     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 26, 2002

                                             1933 ACT REGISTRATION NO. 333-42507
                                             1940 ACT REGISTRATION NO. 811-08559
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                         POST-EFFECTIVE AMENDMENT NO. 8
                                       TO
                             REGISTRATION STATEMENT
                                       ON
                                    FORM S-6


               FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                    OF SECURITIES OF UNIT INVESTMENT TRUSTS
                           REGISTERED ON FORM N-8B-2

                    LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM
                            VARIABLE LIFE ACCOUNT M

                           (EXACT NAME OF REGISTRANT)

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                              (NAME OF DEPOSITOR)


               100 Madison Street, Suite 1860, Syracuse, NY 13202
              (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)


               Depositor's Telephone Number, including Area Code

                                 (888) 223-1860


       Robert O. Sheppard, Esquire                    COPY TO:
Lincoln Life & Annuity Company of New York    Christine S. Frederick,
      100 Madison Street, Suite 1860                  Esquire
            Syracuse NY 13202                The Lincoln National Life
 (NAME AND ADDRESS OF AGENT FOR SERVICE)         Insurance Company
                                                 350 Church Street
                                                 Hartford, CT 06103


           Approximate date of proposed public offering: Continuous.

  INDEFINITE NUMBER OF UNITS OF INTEREST IN VARIABLE LIFE INSURANCE CONTRACTS
                     (TITLE OF SECURITIES BEING REGISTERED)


    An indefinite amount of the securities being offered by the Registration Statement has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Form 24f-2 for Registrant, for the fiscal year ending December 31, 2001 was filed March 27, 2002.



    It is proposed that this filing will become effective:
    / / immediately on filing pursuant to Rule 485(b)
    /X/ on May 1, 2002, pursuant to Rule 485(b)
    / / 60 days after filing pursuant to Rule 485(a)

                             CROSS REFERENCE SHEET
                            (RECONCILIATION AND TIE)
                     REQUIRED BY INSTRUCTION 4 TO FORM S-6


ITEM OF FORM N-8B-2            LOCATION IN PROSPECTUS
-------------------            ----------------------
  1                            Cover Page Highlights

  2                            Cover Page

  3                            *

  4                            Distribution of Policies

  5                            LLANY, the Separate Account and the General
                               Account

  6(a)                         LLANY, the Separate Account and the General
                               Account

  6(b)                         *

  9                            Legal Proceedings

  10(a)-(c)                    Right-to-Examine Period; Surrenders; Accumulation
                               Value; Reports to Policy Owners

  10(d)                        Right to Exchange the Policy; Policy Loans;
                               Surrenders; Allocation of Net Premium Payments

  10(e)                        Lapse and Reinstatement

  10(f)                        Voting Rights

  10(g)-(h)                    Substitution of Securities

  10(i)                        Premium Payments; Transfers; Death Benefits;
                               Payment of Death Benefit Proceeds; Policy Values;
                               Settlement Options

  11                           The Funds

  12                           The Funds

  13                           Charges; Fees

  14                           Issuance

  15                           Premium Payments; Transfers

  16                           LLANY, the Separate Account and the General
                               Account

  17                           Surrenders

  18                           LLANY, the Separate Account and the General
                               Account

  19                           Reports to Policy Owners

  20                           *

  21                           Policy Loans

  22                           *

  23                           LLANY, the Separate Account and the General
                               Account

  24                           Incontestability; Suicide; Misstatement of Age or
                               Gender

  25                           Information about LLANY and the Separate Account

  26                           Fund Participation Agreements

  27                           LLANY, the Separate Account and the General
                               Account

ITEM OF FORM N-8B-2            LOCATION IN PROSPECTUS
-------------------            ----------------------
  28                           Directors and Officers of Lincoln Life

  29                           LLANY, the Separate Account and the General
                               Account

  30                           *

  31                           *

  32                           *

  33                           *

  34                           *

  35                           *

  37                           *

  38                           Distribution of Policies

  39                           Distribution of Policies

  40                           *

  41(a)                        Distribution of Policies

  42                           *

  43                           *

  44                           The Funds; Premium Payments

  45                           *

  46                           Surrenders

  47                           LLANY, the Separate Account and the General
                               Account; Surrenders, Transfers

  48                           *

  49                           *

  50                           LLANY, the Separate Account and the General
                               Account

  51 Cover Page; Highlights; Premium Payments; Right to Exchange the Policy

  52                           Substitution of Securities

  53                           Tax Matters

  54                           *

  55                           *


* Not Applicable

                                  PROSPECTUS 1

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE
ACCOUNT M


HOME OFFICE LOCATION:             ADMINISTRATIVE OFFICE:
100 MADISON STREET                PERSONAL SERVICE CENTER - MVLI
SUITE 1860                        350 CHURCH STREET
SYRACUSE, NY 13202                HARTFORD, CT 06103-1106
(888) 223-1860                    (800) 444-2363


--------------------------------------------------------------------------------
               A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
--------------------------------------------------------------------------------

    This Prospectus describes VUL-I, a flexible premium variable life insurance contract (the "Policy"), offered by Lincoln Life & Annuity Company of New York ("LLANY", "we", "our" or "us").

    The Policy features include: flexible premium payments; a choice of one of two death benefit options; a choice of underlying investment options.


    It may not be advantageous to replace existing insurance or an annuity contract or supplement an existing flexible premium variable life insurance contract with the Policy. This Prospectus and the Prospectuses of the Funds, furnished with this Prospectus, should be read carefully to understand the Policy being offered.


    The Policy described in this prospectus is available only in New York.


    You may allocate net premiums to the Sub-Accounts of our Flexible Premium Variable Life Account M ("Separate Account"). Each Sub-Account invests in Funds Offered through the following:



                - AIM VARIABLE INSURANCE FUNDS



                - DELAWARE VIP TRUST (FORMERLY DELAWARE GROUP PREMIUM FUND)



                - FIDELITY VARIABLE INSURANCE PRODUCTS



                - FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST



                - LINCOLN NATIONAL FUNDS



                - MFS-REGISTERED TRADEMARK- VARIABLE INSURANCE TRUST



                - OCC ACCUMULATION TRUST



                - SCUDDER VIT FUNDS (FORMERLY DEUTSCHE ASSET MANAGEMENT VIT
                  FUNDS TRUST)



Refer to "The Funds" section in this Prospectus for detail on the particular Funds offered in each Sub-Account.


TO BE VALID, THIS PROSPECTUS MUST HAVE THE CURRENT MUTUAL FUNDS' PROSPECTUSES WITH IT. KEEP ALL FOR FUTURE REFERENCE.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPOVED THESE SECURITIES OR DETERMINED THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.


                         PROSPECTUS DATED: MAY 1, 2002

                               TABLE OF CONTENTS


                                          PAGE
                                          ----
Highlights............................       3
  Initial Choices to be Made..........       3
  Level or Varying Death Benefit......       3
  Amount of Premium Payment...........       4
  Selection of Funding Vehicles.......       4
  Insurance Charges and Fees..........       5
  Changes in Specified Amount.........       6
LLANY, the Separate Account and
 The General Account..................       6
Buying Variable Life Insurance........       7
  Replacements........................       9
The Funds.............................       9
  Substitution of Securities..........      11
  Voting Rights.......................      12
  Fund Participation Agreements.......      12
Death Benefit.........................      12
    Death Benefit Options.............      12
    Changes in Death Benefit Option...      13
    Guaranteed Death Benefit
     Provision........................      13
    Payment of Death Benefit..........      14
    Changes in Specified Amount.......      14
Premium Payments; Transfers...........      15
    Premium Payments..................      15
    Allocation of Net Premium
     Payments.........................      16
    Transfers.........................      17
    Limits on Frequent Transfers......      17
    Optional Sub-Account Allocation
     Programs.........................      18
      Dollar Cost Averaging...........      18
      Automatic Rebalancing...........      18
Charges; Fees.........................      19
    Premium Charge....................      19
    Monthly Deductions................      19
    Transaction Fee for Excess
     Transfers........................      19
    Mortality and Expense Risk
     Charge...........................      20
    Fund Expenses.....................      20
    Surrender Charge..................      22
    Reduction of Charges--
     Purchases on a Case Basis........      22
Policy Values.........................      23
    Valuation -- Fixed Account and
     Separate Account.................      23
    Allocation of Premium Payments to
     Separate Account.................      23
    Fixed Account and Loan Account
     Value............................      24
    Accumulation Value................      24
    Net Accumulation Value............      24
Surrenders............................      25
    Surrender Value...................      25
    Partial Surrenders................      25
    Full Surrenders...................      25
    Deferral of Payment and
     Transfers........................      26
Lapse and Reinstatement...............      26
    Lapse of a Policy; Effect of
     Guaranteed Death Benefit
     Provision........................      26



    Reinstatement of a Lapsed
     Policy...........................      27
                                          PAGE
                                          ----
COMMUNICATIONS WITH LLANY.............      27
    Proper Written Form...............      27
    Receipt of Written
     Communications...................      27
    Telephone and Other Electronic
     Communications...................      28
Policy Loans..........................      28
Settlement Options....................      29
Other Policy Provisions...............      29
    Issuance..........................      29
    Effective Date of Coverage........      30
    Short-Term Right to Cancel the
     Policy...........................      30
    Policy Owner......................      30
    Beneficiary.......................      30
    Assignment........................      30
    Right to Exchange for a Fixed
     Benefit Policy...................      31
    Incontestability..................      31
    Misstatement of Age or Sex........      31
    Suicide...........................      32
    Nonparticipating Policies.........      32
    Riders............................      32
Tax Issues............................      32
    Taxation of Life Insurance
     Contracts in General.............      32
    Policies Which Are MECS...........      33
    Policies Which Are Not MECS.......      34
    Other Considerations..............      35
    Tax Status of LLANY...............      36
Other Matters.........................      36
    Directors and Officers of LLANY...      36
    Distribution of Policies..........      38
    Changes of Investment Policy......      39
    State Regulation..................      39
    Reports to Policy Owners..........      39
    Advertising.......................      39
    Legal Proceedings.................      40
    Experts...........................      40
    Registration Statement............      40
Appendix 1............................      41
    Corridor Percentages..............      41
Appendix 2............................      42
    Guaranteed Maximum Cost of
     Insurance Rates..................      42
Appendix 3............................      43
    Illustration of Surrender
     Charges..........................      43
Appendix 4............................      45
    Illustration of Accumulation
     Values, Surrender Values, and
     Death Benefit Proceeds...........      45
Financial Statements
    Separate Account..................     M-1
    Lincoln Life & Annuity Company of
     New York.........................     S-1

HIGHLIGHTS

                    This section is an overview of key Policy features. Your Policy is a flexible premium variable life insurance policy under which flexible premium payments are permitted and the Death Benefit and Policy values may vary with the investment performance of the funding option(s) selected. Its value may change on a:

                    1) fixed basis;
                    2) variable basis; or a
                    3) combination of both fixed and variable bases.


                    Review your personal financial objectives and discuss them with a qualified financial counselor before you buy a variable life insurance policy. This Policy may, or may not, be appropriate for your individual financial goals. If you are already entitled to favorable financial tax treatment, you should satisfy yourself that this Policy meets your other financial goals before you buy it. The value of the Policy and, under one option, the Death Benefit amount depend on the investment results of the funding options you select. Review this Prospectus and Funds Prospectus to achieve a clear understanding of any fund you are considering.


                    We offer other variable life insurance policies and variable annuity contracts with different features, benefits and charges. These policies also provide values that vary in accordance with the investment experience of a separate account of LLANY.

                    At all times, your Policy must qualify as life insurance under the Internal Revenue Code of 1986 (the "Code") to receive favorable tax treatment under Federal law. If these requirements are met, you may benefit from such tax treatment. LLANY reserves the right to return your premium payments if they result in your Policy failing to meet Code requirements.

                    INITIAL CHOICES TO BE MADE

                    The Policy Owner (the "Owner" or "you") is the person named in the "Policy Specifications" who has all of the Policy ownership rights. If no Owner is named, the Insured (the person whose life is insured under the Policy) will be the Owner of the Policy. You, as the Owner, have three important choices to make when the Policy is first purchased. You need to choose:

                    1) one of the two Death Benefit Options;
                    2) the amount of premium you want to pay; and
                    3) the amount of your Net Premium Payment to be placed in
                       each of the funding options you select. The Net Premium Payment is the balance of your Premium Payment that remains after certain charges are deducted from it.

                    LEVEL OR VARYING DEATH BENEFIT

                    The Death Benefit is the amount LLANY pays to the Beneficiary(ies) when the Insured dies. Before we pay the Beneficiary(ies), any outstanding loan account balances or outstanding amounts due are subtracted from the Death Benefit. We calculate the Death Benefit payable as of the date on which the Insured died.

                    When you purchase your Policy, you must choose one of two Death Benefit Options:

                    1) a level death benefit; or
                    2) a varying death benefit.

                    If you choose the level Death Benefit Option, the Death Benefit will be the greater of:

                    1) the "Specified Amount" (as explained in the Death
                       Benefits Section), which is the amount of the death benefit in effect for the Policy when the Insured died (The Specified Amount may be found on the Policy's Specification Page.); or
                    2) the "Corridor Death Benefit" (as explained in the Death
                       Benefits Section), which is the Death Benefit calculated as a percentage of the Accumulation Value.

                    If you choose the varying Death Benefit Option, the Death Benefit will be the greater of:

                    1) the Specified Amount plus the "Net Accumulation Value"
                       (as explained in the Policy Values Section) when the Insured died. The Net Accumulation Value is the total of the balances in the Fixed Account, and the Separate Account minus any outstanding Loan Account amounts; or

                    2) the Corridor Death Benefit. See page 12.


                    This policy contains a Guaranteed Initial Death Benefit Premium. This means that the Death Benefit will not be lower than the Initial Specified Amount regardless of the gains or losses of the Funds you select as long as you pay that Premium. Therefore, the Initial Death Benefit under your Policy would be guaranteed for five years even though your Net Accumulation Value is insufficient to pay your current Monthly Deductions.

                    If you have borrowed against your Policy or surrendered a portion of your Policy, your Initial Death Benefit will be reduced by the Loan Account balance and any surrendered amount.

                    AMOUNT OF PREMIUM PAYMENT

                    When you apply for your Policy, you must decide how much premium to pay. Premium payments may be changed within the limits described on page 15.

                    You may use the value of the Policy to pay the premiums due and continue the Policy in force if sufficient values are available for premium payments. Be careful; if the investment options you choose do not do as well as you expect, there may not be enough value to continue the Policy in force without more premium payments. Charges against Policy values for the cost of insurance (see page 19) increase as the Insured gets older.


                    If your Policy lapses because your Monthly Premium Deduction is larger than the Net Accumulation Value, you may reinstate your Policy. See page 27.



                    When you first receive your Policy you will have 10 days to look it over, unless state law requires a greater time. This is called the "Right-to-Examine" period. Use this time to review your Policy and make sure it meets your needs. During this period your Initial Premium Payment will be deposited in the Fixed Account. If you then decide you do not want your Policy, we will return all Premium Payments with no interest paid. See page 30.


                    SELECTION OF FUNDING VEHICLES

                    This Prospectus focuses on the Separate Account investment information that makes up the "variable" part of the contract. If you put money into the variable funding options, you assume all the investment risk on that money. This means that if the mutual fund(s) you select go up in value, the value of your Policy, net of charges and expenses, also goes up. If those funds lose value, so does your Policy. Each fund has its own investment objective. You should review each fund's Prospectus before making your decision.


                    You must choose the Fund(s) in which you want to place each Net Premium Payment. The Sub-Accounts make up the Separate Account. Each Sub-Account invests in shares of a certain Fund. You may also choose to place your Net Premium Payment or part of it into the Fixed Account. A Sub-Account is not guaranteed and will increase or decrease in value according to the particular Fund's investment performance. See page 9.


                    You may also use LLANY's Fixed Account to fund your Policy. Net Premium payments put into the Fixed Account:

                - become part of LLANY's General Account;
                - do not share the investment experience of the Separate
                  Account; and
                - have a guaranteed minimum interest rate of 4% per year.

                    Interest beyond 4% is credited at LLANY's discretion. For additional information on the Fixed Account, see page 7.


                    INSURANCE CHARGES AND FEES


                    LLANY may profit from any of these charges, including the mortality and expense risk and cost of insurance charges, and may use the profit for any purpose, including covering shortfalls from other charges.

                    We deduct a premium charge of 5% from each Premium Payment. We make Monthly deductions for administrative expenses (currently, $15 per month for the first Policy Year and $5 per month afterwards, guaranteed not to exceed $7.50 after the first Policy Year) along with the Cost of Insurance and any riders that are placed on your Policy. We make daily charges against the Separate Account for mortality and expense risk. This charge is currently at an annual rate of .80% for Policy Years 1-12, 0.55% for Policy Year 13 and beyond. The charge is guaranteed not to exceed .90% per year through Policy Year 12 and .65% in Policy Years 13 and beyond.

                    Each Fund has its own management fee charge, also deducted daily. Each Fund's expense levels will affect its investment results. The table on page 20 shows you current expense levels for each Fund.

                    Each Policy Year you may make 12 transfers between funding options without charge. Beyond 12, a $25 fee may apply.


                    The Surrender Charge is the amount retained by us if the Policy is surrendered. We charge you 2% of the amount withdrawn, up to a maximum of $25, each time you request a partial surrender of your Policy. If you totally surrender your Policy within the first 10 years, a Surrender Charge will be deducted in computing what will be paid you. If you surrender your Policy within the first 10 years after an increase in the Specified Amount, a Surrender Charge will also be imposed in addition to any existing Surrender Charges. The maximum Surrender Charge will never exceed $54.00 per $1,000 of Specified Account. See page 22.



                    You may borrow within described limits against your Policy. If you borrow against your Policy, interest will be charged to the Loan Account Value. The annual interest rate is 8%. LLANY will credit interest on the Loan Account Value. For the first ten Policy Years, interest will be credited at a current annual rate equal to the interest rate charged minus 1%, guaranteed not to exceed 2%. For Policy Years eleven and beyond, the credited annual rate will be equal to the interest rate charged minus .25%, guaranteed not to exceed 1%. See page 28.



                    Depending on the amount of premium you pay, there may be little, or no, cash value in your Policy to borrow or surrender in the early years.

                    Charges and fees may be reduced in some circumstances where Policies are purchased by corporations and other groups or sponsoring organizations on a case basis. See page 22.

                    CHANGES IN SPECIFIED AMOUNT

                    The Initial Specified Amount is chosen by the Policy Owner and is initially equal to the Death Benefit.


                    Within certain limits, you may decrease or, with satisfactory evidence of insurability, increase the Specified Amount. The minimum Specified Amount is currently $100,000. Such changes will affect other aspects of your Policy. See page 14.



                    If your needs should call for you to increase or decrease your Specified Amount at any time, discuss with your financial adviser the appropriateness of this action and of buying the additional coverage in another type of insurance.


LLANY, THE SEPARATE ACCOUNT AND
THE GENERAL ACCOUNT


                    LLANY is a life insurance company founded in New York on June 6, 1996. LLANY is a subsidiary of Lincoln Life. Lincoln Life is one of the largest stock life insurance companies in the United States. Lincoln Life, an Indiana corporation, is owned by Lincoln National Corp. (LNC) which is also organized under Indiana law. LNC's primary businesses are insurance and financial services.


                    Lincoln Life & Annuity Flexible Premium Variable Life Account M ("Account M") is a "separate account" of the company established pursuant to a resolution of the Board of Directors of LLANY. Under New York law, the assets of Account M attributable to the Policies, though our property, are not chargeable with liabilities of any other business of LLANY and are available first to satisfy our obligations under the Policies. Account M income, gains, and losses are credited to or charged against Account M without regard to our other income, gains, or losses. Its values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the "Commission") as a "unit investment trust" under the 1940 Act and meets the 1940 Act's definition of "separate account". Such registration does not involve supervision by the Commission of Account M's or LLANY's management, investment practices, or policies. We have other registered separate accounts which fund other variable life insurance policies and variable annuity contracts.

                    Account M is divided into Sub-Accounts, each of which is invested solely in the shares of one of the mutual funds available as funding vehicles under the Policies. On each Valuation Day (any day on which the New York Stock Exchange is open), Net Premium Payments allocated to Account M will be invested in Fund shares at net asset value, and monies to pay for deductions, charges, transfers and surrenders from Account M are raised by selling Fund shares at net asset value.

                    The Funds and their investment objectives, which they may or may not achieve, are described in "The Funds". More Fund information is in the Funds' prospectuses, which must accompany or precede this prospectus and should be read carefully. Some Funds have investment objectives and policies similar to those of other funds managed by the same investment adviser. Their investment results may be higher or lower than those of the other funds, and there can be no assurance, and no representation is made, that a Fund's investment results will be comparable to those of any other fund.

                    We reserve the right to add, withdraw or substitute Funds, subject to the conditions of the Policy and to compliance with regulatory requirements, if, in our sole discretion legal, regulatory, marketing, tax or investment considerations so warrant or in the event a particular Fund is no longer available for investment by the Sub-Accounts. No substitution will take place without prior approval of the Commission, to the extent required by law.

                    Shares of the Funds may be used by us and other insurance companies to fund both variable annuity contracts and variable life insurance policies. While this is not perceived as problematic, the Funds' governing bodies (Boards of Directors/Trustees) have agreed to monitor events to identify any material irreconcilable conflicts which might arise and to decide what responsive action might be appropriate. If a Sub-Account were to withdraw its investment in a Fund because of a conflict, a Fund might have to sell portfolio securities at unfavorable prices.

                    A Policy may also be funded in whole or in part through the "Fixed Account", part of LLANY's General Account supporting its insurance and annuity obligations. We will credit interest on amounts held in the Fixed Account as we determine from time to time, but not less than 4% per year. Interest, once credited, and Fixed Account principal are guaranteed. Interests in the Fixed Account have not been registered under the 1933 Act in reliance on exemptive provisions. The Commission has not reviewed Fixed Account disclosures, but they are subject to securities law provisions relating to accuracy and completeness.


                    We have assigned full-time staff devoted to the development of Business Continuity Plans in conjunction with a national vendor. In addition, we have a site available in which to recover our critical business functions in the event of a disaster. We will conduct tests of our capabilities and plans.



                    In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a premium payment and/or freeze a Policyholder's account. This means we could refuse to honor requests for transfer, withdrawals, surrenders, loans, assignments, beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the Policyholder, and held in that account until instructions are received from the appropriate Regulator.


BUYING VARIABLE LIFE INSURANCE

                    The Policies this Prospectus offers are variable life insurance policies which provide death benefit protection. Investors not needing death benefit protection should consider other forms of investment, as there are extra costs and expenses of providing the insurance feature. Further, life insurance purchasers who are risk-averse or want more predictable premium levels and benefits may be more comfortable buying more traditional, non-variable life insurance. However, variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection and willing to assume investment risk and to monitor investment choices they have made.

                    Flexibility starts with the ability to make differing levels of premium payments. A young family just starting out may only be able to pay modest premiums initially but hope to increase premium payments over time. At first, this family would be paying primarily for the insurance feature (perhaps at ages where the insurance cost is relatively low) and later use a Policy more as a savings vehicle. A customer at peak earning capacity may wish to pay substantial premiums for a limited number of years prior to retirement, after which Policy values may suffice, based on future expected return results, though not guaranteed, to keep the Policy inforce for the expected lifetime and to provide, through loans, supplemental retirement income. A customer may be able to pay a large single premium, using the Policy primarily as a savings and investment vehicle for potential tax advantages. A parent or grandparent may find a policy on the life of a child or grandchild a useful gifting opportunity over a period of years and the basis of an investment program for the donee. A business may be able to use a Policy to fund non-qualified executive compensation or business continuation plans.

                    Sufficient premiums must always be paid to keep a policy inforce, and there is a risk of lapse if premiums are too low in relation to the insurance amount and if investment results are less favorable than anticipated. The Guaranteed Death Benefit Provision, if elected, may help to assure a death benefit even if investment results are unfavorable.

                    Flexibility also results from being able to select, monitor and change investment choices within a Policy. With the wide variety of fund options available, it is possible to fine tune an investment mix and change it to meet changing personal objectives or investment conditions. Policy owners should be prepared to monitor their investment choices on an ongoing basis.

                    Variable life insurance has significant tax advantages under current tax law. A transfer of values from one fund to another within the Policy generates no taxable gain or loss. And any investment income and realized capital gains within a fund are automatically reinvested without being taxed to the Policy owner. Policy values therefore accumulate on a tax-deferred basis. These situations would normally result in immediate tax liabilities in the case of direct investment in mutual funds.

                    While these tax deferral features also apply to variable annuities, liquidity (the ability of Policy owners to access Policy values) is normally more easily achieved with variable life insurance. Unless a policy has become a "modified endowment contract" (see "Tax Issues"), an owner can borrow Policy values tax-free, without surrender charges and at very low net interest cost. Policy loans can be a source of retirement income. Variable annuity withdrawals are generally taxable to the extent of accumulated income, may be subject to surrender charges, and will result in penalty tax if made before age 59 1/2.

                    Depending on the death benefit option chosen, accumulated Policy values may also be part of the eventual death benefit payable. If a Policy is heavily funded and investment performance is very favorable, the death benefit may increase even further because of tax law requirements that the death benefit be a certain multiple of Policy value, depending on the Insured's age (see "Death Benefit"). The death benefit is income-tax free and may, with proper estate planning, be estate-tax free. A tax advisor should be consulted.

                    There are costs and expenses of variable life insurance ownership which are directly related to Policy values (i.e. asset based costs), as is true with investment in mutual funds or variable annuities. A significant additional cost of variable life insurance is the "cost of insurance" charge which is imposed on the "amount at risk" (the death benefit less Policy value) and increases as the insured grows older. This charge varies by age, underwriting classification, smoking status and in most states by gender. The effect of its increase can be seen in illustrations in this Prospectus (see Appendix 4) or in personalized illustrations available upon request. Surrender Charges, which decrease over time, are another significant additional cost if the Policy is not retained.

8
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                    REPLACEMENTS




                    Before purchasing the Policy to replace, or to be funded with proceeds borrowed or withdrawn from, an existing life insurance policy or annuity contract, an applicant should consider a number of factors to determine whether doing so is in his or her best interest. Will any commission be paid to an agent or any other person with respect to the replacement? Is coverage and comparable values available from the Policy, as compared to his or her existing policy? The Insured may no longer be insurable or the contestability period may have elapsed with respect to the existing policy, while the Policy could be contested. How much of the surrender charge period under your old policy has elapsed? (Your Policy with us will have a new surrender charge period.) Will the surrender charges under this Policy be lower or higher than under the old Policy? The insurance risk under your Policy with us will not start until the prior policy has been deemed surrendered. If you buy this Policy you should consider these and similar matters before deciding to replace this Policy or to withdraw funds from it.


THE FUNDS

                    Each of the Sub-Accounts of the Separate Account is invested solely in the shares of one of the Funds available under the Policies. Each of the Funds, in turn, is an investment portfolio of one of the trusts or corporations listed below. A given Fund may have a similar investment objective and principal investment strategy to those for another mutual fund managed by the same investment advisor or subadvisor. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.


                    The portfolios, their investment advisers and objectives, and the Funds within each that are available under the Policies listed below. Additional information is available in each Funds prospectus.



                    AIM VARIABLE INSURANCE FUNDS is advised by A I M Advisors, Inc.



                        AIM V.I. CAPITAL APPRECIATION FUND (SERIES I): Seeks growth of capital.



                        AIM V.I. DIVERSIFIED INCOME FUND (SERIES I): Seeks to achieve a high level of current income.



                        AIM V.I. GROWTH FUND (SERIES I): Seeks growth of capital.



                        AIM V.I. PREMIER EQUITY FUND (SERIES I) (FORMERLY AIM V.I. VALUE FUND): Seeks to achieve long-term growth of capital. Income is a secondary objective.



                    DELAWARE VIP TRUST (FORMERLY DELAWARE GROUP PREMIUM FUND) is advised by Delaware International Advisers, Ltd. for the Emerging Markets Series, and Delaware Management Company for all of the other Series.



                        EMERGING MARKETS SERIES (STANDARD CLASS): Seeks long-term capital appreciation. Under normal circumstances, at least 80% of the Series' net assets will be in investments of emerging market issuers.



                        SMALL CAP VALUE SERIES (STANDARD CLASS): Seeks capital appreciation by investing primarily in stocks of companies whose market values appear low relative to underlying value or future earnings and growth potential. Under normal circumstances, at least 80% of the Series' net assets will be in investments of small cap companies.

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                        TREND SERIES (STANDARD CLASS): Seeks long-term capital
                        appreciationby investing primarily in stocks of small growth oriented or emerging companies that, in the management team's view, are responsive to changes within the marketplace and have the fundamental characteristics to support continued growth.



                    FIDELITY VARIABLE INSURANCE PRODUCTS is advised by Fidelity Management and Research Company.



                        ASSET MANAGER PORTFOLIO (INITIAL CLASS): Seeks high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds and money market instruments.



                        EQUITY-INCOME PORTFOLIO (INITIAL CLASS): Seeks reasonable income by investing primarily in income-producing equity securities, with some potential for capital appreciation, seeking a yield that exceeds the composite yield on the securities comprising the Standard and Poor's 500 Index (S&P 500).



                        INVESTMENT GRADE BOND PORTFOLIO (INITIAL CLASS): Seeks as high a level of current income as is consistent with the preservation of capital by investing in U.S. dollar-denominated investment-grade bonds.



                    FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST is advised by Templeton Investment Counsel, LLC for the Templeton Global Asset Allocation Fund and Foreign Securities Fund, and Templeton Global Advisors Limited for the Templeton Growth Securities Fund.



                        TEMPLETON FOREIGN SECURITIES FUND (CLASS 1) (FORMERLY TEMPLETON INTERNATIONAL SECURITIES FUND): Seeks long-term capital growth. Invests primarily in stocks of companies outside the United States, including those in emerging markets.



                        TEMPLETON GLOBAL ASSET ALLOCATION FUND (CLASS 1) (FORMERLY TEMPLETON ASSET STRATEGY FUND): Seeks high total return. Invests primarily in stocks of companies in any nation, bonds of companies and governments of any nation, and money markets. May also invest in high yield, lower-rated bonds.



                        TEMPLETON GROWTH SECURITIES FUND (CLASS 1): Seeks long-term capital growth. Invests primarily in stocks of companies of any nations, including those in the U.S. and emerging markets.



                    LINCOLN NATIONAL FUNDS (LN) are advised by Delaware Management Company.



                        LN MONEY MARKET FUND, INC.: Seeks maximum current income consistent with the preservation of capital. The fund invests in high quality, short-term obligations issued by U.S. corporations, the U.S. Government, and federally chartered banks and U.S. branches of foreign banks.



                    MFS-REGISTERED TRADEMARK- VARIABLE INSURANCE TRUST is advised by Massachusetts Financial Services Company.



                        EMERGING GROWTH SERIES (INITIAL CLASS): Seeks to provide long-term growth of capital.



                        TOTAL RETURN SERIES (INITIAL CLASS): Seeks mainly to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income.



                        UTILITIES SERIES (INITIAL CLASS): Seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities).

                    OCC ACCUMULATION TRUST is advised by OpCap Advisors.



                        GLOBAL EQUITY PORTFOLIO: Seeks long-term capital appreciation through a global investment strategy primarily involving equity securities.



                        MANAGED PORTFOLIO: Seeks growth of capital over time through investment in a portfolio of common stocks, bonds and cash equivalents, the percentage of which will vary based on management's assessments of relative investment values.



                    SCUDDER VIT FUNDS TRUST (FORMERLY DEUTSCHE ASSET MANAGEMENT VIT FUNDS TRUST) is advised by Deutsche Asset
                    Management, Inc.



                        EQUITY 500 INDEX FUND: The fund seeks to match, as closely as possible, before expenses, the performance of the Standard & Poor's 500 Composite Price Index (S&P 500 Index), which emphasizes stocks of large U. S. companies.



                    Several of the portfolios may invest in non-investment grade, high yield, high-risk debt securities (commonly referred to as "junk bonds"), as detailed in the individual Fund prospectuses. Also, take note that during extended periods of low interest rates the yields of Money Market sub-accounts may become extremely low, and possibly negative. Please review the Funds prospectuses carefully.


                    There is no assurance that the investment objective of any of the Funds will be met. A Policy Owner bears the complete investment risk for Accumulation Values allocated to a Sub-Account. Each of the Sub-Accounts involves inherent investment risk, and such risk varies significantly among the Sub-Accounts. Policy Owners should read each Fund's prospectus carefully and understand the Funds' relative degrees of risk before making or changing investment choices. Additional Funds may, from time to time, be made available as investments to underlie the Policies. However, the right to make such selections will be limited by the terms and conditions imposed on such transactions by LLANY (See "Premium Payments"). LLANY may make these changes (including substitutions) for some or all classes of policyholders.

                    Required premium levels will vary based on market performance. In a prolonged market downturn, affecting all Sub-Accounts, additional Premium Payments may be necessary to maintain the level of coverage or to avoid lapsing of the Policy. Review of periodic contract statements is strongly suggested to determine appropriate premium requirements.

                    SUBSTITUTION OF SECURITIES

                    If the shares of any Fund should no longer be available for investment by the Separate Account, or if, in our judgment, further investment in such shares should cease to be appropriate in view of the purpose of the Separate Account or in view of legal, regulatory or federal income tax restrictions, or for any other reason in our sole discretion; we may substitute shares of another Fund. There will be no substitution of securities in any Sub-Account without prior approval of the Commission. Substitute funds may have higher charges than the funds being replaced.

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                    Substitutions may be made with respect to existing
                    investments or the investment of future premium payments, or both. We may close Sub-Accounts to allocations of premium payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the Sub-Accounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Sub-Accounts.

                    VOTING RIGHTS

                    In accordance with its view of present applicable law, LLANY will vote the shares of each Fund held in the Separate Account at special meetings of the shareholders of the particular Trust in accordance with written instructions received from persons having the voting interest in the Separate Account. LLANY will vote shares for which it has not received instructions, as well as shares attributable to it, in the same proportion as it votes shares in the Separate Account for which it has received instructions. The Trusts do not hold regular meetings of shareholders.

                    The number of shares which a person has a right to vote will be determined as of a date to be chosen by the appropriate Trust not more than sixty (60) days prior to the meeting of the particular Trust. Voting instructions will be solicited by written communication at least fourteen (14) days prior to the meeting.

                    To determine how many votes each policy owner is entitled to direct with respect to a Fund, first we will calculate the dollar amount of your account value attributable to that Fund. Second, we will divide that amount by $100.00. The result is the number of votes you may direct.

                    The Funds' shares are issued and redeemed only in connection with variable annuity contracts and variable life insurance policies issued through separate accounts of LLANY and other life insurance companies. The Trusts do not foresee any disadvantage to Policy Owners arising out of the fact that shares may be made available to separate accounts which are used in connection with both variable annuity and variable life insurance products. Nevertheless, the Trusts' Boards intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a Fund. This might force a Fund to sell portfolio securities at disadvantageous prices.

                    FUND PARTICIPATION AGREEMENTS


                    In order to make the Funds available, LLANY has entered into agreements with the trusts or corporations and their advisors or distributors. In some of these agreements, LLANY must perform certain administrative services for the Fund advisors or distributors. For these administrative functions, LLANY may be compensated by the Fund at annual rates of between .10% and .35% of the assets attributable to the Policies.


DEATH BENEFIT

                    DEATH BENEFIT OPTIONS

                    Two different Death Benefit Options are available for determining the Death Benefit. The amount payable under either option will be determined as of the date of the Insured's death.

                    The Specified Amount, which may not be less than $100,000, is the amount requested by the Policy Owner at the time of application for insurance. This amount, in combination with a death benefit option, will define the death benefit. The Specified Amount is a field on the Policy Specification Page.

                    Under OPTION 1 the Death Benefit will be the greater of the Specified Amount (a minimum of $100,000 as of the date of this Prospectus), or the applicable percentage (the "Corridor Percentage") of the Accumulation Value required to maintain the Policy as a "life insurance contract" for tax purposes (the "Corridor Death Benefit"). The Corridor Percentage is 250% through the Insured's age 40 and decreases in accordance with the table in Appendix I to 100% at the Insured's age 95. Option 1 provides a level Death Benefit until the Corridor Death Benefit exceeds the Specified Amount.

                    Under OPTION 2 the Death Benefit will be the greater of the Specified Amount plus the Accumulation Value, or the Corridor Death Benefit. Option 2 provides a varying Death Benefit which increases or decreases over time, depending on the amount of premium paid and the investment performance of the underlying funding options chosen.

                    Under both Option 1 and Option 2, the proceeds payable upon death will be the Death Benefit, reduced by partial surrenders and by the amount necessary to repay any loans in full. Option 1 will be in effect unless Option 2 has been elected in the application for the Policy or unless a change has been allowed.

                    CHANGES IN DEATH BENEFIT OPTION

                    A Death Benefit Option change will be allowed upon the Owner's written request to our Administrative Office in form satisfactory to LLANY, subject to the following conditions:

                     - The change will take effect on the Monthly Anniversary
                       Day (the day of the month as shown in the Policy Specifications) or on the next Valuation Day following the date of receipt of the request.

                     - There will be no change in the Surrender Charge, and
                       evidence of insurability may be required.

                     - No change in the Death Benefit Option may reduce the
                       Specified Amount below $100,000.

                     - For changes from Option 1 to Option 2, the new Specified
                       Amount will equal the Specified Amount less the Accumulation Value at the time of the change.

                     - For changes from Option 2 to Option 1, the new Specified
                       Amount will equal the Specified Amount plus the Accumulation Value at the time of the change.

                    GUARANTEED DEATH BENEFIT PROVISION

                    The Guaranteed Death Benefit Provision assures that, as long as the Guaranteed Initial Death Benefit Premium is paid, the Death Benefit will not be less than the Initial Specified Amount during the first five Policy Years even if the Net Accumulation Value is insufficient to cover the current Monthly Deductions, assuming there have been no loans or partial surrenders.

                    Changes in Initial Specified Amount, partial surrenders, and Death Benefit Option changes during the first five Policy Years may affect the Guaranteed Death Benefit Premium. These events and loans may also affect the Policy's ability to remain in force.

                    PAYMENT OF DEATH BENEFIT

                    The Death Benefit is the amount payable to the Beneficiary upon the death of the Insured in accordance with the Death Benefit Option elected. Any outstanding loan amounts or overdue deductions are deducted prior to payment of the proceeds.


                    We offer a checkbook service in which the Death Benefit proceeds are transferred into an interest-bearing account, in the Beneficiary's name as owner of the account. Your Beneficiary has quick access to the funds and is the only one authorized to transfer funds from the account. This service allows the Beneficiary additional time to decide how to manage Death Benefit Proceeds with the balance earning interest from the day the account is opened.


                    The Death Benefit under the Policy will be paid in a lump sum within seven days after receipt at our Administrative Office of due proof of the Insured's death (a certified copy of the death certificate), unless the Owner or the Beneficiary has elected that it be paid under one or more of the Settlement Options (See "Settlement Options"). Payment of the Death Benefit may be delayed if the Policy is being contested.

                    While the Insured is living, the Owner may elect a Settlement Option for the Beneficiary and deem it irrevocable, and may revoke or change a prior election. The Beneficiary may make or change an election within 90 days of the death of the Insured, unless the Owner has made an irrevocable election.

                    All or a part of the Death Benefit may be applied under one or more of the Settlement Options, or such other options as LLANY may make available in the future.

                    If the Policy is assigned as collateral security, LLANY will pay any amount due the assignee in one lump sum. Any excess Death Benefit due will be paid as elected.

                    The Death Benefit under the Policy at any point in time must be at least the "Corridor Percentage" of the Accumulation Value based on the Insured's attained age. The table of Corridor Percentages is in Appendix 1.

                    CHANGES IN SPECIFIED AMOUNT


                    If you want to increase your Specified Amount, you should note that an increase normally triggers a number of additional requirements, such as a separate surrender charge period, higher surrender charges overall, and a new incontestability period. Before requesting an increase in Specified Amount, consult your financial adviser to determine whether an increase is appropriate for your particular situation. Changes in the Specified Amount of a Policy can be made by submitting a written request to our Administrative Office in form satisfactory to us.


                    Changes in the Specified Amount are subject to the following conditions:

                     - Satisfactory evidence of insurability and a supplemental application may be required for an increase in the Specified Amount.

                     - An increase in the Specified Amount will increase the
                       Surrender Charge.

                     - As of the date of this Prospectus, the minimum allowable increase in Specified Amount is $1,000.

                     - No decrease may reduce the Specified Amount to less than
                       $100,000.

                     - No decrease may reduce the Specified Amount below the
                       minimum required to maintain the Policy's status under the Code as a life insurance policy.

                    Decreases in Specified Amount will be effective on the Monthly Anniversary Day on or next following receipt of the request at our Administrative Office, if all requirements have been met. Decreases in Specified Amount will be applied to reduce existing Specified Amount in the following order: first, the most recent increase in Specified Amount; then, the next most recent increases in Specified Amount successively; and finally, against the Specified Amount provided at issue.

                    Increases in Specified Amount, if approved by LLANY and provided the Insured is living, will be effective on (i) the Monthly Anniversary Day on or next following approval of the request at our Administrative Office and (ii) the deduction from the Accumulation Value of the first month's cost of insurance for the increase. If the Specified Amount is increased, a new Surrender Charge applies for ten years following any increase in Specified Amount. (See "Charges; Fees -- Surrender Charge".)

PREMIUM PAYMENTS; TRANSFERS

                    PREMIUM PAYMENTS


                    The Policies provide for flexible premium payments. Premium Payments are payable in the frequency and in the amount selected by the Policy Owner. The initial Premium Payment is due on the Issue Date and is payable in advance. The minimum payment is the amount necessary to maintain a positive Net Accumulation Value or Guaranteed Minimum Death Benefit. We reserve the right to decline any application or Premium Payment.


                    After the initial Premium Payment, all Premium Payments must be sent directly to our Administrative Office and will be deemed received when actually received there.

                    The Policy Owner may elect to increase, decrease or change the frequency of Premium Payments.

                    PLANNED PREMIUMS are Premium Payments scheduled when a Policy is applied for. This is the amount for which we send a premium reminder notice. They can be billed annually, semiannually or quarterly. Pre-authorized automatic monthly check payments may also be arranged.


                    ADDITIONAL PREMIUMS are any Premium Payments made in addition to Planned Premiums. We reserve the right to limit the number or amount of such additional premium payments if such limitation is necessary to qualify the Policy as life insurance under the Internal Revenue Code.


                    GUARANTEED INITIAL DEATH BENEFIT PREMIUM, if paid during each of the first five Policy Years, enables the Policy to remain in force regardless of investment performance, assuming no surrenders or loans during that time. The Guaranteed Initial Death Benefit Premium is stated in the Policy Specifications. An increase in Specified Amount would require a recalculation of the Guaranteed Initial Death Benefit Premium. If this premium is not paid, or there are partial surrenders or loans taken during the first five Policy Years, the Policy will lapse during the first five Policy Years if the Net Accumulation Value is less than the next Monthly Deduction, just as it would after the first five Policy Years at any time the Net Accumulation Value is less than the next Monthly Deduction.

                    Payment of Planned Premiums or Additional Premiums in any amount will not, except as noted above, guarantee that the Policy will remain in force. Conversely, failure to pay Planned Premiums or Additional Premiums will not necessarily cause a Policy to lapse (See "Guaranteed Death Benefit Provision").

                    PREMIUM INCREASES. At any time, the Owner may increase Planned Premiums, or pay Additional Premiums, but:

                     - Evidence of insurability may be required if the
                       Additional Premium or the new Planned Premium during the current Policy Year would increase the difference between the Death Benefit and the Accumulation Value. If satisfactory evidence of insurability is requested and not provided, we will refund the increase in premium without interest and without participation of such amounts in any underlying funding options.

                     - In no event may the total of all Premium Payments exceed the then-current maximum premium limitations established by federal law for a Policy to qualify as life insurance. If, at any time, a Premium Payment would result in total Premium Payments exceeding such maximum premium limitation, we will only accept that portion of the Premium Payment which will make total premiums equal the maximum. Any part of the Premium Payment in excess of that amount will be returned or applied as otherwise agreed and no further Premium Payments will be accepted until allowed by the then-current maximum premium limitations prescribed by law.

                     - If there is any Policy indebtedness, any additional Net
                       Premium Payments will be used first as a loan repayment with any excess applied as an additional Net Premium Payment, unless the Owner specifies otherwise.

                    ALLOCATION OF NET PREMIUM PAYMENTS

                    The Net Premium Payment is the portion of a Premium Payment, after deduction of 5.0% for the premium load, available for allocation to the Funds you selected.


                    When you purchase a Policy, you must decide how to allocate Net Premium Payments among the Sub-Accounts and the Fixed Account. Allocation to any one Sub-Account or to the Fixed Account must be in whole percentages.


                    During the Right-to-Examine Period, the Net Premium Payment will be allocated to the Fixed Account, and interest credited from the Issue Date if the Premium Payment was received on or before the Issue Date. We will allocate the initial Net Premium Payment directly to the Sub-Account(s) you selected within three days after expiration of the Right-to-Examine Period.

                    Unless directed otherwise by the Policy Owner, we will allocate subsequent Net Premium Payments on the same basis as the most recent previous Net Premium Payment. Such allocation will occur as of the next Valuation Period after each payment is received.

                    You may change the allocation for future Net Premium Payments at any time free of charge effective for Premium Payments made more than one week after we receive the notice of the new allocation at our Administrative Office. Any new allocation is subject to the same requirements as the initial allocation. We may, at our sole discretion, waive minimum premium allocation requirements.

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
                    TRANSFERS


                    Before the Insured attains age 100, Policy values may, at any time, be transferred from one Sub-Account to another or from the Separate Account to the Fixed Account. Within the 30 days after each Policy Anniversary, you may also transfer a portion of the Fixed Account Value to one or more Sub-Accounts, until the Insured attains age 100. Transfers from the Fixed Account are allowed in the 30-day period after a Policy Anniversary and will be effective as of the next Valuation Day after a request is received in good order at our Administrative Office. The cumulative amount of transfers from the Fixed Account within any such 30-day period cannot exceed 20% of the Fixed Account Value on the most recent Policy Anniversary. LLANY may further limit transfers from the Fixed Account at any time.



                    Subject to the above restrictions, up to 12 transfers may be made in any Policy Year without charge. A $25 fee may apply for each transfer request in excess of 12 in any Policy Year. A single transfer request, either in writing or by telephone, may consist of multiple transactions. Transfer requests must be made in writing, or by facsimile, to our Administrative Office.


                    Please note that the telephone and/or facsimile may not always be available. Any telephone or facsimile, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should send your request in writing to our Administrative Office.


                    Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of Accumulation Units based on the Accumulation Unit values next determined after a written request is received by us at our Administrative Office. Transfer requests must be received by the Administrative Office by the close of the New York Stock Exchange (usually, 4:00 pm ET) on each day the New York Stock Exchange is open, in order to be effective that day. You should carefully consider current market conditions and each Sub-Account's investment policies and related risks before allocating money to the Sub-Accounts. See "The Funds" in this Prospectus.


                    LLANY, at its sole discretion, may waive minimum balance requirements on the Sub-Accounts.


                    LIMITS ON FREQUENT TRANSFERS



                    The Policy is not designed to serve as a vehicle for frequent trading, in response to short-term fluctuations in the market. Such frequent trading can disrupt the management of a Fund; increase trading and transaction costs and raise expenses; disrupt planned investment strategies; force unplanned portfolio turnover and adversely affect Fund performance through asset swings that decrease the Fund's ability to provide maximum investment return to all Policy owners. Accordingly, organizations and individuals who use market-timing investment strategies and make frequent transfers should not purchase this Policy.



                    We reserve the right to restrict, in our sole discretion and without prior notice, transfers initiated by a market-timing organization, individual or other party authorized to give transfer instructions on behalf of multiple policy owners. Such restrictions could include:



                    1) Not accepting transfer instructions from an agent acting on behalf of more than one policy owner; and

                    2) Not accepting preauthorized transfer forms from market-timers or other entities acting on behalf of more than one Policy owner at a time.



                    We further reserve the right to impose, without prior notice, restrictions on any transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other Policy owners or harm the Funds.


                    OPTIONAL SUB-ACCOUNT ALLOCATION PROGRAMS

                    You may elect to enroll in either of the following programs currently free of charge (though we reserve the right to charge for them). However, both programs cannot be in effect at the same time. Transfers under these programs do not count against the 12 transfers per year without charge.

                    DOLLAR COST AVERAGING

                    Dollar Cost Averaging is a program which, if elected, systematically allocates specified dollar amounts from the Money Market Sub-Account to one or more of the Policy's other Sub-Accounts at regular intervals as you select. By allocating on a regularly scheduled basis as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. Dollar cost averaging will not assure a profit or protect against a declining market.

                    You may elect Dollar Cost Averaging by establishing a Money Market Sub-Account value of at least $1,000. The minimum amount per month to allocate is $100. Enrollment in this program may occur at any time by providing the information requested on the Dollar Cost Averaging election form to LLANY at our Administrative Office, provided that sufficient value is in the Money Market Sub-Account. Transfers to the Fixed Account are not permitted under Dollar Cost Averaging. We may, at our sole discretion, waive Dollar Cost Averaging minimum deposit and transfer requirements.

                    Dollar Cost Averaging will terminate when any of the following occurs: (1) the number of designated transfers has been completed; (2) the value of the Money Market Sub-Account is insufficient to complete the next transfer; (3) you request termination by telephone or in writing and such request is received at least one week prior to the next scheduled transfer date to take effect that month; or (4) the Policy is surrendered.

                    AUTOMATIC REBALANCING

                    Automatic Rebalancing is an option which, if elected by the Owner on the initial application, periodically restores to a pre-determined level the percentage of Policy Value allocated to each Sub-Account (e.g. 20% Money Market, 50% Growth, 30% Utilities). This pre-determined level will be the allocation initially selected on the application, unless subsequently changed. The Automatic Rebalancing allocation may be changed at any time by submitting a written request to LLANY at our Administrative Office.

                    If Automatic Rebalancing is elected, all Net Premium Payments allocated to the Sub-Accounts must be subject to Automatic Rebalancing. The Fixed Account is not available for Automatic Rebalancing.

                    You may select Automatic Rebalancing to take place on either a quarterly, semi-annual or annual basis. Once Automatic Rebalancing is activated, any Sub-Account transfers executed outside of the rebalancing option will terminate the Automatic Rebalancing. Any subsequent premium payment or withdrawal that modifies the net account balance within each Sub-Account may also cause termination of Automatic Rebalancing. Any such termination will be confirmed to the Owner. You may terminate Automatic Rebalancing or re-enroll at any time by writing our Administrative Office.

CHARGES; FEES


                    We deduct charges in connection with the Policy to compensate us for providing the Policy's insurance benefit, administering the Policy, assuming certain risks under the Policy and for sales-related expenses we incur. LLANY may profit from any of these charges, including the mortality and expense risk and cost of insurance charges, and may use the profit for any purpose, including covering shortfalls from other charges.



                    PREMIUM CHARGE



                    We deduct a premium charge of 5% of each Premium Payment. This amount, sometimes referred to as "premium load", is intended to cover a portion of our state premium tax expenses, certain federal tax liabilities resulting from the receipt of premiums, and a portion of our distribution expenses.


                    MONTHLY DEDUCTIONS

                    We make a Monthly Deduction from the Net Accumulation Value for administrative expenses of $15 during the first Policy Year and, currently, $5 during subsequent Policy Years. This charge is for items such as premium billing and collection, policy value calculation, confirmations and periodic reports and will not exceed our costs. For subsequent Policy Years, this monthly fee may be changed, but will never exceed $7.50.

                    We also make a Monthly Deduction from the Net Accumulation Value for the Cost of Insurance and any charges for supplemental riders. The Cost of Insurance compensates LLANY for the anticipated cost of paying Death Benefits in excess of the Accumulation Value. The Cost of Insurance depends on the attained age, risk class and gender classification of the Insured and the current Net Amount at Risk.

                    The Cost of Insurance is determined by dividing the Death Benefit at the beginning of the Policy Month by 1.0032737, subtracting the Accumulation Value at the beginning of the Policy Month, and multiplying the result (the Net Amount at Risk) by the applicable Cost of Insurance Rate as determined by LLANY. The Guaranteed Maximum Cost of Insurance Rates are in Appendix 2.

                    These Monthly Deductions are deducted proportionately from the value of each funding option. This is accomplished for the Sub-Accounts by canceling Accumulation Units and withdrawing the value of the canceled Accumulation Units from each funding option in the same proportion as their respective values have to the Net Accumulation Value. The Monthly Deductions are made on the Monthly Anniversary Day.

                    If a Policy's Surrender Value is insufficient to cover the current Monthly Deduction, a 61-day Grace Period begins, and you will be notified. We will send a notice at least 31 days before the end of the Grace Period that the Policy will lapse without value unless sufficient payment (described in the notification letter) is received.

                    TRANSACTION FEE FOR EXCESS TRANSFERS

                    A $25 fee may apply for each transfer request in excess of 12 in any Policy Year. A single transfer request, either in writing or by telephone, may consist of multiple transactions.

                    MORTALITY AND EXPENSE RISK CHARGE

                    LLANY deducts a daily charge as a percentage of the assets of the Separate Account as a mortality and expense risk charge. The mortality risk assumed is that insureds may live for a shorter period than estimated, and therefore, a greater amount of death benefit will be payable. The expense risk assumed is that expenses incurred in issuing and administering the policies will be greater than estimated.


                    The Mortality and Expense Risk Charge is the currently charged at an annual rate of .80% during the first 12 Policy Years and declines to .55% per year thereafter and is guaranteed not to exceed .90% per year during the first 12 Policy Years, and .65% in Policy Years 13 and beyond.


                    FUND EXPENSES

                    The purpose of the following table is to help purchasers and prospective purchasers understand the costs and expenses that are borne, directly and indirectly, by purchasers assuming that all Net Premium Payments are allocated to the Separate Account. The tables reflect expenses of the Separate Account as well as of the individual Funds underlying the Sub-Accounts.

                    The investment advisor for each of the Funds deducts a daily charge as a percent of the net assets in each fund as an asset management charge. The charge reflects asset management fees of the investment advisor (Management Fees), and other expenses incurred by the funds (including 12b-1 fees for a class of shares and Other Expenses). The charge has the effect of reducing the investment results credited to the Sub-Accounts. Future Fund expenses will vary.

                            PORTFOLIO EXPENSE TABLE


                                                                                                             TOTAL FUND
                                                                     TOTAL ANNUAL FUND                       OPERATING
                                                                     OPERATING EXPENSES                    EXPENSES WITH
                               MANAGEMENT                  OTHER     WITHOUT WAIVERS OR   TOTAL WAIVERS     WAIVERS AND
  FUND                           FEES(1)     12(B)1 FEE   EXPENSES       REDUCTIONS       AND REDUCTIONS   REIMBURSEMENTS
  ----                         -----------   ----------   --------   ------------------   --------------   --------------
  AIM V. I. Capital
   Appreciation Fund
   (Series I)................     0.61%         N/A         0.24%           0.85%               N/A             0.85%
  AIM V. I. Diversified
   Income Fund (Series I)....     0.60          N/A         0.33            0.93                N/A             0.93
  AIM V.I. Growth Fund
   (Series I)................     0.62          N/A         0.26            0.88                N/A             0.88
  AIM V.I. Premier Equity
   Fund (Series I) (2).......     0.60          N/A         0.25            0.85                N/A             0.85
  Delaware VIP Emerging
   Markets Series (Standard
   Class) (3)................     1.25          N/A         0.20            1.45                N/A             1.45
  Delaware VIP Small Cap
   Value Series (Standard
   Class) (4)................     0.75          N/A         0.11            0.86                N/A             0.86
  Delaware VIP Trend
   Series (Standard Class)
   (5).......................     0.74          N/A         0.16            0.90                N/A             0.90
  Fidelity VIP Asset Manager
   Portfolio (Initial Class)
   (6).......................     0.53          N/A         0.11            0.64                N/A             0.64
  Fidelity VIP Equity-Income
   Portfolio (Initial Class)
   (6).......................     0.48          N/A         0.10            0.58                N/A             0.58
  Fidelity VIP Investment
   Grade Bond Portfolio
   (Initial Class) (6).......     0.43          N/A         0.11            0.54                N/A             0.54
  FTVIP Templeton Foreign
   Securities Fund (Class 1)
   (7).......................     0.69          N/A         0.22            0.91              (0.01%)           0.90
  FTVIP Templeton Global
   Asset Allocation Fund
   (Class 1).................     0.61          N/A         0.20            0.81                N/A             0.81

  FTVIP Templeton Growth
   Securities Fund (Class 1)
   (8).......................     0.80          N/A         0.05            0.85                N/A             0.85
  LN Money Market
   Fund, Inc.................     0.45          N/A         0.09            0.54                N/A             0.54
  MFS-Registered
   Trademark-VIT Emerging
   Growth Series (Initial
   Class) (9)................     0.75          N/A         0.12            0.87                N/A             0.87
  MFS-Registered
   Trademark-VIT Total Return
   Series (Initial Class)
   (9).......................     0.75          N/A         0.14            0.89                N/A             0.89
  MFS-Registered
   Trademark-VIT Utilities
   Series (Initial Class)
   (9).......................     0.75          N/A         0.18            0.93                N/A             0.93
  OCC Global Equity Portfolio
   (10)......................     0.80          N/A         0.40            1.20                N/A             1.20
  OCC Managed Portfolio
   (10)......................     0.78          N/A         0.10            0.31                N/A             0.31
  Scudder VIT Equity 500
   Index Fund (11)...........     0.20          N/A         0.11            0.31              (0.01)            0.30


------------------------------


(1) Certain of the Portfolio advisers reimburse the company for administrative costs incurred in connection with administering the Portfolios as variable funding options under the Policy. These reimbursements are generally paid for by the advisers from their revenues and are not charged to investors. Some advisers pay higher fees than others.



(2) Effective May 1, 2002 the following Funds' names will change from AIM V.I. Value Fund to AIM V.I. Premier Equity Fund.



(3) The investment advisor for the Delaware VIP Emerging Markets Series is Delaware International Advisers Ltd. ("DIAL"). For the period May 1, 2001 through April 30, 2002, the advisor agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses would not exceed 1.50%. Effective May 1, 2002 through April 30, 2003, DIAL has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses will not exceed 1.50%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 1.25% on the first $500 million, 1.20% on the next $500 million, 1.15% on the next $1,500 million, 1.10% on assets in excess of $2,500 million, all per year.



(4) The investment advisor for the Delaware VIP Small Cap Value Series is Delaware Management Company ("DMC"). For the period May 1, 2001 through April 30, 2002, the advisor waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses would not exceed 0.85%. Without such an arrangement, the total operating expense for the Series would have been 0.86% for the fiscal year 2001. Effective May 1, 2002 through April 30, 2003, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses will not exceed 0.95%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows:
    0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1,500 million, 0.60% on assets in excess of $2,500 million, all per year.



(5) The investment advisor for the Delaware VIP Trend Series is Delaware Management Company ("DMC"). For the period May 1, 2001 through April 30, 2002, the advisor waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses would not exceed 0.85%. Without such an arrangement, the total operating expense for the Series would have been 0.90% for the fiscal year 2001. Effective May 1, 2002 through April 30, 2003, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses will not exceed 0.95%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows:
    0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1,500 million, 0.60% on assets in excess of $2,500 million, all per year.



(6) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time. See the accompanying fund prospectus for details.



(7) The manager had agreed in advance to make an estimated reduction of 0.01% of its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. Without this reduction the total annual fund operating expense would be 1.16%.



(8) The Fund administration fee is paid indirectly through the management fee.



(9) Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Net Expenses" would be lower for certain series and would be lower for certain series and would equal: 0.86% for Emerging Growth Series.



(10) Figures in 'Other Expenses' are inclusive of expenses offset by earning credits from custodian bank



(11) Under the Advisory Agreement with Deutsche Asset Management, Inc. (the "Advisor"), the fund will pay an advisory fee at an annual percentage rate of 0.20% of the average daily net assets of the Equity 500 Index Fund. These fees are accrued daily and paid monthly. The Advisor has voluntarily undertaken to waive its fee and to reimburse the funds for certain expenses so that the fund's total operating expenses will not exceed 0.30% for the Equity 500 Index Fund. Without the reimbursement to the funds for the year ended December 31, 2001, total expenses would have been 0.31% for the Equity 500 Index Fund. These reimbursements will be terminated no earlier than December 31, 2002.

                    SURRENDER CHARGE

                    Upon surrender of a Policy, a surrender charge may apply, as described below. This charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. (See "Appendix 3 -- Illustration of Surrender Charges".)

                    The initial Surrender Charge, as specified in the Policy, is based on the Initial Specified Amount and the amount of Premium Payments during the first two Policy Years. Once determined, the Surrender Charge will remain the same dollar amount during the third through fifth Policy Years. Thereafter, it declines monthly at a rate of 20% per year so that after the end of the tenth Policy Year (assuming no increases in the Specified Amount) the Surrender Charge will be zero. Thus, the Surrender Charge at the end of the sixth Policy Year would be 80% of the Surrender Charge at the end of the fifth Policy Year, at the end of the seventh Policy Year would be 60% of the Surrender Charge at the end of the fifth Policy Year, and so forth. However, in no event will the Surrender Charge exceed the maximum allowed by state or federal law.

                    If the Specified Amount is increased, a new Surrender Charge will be applicable, in addition to any existing Surrender Charge. The Surrender Charge applicable to the increase would be equal to the Surrender Charge on a new policy whose Specified Amount was equal to the amount of the increase. As of the date of this Prospectus, the minimum allowable increase in Specified Amount is $1,000. LLANY may change this at any time.

                    If the Specified Amount is decreased while the Surrender Charge applies, the Surrender Charge will remain the same.

                    No Surrender Charge is imposed on a partial surrender, but an administrative fee of 2% of amount withdrawn (not to exceed $25) is imposed, allocated pro-rata among the Sub-Accounts (and, where applicable, the Fixed Account) from which the partial surrender proceeds are taken unless the Owner instructs LLANY otherwise. The portion applicable to administrative expense is $6.00 per $1,000 of Initial Specified Amount.

                    Based on its actuarial determination, LLANY does not anticipate that the Surrender Charge, together with the portion of the premium load attributable to sales expenses, will cover all sales and administrative expenses which LLANY will incur in connection with the Policy. Any such shortfall, including but not limited to payment of sales and distribution expenses, would be available for recovery from our General Account, which supports insurance and annuity obligations.

                    REDUCTION OF CHARGES -- PURCHASES ON A CASE BASIS

                    This Policy is available for purchases by corporations and other groups or sponsoring organizations on a case basis. LLANY reserves the right to reduce premium loads or any other charges on certain cases, where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including but not limited to, the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policy owner, the nature of the relationship among the insured individuals, the purpose for which the Policies are being purchased, the expected persistency of the individual policies and any other circumstances which LLANY believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification by LLANY on a uniform Case basis. Reductions in these charges will not be unfairly discriminatory against any person, including the affected Policy Owners funded by Account M.


POLICY VALUES



                    The Accumulation Value is the sum of the Fixed Account Value, Separate Account Value and the Loan Account Value. The Accumulation Value of the Policy depends on the performance of the underlying investments. Policy values are used to pay for Policy fees and expenses, including the Cost of Insurance. Premium Payments to meet your objectives will vary based on the investment performance of the underlying investments. A market downturn, affecting the Sub-Accounts upon which the Accumulation Value of a particular Policy depends, may require Additional Premium Payments beyond those expected (unless the No Lapse Provision requirements have been satisfied) to maintain the level of coverage or to avoid lapse of the Policy. We strongly suggest you review periodic statements to determine if Additional Premium Payments may be necessary to avoid lapse of the Policy.



                    We will tell you at least annually the Accumulation Value, the number of Accumulation Units credited to the Policy, current Accumulation Unit Values, Sub-Account Values, the Fixed Account Value and the Loan Account Value.



                    VALUATION -- FIXED ACCOUNT AND SEPARATE ACCOUNT



                    The portion of a Premium Payment remaining after deduction of the premium charge is the "Net Premium Payment", and is available for allocation to the Fixed Account and/or the Separate Account, at your direction. We credit Net Premium Payments to the Policy as of the date they are received. (See "Communications with Lincoln Life" for an explanation of how we determine when we have "received" a premium payment.)



                    ALLOCATION OF PREMIUM PAYMENTS TO SEPARATE ACCOUNT



                    NUMBER OF UNITS. When you make premium payments, the portion you allocate to each Sub-Account of the Separate Account is converted into units of measure we call "Variable Accumulation Units". The number of these units we credit to you for each Sub-Account is determined by dividing the amount you allocated to that Sub-Account by the value of a Variable Accumulation Unit for that Sub-Account on the Valuation Day on which the Premium Payment is received at our Administrative Office, if it is received before 4:00 PM, New York time. If received at or after 4:00 PM, New York time, we will use the value of a Variable Accumulation Unit computed on the next Valuation Day.



                    The number of Variable Accumulation Units credited to a Policy will not be changed by any subsequent change in the value of a Variable Accumulation Unit. That value may vary from Valuation Period to Valuation Period to reflect the investment experience of the portfolio or fund used in a particular Sub-Account and fees charged under the Policy.



                    VALUATION DAY; VALUATION PERIOD. Variable Accumulation Units will be valued once daily as of the close of trading, normally 4:00 PM, New York time, on each day that the New York Stock Exchange (NYSE) is open and trading is unrestricted ("Valuation Day"). On any day other than a Valuation Day, the Variable Accumulation Unit value will not change. A "Valuation Period" is the period starting at the close of trading on the NYSE on a Valuation Day, and ending at the close of trading on the next Valuation Day.



                    PER-UNIT VALUATION. To determine your Separate Account Value on each Valuation Day we must first calculate the value of a Variable Accumulation Unit for each Sub-Account. The beginning value for each Sub-Account is established at the inception of the Sub-Account, at an arbitrary amount. Thereafter it may increase or decrease from Valuation Period to Valuation period.



                    We determine each Variable Accumulation Unit value after the first as follows:



                       1) We calculate the total value of the Fund shares held
                          in the Sub-Account by multiplying the number of Fund shares owned by the Sub-Account at the beginning of the Valuation Period by the net asset value per share of the Fund at the end of the Valuation Period, and then by adding any dividend or other distribution of the Fund if an ex-dividend date occurs during the Valuation Period;



                       2) Next, we SUBTRACT the liabilities of the Sub-Account
                          at the end of the Valuation Period. These liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine results from the operation of the Separate Account; and



                       3) We divide the result by the number of Variable
                          Accumulation Units outstanding at the beginning of the Valuation Period.



                    In certain circumstances, and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.



                    The daily charge imposed on a Sub-Account for any Valuation Period is equal to the daily mortality and expense risk charge multiplied by the number of calendar days in the Valuation Period. The amount of Monthly Deduction allocated to each Sub-Account will result in the cancellation of Variable Accumulation Units that have an aggregate value, on the date of such deduction, equal to the total amount by which the Sub-Account is reduced.



                    FIXED ACCOUNT AND LOAN ACCOUNT VALUE



                    The Fixed Account Value and the Loan Account Value reflect amounts allocated to LLANY's General Account through payment of premiums or through transfers from the Separate Account. Lincoln Life guarantees the Fixed Account Value.



                    ACCUMULATION VALUE



                    The "Accumulation Value" of a Policy is determined by:



                       (1)multiplying the total number of Variable Accumulation
                          Units credited to the Policy for each Sub-Account by its appropriate current Variable Accumulation Unit Value; and


                       (2)if a combination of Sub-Accounts is elected, totaling
                          the resulting values; and


                       (3)adding any values attributable to the Fixed Account
                          and the Loan Account. The Accumulation Value will be affected by Monthly Deductions.



                    NET ACCUMULATION VALUE



                    The "Net Accumulation Value" is the Accumulation Value less the Loan Account Value. The Net Accumulation Value represents the net value of the Policy and is the basis for calculating the Surrender Value.

SURRENDERS


                    SURRENDER VALUE



                    The Surrender Value of a Policy is the amount the Owner can receive in cash by surrendering the Policy. This equals the Net Accumulation Value minus the applicable Surrender Charge. All or part of the Surrender Value may be applied to one or more of the Settlement Options. (See "Surrender Charge.")



                    There may be adverse tax consequences associated with surrenders from the Policy. (See "Tax Issues".) Note, however, that in the earlier Policy Years, depending on the Premium Payments made, or if the Owner has requested a substantial reduction in Specified Amount, there may be little or no Surrender Value available.


                    PARTIAL SURRENDERS

                    A partial surrender may be made at any time during the lifetime of the Insured and before the Coverage Date by written request to our Administrative Office during the lifetime of the Insured and while the Policy is in force. A transaction fee of 2% of the amount withdrawn (not to exceed $25), is charged for each partial surrender.

                    The amount of a partial surrender may not exceed 90% of the Surrender Value at the end of the Valuation Period in which the election becomes or would become effective, and may not be less than $500.

                    For an Option 1 Policy (See "Death Benefit"): A partial surrender will reduce the Accumulation Value, Death Benefit, and Specified Amount. The Specified Amount and Accumulation Value will be reduced by equal amounts and will reduce any past increases in the reverse order in which they occurred.

                    For an Option 2 Policy (See "Death Benefit"): A partial surrender will reduce the Accumulation Value and the Death Benefit, but it will not reduce the Specified Amount.

                    The Specified Amount remaining in force after a partial surrender may not be less than $100,000. Any request for a partial surrender that would reduce the Specified Amount below this amount will not be granted. In addition, if, following the partial surrender and the corresponding decrease in the Specified Amount, the Policy would not comply with the maximum premium limitations required by federal tax law, the decrease may be limited to the extent necessary to meet the federal tax law requirements.

                    If, at the time of a partial surrender, the Net Accumulation Value is attributable to more than one funding option, the transaction fee and the amount paid upon the surrender will be taken proportionately from the values in each funding option, unless you and we agree otherwise.

                    FULL SURRENDERS


                    A full surrender may be made at any time during the lifetime of the Insured and before the Coverage Date. We will pay the Surrender Value next computed after receiving your written request our Administrative Office in a form satisfactory to us. Payment of any amount from the Separate Account on a full surrender will usually be made within seven calendar days thereafter. If the owner makes a full surrender, all coverage under the Policy will automatically terminate and may not be reinstated. Please note that if you surrender your Policy in its early years, you may receive little or no cash value.

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                    We offer a personalized checkbook service for surrenders of your Policy. Once your request is processed, proceeds are placed in an interest-bearing account in your name. You have complete access to your proceeds through check writing privileges. You have the choice of leaving proceeds in this account or you may write checks immediately -- even a check for the entire amount.


                    DEFERRAL OF PAYMENT AND TRANSFERS

                    Payment of transferred or surrendered amounts from the Separate Account may be postponed when the New York Stock Exchange is closed and for such other periods as the Commission may require. Payment or transfer from the Fixed Account may be deferred up to six months at our option. If LLANY exercises its right to defer such payment or transfer, interest will be added as required by law.

LAPSE AND REINSTATEMENT

                    LAPSE OF A POLICY; EFFECT OF GUARANTEED DEATH BENEFIT PROVISION


                    If at any time the Net Accumulation Value is insufficient to pay the Monthly Deduction, or if the amount of indebtedness exceeds the Accumulation Value less the Surrender Charge(s), unless the No Lapse Provision is in effect, the Policy is subject to lapse and automatic termination of all Policy coverage. The Net Accumulation Value may be insufficient to pay the cost of insurance


                    (1) because it has been exhausted by earlier deductions,
                    (2) due to poor investment performance,
                    (3) due to partial surrenders,
                    (4) due to indebtedness for Policy Loans,
                    (5) due to substantial reductions in Specified Amount,
                    (6) due to the terms of certain Riders added to the Policy, or
                    (7) because of some combination of these factors.


                    A Policy will not lapse during the five-year period after its Issue Date regardless of investment performance if, on each Monthly Anniversary Day within that period the sum of premiums paid equals or exceeds the required amount of the Guaranteed Initial Death Benefit Premium for that period, assuming there have been no loans or partial surrenders. If there have been any loans or partial surrenders, the Policy may lapse unless there is sufficient Net Accumulation Value to cover the Monthly Deduction.

                    After the five-year period expires, and depending on the investment performance of the funding options, the Net Accumulation Value may be insufficient to keep this Policy in force, and payment of an additional premium may be necessary.

                    If the Guaranteed Death Benefit Provision is not in effect, a lapse occurs, and all coverage under the Policy automatically terminates, if a Monthly Deduction is greater than the Net Accumulation Value and no payment to cover the Monthly Deduction is made within the Grace Period. We will send you a lapse notice at least 31 days before the Grace Period expires.

                    The Grace Period is the later of (a) 31 days after the date of mailing of the notice (as explained above), and (b) 61 days after the date of the Monthly Anniversary Day with respect to which such notice was sent.

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                    REINSTATEMENT OF A LAPSED POLICY

                    You can apply for reinstatement at any time during the Insured's lifetime, prior to the Coverage Date, if the Policy was not surrendered for cash. To reinstate a Policy, we will require satisfactory evidence of insurability and an amount sufficient to pay for the current Monthly Deduction plus two additional Monthly Deductions, as well as the repayment of any indebtedness.

                    If the Policy is reinstated within five years of the Issue Date, all values including the Loan Account Value will be reinstated to the point they were on the date of lapse. However, the Guaranteed Initial Death Benefit Option will not be reinstated.

                    If the Policy is reinstated after five years following the Issue Date, it will be reinstated on the Monthly Anniversary Day following our approval. The Accumulation Value at reinstatement will be the Net Premium Payment then made less the Monthly Deduction due that day.

                    If the Accumulation Value is not sufficient to cover the full Surrender Charge at the time of lapse, the remaining portion of the Surrender Charge will also be reinstated at the time of Policy reinstatement.


COMMUNICATIONS WITH LLANY



                    PROPER WRITTEN FORM



                    Whenever this Prospectus refers to a communication "in proper written form," it means a written document, in form and substance reasonably satisfactory to LLANY, received at the Administrative Office. You may also send your request by facsimile, however certain transactions are not acceptable by facsimile.



                    We will process your requests once we receive all letters, forms or other necessary documents, completed to our satisfaction. Proper written form may require, among other things, a signature guarantee or some other proof of authenticity. We do not generally require a signature guarantee, but may ask for one if it appears that your signature has changed, if the signature does not appear to be yours, if we have not received a properly completed application or confirmation of an application, or for other reasons to protect you and the Company.



                    RECEIPT OF WRITTEN COMMUNICATIONS



                    Once your Policy is in force, the effective date of payments, forms and requests you send us is usually determined by the day and time we receive the item in proper form at the mailing address that appears in this Prospectus. Planned periodic premium payments, loan requests, transfer requests, loan payments or withdrawal or surrender requests that we receive in proper form before 4:00 p.m. Eastern time on a business day will normally be effective as of the end of that day, unless the transaction is scheduled to occur on another business day. If we receive your payment or request on or after 4:00 p.m. Eastern time on a business day, your payment or request will be effective as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we'll process it as of the end of the next business day.



                    Other forms, notices and requests are normally effective as of the next business day after we receive them in proper form, unless the transaction is scheduled to occur on another business day. Change of owner and beneficiary forms are effective as of the day you sign the change form, once we receive them in proper form.

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                    TELEPHONE AND OTHER ELECTRONIC COMMUNICATIONS



                    We allow telephone and other electronic transactions only when you provide us proper written authorization. To effect a permitted transaction using the telephone or other electronic means, the Owner, or his/her authorized representative, may have to provide the following: Policy number, partial Social Security number, personal identification number (PIN), and/or such other information as we may require to verify the identity and authority of the caller. We disclaim all liability for losses and other consequences resulting from unauthorized or fraudulent telephone or electronic transactions. In addition, we are not responsible for the consequences of instructions that fail to reach us in a timely manner. The Company believes that the procedures as stated above are reasonable and acknowledges that, if it does not follow these procedures, it may be liable for such losses.



                    If you have been issued a PIN number to make telephone or other electronic transactions to your account, be careful not to give it out to anyone. We will not be responsible for its misuse or for improper or unauthorized account transactions using your PIN.



                    Please note that telephone, facsimile and/or Internet access may not always be available. Any telephone, facsimile or Internet hookup, whether it is yours, your service provider's or your agent's, can experience outages or slowdowns arising from a variety of causes not of our making. These outages or slowdowns may result in delayed or lost instructions from you, and we will not be responsible for these "failed" transmissions. If you are experiencing problems, you should send your request in writing to our Administrative Office.


POLICY LOANS

                    A Policy loan requires that a loan agreement be executed and that the Policy be assigned to us. The loan may be for any amount up to 100% of the Surrender Value; however, we may limit the amount of such loan so that total Policy indebtedness will not exceed 90% of an amount equal to the Accumulation Value less the Surrender Charge which would be imposed on a full surrender. The minimum loan amount is $500. If Policy values are held in more than one funding option, withdrawals from each funding option will be made in proportion to the assets in each funding option at the time of the loan for transfer to the Loan Account, unless we are instructed otherwise in writing at our Administrative Office.

                    The Loan Account is where policy indebtedness (outstanding loans and loan interest) accrues once it is transferred out of the Fixed Account and the Sub-Accounts. The Loan Account is part of LLANY's General Account. The Loan Account Value is equal to the sum of all outstanding loans and loan interest.

                    Interest charged on loans is payable by you and will accrue at an annual rate of 8%. Loan interest is payable once a year in arrears on each policy anniversary, or earlier upon full surrender or other payment of proceeds of a Policy. Any interest not paid when due becomes part of the loan and the interest will be withdrawn proportionately from the values in each funding option.

                    We will credit interest on the Loan Account Value. During the first ten Policy Years, our current practice is to credit interest at an annual rate equal to the interest rate charged on the loan minus 1% (guaranteed not to exceed 2%). Beginning with the eleventh Policy Year, LLANY's current practice is that interest will be credited at an annual rate equal to the interest rate charged on the loan, less .25% annually (guaranteed not to exceed 1%). In no case will the annual credited interest rate be less than 6% in each of the first ten Policy Years and 7% thereafter. Interest paid will be allocated among the funding options according to current Net Premium Payment allocations.

                    Repayments on the loan will be allocated among the funding options according to current Net Premium Payment allocations. The Loan Account Value will be reduced by the amount of any loan repayment.

                    A Policy loan, whether or not repaid, will affect the proceeds payable upon the Insured's death and the Accumulation Value because the investment results of the Separate Account or the Fixed Account will apply only to the non-loaned portion of the Accumulation Value. The longer a loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the Separate Account or the Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable.

                    If at any time the total indebtedness against the Policy, including interest accrued but not due, equals or exceeds the then current Accumulation Value less surrender charge, the Policy will terminate without value subject to the conditions in the Grace Period provision.

                    If a Policy lapses while a loan is outstanding, adverse tax consequences may result. (See "Tax Issues.")

SETTLEMENT OPTIONS

                    Death Benefit Proceeds in the form of Settlement Options are payable by LLANY at the Beneficiary's election upon the Insured's death, or while the Insured is alive upon election by the Owner of one of the Settlement Options. Settlement options are available if the Owner chooses to surrender the Policy.

                    A written request may be made to elect, change, or revoke a Settlement Option before payments begin under any Settlement Option. This request must be in form satisfactory to us, and will take effect upon its receipt at our Administrative Office. The first payment under the Settlement Option selected will become payable on the date proceeds are settled under the option. Payments after the first payment will be made on the first day of each month. Once payments have begun, the Policy cannot be surrendered and neither the payee nor the Settlement Option may be changed.

                    FIRST OPTION -- Payments for the lifetime of the payee.

                    SECOND OPTION -- Payments for the lifetime of the payee, guaranteed for 60, 120, 180, or 240 months;

                    THIRD OPTION -- Payment for a stated number of years, at least five but no more than thirty;

                    FOURTH OPTION -- Payment of interest annually on the sum left with us at a rate of at least 3% per year, and upon the payee's death the amount on deposit will be paid.

                    ADDITIONAL OPTIONS -- Policy proceeds may also be settled under any other method of settlement offered by us at the time the request is made.

OTHER POLICY PROVISIONS

                    ISSUANCE

                    A Policy may only be issued upon receipt of satisfactory evidence of insurability, and generally only where the Insured is below the age of 80.

                    EFFECTIVE DATE OF COVERAGE

                    The effective date of this Policy will be the Issue Date, provided the initial premium has been paid while the Insured is alive and prior to any change in the health and insurability of the Insured as represented in the application.

                    SHORT-TERM RIGHT TO CANCEL THE POLICY

                    A Policy may be returned to LLANY for cancellation on or before 10 days after delivery to the Owner. This is called the Right-to-Examine Period. If the Policy is returned for cancellation within the Right-to-Examine Period, we will return any Premium Payments. However, if a Premium Payment was made by check, there may be a delay until the check clears. Any Premium Payments we receive before the end of the Right-to-Examine Period will be held in the Fixed Account.

                    POLICY OWNER

                    The Owner on the Date of Issue will be the person designated in the Policy Specifications as having all ownership rights under the Policy.

                    The Insured is the person on whose life the Policy is issued. While the Insured is living, all rights in this Policy are vested in the Policy Owner named in the application or as subsequently changed, subject to assignment, if any.

                    You may name a new Policy Owner while the Insured is living. Any such change in ownership must be in a written form satisfactory to us and recorded at our Administrative Office. Once recorded, the change will be effective as of the date signed; however, the change will not affect any payment made or action we take before it was recorded. We may require that the Policy be submitted for endorsement before making a change.

                    If the Policy Owner is other than the Insured, names no contingent Policy Owner and dies before the Insured, the Policy Owner's rights in this Policy belong to the Policy Owner's estate.

                    BENEFICIARY

                    The Beneficiary(ies) shall be as named in the application or as subsequently changed, subject to assignment, if any.

                    You may name a new Beneficiary while the Insured is living. Any change must be in a written form satisfactory to us and recorded at our Administrative Office. Once recorded, the change will be effective as of the date signed; however, the change will not affect any payment made or action taken by us before it was recorded.

                    If any Beneficiary predeceases the Insured, that Beneficiary's interest passes to any surviving Beneficiary(ies), unless otherwise provided. Multiple Beneficiaries will be paid in equal shares, unless otherwise provided. If no named Beneficiary survives the Insured, the death proceeds shall be paid to you or your executor(s), administrator(s) or assigns.

                    ASSIGNMENT

                    While the Insured is living, you may assign his or her rights in the Policy. The assignment must be in writing, signed by you and recorded at our Administrative Office. No assignment will affect any payment made or action taken by us before it was recorded. We are not responsible for any assignment not submitted for recording, nor for the sufficiency or validity of any assignment. The assignment will be subject to any indebtedness owed to us before it was recorded.

                    RIGHT TO EXCHANGE FOR A FIXED BENEFIT POLICY

                    You may, within the first two Policy Years, exchange the Policy for a permanent life insurance policy then being offered by us. The benefits for the new policy will not vary with the investment experience of a separate account. The exchange must be elected within 24 months from the Issue Date. No evidence of insurability will be required.

                    The Policy Owner, the Insured and the Beneficiary under the new policy will be the same as those under the exchanged Policy on the effective date of the exchange. The Accumulation Value under the new Policy will be equal to the Accumulation Value under the old Policy on the date the exchange request is received. The new policy will have a Death Benefit on the exchange date not more than the Death Benefit of the original Policy immediately prior to the exchange date. If the Accumulation Value is insufficient to support the Death Benefit, you will be required to make additional Premium Payments in order to effect the exchange. The new policy will have the Issue Date and Issue Age as of the exchange date. The initial Specified Amount and any increases in Specified Amount will have the same rate class as those of the original Policy. Any indebtedness may be transferred to the new policy.

                    The exchange may be subject to an equitable adjustment in rates and values to reflect variances, if any, in the rates and values between the two Policies. After adjustment, if any excess is owed you, we will pay the excess in cash. The exchange may be subject to federal income tax withholding.

                    INCONTESTABILITY

                    We will not contest payment of the death proceeds based on the Initial Specified Amount after the Policy has been in force during the Insured's lifetime for two years from the Issue Date. For any increase in Specified Amount requiring evidence of insurability, we will not contest payment of the death proceeds based on such an increase after it has been in force during the Insured's lifetime for two years from its effective date.

                    MISSTATEMENT OF AGE OR SEX

                    The Issue Age is the age of the Insured, to the nearest birthday, on the Issue Date, the date on which the Policy becomes effective. This date is shown on the Policy Specifications.

                    If the age or sex of the Insured has been misstated, the affected benefits will be adjusted. The amount of the Death Benefit will be 1. multiplied by 2. and then the result added to 3. where:

                    1. is the Net Amount at Risk (Death Benefit minus
                       outstanding loans, if any, minus the Accumulation Value) at the time of the Insured's death;

                    2. is the ratio of the monthly cost of insurance applied in the policy month of death to the monthly cost of insurance that should have been applied at the true age and sex in the policy month of death; and

                    3. is the Accumulation Value at the time of the Insured's
                       death.

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                    SUICIDE

                    If the Insured dies by suicide, while sane or insane, within two years from the Issue Date, we will pay no more than the sum of the premiums paid, less any indebtedness and the amount of any partial surrenders. If the Insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the Specified Amount, we will pay no more than a refund of the monthly charges for the cost of such additional benefit.

                    NONPARTICIPATING POLICIES

                    These are nonparticipating Policies on which no dividends are payable. These Policies do not share in our profits or surplus earnings.

                    RIDERS

                    A Waiver of Monthly Deduction Rider may be added to the Policy. Under this rider, LLANY will maintain the Death Benefit by paying covered monthly deductions during periods of disability. Charges for this rider, if elected, are part of the Monthly Deductions. There may be a separate charge(s) for any rider(s) that becomes part of the Policy.

                    In our discretion, we may offer additional riders that may alter the benefits or charges in your Policy. Riders may have tax consequences.

TAX ISSUES


                    INTRODUCTION. The Federal income tax treatment of the policy is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your policy, and is not intended as tax advice. This discussion also does not address other Federal tax consequences, such as estate, gift and generation skipping transfer takes, or state and local income, estate, and inheritance tax consequences, associated with the Policy. As a result, you should always consult a tax adviser about the application of federal and state tax rules to your individual situation.


                    TAXATION OF LIFE INSURANCE CONTRACTS IN GENERAL

                    TAX STATUS OF THE POLICY. Section 7702 of the Code establishes a statutory definition of life insurance for Federal tax purposes. We believe that the policy will meet the statutory definition of life insurance, which places limitations on the amount of premium payments that may be made and the contract values that can accumulate relative to the death benefit. As a result, the death benefit payable under the policy will generally be excludable from the beneficiary's gross income, and interest and other income credited under the policy will not be taxable unless certain withdrawals are made (or are deemed to be made) from the policy prior to the insured's death, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) we, rather than you, are considered the owner of the assets of the Separate Account for Federal income tax purposes.

                    INVESTMENTS IN THE SEPARATE ACCOUNT MUST BE DIVERSIFIED. For a policy to be treated as a life insurance contract for Federal income tax purposes, the investments of the Separate Account must be "adequately diversified." IRS regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract premium payments. Although we do not control the investments of the subaccounts, we expect that the subaccounts will comply with the IRS regulations so that the Separate Account will be considered "adequately diversified."

                    RESTRICTION ON INVESTMENT OPTIONS. Federal income tax law limits your right to choose particular investments for the policy. Because the IRS has not issued guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing policies. We reserve the right to modify the policy without your consent to try to prevent the tax law from considering you as the owner of the assets of the Separate Account.

                    NO GUARANTEES REGARDING TAX TREATMENT. We make no guarantee regarding the tax treatment of any policy or of any transaction involving a policy. However, the remainder of this discussion assumes that your policy will be treated as a life insurance contract for Federal income tax purposes and that the tax law will not impose tax on any increase in your contract value until there is a distribution from your policy.

                    TAX TREATMENT OF LIFE INSURANCE DEATH BENEFIT PROCEEDS. In general, the amount of the death benefit payable from a policy because of the death of the insured is excludable from gross income. Certain transfers of the policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied under one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit which will be excludable from the beneficiary's income and amounts attributable to interest (accruing after the insured's death) which will be includible in the beneficiary's income.

                    TAX DEFERRAL DURING ACCUMULATION PERIOD. Under existing provisions of the Code, except as described below, any increase in your contract value is generally not taxable to you unless amounts are received (or are deemed to be received) from the policy prior to the insured's death. If there is a total withdrawal from the policy, the surrender value will be includible in your income to the extent the amount received exceeds the "investment in the contract." (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the owner.) The "investment in the contract" generally is the aggregate amount of premium payments and other consideration paid for the policy, less the aggregate amount received under the policy previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or other amounts deemed to be distributed) from the policy constitute income to you depends, in part, upon whether the policy is considered a "modified endowment contract" (a "MEC") for Federal income tax purposes.

                    POLICIES WHICH ARE MECS

                    CHARACTERIZATION OF A POLICY AS A MEC. A policy will be classified as a MEC if premiums are paid more rapidly than allowed by a "7-pay test" under the tax law or if the policy is received in exchange for another policy that is a MEC. In addition, even if the policy initially is not a MEC, it may in certain circumstances become a MEC. These

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                    circumstances would include a later increase in benefits,
                    any other material change of the policy (within the meaning of the tax law), and a withdrawal or reduction in the death benefit during the first seven contract years.

                    TAX TREATMENT OF WITHDRAWALS, LOANS, ASSIGNMENTS AND PLEDGES UNDER MECS. If the policy is a MEC, withdrawals from the policy will be treated first as withdrawals of income and then as a recovery of premium payments. Thus, withdrawals will be includible in income to the extent the contract value exceeds the investment in the policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) any portion of your contract value, as a withdrawal of such amount or portion. Your investment in the policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.

                    PENALTY TAXES PAYABLE ON WITHDRAWALS. A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists.

                    These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy).

                    SPECIAL RULES IF YOU OWN MORE THAN ONE MEC. In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.

                    POLICIES WHICH ARE NOT MECS

                    TAX TREATMENT OF WITHDRAWALS. If the policy is not a MEC, the amount of any withdrawal from the policy will generally be treated first as a non-taxable recovery of premium payments and then as income from the policy. Thus, a withdrawal from a policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the policy immediately before the withdrawal.

                    CERTAIN DISTRIBUTIONS REQUIRED BY THE TAX LAW IN THE FIRST 15 POLICY YEARS. Section 7702 places limitations on the amount of premium payments that may be made and the contract values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.

                    TAX TREATMENT OF LOANS. If your policy is not a MEC, a loan you receive under the policy is generally treated as your indebtedness. As a result, no part of any loan under such a policy constitutes income to you so long as the policy remains in force. Nevertheless, in those situations where the interest rate credited to the loan account equals the interest rate charged to you for the loan, it is possible that some or all of the loan proceeds may be includible in your income. If a policy lapses (or if all contract value is withdrawn) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income.

                    OTHER CONSIDERATIONS

                    INSURED LIVES PAST AGE 100. If the insured survives beyond the end of the mortality table used to measure charges under the policy, which ends at age 100, we believe the policy will continue to qualify as life insurance for Federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the cash value in the year the insured attains age 100.

                    COMPLIANCE WITH THE TAX LAW. We believe that the maximum amount of premium payments we have determined for the policies will comply with the Federal tax definition of life insurance. We will monitor the amount of premium payments, and, if the premium payments during a contract year exceed those permitted by the tax law, we will refund the excess premiums within 60 days of the end of the policy year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. We also reserve the right to increase the death benefit (which may result in larger charges under a policy) or to take any other action deemed necessary to maintain compliance of the policy with the Federal tax definition of life insurance.

                    DISALLOWANCE OF INTEREST DEDUCTIONS. If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the beneficiary of a policy issued after June 8, 1997, a portion of the interest on indebtedness unrelated to the policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of an individual who is a 20-percent owner of the entity, or an officer, director, or employee of the trade or business, at the time first covered by the policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% owner of the entity and the owner's spouse at the time first covered by the policy.

                    FEDERAL INCOME TAX WITHHOLDING. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.

                    CHANGES IN THE POLICY OR CHANGES IN THE LAW. Changing the owner, exchanging the contract, and other changes under the policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this Prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.

                    TAX STATUS OF LLANY

                    Under existing Federal income tax laws, LLANY does not pay tax on investment income and realized capital gains of the Separate Account. LLANY does not expect that it will incur any Federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.

OTHER MATTERS

                    DIRECTORS AND OFFICERS OF LLANY


                    The following persons are Directors and Officers of LLANY. Except as indicated below, the address of each is 100 Madison Street, Suite 1860, Syracuse, New York 13202 and each has been employed by LLANY or its affiliates for more than five years.



                            NAME, ADDRESS AND POSITION(S)
                            WITH REGISTRANT                   PRINCIPAL OCCUPATIONS LAST FIVE YEARS
                            ----------------------------------------------------------------------------
                            J. PATRICK BARRETT                Chairman and Chief Executive Officer
                            DIRECTOR                          [9/87 -- present], Carpat Investments;
                            4605 Watergap                     Chief Executive Officer and Director
                            Manlius, NY 13104                 [3/89 -- present], Syracuse Executive Air
                                                              Service, Incorporated; Director [6/89 --
                                                              present], Bennington Iron Works,
                                                              Incorporated; Director [1998 -- present],
                                                              Coyne Industrial Enterprises Corporation.
                                                              Formerly: President, Chief Operating
                                                              Officer and Director [4/98 -- 2001],
                                                              Telergy, Incorporated.

                            ROBERT D. BOND                    Vice President [5/98-present], The Lincoln
                            DIRECTOR                          National Life Insurance Company. Formerly:
                            1300 South Clinton Street         Senior Vice President [95-98], Great-West
                            Fort Wayne, IN 46801              Life Assurance Company.

                            JON A. BOSCIA                     President, Chief Executive Officer and
                            DIRECTOR                          Director [1/98-present], Lincoln National
                            Centre Square                     Corporation; Chief Executive Officer,
                            West Tower                        President and Director [present], Lincoln
                            1500 Market Street                National Management Corporation; President
                            Suite 3900                        and Director [present], The Lincoln
                            Philadelphia, PA 19102            National Life Insurance Company. Formerly:
                                                              President and Chief Executive Officer
                                                              [10/96 -- 1/98], President and Chief
                                                              Operating Officer [5/94-10/96], The
                                                              Lincoln National Life Insurance Company.

                            JANET CHRZAN                      Director, Senior Vice President and Chief
                            CHIEF FINANCIAL OFFICER AND       Financial Officer [4/00 -- present], The
                            SECOND VICE PRESIDENT             Lincoln National Life Insurance Company;
                            1300 South Clinton Street         Vice President and Treasurer [present],
                            Fort Wayne, IN 46801              The Financial Alternative; Formerly: Vice
                                                              President and Treasurer [8/95 -- 4/00] The
                                                              Lincoln National Life Insurance Company.

                            NAME, ADDRESS AND POSITION(S)
                            WITH REGISTRANT                   PRINCIPAL OCCUPATIONS LAST FIVE YEARS
                            ----------------------------------------------------------------------------
                            JOHN H. GOTTA                     Director, Second Vice President and
                            DIRECTOR, SECOND VICE PRESIDENT   Assistant Secretary [12/99-present],
                            AND ASSISTANT SECRETARY           Lincoln Life & Annuity Company of New
                            350 Church Street                 York; Chief Executive Officer of Life
                            Hartford, CT 06103                Insurance, Executive Vice President and
                                                              Assistant Secretary [12/99-present].
                                                              Formerly: Senior Vice President and
                                                              Assistant Secretary [4/98-12/99], Senior
                                                              Vice President [2/98-4/98], Vice President
                                                              and General Manager [1/98-2/98], The
                                                              Lincoln National Life Insurance Company;
                                                              Senior Vice President [3/96-12/97],
                                                              Connecticut General Life Insurance
                                                              Company.

                            BARBARA S. KOWALCZYK              Senior Vice President, Corporation
                            DIRECTOR                          Planning [5/94-present], Lincoln National
                            Centre Square                     Corporation
                            West Tower
                            1500 Market Street
                            Suite 3900
                            Philadelphia, PA 19102

                            MARGUERITE L. LACHMAN             Principal [11/99-present], Lend Lease Real
                            DIRECTOR                          Estate Investments. Formerly: Managing
                            437 Madison Avenue,               Director [4/87-11/99], Schroeder Real
                            18th Floor                        Estate Associates.
                            New York, NY 10022

                            LOUIS G. MARCOCCIA                Senior Vice President for Business,
                            DIRECTOR                          Finance and Administrative Services,
                            Syracuse University               [1975-present], Syracuse University.
                            Syracuse, NY 13244

                            GARY W. PARKER                    Senior Vice President and Chief Product
                            DIRECTOR                          Officer [3/00-present], Vice President,
                            350 Church Street                 Product Management [7/98-3/00], The
                            Hartford, CT 06103                Lincoln National Life Insurance Company.
                                                              Formerly: Senior Vice President, Life
                                                              Products [10/97-6/98], Vice President,
                                                              Marketing Services [9/89-10/97], Life of
                                                              Virginia.

                            JOHN M. PIETRUSKI                 Chairman of the Board, Texas Biotechnology
                            DIRECTOR                          Corporation.
                            One Penn Plaza
                            Suite 3408
                            New York, NY 10119

                            RON J. PONDER                     Director [99-present], Lincoln National
                            DIRECTOR                          Corporation; President and Chief Executive
                            25 Airport Road                   Officer [00-present], Cap Gemini Ernst &
                            Morristown, NJ 07960              Young Telecom, Media & Networks-Americas.
                                                              Formerly: Executive Vice President,
                                                              Operations & Service [96-97], American
                                                              Telephone & Telegraph Company; President
                                                              and Chief Executive Officer [97-99], BDSI,
                                                              Incorporated.

                            NAME, ADDRESS AND POSITION(S)
                            WITH REGISTRANT                   PRINCIPAL OCCUPATIONS LAST FIVE YEARS
                            ----------------------------------------------------------------------------
                            MARK E. REYNOLDS                  Senior Vice President [4/01-present] The
                            DIRECTOR                          Lincoln National Life Insurance Company,
                            1300 South Clinton St.            Director [5/01-present] First Penn-Pacific
                            Fort Wayne, IN 46802              Life Insurance Company. Formerly:
                                                              Executive Vice President and Chief
                                                              Financial Officer [8/96-4/01] Cova
                                                              Financial Services.

                            LORRY J. STENSRUD                 Director, Executive Vice President and
                            PRESIDENT AND DIRECTOR            Chief Executive Officer of Annuities
                            1300 South Clinton Street         [6/00-present]; The Lincoln National Life
                            Fort Wayne, IN 46802              Insurance Company; Director,
                                                              [6/00-present], Lincoln Financial Group
                                                              Foundation, Incorporated.

                            RICHARD C. VAUGHAN                Executive Vice President and Chief
                            DIRECTOR                          Financial Officer [1/95-present], Lincoln
                            Centre Square                     National Corporation.
                            West Tower
                            1500 Market Street
                            Suite 3900
                            Philadelphia, PA 19102


                    DISTRIBUTION OF POLICIES

                    PRINCIPAL UNDERWRITER


                    LLANY intends to offer the Policies in New York. Lincoln Financial Advisors Corporation ("LFA"), an affiliate of LLANY and the principal underwriter for the Policies, is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers. The principal business address of LFA is 350 Church Street, Hartford, CT 06103. LFA has overall responsibility for establishing a selling plan for the Policies. Compensation by LLANY to the Principal Underwriter is separate from that paid to the selling house, the registered representative and any other selling intermediaries.



                    The Policy may be sold by individuals who, in addition to being appointed as life insurance agents for the Company, are also registered representatives with broker-dealers who maintain selling agreements with us. Included among these broker-dealers are Lincoln Financial Advisors Corporation and Lincoln Financial Distributors, both of whom are our affiliates. Registered Representatives may receive commission and service fees up to 60% of first year premium, plus up to 5% of all other premiums paid. In lieu of premium-based commission, we may pay equivalent amounts over time, based on Accumulation Value. Registered Representatives are also eligible for cash bonuses and 'non-cash compensation.' The latter (6)as defined in NASD Conduct Rule 2820] includes such things as office space, computers, club credit, prizes, awards, training and education meetings.



                    Additionally, the broker-dealer may receive compensation on the first year premium and all additional premiums and/or reimbursements for portions of Policy sales expenses. In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with the Registered Representative. Depending on the particular selling arrangements, there may be others whom we compensate for distribution activities. For example, we may compensate certain "wholesalers," who control access to certain selling offices, for access to those offices.

                    All compensation is paid from our resources, which include fees and charges imposed under the Policy.


                    CHANGES OF INVESTMENT POLICY

                    LLANY may materially change the investment policy of the Separate Account. We must inform the Policy Owners and obtain all necessary regulatory approvals. Any change must be submitted to the New York Insurance Department, which shall disapprove it if deemed detrimental to the interests of the Policy Owners or if it renders our operations hazardous to the public. If you object, the Policy may be converted to a substantially comparable fixed benefit life insurance policy offered by us on the life of the Insured. You have the later of 60 days from the date of the investment policy change or 60 days from being informed of such change to make this conversion. We will not require evidence of insurability for this conversion.

                    The new policy will not be affected by the investment experience of any separate account. The new policy will be for an amount of insurance not exceeding the Death Benefit of the Policy converted on the date of such conversion.

                    STATE REGULATION

                    We are subject to the laws of New York governing insurance companies and to regulation by the New York Insurance Department. An annual statement in a prescribed form is filed with the Insurance Department each year covering our operation for the preceding year and its financial condition as of the end of such year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves so that the Insurance Department may certify the items are correct. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the New York Insurance Department. Such regulation does not, however, involve any supervision of management or investment practices or policies.

                    REPORTS TO POLICY OWNERS

                    LLANY maintains Policy records and will mail to each Policy Owner, at the last known address of record, an annual statement showing the amount of the current Death Benefit, the Accumulation Value, and Surrender Value, premiums paid and monthly charges deducted since the last report, the amounts invested in the Fixed Account and in each Sub-Account of the Separate Account, and any Loan Account Value.

                    Policy Owners will also be sent annual reports containing financial statements for the Separate Account and annual and semi-annual reports of the Funds as required by the 1940 Act.

                    Policy Owners will receive statements of significant transactions such as: changes in Specified Amount or Death Benefit Option; transfers among Sub-Accounts; Premium Payments; loans and repayment of loans; reinstatement; and termination, and any information required by the New York Insurance Department.

                    ADVERTISING

                    We are also ranked and rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps and A.M. Best Company. The purpose of these ratings is to reflect our financial strength or claims-paying ability. The ratings are not intended to reflect the investment experience or financial strength of the Separate

                    Account. We may advertise these ratings from time to time. In addition, we may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend LLANY or the Policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

                    We are a member of the Insurance Marketplace Standards Association ("IMSA") and may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and services for individually sold life insurance and annuities.


                    LEGAL PROCEEDINGS



                    LLANY may be involved in various pending or threatended legal proceedings arising from the conduct of its business. These proceedings are routine and in the ordinary course of business.


                    EXPERTS


                    The financial statements of the Separate Account and the statutory-basis financial statements of LLANY appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, 2300 National City Center, 110 West Berry Street, Fort Wayne, IN 46802, as set forth in their reports also appearing elsewhere in this Prospectus and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included herein in reliance on their reports given on their authority as experts in accounting and auditing.



                    Actuarial matters included in this Prospectus have been examined by Vaughn W. Robbins, FSA, as stated in the opinion filed as an exhibit to the Registration Statement.



                    Legal matters in connection with the Policies described herein are being passed upon by Robert O. Sheppard, Esq., as stated in the opinion filed as an exhibit to the Registration Statement.


                    REGISTRATION STATEMENT

                    A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This Prospectus does not contain all the information set forth in the Registration Statement and amendments thereto and exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the Separate Account, LLANY, and the Policies offered hereby. Statements contained in this Prospectus as to the content of Policies and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

APPENDIX 1

                    CORRIDOR PERCENTAGES

                             INSURED'S     CORRIDOR     INSURED'S      CORRIDOR
                            ATTAINED AGE  PERCENTAGE   ATTAINED AGE   PERCENTAGE
                            ------------  ----------   ------------   ----------
                                0-40         250%           70           115%
                                 41          243            71           113
                                 42          236            72           111
                                 43          229            73           109
                                 44          222            74           107
                                             ---            --           ---
                                 45          215            75           105
                                 46          209            76           105
                                 47          203            77           105
                                 48          197            78           105
                                 49          191            79           105
                                             ---            --           ---
                                 50          185            80           105
                                 51          178            81           105
                                 52          171            82           105
                                 53          164            83           105
                                 54          157            84           105
                                             ---            --           ---
                                 55          150            85           105
                                 56          146            86           105
                                 57          142            87           105
                                 58          138            88           105
                                 59          134            89           105
                                             ---            --           ---
                                 60          130            90           105
                                 61          128            91           104
                                 62          126            92           103
                                 63          124            93           102
                                 64          122            94           101
                                             ---            --           ---
                                 65          120            95           100
                                 66          119            96           100
                                 67          118            97           100
                                 68          117            98           100
                                 69          116            99           100
                                             ---            --           ---

APPENDIX 2

                    GUARANTEED MAXIMUM COST OF INSURANCE RATES

                    The Guaranteed Maximum Cost of Insurance Rates, per $1,000 of Net Amount at Risk, for standard risks are set forth in the following Table based on the 1980 Commissioners Standard Ordinary Mortality Tables, Age Nearest Birthday (1980 CSO); or, for unisex rates, on the 1980 CSO-B Table.

ATTAINED AGE              MALE      FEMALE     UNISEX
(NEAREST                MONTHLY    MONTHLY    MONTHLY
BIRTHDAY)                 RATE       RATE       RATE
---------               --------   --------   --------
          0              0.34845    0.24089    0.32677
          1              0.08917    0.07251    0.08667
          2              0.08251    0.06750    0.07917
          3              0.08167    0.06584    0.07834
          4              0.07917    0.06417    0.07584

          5              0.07501    0.06334    0.07251
          6              0.07167    0.06084    0.06917
          7              0.06667    0.06000    0.06584
          8              0.06334    0.05834    0.06250
          9              0.06167    0.05750    0.06084

         10              0.06084    0.05667    0.06000
         11              0.06417    0.05750    0.06250
         12              0.07084    0.06000    0.06917
         13              0.08251    0.06250    0.07834
         14              0.09584    0.06887    0.09001

         15              0.11085    0.07084    0.10334
         16              0.12585    0.07601    0.11585
         17              0.13919    0.07917    0.12752
         18              0.14836    0.08167    0.13502
         19              0.15502    0.08501    0.14085

         20              0.15836    0.08751    0.14502
         21              0.15919    0.08917    0.14585
         22              0.15752    0.09084    0.14419
         23              0.15502    0.09251    0.14252
         24              0.15189    0.09501    0.14085

         25              0.14752    0.09668    0.13752
         26              0.11419    0.09918    0.13585
         27              0.14252    0.10168    0.13418
         28              0.14169    0.10501    0.13418
         29              0.14252    0.10635    0.13585

         30              0.14419    0.11251    0.13752
         31              0.14836    0.11668    0.14169
         32              0.15252    0.12085    0.14585
         33              0.15919    0.12502    0.15252
         34              0.16889    0.13168    0.15919

         35              0.17586    0.13752    0.16836
         36              0.18670    0.14669    0.17837
         37              0.20004    0.15752    0.19170
         38              0.21505    0.17003    0.20588
         39              0.23255    0.18503    0.22338

         40              0.25173    0.20171    0.24173
         41              0.27424    0.22005    0.26340
         42              0.29675    0.23922    0.28508
         43              0.32260    0.25757    0.31010
         44              0.34929    0.27674    0.33428

         45              0.37931    0.29675    0.36263
         46              0.41017    0.31677    0.39182
         47              0.44353    0.33761    0.42268
         48              0.47856    0.36096    0.45437
         49              0.51777    0.38598    0.49107
ATTAINED AGE              MALE      FEMALE     UNISEX
(NEAREST                MONTHLY    MONTHLY    MONTHLY
BIRTHDAY)                 RATE       RATE       RATE
---------               --------   --------   --------

         50              0.55948    0.41350    0.53028
         51              0.60870    0.44270    0.57533
         52              0.66377    0.47523    0.62539
         53              0.72636    0.51276    0.68297
         54              0.79730    0.55114    0.74722

         55              0.87326    0.59118    0.81566
         56              0.95591    0.63123    0.88996
         57              1.04192    0.66961    0.96593
         58              1.13378    0.70633    1.04609
         59              1.23236    0.74556    1.13211

         60              1.34180    0.78979    1.22817
         61              1.46381    0.84488    1.33511
         62              1.60173    0.91417    1.45796
         63              1.75809    1.00267    1.59922
         64              1.93206    1.10539    1.75725

         65              2.12283    1.21731    1.92955
         66              2.32623    1.33511    2.11195
         67              2.54312    1.45461    2.30614
         68              2.77350    1.57247    2.50878
         69              3.02328    1.69955    2.72909

         70              3.30338    1.84590    2.97466
         71              3.62140    2.02325    3.25640
         72              3.98666    2.24419    3.58279
         73              4.40599    2.51548    3.95978
         74              4.87280    2.83552    4.38330

         75              5.37793    3.19685    4.84334
         76              5.91225    3.59370    5.33245
         77              6.46824    4.01942    5.84227
         78              7.04089    4.47410    6.36948
         79              7.64551    4.97042    6.92851

         80              8.30507    5.52957    7.54229
         81              9.03761    6.17118    8.22883
         82              9.86724    6.91414    9.01216
         83             10.80381    7.77075    9.90124
         84             11.82571    8.72632   10.87533

         85             12.91039    9.76952   11.92213
         86             14.03509   10.89151   13.01471
         87             15.18978   12.08770   14.15507
         88             16.36948   13.35774   15.33494
         89             17.57781   14.70820   16.56493

         90             18.82881   16.15259   17.85746
         91             20.14619   17.71416   19.23699
         92             21.57655   19.43814   20.76665
         93             23.20196   21.40786   22.49837
         94             25.28174   23.63051   24.70915

         95             28.27411   27.16158   27.82758
         96             33.10577   32.32378   32.78845
         97             41.68476   41.21204   41.45783
         98             58.01259   57.81394   57.95663
         99             90.90909   90.90909   90.90909

APPENDIX 3

                    ILLUSTRATION OF SURRENDER CHARGES

                    The Surrender Charge is calculated as (a) times (b), where
                    (a) is the sum of (i) a Deferred Sales Charge and (ii) a Deferred Administrative Charge and (b) is the applicable Surrender Charge Grading Factor. If the Specified Amount is increased, a new Surrender Charge will be applicable, in addition to any existing Surrender Charge.

                    Below are examples of Surrender Charge calculations, one involving a level Specified Amount and one involving an increase in the Specified Amount, followed by Definitions and Tables used in the calculations.

                    EXAMPLE 1: A male nonsmoker, age 35, purchases a Policy with a Specified Amount of $100,000 and a scheduled annual premium of $1100. He now wants to surrender the Policy at the end of the sixth Policy Year.

                    The Surrender Charge computed is as follows:

                    Sum of the premiums paid through the end of the second Policy Year = $2200.00

                    Guideline Annual Premium Amount (Male, Age 35, $100,000 Specified Amount) = $1195.63

                    Surrender Charge =

                            (.285X$1195.63) + (.085X($2200-$1195.63)) = $340.75 + $85.37
                            =                                                             $ 426.12(i)
                            $6.00 per $1000 of Specified Amount                           $ 600.00(ii)
                                                                                          --------
                                                                                          $1026.12(a)

                    The total Surrender Charge is $1026.12(a), times the surrender charge grading factor,(b): ($1026.12 X 80%) = $820.90.

                    EXAMPLE 2: A female nonsmoker, age 45, purchases a Policy with an Initial Specified Amount of $200,000 and a scheduled annual premium of $1500. She pays the scheduled annual premium for the first five Policy Years. At the start of the sixth Policy Year, she increases the Specified Amount to $250,000 and continues to pay the scheduled annual premium of $1500. She now wants to surrender the Policy at the end of the eighth Policy Year. Separate Surrender Charges must be calculated for the Initial Specified Amount and for the increase in Specified Amount.

                    The Surrender Charges are computed as follows:

                    For the Initial Specified Amount,
                    Sum of the premiums paid through the end of the second Policy Year = $3000.00

                    Guideline Annual Premium Amount (Female, Age 45, $200,000 Specified Amount = $2966.81

                            Surrender Charge for Initial Specified Amount =
                            (.285X$2966.81) +(.085X($3000.00-$2966.81)) = $845.54 +
                            $2.82 =                                                       $ 848.36(i)
                            $6.00 per $1000 of Initial Specified Amount                   $1200.00(ii)
                                                                                          --------
                                                                                          $2048.36(a)

                    The total Surrender Charge for the Initial Specified Amount is $2048.36,(a), times the applicable surrender charge grading factor,(b): ($2048.36 X 40%) = $819.34.

                    For the increase in Specified Amount;
                    Sum of the premiums in the first two years following the increase in Specified Amount, applicable to the increase in Specified Amount =
                    ($1500 X 2) X ($50,000 / $250,000) = $600.00.

                    Guideline Annual Premium Amount (Female, Age 50, $50,000 Specified Amount) = $993.68.

                            Surrender Charge for the increase in Specified Amount =
                            (.285 X $600.00)                                              $ 171.00(i)
                            $6.00 per $1000 of increase in Specified Amount               $ 300.00(ii)
                                                                                          --------
                                                                                          $ 471.00(a)

                    The total Surrender Charge for the increase in the Specified Amount is $471.00,(a), times the applicable surrender charge grading factor,(b): ($471.00 X 100%) = $471.00

                    The overall Surrender Charge for the Policy is ($819.34 + $471.00) = $1290.34.

                    DEFINITIONS AND TABLES

                    (a)(i) The Deferred Sales Charge is based on the actual
                           premium paid and the applicable Guideline Annual Premium Amount, and is calculated assuming the following:

                                  DURING POLICY YEAR:
                                  1 and 2       28.5% of the sum of the premiums paid up to an amount
                                                equal to the Guideline Annual Premium Amount,* plus
                                                8.5% of the sum of the premiums paid between one and
                                                two times the Guideline Annual Premium Amount, plus
                                                7.5% of the sum of the premiums paid in excess of two
                                                times the Guideline Annual Premium Amount.
                                  3 through 10  same dollar amount as of the end of Policy Year 2.

                    In no event will the Deferred Sales Charge exceed the maximum permitted under federal or state law.

                      (ii) The Deferred Administrative Charge is $6.00 per
                           $1,000 of Specified Amount.

                    (b) SURRENDER CHARGE GRADING FACTORS

                                  Policy Years** 1-5         100%
                                  Policy Year 6               80%
                                  Policy Year 7               60%
                                  Policy Year 8               40%
                                  Policy Year 9               20%
                                  Policy Year 10               0%

                    If a Surrender Charge becomes effective at other than the end of a Policy Year, any applicable Surrender Charge grading factor will be applied on a pro rata basis as of such effective date.

                     * Guideline Annual Premium Amount is the level annual
                       amount that would be payable through the latest maturity date permitted under the Policy but not less than 20 years after date of issue or (if earlier) age 95 for the future benefits under the Policy, subject to the following provisions: (A) the payments were fixed by the Life Insurer as to both timing and amount; and (B) the payments were based on the 1980 Commissioners Standard Ordinary Mortality Table, net investment earnings at the greater of an annual effective of 5% or rate or rates guaranteed at issue of the policy, the sales load under the policy, and the fees and charges specified in the policy. A new Guideline Annual Premium Amount is determined for each increase in Specified Amount under the policy; in such event, "Policy Years" are measured from the effective date(s) of such increase(s).

                    ** Number of Policy Years elapsed since the Date of Issue or since the effective date(s) of any increase(s) in Specified Amount.

APPENDIX 4

                    ILLUSTRATIONS OF ACCUMULATION VALUES, SURRENDER VALUES, AND DEATH BENEFIT PROCEEDS


                    The illustrations in this Prospectus have been prepared to help show how values under the Policies change with investment performance. The illustrations show how Accumulation Values, Surrender Values and Death Benefits under a Policy would vary over time if the hypothetical gross investment rates of return were a uniform annual effective rate of either 0%, 6% or 12%. Actual returns will fluctuate over time and likely will be both positive and negative. The hypothetical gross investment rate of return may indeed average 0%, 6%, or 12% over a period of years. However, it may fluctuate above and below those averages throughout the years shown. In that case, the actual Accumulation Values, Surrender Values and Death Benefit Proceeds could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Policy unless the Owner pays more than the stated Premium. The illustrations also assume there are no Policy loans or partial surrenders, no additional Premium Payments are made other than shown, no Accumulation Values are allocated to the Fixed Account, and there are no changes in the Specified Amount or Death Benefit Option.



                    The amounts shown for the Accumulation Value, Surrender Value and Death Benefit as of each Policy Anniversary reflect the fact that charges are made and expenses applied which lower investment return on the assets held in the Sub-Accounts. Daily charges are made against the assets of the Sub-Accounts for assuming mortality and expense risks. The current mortality and expense risk charges are equivalent to an annual effective rate of 0.80% of the daily net asset value of the Separate Account. On each Policy Anniversary beginning with the 13th, the mortality and expense risk charge is reduced to 0.55% on an annual basis of the daily net assets of the Separate Account. The mortality and expense risk charge is guaranteed never to exceed an annual effective rate of 0.90% of the daily net asset value of the Separate Account for the first 12 Policy Years, and 0.65% for Policy Years 13 and beyond. In addition, the amounts shown also reflect the deduction of Fund investment advisory fees and other expenses which will vary depending on which funding vehicle is chosen but which are assumed for purposes of these illustrations to be equivalent to an annual effective rate of 0.83% of the daily net asset value of the Separate Account. This rate reflects an arithmetic average of total Fund portfolio annual expenses for the year ending December 31, 2001.



                    Considering guaranteed charges for mortality and expense risks and the assumed Fund expenses, gross annual rates of 0%, 6% and 12% correspond to net investment experience at constant annual rates of -1.71%, 4.49%, 10.45% for the first 12 policy years and -1.47%, 4.49%, 10.45% for policy years 13 and beyond.


                    The illustrations also reflect the fact that LLANY makes monthly charges for providing insurance protection. Current values reflect current Cost of Insurance charges and guaranteed values reflect the maximum Cost of Insurance charges guaranteed in the Policy. The values shown are for Policies which are issued as standard. Policies issued on a substandard basis would result in lower Accumulation Values and Death Benefits than those illustrated.

                    The illustrations also reflect the fact that LLANY deducts a premium load from each Premium Payment. Current and guaranteed values reflect a deduction of 5.0% of each Premium Payment.

                    The Surrender Values shown in the illustrations reflect the fact that LLANY will deduct a Surrender Charge from the Policy's Accumulation Value for any Policy surrendered in full during the first ten years.

                    In addition, the illustrations reflect the fact that LLANY deducts a monthly administrative charge at the beginning of each Policy Month. This monthly administrative expense charge is $15 per month in the first year. Current values reflect a current monthly administrative expense charge of $5 in renewal years, and guaranteed values reflect the $7.50 maximum monthly administrative charge under the Policy in renewal years.

                    Upon request, LLANY will furnish a comparable illustration based on the proposed insured's age, gender classification, smoking classification, risk classification and premium payment requested.

                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                  POLICY
                                  MALE    NONSMOKER    ISSUE AGE 45
                                  PREFERRED -- $6,576 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION 1


                                  GUARANTEED BASIS

                         PREMIUMS
                        ACCUMULATED
       END OF               AT                 DEATH BENEFIT              TOTAL ACCUMULATION VALUE(1)
       POLICY           5% INTEREST     ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
        YEAR             PER YEAR     GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%
---------------------   -----------   --------   --------   ---------   --------   --------   ---------

          1                 6,905     500,000    500,000     500,000      3,737      4,032       4,327
          2                14,155     500,000    500,000     500,000      7,337      8,160       9,021
          3                21,767     500,000    500,000     500,000     10,699     12,285      14,014
          4                29,761     500,000    500,000     500,000     13,819     16,400      19,331
          5                38,153     500,000    500,000     500,000     16,679     20,485      24,988

          6                46,966     500,000    500,000     500,000     19,271     24,526      31,012
          7                56,219     500,000    500,000     500,000     21,556     28,482      37,406
          8                65,935     500,000    500,000     500,000     23,508     32,321      44,185
          9                76,136     500,000    500,000     500,000     25,091     35,999      51,358
         10                86,848     500,000    500,000     500,000     26,263     39,466      58,934

         15               148,996     500,000    500,000     500,000     25,278     52,775     104,934
         20               228,314     500,000    500,000     500,000      8,143     53,388     169,694
         25               329,546           0    500,000     500,000          0     24,427     265,505
         30               458,747           0          0     500,000          0          0     429,661


       END OF                  SURRENDER VALUE
       POLICY            ANNUAL INVESTMENT RETURN OF
        YEAR           GROSS 0%   GROSS 6%   GROSS 12%
---------------------  --------   --------   ---------
          1                  0          0           0
          2              1,337      2,161       3,022
          3              4,699      6,286       8,014
          4              7,820     10,401      13,332
          5             10,680     14,485      18,988
          6             14,471     19,726      26,213
          7             17,956     24,882      33,807
          8             21,109     29,921      41,785
          9             23,891     34,799      50,158
         10             26,263     39,466      58,934
         15             25,278     52,775     104,934
         20              8,143     53,388     169,694
         25                  0     24,427     265,505
         30                  0          0     429,661



All Amounts are in Dollars


(1) Where a zero value is shown, the Policy will lapse without payment of additional Premium.



                                  If Premiums are paid more frequently than annually, the Death Benefit Proceeds, Accumulation Values and Surrender Values would be less than those illustrated.



                                  Assumes no policy loans or partial surrenders have been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative fees and premium load assumed.



                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment returns will fluctuate over time and likely will be both positive and negative. Depending upon the timing, the Owners' allocations to each Fund, the Funds' rates of return and degree of fluctuation; the actual values could be substantially less than those shown, and may, under certain circumstances, result in lapse of the Policy unless the Owner pays more that the stated Premium. Accumulation Values, Surrender Values and Death Benefit Proceeds for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.



                                  The amounts shown in these illustrations reflect (1) the deduction of mortality and expense risk charges and (2) assumed Fund total expenses of 0.83% per year.

                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                  POLICY
                                  MALE    NONSMOKER    ISSUE AGE 45
                                  PREFERRED -- $6,576 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION 1

                                  CURRENT BASIS

                         PREMIUMS
                        ACCUMULATED
       END OF               AT                 DEATH BENEFIT               TOTAL ACCUMULATION VALUE
       POLICY           5% INTEREST     ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
        YEAR             PER YEAR     GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%
---------------------   -----------   --------   --------   ---------   --------   --------   ---------

          1                 6,905     500,000    500,000     500,000      4,550      4,871       5,193
          2                14,155     500,000    500,000     500,000      9,063      9,991      10,960
          3                21,767     500,000    500,000     500,000     13,395     15,226      17,213
          4                29,761     500,000    500,000     500,000     17,577     20,609      24,033
          5                38,153     500,000    500,000     500,000     21,635     26,172      31,506

          6                46,966     500,000    500,000     500,000     25,595     31,950      39,731
          7                56,219     500,000    500,000     500,000     29,436     37,930      48,764
          8                65,935     500,000    500,000     500,000     33,046     44,008      58,580
          9                76,136     500,000    500,000     500,000     36,590     50,355      69,430
         10                86,848     500,000    500,000     500,000     40,001     56,915      81,359

         15               148,996     500,000    500,000     500,000     52,949     91,357     160,486
         20               228,314     500,000    500,000     500,000     57,946    128,411     289,556
         25               329,546     500,000    500,000     591,442     55,296    170,206     509,864
         30               458,747     500,000    500,000     936,913     37,683    214,583     875,620


       END OF                  SURRENDER VALUE
       POLICY            ANNUAL INVESTMENT RETURN OF
        YEAR           GROSS 0%   GROSS 6%   GROSS 12%
---------------------  --------   --------   ---------
          1                  0          0         319
          2              3,069      3,998       4,966
          3              7,402      9,233      11,220
          4             11,583     14,615      18,039
          5             15,641     20,178      25,513
          6             20,800     27,155      34,936
          7             25,840     34,334      45,168
          8             30,648     41,611      56,182
          9             35,391     49,156      68,231
         10             40,001     56,915      81,359
         15             52,949     91,357     160,486
         20             57,946    128,411     289,556
         25             55,296    170,206     509,864
         30             37,683    214,583     875,620



All Amounts are in Dollars


(1) Where a zero value is shown, the Policy will lapse without payment of additional Premium.



                                  If Premiums are paid more frequently than annually, the Death Benefit Proceeds, Accumulation Values and Surrender Values would be less than those illustrated.



                                  Assumes no policy loans or partial surrenders have been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative fees and premium load assumed.



                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment returns will fluctuate over time and likely will be both positive and negative. Depending upon the timing, the Owners' allocations to each Fund, the Funds' rates of return and degree of fluctuation; the actual values could be substantially less than those shown, and may, under certain circumstances, result in lapse of the Policy unless the Owner pays more that the stated Premium. Accumulation Values, Surrender Values and Death Benefit Proceeds for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.



                                  The amounts shown in these illustrations reflect (1) the deduction of mortality and expense risk charges and (2) assumed Fund total expenses of 0.83% per year.

                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                  POLICY
                                  MALE    NONSMOKER    ISSUE AGE 55
                                  PREFERRED -- $10,465 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION 1


                                  GUARANTEED BASIS

                         PREMIUMS
                        ACCUMULATED
       END OF               AT                 DEATH BENEFIT              TOTAL ACCUMULATION VALUE(1)
       POLICY           5% INTEREST     ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
        YEAR             PER YEAR     GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%
---------------------   -----------   --------   --------   ---------   --------   --------   ---------

          1                10,988     500,000    500,000     500,000      4,496      4,919      5,345
          2                22,526     500,000    500,000     500,000      8,571      9,698     10,882
          3                34,640     500,000    500,000     500,000     12,126     14,225     16,528
          4                47,361     500,000    500,000     500,000     15,137     18,463     22,274
          5                60,717     500,000    500,000     500,000     17,575     22,366     28,103

          6                74,741     500,000    500,000     500,000     19,385     25,859     33,977
          7                89,466     500,000    500,000     500,000     20,502     28,858     39,845
          8               104,928     500,000    500,000     500,000     20,838     31,248     45,631
          9               121,163     500,000    500,000     500,000     20,289     32,895     51,243
         10               138,209     500,000    500,000     500,000     18,750     33,658     56,582

         15               237,111           0    500,000     500,000          0     18,881     76,100
         20               363,337           0          0     500,000          0          0     62,799
         25               524,437           0          0           0          0          0          0
         30               730,047           0          0           0          0          0          0


       END OF                  SURRENDER VALUE
       POLICY            ANNUAL INVESTMENT RETURN OF
        YEAR           GROSS 0%   GROSS 6%   GROSS 12%
---------------------  --------   --------   ---------
          1                  0          0           0
          2                608      1,734       2,919
          3              4,163      6,262       8,565
          4              7,174     10,500      14,310
          5              9,612     14,402      20,140
          6             13,015     19,489      27,607
          7             15,724     24,080      35,067
          8             17,653     28,063      42,446
          9             18,697     31,303      49,651
         10             18,750     33,658      56,582
         15                  0     18,881      76,100
         20                  0          0      62,799
         25                  0          0           0
         30                  0          0           0



All Amounts are in Dollars


(1) Where a zero value is shown, the Policy will lapse without payment of additional Premium.



                                  If Premiums are paid more frequently than annually, the Death Benefit Proceeds, Accumulation Values and Surrender Values would be less than those illustrated.



                                  Assumes no policy loans or partial surrenders have been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative fees and premium load assumed.



                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment returns will fluctuate over time and likely will be both positive and negative. Depending upon the timing, the Owners' allocations to each Fund, the Funds' rates of return and degree of fluctuation; the actual values could be substantially less than those shown, and may, under certain circumstances, result in lapse of the Policy unless the Owner pays more that the stated Premium. Accumulation Values, Surrender Values and Death Benefit Proceeds for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.



                                  The amounts shown in these illustrations reflect (1) the deduction of mortality and expense risk charges and (2) assumed Fund total expenses of 0.83% per year.

                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                  POLICY
                                  MALE    NONSMOKER    ISSUE AGE 55
                                  PREFERRED -- $10,465 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION 1

                                  CURRENT BASIS

                         PREMIUMS
                        ACCUMULATED
       END OF               AT                 DEATH BENEFIT               TOTAL ACCUMULATION VALUE(1)
       POLICY           5% INTEREST     ANNUAL INVESTMENT RETURN OF        ANNUAL INVESTMENT RETURN OF
        YEAR             PER YEAR     GROSS 0%   GROSS 6%   GROSS 12%    GROSS 0%   GROSS 6%   GROSS 12%
---------------------   -----------   --------   --------   ----------   --------   --------   ----------
          1                10,988     500,000    500,000       500,000     7,072      7,578         8,084
          2                22,526     500,000    500,000       500,000    13,854     15,307        16,823
          3                34,640     500,000    500,000       500,000    20,258     23,102        26,193
          4                47,361     500,000    500,000       500,000    26,380     31,064        36,365
          5                60,717     500,000    500,000       500,000    32,178     39,156        47,384

          6                74,741     500,000    500,000       500,000    37,788     47,525        59,490
          7                89,466     500,000    500,000       500,000    43,239     56,212        72,835
          8               104,928     500,000    500,000       500,000    48,512     65,217        87,541
          9               121,163     500,000    500,000       500,000    53,448     74,400       103,614
         10               138,209     500,000    500,000       500,000    57,974     83,702       121,156

         15               237,111     500,000    500,000       500,000    74,115    132,689       239,712
         20               363,337     500,000    500,000       500,000    74,382    184,055       441,946
         25               524,437     500,000    500,000       830,390    42,663    230,823       790,848
         30               730,047           0    500,000     1,425,092         0    273,711     1,357,230


       END OF                  SURRENDER VALUE
       POLICY            ANNUAL INVESTMENT RETURN OF
        YEAR           GROSS 0%   GROSS 6%   GROSS 12%
---------------------  --------   --------   ----------
          1              1,090      1,595         2,102
          2              5,897      7,349         8,865
          3             12,301     15,145        18,235
          4             18,423     23,106        28,407
          5             24,220     31,199        39,427
          6             31,422     41,159        53,124
          7             38,465     51,438        68,060
          8             45,329     62,034        84,358
          9             51,857     72,808       102,023
         10             57,974     83,702       121,156
         15             74,115    132,689       239,712
         20             74,382    184,055       441,946
         25             42,663    230,823       790,848
         30                  0    273,711     1,357,230



All Amounts are in Dollars


(1) Where a zero value is shown, the Policy will lapse without payment of additional Premium.



                                  If Premiums are paid more frequently than annually, the Death Benefit Proceeds, Accumulation Values and Surrender Values would be less than those illustrated.



                                  Assumes no policy loans or partial surrenders have been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative fees and premium load assumed.



                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment returns will fluctuate over time and likely will be both positive and negative. Depending upon the timing, the Owners' allocations to each Fund, the Funds' rates of return and degree of fluctuation; the actual values could be substantially less than those shown, and may, under certain circumstances, result in lapse of the Policy unless the Owner pays more that the stated Premium. Accumulation Values, Surrender Values and Death Benefit Proceeds for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.



                                  The amounts shown in these illustrations reflect (1) the deduction of mortality and expense risk charges and (2) assumed Fund total expenses of 0.83% per year.

                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                  POLICY
                                  FEMALE    NONSMOKER    ISSUE AGE 45
                                  PREFERRED -- $5,242 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION 1


                                  GUARANTEED BASIS

                         PREMIUMS
                        ACCUMULATED
       END OF               AT                 DEATH BENEFIT              TOTAL ACCUMULATION VALUE(1)
       POLICY           5% INTEREST     ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
        YEAR             PER YEAR     GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%
---------------------   -----------   --------   --------   ---------   --------   --------   ---------
          1                 5,504     500,000    500,000     500,000      2,972      3,207       3,442
          2                11,283     500,000    500,000     500,000      5,876      6,532       7,219
          3                17,352     500,000    500,000     500,000      8,620      9,887      11,267
          4                23,723     500,000    500,000     500,000     11,192     13,259      15,602
          5                30,414     500,000    500,000     500,000     13,588     16,640      20,248

          6                37,438     500,000    500,000     500,000     15,795     20,020      25,226
          7                44,814     500,000    500,000     500,000     17,809     23,390      30,564
          8                52,559     500,000    500,000     500,000     19,614     26,733      36,286
          9                60,691     500,000    500,000     500,000     21,185     30,021      42,410
         10                69,230     500,000    500,000     500,000     22,522     33,250      48,979

         15               118,771     500,000    500,000     500,000     25,947     48,810      91,289
         20               181,998     500,000    500,000     500,000     22,070     61,420     156,564
         25               262,695     500,000    500,000     500,000      3,211     62,449     257,800
         30               365,686           0    500,000     500,000          0     38,209     428,814


       END OF                  SURRENDER VALUE
       POLICY            ANNUAL INVESTMENT RETURN OF
        YEAR           GROSS 0%   GROSS 6%   GROSS 12%
---------------------  --------   --------   ---------
          1                  0          0           0
          2                517      1,173       1,859
          3              3,260      4,527       5,907
          4              5,833      7,899      10,243
          5              8,228     11,281      14,889
          6             11,508     15,732      20,938
          7             14,593     20,174      27,349
          8             17,470     24,589      34,143
          9             20,113     28,949      41,338
         10             22,522     33,250      48,979
         15             25,947     48,810      91,289
         20             22,070     61,420     156,564
         25              3,211     62,449     257,800
         30                  0     38,209     428,814



All Amounts are in Dollars


(1) Where a zero value is shown, the Policy will lapse without payment of additional Premium.



                                  If Premiums are paid more frequently than annually, the Death Benefit Proceeds, Accumulation Values and Surrender Values would be less than those illustrated.



                                  Assumes no policy loans or partial surrenders have been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative fees and premium load assumed.



                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment returns will fluctuate over time and likely will be both positive and negative. Depending upon the timing, the Owners' allocations to each Fund, the Funds' rates of return and degree of fluctuation; the actual values could be substantially less than those shown, and may, under certain circumstances, result in lapse of the Policy unless the Owner pays more that the stated Premium. Accumulation Values, Surrender Values and Death Benefit Proceeds for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.



                                  The amounts shown in these illustrations reflect (1) the deduction of mortality and expense risk charges and (2) assumed Fund total expenses of 0.83% per year.

                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                  POLICY
                                  FEMALE    NONSMOKER    ISSUE AGE 45
                                  PREFERRED -- $5,242 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION 1

                                  CURRENT BASIS

                         PREMIUMS
                        ACCUMULATED
       END OF               AT                 DEATH BENEFIT              TOTAL ACCUMULATION VALUE(1)
       POLICY           5% INTEREST     ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
        YEAR             PER YEAR     GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%
---------------------   -----------   --------   --------   ---------   --------   --------   ---------

          1                 5,504     500,000    500,000     500,000      3,643      3,899       4,156
          2                11,283     500,000    500,000     500,000      7,306      8,050       8,825
          3                17,352     500,000    500,000     500,000     10,870     12,340      13,935
          4                23,723     500,000    500,000     500,000     14,336     16,778      19,534
          5                30,414     500,000    500,000     500,000     17,708     21,371      25,674

          6                37,438     500,000    500,000     500,000     20,938     26,079      32,364
          7                44,814     500,000    500,000     500,000     24,032     30,908      39,667
          8                52,559     500,000    500,000     500,000     26,991     35,868      47,649
          9                60,691     500,000    500,000     500,000     29,865     41,012      56,434
         10                69,230     500,000    500,000     500,000     32,656     46,351      66,108

         15               118,771     500,000    500,000     500,000     44,374     75,468     131,171
         20               181,998     500,000    500,000     500,000     50,988    108,055     237,015
         25               262,695     500,000    500,000     500,000     53,330    146,243     415,279
         30               365,686     500,000    500,000     765,550     48,970    190,485     715,467


       END OF                  SURRENDER VALUE
       POLICY            ANNUAL INVESTMENT RETURN OF
        YEAR           GROSS 0%   GROSS 6%   GROSS 12%
---------------------  --------   --------   ---------
          1                  0          0           0
          2              1,952      2,696       3,471
          3              5,516      6,986       8,581
          4              8,982     11,424      14,180
          5             12,354     16,017      20,320
          6             16,655     21,796      28,081
          7             20,820     27,696      36,454
          8             24,849     33,726      45,508
          9             28,794     39,941      55,363
         10             32,656     46,351      66,108
         15             44,374     75,468     131,171
         20             50,988    108,055     237,015
         25             53,330    146,243     415,279
         30             48,970    190,485     715,467



All Amounts are in Dollars


(1) Where a zero value is shown, the Policy will lapse without payment of additional Premium.



                                  If Premiums are paid more frequently than annually, the Death Benefit Proceeds, Accumulation Values and Surrender Values would be less than those illustrated.



                                  Assumes no policy loans or partial surrenders have been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative fees and premium load assumed.



                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment returns will fluctuate over time and likely will be both positive and negative. Depending upon the timing, the Owners' allocations to each Fund, the Funds' rates of return and degree of fluctuation; the actual values could be substantially less than those shown, and may, under certain circumstances, result in lapse of the Policy unless the Owner pays more that the stated Premium. Accumulation Values, Surrender Values and Death Benefit Proceeds for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.



                                  The amounts shown in these illustrations reflect (1) the deduction of mortality and expense risk charges and (2) assumed Fund total expenses of 0.83% per year.

                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                  POLICY
                                  FEMALE    NONSMOKER    ISSUE AGE 55
                                  PREFERRED -- $8,225 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION 1


                                  GUARANTEED BASIS

                         PREMIUMS
                        ACCUMULATED
       END OF               AT                 DEATH BENEFIT              TOTAL ACCUMULATION VALUE(1)
       POLICY           5% INTEREST     ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
        YEAR             PER YEAR     GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%
---------------------   -----------   --------   --------   ---------   --------   --------   ---------

          1                 8,636     500,000    500,000     500,000      4,041      4,390       4,740
          2                17,704     500,000    500,000     500,000      7,898      8,850       9,847
          3                27,226     500,000    500,000     500,000     11,496     13,305      15,282
          4                37,223     500,000    500,000     500,000     14,849     17,770      21,097
          5                47,721     500,000    500,000     500,000     17,949     22,234      27,323

          6                58,743     500,000    500,000     500,000     20,773     26,673      33,985
          7                70,316     500,000    500,000     500,000     23,264     31,028      41,074
          8                82,468     500,000    500,000     500,000     25,349     35,219      48,569
          9                95,228     500,000    500,000     500,000     26,925     39,137      56,420
         10               108,626     500,000    500,000     500,000     27,920     42,695      64,608

         15               186,358     500,000    500,000     500,000     23,303     53,830     112,688
         20               285,566           0    500,000     500,000          0     43,636     176,313
         25               412,183           0          0     500,000          0          0     255,707
         30               573,782           0          0     500,000          0          0     373,740


       END OF                  SURRENDER VALUE
       POLICY            ANNUAL INVESTMENT RETURN OF
        YEAR           GROSS 0%   GROSS 6%   GROSS 12%
---------------------  --------   --------   ---------
          1                  0          0           0
          2              1,101      2,053       3,050
          3              4,699      6,508       8,486
          4              8,052     10,973      14,300
          5             11,153     15,438      20,527
          6             15,336     21,236      28,548
          7             19,186     26,950      36,996
          8             22,630     32,501      45,850
          9             25,566     37,778      55,061
         10             27,920     42,695      64,608
         15             23,303     53,830     112,688
         20                  0     43,636     176,313
         25                  0          0     255,707
         30                  0          0     373,740



All Amounts are in Dollars


(1) Where a zero value is shown, the Policy will lapse without payment of additional Premium.



                                  If Premiums are paid more frequently than annually, the Death Benefit Proceeds, Accumulation Values and Surrender Values would be less than those illustrated.



                                  Assumes no policy loans or partial surrenders have been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative fees and premium load assumed.



                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment returns will fluctuate over time and likely will be both positive and negative. Depending upon the timing, the Owners' allocations to each Fund, the Funds' rates of return and degree of fluctuation; the actual values could be substantially less than those shown, and may, under certain circumstances, result in lapse of the Policy unless the Owner pays more that the stated Premium. Accumulation Values, Surrender Values and Death Benefit Proceeds for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.



                                  The amounts shown in these illustrations reflect (1) the deduction of mortality and expense risk charges and (2) assumed Fund total expenses of 0.83% per year.

                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                  POLICY
                                  FEMALE    NONSMOKER    ISSUE AGE 55
                                  PREFERRED -- $8,225 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION 1

                                  CURRENT BASIS

                         PREMIUMS
                        ACCUMULATED
       END OF               AT                 DEATH BENEFIT               TOTAL ACCUMULATION VALUE(1)
       POLICY           5% INTEREST     ANNUAL INVESTMENT RETURN OF        ANNUAL INVESTMENT RETURN OF
        YEAR             PER YEAR     GROSS 0%   GROSS 6%   GROSS 12%    GROSS 0%   GROSS 6%   GROSS 12%
---------------------   -----------   --------   --------   ----------   --------   --------   ----------

          1                 8,636     500,000    500,000       500,000     5,720      6,122         6,526
          2                17,704     500,000    500,000       500,000    11,285     12,448        13,661
          3                27,226     500,000    500,000       500,000    16,601     18,888        21,371
          4                37,223     500,000    500,000       500,000    21,732     25,511        29,783
          5                47,721     500,000    500,000       500,000    26,649     32,297        38,944

          6                58,743     500,000    500,000       500,000    31,442     39,342        49,028
          7                70,316     500,000    500,000       500,000    36,118     46,666        60,141
          8                82,468     500,000    500,000       500,000    40,675     54,281        72,396
          9                95,228     500,000    500,000       500,000    44,999     62,085        85,805
         10               108,626     500,000    500,000       500,000    49,056     70,056       100,469

         15               186,358     500,000    500,000       500,000    65,543    113,383       199,743
         20               285,566     500,000    500,000       500,000    74,234    163,090       366,409
         25               412,183     500,000    500,000       684,581    65,169    214,454       651,982
         30               573,782     500,000    500,000     1,177,002    21,255    262,934     1,120,954


       END OF                  SURRENDER VALUE
       POLICY            ANNUAL INVESTMENT RETURN OF
        YEAR           GROSS 0%   GROSS 6%   GROSS 12%
---------------------  --------   --------   ----------
          1                376        778         1,182
          2              4,494      5,657         6,870
          3              9,810     12,097        14,580
          4             14,941     18,720        22,992
          5             19,858     25,506        32,153
          6             26,009     33,909        43,595
          7             32,044     42,592        56,066
          8             37,959     51,564        69,679
          9             43,641     60,727        84,447
         10             49,056     70,056       100,469
         15             65,543    113,383       199,743
         20             74,234    163,090       366,409
         25             65,169    214,454       651,982
         30             21,255    262,934     1,120,954



All Amounts are in Dollars


(1) Where a zero value is shown, the Policy will lapse without payment of additional Premium.



                                  If Premiums are paid more frequently than annually, the Death Benefit Proceeds, Accumulation Values and Surrender Values would be less than those illustrated.



                                  Assumes no policy loans or partial surrenders have been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative fees and premium load assumed.



                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment returns will fluctuate over time and likely will be both positive and negative. Depending upon the timing, the Owners' allocations to each Fund, the Funds' rates of return and degree of fluctuation; the actual values could be substantially less than those shown, and may, under certain circumstances, result in lapse of the Policy unless the Owner pays more that the stated Premium. Accumulation Values, Surrender Values and Death Benefit Proceeds for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.



                                  The amounts shown in these illustrations reflect (1) the deduction of mortality and expense risk charges and (2) assumed Fund total expenses of 0.83% per year.

                                  PROSPECTUS 2

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M


HOME OFFICE LOCATION:               ADMINISTRATIVE OFFICE:
100 MADISON STREET                  PERSONAL SERVICE CENTER MVLI
SUITE 1860                          350 CHURCH STREET
SYRACUSE, NY 13202                  HARTFORD, CT 06103-1106
(888) 223-1860                      (800) 444-2363


--------------------------------------------------------------------------------
               A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
--------------------------------------------------------------------------------

This Prospectus describes LVUL(CV), a flexible premium variable life insurance contract (the "Policy"), offered by Lincoln Life & Annuity Company of New York ("LLANY," "we," "our" or "us").

The Policy features include: flexible premium payments; a choice of one of two death benefit options; a choice of underlying investment options.


It may not be advantageous to replace existing insurance or an annuity contract or supplement an existing flexible premium variable life insurance contract with the Policy. This Prospectus and the Prospectuses of the Funds, furnished with this Prospectus, should be read carefully to understand the Policy being offered.


The Policy described in this prospectus is available only in New York.


You may allocate net premiums to the Sub-Accounts of our Flexible Premium Variable Life Account M ("Separate Account"). Each Sub-Account invests in Funds offered through the following:



                - AIM VARIABLE INSURANCE FUNDS



                - ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.



                - AMERICAN FUNDS INSURANCE SERIES



                - BARON CAPITAL FUNDS TRUST



                - DELAWARE VIP TRUST (FORMERLY DELAWARE GROUP PREMIUM FUND)



                - FIDELITY VARIABLE INSURANCE PRODUCTS



                - FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST



                - JANUS ASPEN SERIES



                - LINCOLN NATIONAL FUNDS



                - MFS-REGISTERED TRADEMARK- VARIABLE INSURANCE TRUST



                - NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST



                - PUTNAM VARIABLE TRUST



                - SCUDDER VIT FUNDS (FORMERLY DEUTSCHE ASSET MANAGEMENT VIT
                  FUNDS TRUST)



Refer to the "Funds" section in this Prospectus for detail on the particular Funds offered in each Sub-Account.


TO BE VALID, THIS PROSPECTUS MUST HAVE THE CURRENT MUTUAL FUNDS' PROSPECTUSES WITH IT. KEEP ALL FOR FUTURE REFERENCE.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.


                         Prospectus Dated: May 1, 2002

                               TABLE OF CONTENTS


CONTENTS                                  PAGE
--------                                  ----
HIGHLIGHTS............................       3
  Initial Choices To Be Made..........       3
  Death Benefit.......................       3
  Amount of Premium Payments..........       4
  Selection of Funding Vehicles.......       4
  Insurance Charges and Fees..........       5
  Changes in Specified Amount.........       5
LLANY, THE SEPARATE ACCOUNT AND THE
 GENERAL ACCOUNT......................       6
BUYING VARIABLE LIFE INSURANCE........       7
  Replacements........................       8
APPLICATION...........................       9
OWNERSHIP.............................       9
BENEFICIARY...........................       9
THE POLICY............................      10
  Policy Specifications...............      10
PREMIUM FEATURES......................      10
  Planned Premiums; Additional
   Premiums...........................      10
    Limits on Right to Make Payments
     of Additional and Planned
     Premiums.........................      11
    Premium Load; Net Premium
     Payment..........................      11
RIGHT-TO-EXAMINE PERIOD...............      11
TRANSFERS AND ALLOCATION AMONG
 ACCOUNTS.............................      11
  Allocation of Net Premium
   Payments...........................      11
  Transfers...........................      11
  Limits on Frequent Transfers........      12
  Optional Sub-Account Allocation
   Programs...........................      12
    Dollar Cost Averaging.............      12
    Automatic Rebalancing.............      13
POLICY VALUES.........................      13
  Valuation -- Fixed Account and
   Separate Account...................      14
  Allocation of Premium Payments to
   Separate Account...................      14
  Fixed Account and Loan Account
   Value..............................      15
  Accumulation Value..................      15
  Net Accumulation Value..............      15
FUNDS.................................      15
  Substitution of Securities..........      21
  Voting Rights.......................      21
  Fund Participation Agreements.......      21
CHARGES AND FEES......................      21
  Premium Charge......................      22
  Deductions Made Monthly.............      22
    Monthly Deduction.................      22
    Cost of Insurance Charge..........      22
  Mortality and Expense Risk Charge...      23
  Fund Expenses.......................      23
  Surrender Charges...................      27
  Reduction of Charges -- Purchases on
   a Case Basis.......................      28
  Transaction Fee for Excess
   Transfers..........................      28
DEATH BENEFITS........................      28
  Death Benefit Options...............      29
  Changes in Death Benefit Options and
   Specified Amount...................      29



CONTENTS                                  PAGE
--------                                  ----
  Federal Income Tax Definition of
   Life Insurance.....................      30
NOTICE OF DEATH OF INSURED............      30
PAYMENT OF DEATH BENEFIT PROCEEDS.....      30
  Settlement Options..................      31
POLICY LIQUIDITY......................      31
  Policy Loans........................      32
  Partial Surrender...................      32
  Surrender of the Policy.............      33
    Surrender Value...................      33
  Deferral of Payment and Transfers...      33
ASSIGNMENT; CHANGE OF OWNERSHIP.......      33
LAPSE AND REINSTATEMENT...............      34
  Lapse of a Policy...................      34
  Reinstatement of a Lapsed Policy....      34
COMMUNICATIONS WITH LLANY.............      35
  Proper Written Form.................      35
  Receipt of Written Communications...      35
  Telephone and Other Electronic
   Communications.....................      35
OTHER POLICY PROVISIONS...............      36
  Issuance............................      36
  Date of Coverage....................      36
  Incontestability....................      36
  Misstatement of Age or Gender.......      36
  Suicide.............................      36
  Nonparticipating Policies...........      37
  Riders..............................      37
TAX ISSUES............................      37
  Taxation of Life Insurance Contracts
   in General.........................      37
  Policies Which Are MECS.............      38
  Policies Which Are Not MECS.........      39
  Other Considerations................      40
  Tax Status of LLANY.................      40
FAIR VALUE OF THE POLICY..............      41
DIRECTORS AND OFFICERS OF LLANY.......      41
DISTRIBUTION OF POLICIES..............      43
CHANGES OF INVESTMENT POLICY..........      44
STATE REGULATION......................      44
REPORTS TO OWNERS.....................      44
ADVERTISING...........................      45
LEGAL PROCEEDINGS.....................      45
EXPERTS...............................      45
REGISTRATION STATEMENT................      45
APPENDIX 1: GUARANTEED MAXIMUM COST OF
 INSURANCE RATES......................      46
APPENDIX 2: ILLUSTRATION OF SURRENDER
 CHARGES..............................      47
APPENDIX 3: CORRIDOR PERCENTAGES......      49
APPENDIX 4: ILLUSTRATION OF
 ACCUMULATION VALUES, SURRENDER VALUES
 AND DEATH BENEFIT PROCEEDS...........      50
FINANCIAL STATEMENTS..................
  Separate Account....................     M-1
  Lincoln Life & Annuity Company of
   New York...........................     S-1

HIGHLIGHTS

                    This section is an overview of key Policy features. Your Policy is a flexible premium variable life insurance policy under which flexible premium payments are permitted and the Death Benefit and Policy values may vary with the investment performance of the funding option(s) selected. Its value may change on a:

                    1) fixed basis;
                    2) variable basis; or a
                    3) combination of both fixed and variable bases.


                    Review your personal financial objectives and discuss them with a qualified financial counselor before you buy a variable life insurance policy. This Policy may, or may not, be appropriate for your individual financial goals. If you are already entitled to favorable financial tax treatment, you should satisfy yourself that this Policy meets your other financial goals before you buy it. The value of the Policy and, under one option, the death benefit amount depend on the investment results of the funding options you select. Review this Prospectus and the Funds Prospectus to achieve a clear understanding of any fund you are considering.


                    We offer other variable life insurance policies and variable annuity contracts with different features, benefits and charges. These policies also provide values that vary in accordance with the investment experience of a separate account of LLANY.

                    At all times, your Policy must qualify as life insurance under the Internal Revenue Code of 1986 (the "Code") to receive favorable tax treatment under Federal law. If these requirements are met, you may benefit from such tax treatment. LLANY reserves the right to return your premium payments if they result in your Policy failing to meet Code requirements.

                    INITIAL CHOICES TO BE MADE

                    The Policy Owner (the "Owner" or "you") is the person named in the "Policy Specifications" who has all of the Policy ownership rights. If no Owner is named, the Insured (the person whose life is insured under the Policy) will be the Owner of the Policy. You, as the Owner, have three important choices to make when the Policy is first purchased. You need to choose:

                    1) one of the two Death Benefit Options;
                    2) the amount of premium you want to pay; and
                    3) the amount of your Net Premium Payment to be placed in
                       each of the funding options you select. The Net Premium Payment is the balance of your Premium Payment that remains after certain charges are deducted from it.

                    DEATH BENEFIT

                    The Death Benefit is the amount LLANY pays to the Beneficiary(ies) when the Insured dies. Before we pay the Beneficiary(ies), any outstanding loan account balances or outstanding amounts due are subtracted from the Death Benefit. LLANY calculates the Death Benefit payable as of the date on which the Insured died.

                    When you purchase your Policy, you must choose one of two Death Benefit Options:

                    1) the Specified Amount (as explained in the Death Benefits Section), as found on the Policy's Specification Page; or
                    2) the sum of the Specified Amount and the Net Accumulation Value (as explained in the Policy Values Section).

                    See page 29.


                    If you have borrowed against your Policy or surrendered a portion of your Policy, your Initial Death Benefit will be reduced by the Loan Account balance and any surrendered amount.

                    AMOUNT OF PREMIUM PAYMENT

                    When you apply for your Policy, you must decide how much premium to pay. Premium payments may be changed within the limits described on page 10.


                    You may use the value of the Policy to pay the premiums due and continue the Policy in force if sufficient values are available for premium payments. Be careful; if the investment options you choose do not do as well as you expect, there may not be enough value to continue the Policy in force without more premium payments. Charges against Policy values for the Cost of Insurance increase as the Insured gets older. See page 22.



                    If your Policy lapses because your Monthly Premium Deduction is larger than the Net Accumulation Value, you may reinstate your Policy. See page 34.


                    When you first receive your Policy you will have 10 days to look it over. This is called the "Right-to-Examine" period. Use this time to review your Policy and make sure it meets your needs. During this period, your Initial Premium Payment will be deposited in the Money Market Sub-Account. If you then decide you do not want your Policy, we will return all Premium Payments to you with no interest paid. See page 11.

                    SELECTION OF FUNDING VEHICLES

                    This Prospectus focuses on the Separate Account investment information that makes up the "variable" part of the Policy. If you put money into the variable funding options, you assume all the investment risk on that money. This means that if the mutual fund(s) you select go up in value, the value of your Policy, net of charges and expenses, also goes up. If those funds lose value, so does your Policy. Each fund has its own investment objective. You should carefully read each Fund's prospectus before making your decision.


                    You must choose the Sub-Accounts in which you want to place your Net Premium Payment. These Sub-Accounts make up the Separate Account. Each Sub-Account invests in shares of a certain Fund. You may also place your Net Premium Payment or part of it into the Fixed Account. A Sub-Account is not guaranteed and will increase or decrease in value according to the particular Fund's investment performance. See page 15.


                    You may also use LLANY's Fixed Account to fund your Policy. Net Premium payments put into the Fixed Account:

                     - become part of LLANY's General Account;
                     - do not share the investment experience of the Separate
                       Account; and
                     - have a guaranteed minimum interest rate of 4% per year.

                    Interest beyond 4% is credited at LLANY's discretion. For additional information on the Fixed Account, see page 7.

                    INSURANCE CHARGES AND FEES


                    LLANY may profit from any of these charges, including the mortality and expense risk and cost of insurance charges, and may use the profit for any purpose, including covering shortfalls from other charges.

                    We deduct a premium charge of 5% from each Premium Payment. We make monthly deductions for administrative expenses (currently, $10 per month for the first Policy Year and $5 per month afterwards, guaranteed not to exceed $5 after the first Policy Year) along with the Cost of Insurance and any riders that are placed on your Policy. We make daily charges against the Separate Account for mortality and expense risk, at an annual rate of 0.75% for Policy Years 1-10, 0.35% for Policy Years 11-20 and 0.20% for Policy Years 21 and beyond.


                    Each Fund has its own management fee charge, also deducted daily. Each Fund's expense levels will affect its investment results. The table on page 23 shows you current expense levels for each Fund.


                    Each Policy Year you may make 12 transfers between funding options without charge. Beyond 12, a $25 fee may apply.


                    You may borrow within described limits against the Policy. You may surrender the Policy in full or withdraw part of its value. Depending on the amount of premium you pay, there may be little, or no, cash value on your Policy to borrow or surrender in the early years.



                    The Surrender Charge is the amount retained by us if you totally surrender your Policy in up to the first 15 Policy years. The maximum Surrender Charge will never exceed $54.00 per $1,000 of Specified Amount.



                    We charge you 2% of the amount withdrawn, but not more than $25, each time you request a partial surrender of your Policy. The length of the surrender charge period varies based on your age at the date of issue or any increase in Specified Amount. See page 27.


                    If you borrow against your Policy, interest will be charged to the Loan Account Value. The annual interest rate is 8%. You may pay that interest or have it added to your loan. LLANY will credit interest on the Loan Account Value at an annual rate equal to the interest rate charged minus 1% for the first ten Policy Years, and thereafter at the annual interest rate charged on the loan.


                    Charges and fees may be reduced in some circumstances where Policies are purchased by corporations and other groups or sponsoring organizations on a case basis. See page 28.


                    CHANGES IN SPECIFIED AMOUNT

                    The Initial Specified Amount, chosen by the Policy Owner, is the initial Death Benefit.


                    Within certain limits, you may decrease or, with satisfactory evidence of insurability, increase the Specified Amount. The minimum Specified Amount is currently $100,000. Such changes will affect other aspects of your Policy. See page 29.



                    If your needs should call for you to increase or decrease your Specified Amount at any time, discuss with your financial adviser the appropriateness of this action and of buying the additional coverage in another type of insurance.

LLANY, THE SEPARATE ACCOUNT AND
THE GENERAL ACCOUNT


                    LLANY is a life insurance company founded in New York on June 6, 1996. LLANY is a subsidiary of Lincoln Life. Lincoln Life is one of the largest stock life insurance companies in the United States. Lincoln Life, an Indiana corporation, is owned by Lincoln National Corp. (LNC) which is also organized under Indiana law. LNC's primary businesses are insurance and financial services.


                    Lincoln Life & Annuity Flexible Premium Variable Life Account M ("Account M") is a "separate account" established pursuant to a resolution of the Board of Directors of LLANY. Under New York law, the assets of Account M attributable to the Policies, though LLANY's property, are not chargeable with liabilities of any other business of LLANY and are available first to satisfy LLANY's obligations under the Policies. Account M's income, gains, and losses are credited to or charged against Account M without regard to other income, gains, or losses of LLANY. Its values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the "Commission") as a "unit investment trust" under the 1940 Act and meets the 1940 Act's definition of "separate account". Such registration does not involve supervision by the Commission of Account M's or our management, investment practices, or policies. We have other registered separate accounts which fund other variable life insurance policies and variable annuity contracts.

                    Account M is divided into Sub-Accounts, each of which is invested solely in the shares of one of the Funds available as funding vehicles under the Policies. On each Valuation Day (any day on which the New York Stock Exchange is open), Net Premium Payments allocated to Account M will be invested in Fund shares at net asset value, and monies necessary to pay for deductions, charges, transfers and surrenders from Account M are raised by selling Fund shares at net asset value.

                    The Funds and their investment objectives, which they may or may not achieve, are described in FUNDS. More Fund information is in the Funds' prospectuses, which must accompany or precede this prospectus and should be read carefully. Some Funds have investment objectives and policies similar to those of other funds managed by the same investment adviser. Their investment results may be higher or lower than those of the other funds, and there can be no assurance, and no representation is made, that a Fund's investment results will be comparable to the investment results of any other fund.

                    We reserve the right to add, withdraw or substitute Funds, subject to the conditions of the Policy and in compliance with regulatory requirements, if in our sole discretion legal, regulatory, marketing, tax or investment considerations so warrant. In addition, a particular Fund may no be longer available for investment by the Sub-Accounts. No substitution will take place without prior approval of the Commission, to the extent required by law.

                    Shares of the Funds may be used by us and other insurance companies to fund both variable annuity contracts and variable life insurance policies. While this is not perceived as problematic, the Funds' governing bodies (Boards of Directors/Trustees) have agreed to monitor events to identify any material irreconcilable conflicts which might arise and to decide what responsive action might be appropriate. If a separate account were to withdraw its investment in a Fund because of a conflict, a Fund might have to sell portfolio securities at unfavorable prices.

                    A Policy may also be funded in whole or in part through the "Fixed Account", part of LLANY's General Account supporting its insurance and annuity obligations. We will credit interest on amounts held in the Fixed Account as we determine from time to time, but not less than 4% per year. Interest, once credited, and Fixed Account principal are guaranteed. Interests in the Fixed Account have not been registered under the 1933 Act in reliance on exemptive provisions. The Commission has not reviewed Fixed Account disclosures, but they are subject to securities law provisions relating to accuracy and completeness.


                    We have assigned full-time staff devoted to the development of Business Continuity Plans in conjunction with a national vendor. In addition, we have a site available in which to recover our critical business functions in the event of a disaster. We will conduct tests of our capabilities and plans.



                    In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a premium payment and/or freeze a Policyholder's account. This means we could refuse to honor requests for transfer, withdrawals, surrenders, loans, assignments, beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the Policyholder, and held in that account until instructions are received from the appropriate Regulator.


BUYING VARIABLE LIFE INSURANCE

                    The Policies this Prospectus offers are variable life insurance policies which provide death benefit protection. Investors not needing death benefit protection should consider other forms of investment, as there are extra costs and expenses of providing the insurance feature. Further, life insurance purchasers who are risk-averse or want more predictable premium levels and benefits may be more comfortable buying more traditional, non-variable life insurance. However, variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection and willing to assume investment risk and to monitor investment choices they have made.

                    Flexibility starts with the ability to make differing levels of premium payments. A young family just starting out may only be able to pay modest premiums initially but hope to increase premium payments over time. At first, this family would be paying primarily for the insurance feature (perhaps at ages where the insurance cost is relatively low) and later use a Policy more as a savings vehicle. A customer at peak earning capacity may wish to pay substantial premiums for a limited number of years prior to retirement, after which Policy values may suffice, based on future expected return results, though not guaranteed, to keep the Policy inforce for the expected lifetime and to provide, through loans, supplemental retirement income. A customer may be able to pay a large single premium, using the Policy primarily as a savings and investment vehicle for potential tax advantages. A parent or grandparent may find a policy on the life of a child or grandchild a useful gifting opportunity over a period of years and the basis of an investment program for the donee. A business may be able to use a Policy to fund non-qualified executive compensation or business continuation plans.

                    Sufficient premiums must always be paid to keep a policy inforce, and there is a risk of lapse if premiums are too low in relation to the insurance amount and if investment results are less favorable than anticipated.

                    Flexibility also results from being able to select, monitor and change investment choices within a Policy. With the wide variety of funding options available, it is possible to fine tune an investment mix and change it to meet changing personal objectives or investment conditions. Policy owners should be prepared to monitor their investment choices on an ongoing basis.

                    Variable life insurance has significant tax advantages under current tax law. A transfer of values from one fund to another within the Policy generates no taxable gain or loss. And any investment income and realized capital gains within a fund are automatically reinvested without being taxed to the Policy owners. Policy values therefore accumulate on a tax-deferred basis. These situations would normally result in immediate tax liabilities in the case of direct investment in mutual funds.

                    While these tax deferral features also apply to variable annuities, liquidity (the ability of Policy owners to access Policy values) is normally more easily achieved with variable life insurance. Unless a policy has become a "modified endowment contract" (see TAX ISSUES), an Owner can borrow Policy values tax-free, without surrender charges and at very low net interest cost. Policy loans can be a source of retirement income. Variable annuity withdrawals are generally taxable to the extent of accumulated income, may be subject to surrender charges, and will result in penalty tax if made before age 59 1/2.

                    Depending on the death benefit option chosen, accumulated Policy values may also be part of the eventual death benefit payable. If a Policy is heavily funded and investment performance is very favorable, the death benefit may increase even further because of tax law requirements that the death benefit be a certain multiple of Policy value, depending on the Insured's age (see DEATH BENEFITS). The death benefit is income-tax free and may, with proper estate planning, be estate-tax free. A tax advisor should be consulted.

                    There are costs and expenses of variable life insurance ownership which are directly related to Policy values (i.e. asset based costs), as is true with investment in mutual funds or variable annuities. A significant additional cost of variable life insurance is the "cost of insurance" charge which is imposed on the "amount at risk" (the death benefit less Policy value) and increases as the insured grows older. This charge varies by age, underwriting classification, smoking status and in most states by gender. The effect of its increase can be seen in illustrations in this Prospectus (see Appendix 4) or in personalized illustrations available upon request. Surrender Charges, which decrease over time, are another significant additional cost if the Policy is not retained.

                    REPLACEMENTS




                    Before purchasing the Policy to replace, or to be funded with proceeds borrowed or withdrawn from, an existing life insurance policy or annuity contract, an applicant should consider a number of factors to determine whether doing so is in his or her best interest. Will any commission be paid to an agent or any other person with respect to the replacement? Is coverage and comparable values available from the Policy, as compared to his or her existing policy? The Insured may no longer be insurable or the contestability period may have elapsed with respect to the existing policy, while the Policy could be contested. How much of the surrender charge period under your old policy has elapsed? (Your Policy with us will have a new surrender charge period.) Will the surrender charges under this Policy be lower or higher than under the old Policy? The insurance risk under your Policy with us will not start until the prior policy has been deemed surrendered. If you buy this Policy you should consider these and similar matters before deciding to replace this Policy or to withdraw funds from it.

APPLICATION

                    Any person who wants to buy a Policy must first complete an application on a form provided by LLANY.

                    A completed application identifies the prospective Insured and provides sufficient information about the prospective insured to permit LLANY to begin underwriting the risks under the Policy. We require a medical history and examination of the Insured. LLANY may decline to provide insurance, or may place the Insured into a special underwriting category (these include preferred, non-smoker standard, smoker standard, non-smoker substandard and smoker substandard). The amount of the Cost of Insurance deducted monthly from the Policy value after issue varies among the underwriting categories as well as by age of the Insured at his/her nearest birthday and, in most states, gender of the Insured.

                    The applicant will initially select the Beneficiary or Beneficiaries who are to receive Death Benefit Proceeds, the initial face amount (the Initial Specified Amount) of the Death Benefit and which of two methods of computing the Death Benefit is to be used. (See DEATH BENEFITS, Death Benefit Options). The applicant will also indicate both the frequency and amount of Premium Payments, (see PREMIUM FEATURES), and how Policy values are initially to be allocated among the available funding options following the expiration of the Right-to-Examine Period. (See RIGHT-TO-EXAMINE PERIOD).

OWNERSHIP

                    The Owner is the person or persons named as Owner in the application, and on the Date of Issue will usually be identified as Owner in the Policy Specifications. If no person is identified as Owner in the Policy Specifications, then the Insured is the Owner. The person or persons designated to be Owner of the Policy must have, or hold legal title for the sole benefit of a person who has, an "insurable interest" in the life of the Insured under applicable state law. The Owner may be the Insured, or any other natural person or non-natural entity.

                    The Owner is entitled to exercise rights under the Policy so long as the Insured is living. These rights include the power to select the Beneficiary and the Death Benefit Option. The Owner generally also has the right to request policy loans, make partial surrenders or surrender the Policy. The Owner may also name a new owner, assign the Policy or agree not to exercise all of the Owner's rights under the Policy.

                    If the Owner predeceases the Insured, the Owner's rights in the Policy will belong to the Owner's estate, unless otherwise specified to LLANY.

BENEFICIARY

                    The Beneficiary is designated by the Owner or the Applicant and is the person who will receive the Death Benefit proceeds payable under the Policy. Multiple Beneficiaries will be paid in equal shares, unless otherwise specified to LLANY.

                    Except when LLANY has acknowledged an assignment of the Policy or an agreement not to change the Beneficiary, the Owner may change the Beneficiary at any time while the Insured is living. Any request for a change in the Beneficiary must be in a written form satisfactory to LLANY and submitted to LLANY. Unless the Owner has reserved the right to change the Beneficiary, such a request must be signed by both the Owner and the Beneficiary. When LLANY has recorded the change of Beneficiary, it will be effective as of the date of signature or, if there is no such date, the date recorded. No change of Beneficiary will affect or prejudice LLANY as to any payment made or action taken by LLANY before it was recorded.

                    If any Beneficiary dies before the Insured, the Beneficiary's potential interest shall pass to any surviving Beneficiaries, unless otherwise specified to LLANY. If no named Beneficiary survives the Insured, any Death Benefit Proceeds will be paid to the Owner or the Owner's executor, administrator or assignee.

THE POLICY

                    The Policy is the life insurance contract described in this Prospectus. The Date of Issue is the date on which LLANY begins life insurance coverage under a Policy. A Policy Year is each twelve month period, beginning on the Date of Issue, during which the Policy is in effect. The Policy Anniversary is the day of the year the Policy was issued, or the next Valuation Day if that day is not a Valuation Day or is non-existent for that year. On issuance, a life insurance contract (Policy) will be delivered to the Owner. The Owner should promptly review the Policy to confirm that it sets forth the features specified in the application. The ownership and other options set forth in the Policy are registered, and may be transferred, solely on LLANY's books and records. Mere possession of the Policy does not imply ownership rights. If the Owner loses the Policy, LLANY will issue a replacement on request. LLANY may impose a Policy replacement fee.

                    POLICY SPECIFICATIONS

                    The Policy includes a Policy Specifications page, with supporting schedules, stating Policy information including the identity of the Owner, the Date of Issue, the Initial Specified Amount, the Death Benefit Option selected, the Insured, the Issue Age, the Beneficiary, the initial Premium Payment, the Surrender Charges, Expense Charges and Fees, Guaranteed Maximum Cost of Insurance Rates, and the No Lapse Premium.

PREMIUM FEATURES

                    The Policy permits flexible premium payments, meaning that the Owner may select the frequency and the amount of Premium Payments. After the Initial Premium Payment is made there is no minimum premium required, except to maintain the No Lapse Provision. (See LAPSE AND REINSTATEMENT No Lapse Provision). The initial Premium Payment is due on the Effective Date (the date on which the initial premium is applied to the Policy) and must be equal to or exceed the amount necessary to provide for two Monthly Deductions.

                    PLANNED PREMIUMS; ADDITIONAL PREMIUMS

                    Planned Premiums are the amount of premium (as shown in the Policy Specifications) the Applicant chooses to pay LLANY on a scheduled basis. This is the amount for which LLANY sends a premium reminder notice.

                    Any subsequent Premium Payments (Additional Premiums) must be sent directly to the Administrative Office. Additional Premiums will be credited only when actually received by LLANY. Planned Premiums may be billed annually, semiannually, or quarterly. Pre-authorized automatic Premium Payments can also be arranged at any time.

                    Unless specifically otherwise directed, any payment received (other than any Premium Payment necessary to prevent, or cure, Policy Lapse) will be applied first to reduce Policy Indebtedness. There is no premium load on such payments to the extent applied to reduce indebtedness.

                    LIMITS ON RIGHT TO MAKE PAYMENTS OF ADDITIONAL AND PLANNED PREMIUMS

                    The Owner may increase Planned Premiums, or pay Additional Premiums, subject to the following limitations and LLANY's right to limit the amount or frequency of Additional Premiums.

                    LLANY may require evidence of insurability if any payment of Additional Premium (including Planned Premium) would increase the difference between the Death Benefit and the Accumulation Value. If LLANY is unwilling to accept the risk, the increase in premium will be refunded without interest and without participation of such amounts in any underlying investment.

                    LLANY may also decline any Additional Premium (including Planned Premium) or a portion thereof that would result in total Premium Payments exceeding the maximum limitation for life insurance under federal tax laws. The excess amount would be returned.

                    PREMIUM LOAD; NET PREMIUM PAYMENT

                    LLANY deducts 5% from each Premium Payment. This amount, sometimes referred to as premium load, covers certain Policy-related state tax and federal income tax liabilities and a portion of the sales expenses incurred by LLANY. The Premium Payment, net of the premium load, is called the "Net Premium Payment."

RIGHT-TO-EXAMINE PERIOD

                    A policy may be returned to LLANY for cancellation on or before 10 days after delivery to the Owner. This is called the Right-To-Examine Period. If the Policy is returned for cancellation within the Right-to-Examine Period, we will return any Premium Payments. However, if a Premium Payment was made by check, there may be a delay until the check clears. Any Premium Payments we receive before the end of the Right-to-Examine Period will be held in the Money Market Sub-Account.

TRANSFERS AND ALLOCATION AMONG ACCOUNTS

                    ALLOCATION OF NET PREMIUM PAYMENTS


                    The allocation of Net Premium Payments among the Fixed Account and the Sub-Accounts may be set forth in the application. An Owner may change the allocation of future Net Premium Payments at any time. In any allocation, the amount allocated to any Sub-Account must be in whole percentages.


                    TRANSFERS

                    The Owner may make transfers among the Sub-Accounts, on the terms set forth below, at any time before the Insured reaches Age 100. The Owner should carefully consider current market conditions and each Sub-Account's investment policies and related risks before allocating money to the Sub-Accounts.


                    Transfer of amounts from one Sub-Account to another or from the Sub-Accounts to the Fixed Account are possible at any time. Within 30 days after each anniversary of the Date of Issue, the Owner may transfer up to 20% of the Fixed Account Value (as of the preceding anniversary of the Date of Issue) to one or more Sub-Accounts. The cumulative amount of transfers from the Fixed Account within any such 30 day period cannot exceed 20% of the Fixed Account Value on the most recent Policy Anniversary.

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                    Up to 12 transfer requests (a request may involve more than a single transfer) may be made in any Policy Year without charge. A $25 fee may apply for each transfer request in excess of 12 in any Policy Year. A single transfer request, either in writing or by telephone, may consist of multiple transactions. LLANY may further limit transfers from the Fixed Account at any time.


                    Transfers must be made in proper written form, unless the Owner has given written authorization to LLANY to accept telephone transactions. Contact our Administrative Office for authorization forms and information on permitted telephone transactions. You may also send your request by facsimile to the Administrative Office. Written transfer requests or adequately authenticated telephone transfer requests received at the Administrative Office by the close of the New York Stock Exchange (usually 4:00 PM ET) on a Valuation Day will be effective as of that day. Otherwise, requests will be effective as of the next Valuation Day.


                    Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of Accumulation Units based on the Accumulation Unit values next determined after the Administrative Office receives a request in proper written form or adequately authenticated telephone transfer requests.



                    LIMITS ON FREQUENT TRANSFERS



                    The Policy is not designed to serve as a vehicle for frequent trading, in response to short-term fluctuations in the market. Such frequent trading can disrupt the management of a Fund; increase trading and transaction costs and raise expenses; disrupt planned investment strategies; force unplanned portfolio turnover and adversely affect Fund performance through asset swings that decrease the Fund's ability to provide maximum investment return to all Policy owners. Accordingly, organizations and individuals who use market-timing investment strategies and make frequent transfers should not purchase this Policy.



                    We reserve the right to restrict, in our sole discretion and without prior notice, transfers initiated by a market-timing organization, individual or other party authorized to give transfer instructions on behalf of multiple policy owners. Such restrictions could include:



                    (1) Not accepting transfer instructions from an agent acting on behalf of more than one policy owner; and



                    (2) Not accepting preauthorized transfer forms from market-timers or other entities acting on behalf or more than one Policy owner at a time.



                    We further reserve the right to impose, without prior notice, restrictions on any transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other Policy owners or harm the Funds.


                    OPTIONAL SUB-ACCOUNT ALLOCATION PROGRAMS

                    You may elect to participate in programs providing for Dollar Cost Averaging or Automatic Rebalancing, currently without charge, but may participate in only one program at any time. Transfers under these programs do not count against the 12 transfers per year without charge.

                    DOLLAR COST AVERAGING

                    Dollar Cost Averaging systematically transfers specified dollar amounts from the Money Market Sub-Account. Transfer allocations may be made to one or more of the Sub-

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                    Accounts (not the Fixed Account) on a monthly or quarterly basis. These transfers do not count against the free transfers available. By making allocations on a regularly scheduled basis, instead of on a lump sum basis, an Owner may reduce exposure to market volatility. Dollar Cost Averaging will not assure a profit or protect against a declining market.

                    If the Owner elects Dollar Cost Averaging, the value in the Money Market Sub-Account must be at least $1,000 initially. The minimum amount that may be allocated is $50 monthly.

                    An election for Dollar Cost Averaging is effective after the Administrative Office receives a request from the Owner in proper written form or by telephone, if adequately authenticated. An election is effective within ten business days, but only if there is sufficient value in the Money Market Sub-Account. LLANY may, in its sole discretion, waive Dollar Cost Averaging minimum deposit and transfer requirements.

                    Dollar Cost Averaging terminates automatically: (1) if the number of designated transfers has been completed; (2) if the value in the Money Market Sub-Account is insufficient to complete the next transfer; (3) within one week after the Administrative Office receives a request for termination in proper written form; or (4) if the Policy is surrendered.

                    AUTOMATIC REBALANCING

                    Automatic Rebalancing periodically restores to a pre-determined level the percentage of Policy value allocated to each Sub-Account (e.g. 20% Money Market, 50% Growth, 30% Utilities). The Fixed Account is not subject to rebalancing. The pre-determined level is the allocation initially selected on the application, until you change it. If Automatic Rebalancing is elected, all Net Premium Payments allocated to the Sub-Accounts will be subject to Automatic Rebalancing.

                    The Owner may select Automatic Rebalancing on a quarterly, semi-annual or annual basis. Automatic Rebalancing may be elected, terminated or the allocation may be changed at any time, effective within ten business days upon receipt by the Administrative Office of a request in proper written form or by telephone if adequately authenticated.

POLICY VALUES

                    The Accumulation Value is the sum of the Fixed Account Value, Separate Account Value and the Loan Account Value. The Accumulation Value of the Policy depends on the performance of the underlying investments. Policy values are used to pay for Policy fees and expenses, including the Cost of Insurance. Premium Payments to meet your objectives will vary based on the investment performance of the underlying investments. A market downturn, affecting the Sub-Accounts upon which the Accumulation Value of a particular Policy depends, may require additional premium payments beyond those expected to maintain the level of coverage or to avoid lapse of the Policy. We strongly suggest you review periodic statements to determine if additional premium payments must be made to avoid lapse of the Policy.


                    We will tell you at least annually the Accumulation Value, the number of Accumulation Units credited to the Policy, current Accumulation Unit values, Sub-Account values, the Fixed Account Value and the Loan Account Value.

                    VALUATION -- FIXED ACCOUNT AND SEPARATE ACCOUNT



                    The portion of a Premium Payment remaining after deduction of the premium charge is the "Net Premium Payment", and is available for allocation to the Fixed Account and/or the Separate Account, at your direction. We credit Net Premium Payments to the Policy as of the date they are received. (See "Communications with LLANY" for an explanation of how we determine when we have "received" a premium payment.)



                    ALLOCATION OF PREMIUM PAYMENTS TO SEPARATE ACCOUNT



                    NUMBER OF UNITS. When you make premium payments, the portion you allocate to each Sub-Account of the Separate Account is converted into units of measure we call "Variable Accumulation Units". The number of these units we credit to you for each Sub-Account is determined by dividing the amount you allocated to that Sub-Account by the value of a Variable Accumulation Unit for that Sub-Account on the Valuation Day on which the Premium Payment is received at our Administrative Office, if it is received before 4:00 PM, New York time. If received at or after 4:00 PM, New York time, we will use the value of a Variable Accumulation Unit computed on the next Valuation Day.



                    The number of Variable Accumulation Units credited to a Policy will not be changed by any subsequent change in the value of a Variable Accumulation Unit. That value may vary from Valuation Period to Valuation Period to reflect the investment experience of the portfolio or fund used in a particular Sub-Account and fees charged under the Policy.



                    VALUATION DAY; VALUATION PERIOD. Variable Accumulation Units will be valued once daily as of the close of trading, normally 4:00 PM, New York time, on each day that the New York Stock Exchange (NYSE) is open and trading is unrestricted ("Valuation Day"). On any day other than a Valuation Day, the Variable Accumulation Unit value will not change. A "Valuation Period" is the period starting at the close of trading on the NYSE on a Valuation Day, and ending at the close of trading on the next Valuation Day.



                    PER-UNIT VALUATION. To determine your Separate Account Value on each Valuation Day we must first calculate the value of a Variable Accumulation Unit for each Sub-Account. The beginning value for each Sub-Account is established at the inception of the Sub-Account, at an arbitrary amount. Thereafter it may increase or decrease from Valuation Period to Valuation period.



                    We determine each Variable Accumulation Unit value after the first as follows:



                    (1) We calculate the total value of the Fund shares held in the Sub-Account by multiplying the number of Fund shares owned by the Sub-Account at the beginning of the Valuation Period by the net asset value per share of the Fund at the end of the Valuation Period, and then by adding any dividend or other distribution of the Fund if an ex-dividend date occurs during the Valuation Period;



                    (2) Next, we SUBTRACT the liabilities of the Sub-Account at the end of the Valuation Period. These liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine results from the operation of the Separate Account; and



                    (3) We divide the result by the number of Variable Accumulation Units outstanding at the beginning of the Valuation Period.


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

                    In certain circumstances, and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.



                    The daily charge imposed on a Sub-Account for any Valuation Period is equal to the daily mortality and expense risk charge multiplied by the number of calendar days in the Valuation Period. The amount of Monthly Deduction allocated to each Sub-Account will result in the cancellation of Variable Accumulation Units that have an aggregate value, on the date of such deduction, equal to the total amount by which the Sub-Account is reduced.


                    FIXED ACCOUNT AND LOAN ACCOUNT VALUE

                    The Fixed Account Value and the Loan Account Value reflect amounts allocated to LLANY's General Account through payment of premiums or through transfers from the Separate Account. LLANY guarantees the Fixed Account Value.


                    ACCUMULATION VALUE



                    The "Accumulation Value" of a Policy is determined by:



                    (1) multiplying the total number of Variable Accumulation Units credited to the Policy for each Sub-Account by its appropriate current Variable Accumulation Unit Value; and



                    (2) if a combination of Sub-Accounts is elected, totaling the resulting values; and



                    (3) adding any values attributable to the Fixed Account and the Loan Account. The Accumulation Value will be affected by Monthly Deductions.


                    NET ACCUMULATION VALUE

                    The "Net Accumulation Value" is the Accumulation Value less the Loan Account Value. The Net Accumulation Value represents the net value of the Policy and is the basis for calculating the Surrender Value.

FUNDS


                    Each of the Sub-Accounts of the Separate Account is invested solely in the shares of one of the Funds available under the Policies. Each of the Funds, in turn, is an investment portfolio of one of the trusts or corporations listed below. A given Fund may have a similar investment objective and principal investment strategy to those for another mutual fund managed by the same investment advisor or subadvisor. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the Funds are similar, investment results may vary.



                    The portfolios, their investment advisers and objectives, and the Funds within each that are available under the Policies are listed below. Additional information is available in each Fund's Prospectus.



                    AIM VARIABLE INSURANCE FUNDS is advised by A I M Advisors, Inc.



                        AIM V.I. GROWTH FUND (SERIES I): Seeks growth of capital.



                        AIM V.I. INTERNATIONAL GROWTH FUND (SERIES I) (FORMERLY AIM V.I. INTERNATIONAL EQUITY FUND): Seeks to provide long-term growth of capital.

                        AIM V.I. PREMIER EQUITY FUND (SERIES I) (FORMERLY AIM V.I. VALUE FUND): Seeks to achieve long-term growth of capital. Income is a secondary objective.



                    ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC. is advised by Alliance Capital Management, L.P.



                        ALLIANCEBERNSTEIN SMALL CAP VALUE PORTFOLIO (CLASS A):
                        Seeks long-term growth of capital. The portfolio invests primarily in a diversified portfolio of equity securities of companies with relatively small market capitalizations. Under normal circumstances, the portfolio will invest at least 65% of its total assets in these types of securities. The portfolio's investment policies emphasize investment in companies that are determined to be undervalued, using a fundamental value approach.



                        GROWTH AND INCOME PORTFOLIO (CLASS A): Seeks reasonable current income and reasonable appreciation through investments primarily in dividend-paying common stocks of good quality. The portfolio may also invest in fixed-income securities and convertible securities.



                        PREMIER GROWTH PORTFOLIO (CLASS A): Seeks long-term growth of capital by pursuing aggressive investment policies. The portfolio invests predominately in the equity securities of a limited number of large, carefully selected high-quality U.S. companies that are judged likely to achieve superior earnings growth.



                        TECHNOLOGY PORTFOLIO (CLASS A): Seeks to emphasize growth of capital and invests for capital appreciation. Current income is only an incidental consideration. The portfolio may seek income by writing listed call options. The portfolio invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes).



                    AMERICAN FUNDS INSURANCE SERIES is advised by Capital Research and Management Company.



                        GLOBAL SMALL CAPITALIZATION FUND (CLASS 2): The fund seeks to make your investment grow over time by investing primarily in stocks of smaller companies located around the world that typically have market capitalizations of $50 million to $1.5 billion. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.



                        GROWTH FUND (CLASS 2): The fund seeks to make your investment grow over time by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.



                        GROWTH-INCOME FUND (CLASS 2): The fund seeks to make your investment grow and provide you with income over time by investing primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends. The fund is designed for investors seeking both capital appreciation and income.



                        INTERNATIONAL FUND (CLASS 2): The fund seeks to make your investment grow over time by investing primarily in common stocks of companies located outside the United States. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

                    BARON CAPITAL FUNDS TRUST is advised by BAMCO, Inc.



                        BARON CAPITAL ASSET FUND (INSURANCE SHARES): The investment objective is to purchase stocks, judged by the advisor, to have the potential of increasing their value at least 50% over two subsequent years, although that goal may not be achieved.



                    DELAWARE VIP TRUST (FORMERLY DELAWARE GROUP PREMIUM FUND) is advised by Delaware International Advisers, Ltd. for the Emerging Markets Series, and Delaware Management Company for all of the other Series.



                        DEVON SERIES (STANDARD CLASS): Seeks total return by investing primarily in common stocks that the Investment Manager believes have the potential for above-average earnings per share growth over time combined with a high degree of earnings consistency.



                        EMERGING MARKETS SERIES (STANDARD CLASS): Seeks long-term capital appreciation. Under normal circumstances, at least 80% of the Series' net assets will be in investments of emerging market issuers.



                        HIGH YIELD SERIES (STANDARD CLASS): Seeks total return and, as a secondary objective, high current income. Under normal circumstances, the Series will invest at least 80% of its net assets in fixed income securities rated at the time of purchase BB or lower by S&P or similarly rated by another NRSRO or, if unrated, judged to be of comparable quality.



                        LARGE CAP VALUE SERIES (STANDARD CLASS) (FORMERLY GROWTH AND INCOME SERIES): Seeks capital appreciation with current income as a secondary objective. Under normal circumstances, at least 80% of the Series' net assets will be in investments of large cap companies. Management considers buying a stock when they believe it is undervalued and has the potential to increase in price as the market realizes its true value.



                        REIT SERIES (STANDARD CLASS): Seeks to achieve maximum long-term total return with capital appreciation as a secondary objective. Under normal circumstances, the Series will invest at least 80% of its net assets in investments of real estate investment trusts (REITs).



                        SMALL CAP VALUE SERIES (STANDARD CLASS): Seeks capital appreciation by investing primarily in stocks of companies whose market values appear low relative to underlying value or future earnings and growth potential. Under normal circumstances, at least 80% of the Series' net assets will be in investments of small cap companies.



                        TREND SERIES (STANDARD CLASS): Seeks long-term capital appreciationby investing primarily in stocks of small growth oriented or emerging companies that, in the management team's view, are responsive to changes within the marketplace and have the fundamental characteristics to support continued growth.



                        U.S. GROWTH SERIES (STANDARD CLASS): Seeks to maximize capital appreciation. Under normal circumstances, at least 80% of the Series' net assets will be in U.S. investments. Investment management looks for stocks with low dividend yields, strong balance sheets, and high expected earnings growth rates as compared to other companies in the same industry.

                    FIDELITY VARIABLE INSURANCE PRODUCTS is advised by Fidelity Management and Research Company.



                        CONTRAFUND PORTFOLIO (SERVICE CLASS): Seeks long-term capital appreciation by investing primarily in securities of companies whose value the adviser believes is not fully recognized by the public.



                        GROWTH PORTFOLIO (SERVICE CLASS): Seeks long-term capital appreciation. The portfolio normally purchases common stocks.



                        GROWTH OPPORTUNITIES PORTFOLIO (SERVICE CLASS): Seeks capital growth by investing primarily in common stocks.



                        HIGH INCOME PORTFOLIO (SERVICE CLASS): Seeks high current income by investing at least 65% of total assets in income-producing debt securities, with an emphasis on lower quality securities.



                        OVERSEAS PORTFOLIO (SERVICE CLASS): Seeks long term growth of capital by investing mainly in foreign securities.



                    FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST is advised by Templeton Investment Counsel, LLC for the Templeton Foreign Securities Fund, Templeton Global Advisors Limited for the Templeton Growth Securities Fund, and Franklin Advisers, Inc. for the Franklin Small Cap Fund.



                        TEMPLETON FOREIGN SECURITIES FUND (CLASS 2) (FORMERLY TEMPLETON INTERNATIONAL SECURITIES FUND): Seeks long-term capital growth. Invests primarily in stocks of companies outside the United States, including those in emerging markets.



                        TEMPLETON GROWTH SECURITIES FUND (CLASS 2): Seeks long-term capital growth. Invests primarily in stocks of companies of any nations, including those in the U.S. and emerging markets.



                        FRANKLIN SMALL CAP FUND (CLASS 1): Seeks long-term capital growth. Invests primarily in equity securities of U.S. small cap companies, with market cap values not exceeding (1) $1.5 billion, or (2) the highest market cap value in the Russell 2000 Index, whichever is greater, at the time of purchase. The fund may continue to hold an investment for furthercapital growth opportunities even if the company is no longer considered a small cap company.



                    JANUS ASPEN SERIES is advised by Janus Capital Management
                    LLC.



                        AGGRESSIVE GROWTH PORTFOLIO (SERVICE SHARES): Seeks long-term growth of capital by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies.



                        BALANCED PORTFOLIO (INSTITUTIONAL SHARES): Seeks long-term capital growth, consistent with the preservation of capital and balanced by current income. The Portfolio normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Portfolio will normally invest at least 25% of its assets in fixed-income securities.



                        GLOBAL TECHNOLOGY PORTFOLIO (SERVICE SHARES): Seek long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology. It implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential.



                        WORLDWIDE GROWTH PORTFOLIO (INSTITUTIONAL SHARES): Seek long-term growth of capital in a manner consistent with the preservation of capital by investing primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.



                    LINCOLN NATIONAL FUNDS (LN) are advised by Delaware Management Company.



                        LN AGGRESSIVE GROWTH FUND, INC.: Seeks to maximize capital appreciation. The fund invests in stocks of small, lesser-known companies, which have a chance to grow significantly in a short time.



                        LN BOND FUND, INC.: Seeks maximum current income consistent with prudent investment strategy. The fund invests primarily in medium and long-term corporate and government bonds.



                        LN CAPITAL APPRECIATION FUND, INC.: Seeks long-term growth of capital in a manner consistent with the preservation of capital. The fund primarily buys stocks in a large number of companies of all sizes if the companies are competing well and if their products or services are in high demand. It may also buy some money market securities and bonds, including junk bonds.



                        LN EQUITY INCOME, INC.: Seeks reasonable income by investing primarily in income-producing equity securities. The fund invests mostly in high-income stocks with some high-yielding bonds (including junk bonds).



                        LN GLOBAL ASSET ALLOCATION FUND, INC.: Long-term return consistent with preservation of capital. The fund allocates its assets among several categories of equity and fixed-income securities, both of the U. S. and foreign insurers.



                        LN INTERNATIONAL FUND, INC.: Long-term capital appreciation. The fund trades in securities issued outside the United States -- mostly stocks, with an occasional bond or money market security.



                        LN MONEY MARKET FUND, INC.: Seeks maximum current income consistent with the preservation of capital. The fund invests in high quality, short-term obligations issued by U.S. corporations, the U.S. government, and federally chartered banks and U.S. branches of foreign banks.



                        LN SOCIAL AWARENESS FUND, INC.: Long-term capital appreciation. The fund buys stocks of established companies which adhere to certain specific social criteria.



                    MFS-REGISTERED TRADEMARK- VARIABLE INSURANCE TRUST is advised by Massachusetts Financial Services Company.



                        CAPITAL OPPORTUNITIES SERIES (INITIAL CLASS): Seeks capital appreciation.



                        EMERGING GROWTH SERIES (INITIAL CLASS): Seeks to provide long-term growth of capital.



                        TOTAL RETURN SERIES (INITIAL CLASS): Seeks mainly to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income.

                        UTILITIES SERIES (INITIAL CLASS): Seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities).



                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST is advised by Neuberger Berman Management Incorporated.



                        MID-CAP GROWTH PORTFOLIO: Seeks growth of capital by investing primarily in common stocks of mid-capitalization companies, using a growth-oriented investment approach.



                        PARTNERS PORTFOLIO: Seeks capital growth by investing mainly in common stocks of mid- to large capitalization established companies using the value-oriented investment approach.



                        REGENCY PORTFOLIO: Seeks growth of capital by investing mainly in common stocks of mid-capitalization companies. The portfolio seeks to reduce risk by diversifying among different companies and industries.



                    PUTNAM VARIABLE TRUST is advised by Putnam Investment Management, L.L.C.



                        GROWTH & INCOME FUND (CLASS IB): Seeks capital growth and current income by investing mainly in common stocks of U.S. companies with a focus on value stocks that offer the potential for capital growth, current income or both.



                        HEALTH SCIENCES (CLASS IB): Seeks capital appreciation by investing primarily in common stocks of the companies in the health sciences industry.



                    SCUDDER VIT FUNDS TRUST (FORMERLY DEUTSCHE ASSET MANAGEMENT VIT FUNDS TRUST) is advised by Deutsche Asset
                    Management, Inc.



                        EAFE-REGISTERED TRADEMARK- EQUITY INDEX FUND: The fund seeks to replicate as closely as possible, before expenses, the total return of the Morgan Stanley Capital International (MSCI) EAFE-Registered Trademark- Index (EAFE-Registered Trademark- Index) which emphasizes stocks of companies in major markets in Europe, Australia and the Far East.



                        EQUITY 500 INDEX FUND: The fund seeks to match, as closely as possible, before expenses, the performance of the Standard & Poor's 500 Composite Price Index (S&P 500 Index), which emphasizes stocks of large U. S. companies.



                        SMALL CAP INDEX FUND: The fund seeks to match, as closely as possible, before expenses, the performance of the Russell 2000 Small Stock Index (Russell 2000 Index), which emphasizes stocks of small U. S. companies.



                    Several of the Funds may invest in non-investment grade, high-yield, high-risk debt securities (commonly referred to as "junk bonds"), as detailed in the individual Fund Prospectuses. Also, take note that during extended periods of low interest rates, the yields of Money Market sub-accounts may become extremely low, and possibly negative. Please review the prospectuses carefully.


                    There is no assurance that the investment objective of any of the Funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. There is investment performance risk in each of the Sub-Accounts, although the amount of such risk varies significantly among the Sub-Accounts. Owners should read each Fund's prospectus carefully and understand the risks before making or changing investment choices. Additional Funds may, from time to time, be made available as underlying investments with prior approval of the New York Insurance Department. The right to select among Funds will be limited by the terms and conditions imposed by LLANY (See ALLOCATION OF NET PREMIUM PAYMENTS). LLANY may make these changes (including substitutions) for some or all classes of policy holders.

                    SUBSTITUTION OF SECURITIES

                    If the shares of any Fund should no longer be available for investment by the Separate Account, or if in our judgment, further investment in such shares should cease to be appropriate in view of the purpose of the Separate Account or in view of legal, regulatory or federal income tax restrictions, or for any other reason in our sole discretion, we may substitute shares of another Fund. There will be no substitution of securities in any Sub-Account without prior approval of the Commission. Substitute Funds may have higher charges than the Funds being replaced.

                    Substitutions may be made with respect to existing investments or the investment of future premium payments, or both. We may close Sub-Accounts to allocations of premium payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the Sub-Accounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Sub-Accounts.

                    VOTING RIGHTS

                    LLANY will vote the shares of each Fund held in the Separate Account at special meetings of the shareholders of the particular Fund in accordance with instructions received by the Administrative Office in proper written form from persons having a voting interest in the Separate Account. LLANY will vote shares for which it has not received instructions in the same proportion as it votes shares in the Separate Account for which it has received instructions. The Funds do not hold regular meetings of shareholders.

                    To determine how many votes each policy owner is entitled to direct with respect to a Fund, first we will calculate the dollar amount of your account value attributable to that Fund. Second, we will divide that amount by $100.00. The result is the number of votes you may direct.

                    The number of shares which a person has a right to vote will be determined as of a date to be chosen by the appropriate Fund not more than sixty (60) days prior to the meeting of the particular Fund. Voting instructions will be solicited by written communication at least fourteen (14) days prior to the meeting.

                    FUND PARTICIPATION AGREEMENTS


                    In order to make the Funds available, LLANY has entered into agreements with the trusts or corporations and their advisors or distributors. In some of these agreements, LLANY must perform certain administrative services for the Fund advisors or distributors. For these administrative functions, LLANY may be compensated by the Fund at annual rates of between .10% and .35% of the assets attributable to the Policies.


CHARGES AND FEES

                    We deduct charges in connection with the Policy to compensate us for providing the Policy's insurance benefit, administering the Policy, assuming certain risks under the Policy and for sales-related expenses we incur. LLANY may profit from any of these charges, including the mortality and expense risk and cost of insurance charges, and may use the profit for any purpose, including covering shortfalls from other charges.

                    The nature and amount of these charges are as follows:



                    PREMIUM CHARGE



                    We deduct a premium charge of 5% of each Premium Payment. This amount, sometimes referred to as "premium load", is intended to cover a portion of our state premium tax expenses, certain federal tax liabilities resulting from the receipt of premiums, and a portion of our distribution expenses.


                    DEDUCTIONS MADE MONTHLY

                    We make various expense deductions monthly. The Monthly Deductions, including the Cost of Insurance Charge and charges for supplemental riders or benefits, if any, are deducted proportionately from the Net Accumulation Value of each underlying investment subject to the charge. For Sub-Accounts, Accumulation Units are canceled and the value of the canceled Units withdrawn in the same proportion as their respective values have to the Net Accumulation Value. The Monthly Deductions are made on the "Monthly Anniversary Day", the Date of Issue and the same day of each month thereafter, or if there is no such date in a given month, then the first Valuation Day of the next month. If the day that would otherwise be a Monthly Anniversary Day is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day.

                    If the Net Accumulation Value is insufficient to cover the current Monthly Deduction, you have a 61-day period (Grace Period) to make a payment sufficient to cover that deduction. (See LAPSE AND REINSTATEMENT Lapse of a Policy).

                    MONTHLY DEDUCTION

                    There is a flat dollar Monthly Deduction of $10 until the first Policy Anniversary and, currently, $5 thereafter (guaranteed not to exceed $5 after the first Policy Year).

                    These charges compensate LLANY for administrative expenses associated with Policy issue and ongoing Policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.

                    COST OF INSURANCE CHARGE

                    The Cost of Insurance is the portion of the Monthly Deduction designed to compensate LLANY for the anticipated cost of paying Death Benefits in excess of the Accumulation Value, not including riders, supplemental benefits or monthly expense charges.

                    The Cost of Insurance charge depends on the Age, policy duration, underwriting category and gender (in accordance with state law) of the Insured and the current Net Amount at Risk. The Net Amount at Risk is the Death Benefit minus the Accumulation Value. The rate on which the Monthly Deduction for the Cost of Insurance is based will generally increase as the Insured ages, although the Cost of Insurance charge could decline if the Net Amount at Risk drops relatively faster than the Cost of Insurance Rate increases.

                    The Cost of Insurance charge is determined by dividing the Death Benefit at the beginning of the Policy Month by
                    1.0032737 (the monthly equivalent of an annual rate of 4%), subtracting the Accumulation Value at the beginning of the Policy Month and multiplying the result (the Net Amount at Risk) by the applicable Cost of Insurance Rate as determined by LLANY. The Guaranteed Cost of Insurance Rates are in Appendix 3.

                    MORTALITY AND EXPENSE RISK CHARGE

                    LLANY deducts a daily charge as a percentage of the assets of the Separate Account as a mortality and expense risk charge. The mortality risk assumed is that insureds may live for a shorter period than estimated, and therefore, a greater amount of death benefit will be payable. The expense risk assumed is that expenses incurred in issuing and administering the policies will be greater than estimated. The mortality and expense risk charge is guaranteed at an annual rate of 0.75% in Policy Years 1-10, 0.35% in Policy Years 11-20 and 0.20% in Policy Years 21 and beyond.

                    FUND EXPENSES

                    The investment advisor for each of the Funds deducts a daily charge as a percent of the net assets in each fund as an asset management charge. The charge reflects asset management fees of the investment advisor (Management Fees), and other expenses incurred by the funds (including 12b-1 fees for a class of shares and Other Expenses). The charge has the effect of reducing the investment results credited to the Sub-Accounts. Future Fund expenses will vary.

                                      PORTFOLIO EXPENSE TABLE


                                                                                               TOTAL
                                                                                               ANNUAL                  TOTAL FUND
                                                                                                FUND                   OPERATING
                                                                                             OPERATING                  EXPENSES
                                                                                              EXPENSES      TOTAL         WITH
                                                                                              WITHOUT      WAIVERS      WAIVERS
                                                         MANAGEMENT     12(B)1     OTHER     WAIVERS OR      AND          AND
                                       FUND                FEES(1)       FEE      EXPENSES   REDUCTIONS   REDUCTIONS   REDUCTIONS
                            ---------------------------  -----------   --------   --------   ----------   ----------   ----------
                            AIM V.I. Growth Fund
                              (Series I)...............     0.62%         N/A       0.26%       0.88%         N/A         0.88%
                            AIM V.I. International
                              Growth Fund
                              (Series I) (2)...........     0.73          N/A       0.32        1.05          N/A         1.05
                            AIM V.I. Premier Equity
                              Fund (Series I) (2)......     0.60          N/A       0.25        0.85          N/A         0.85
                            Alliance VPS
                              AllianceBernstein Small
                              Cap Value Portfolio
                              (Class A) (3)............     1.00          N/A       1.65        2.65        (1.45%)       1.20
                            Alliance VPS Growth and
                              Income Portfolio
                              (Class A)................     0.63          N/A       0.04        0.67          N/A         0.67
                            Alliance VPS Premier Growth
                              Portfolio (Class A)......     1.00          N/A       0.04        1.04          N/A         1.04
                            Alliance VPS Technology
                              Portfolio (Class A)......     1.00          N/A       0.08        1.08          N/A         1.08
                            AFIS Global Small
                              Capitalization Fund
                              (Class 2)................     0.80         0.25%      0.03        1.08          N/A         1.08
                            AFIS Growth Fund
                              (Class 2)................     0.37         0.25       0.01        0.63          N/A         0.63
                            AFIS Growth-Income Fund
                              (Class 2)................     0.33         0.25       0.02        0.60          N/A         0.60
                            AFIS International Fund
                              (Class 2)................     0.55         0.25       0.06        0.86          N/A         0.86
                            Baron Capital Asset
                              Fund -- (Insurance
                              Shares) (4)..............     1.00         0.25       0.34        1.59        (0.09)        1.50
                            Delaware VIP Devon
                              Series (Standard
                              Class) (5)...............     0.65          N/A       0.07        0.72          N/A         0.72
                            Delaware VIP Emerging
                              Markets Series (Standard
                              Class) (6)...............     1.25          N/A       0.20        1.45          N/A         1.45
                            Delaware VIP High Yield
                              Series (Standard
                              Class) (7)...............     0.65          N/A       0.14        0.79          N/A         0.79
                            Delaware VIP Large Cap
                              Value Series (Standard
                              Class) (8)...............     0.65          N/A       0.08        0.73        (0.05)        0.68
                            Delaware VIP REIT
                              Series (Standard
                              Class) (9)...............     0.75          N/A       0.14        0.89          N/A         0.89
                            Delaware VIP Small Cap
                              Value Series (Standard
                              Class) (10)..............     0.75          N/A       0.11        0.86          N/A         0.86
                            Delaware VIP Trend
                              Series (Standard
                              Class) (11)..............     0.74          N/A       0.16        0.90          N/A         0.90

                                                                                               TOTAL
                                                                                               ANNUAL                  TOTAL FUND
                                                                                                FUND                   OPERATING
                                                                                             OPERATING                  EXPENSES
                                                                                              EXPENSES      TOTAL         WITH
                                                                                              WITHOUT      WAIVERS      WAIVERS
                                                         MANAGEMENT     12(B)1     OTHER     WAIVERS OR      AND          AND
                                       FUND                FEES(1)       FEE      EXPENSES   REDUCTIONS   REDUCTIONS   REDUCTIONS
                            ---------------------------  -----------   --------   --------   ----------   ----------   ----------
                            Delaware VIP U.S. Growth
                              Series (Standard
                              Class) (12)..............     0.65          N/A       0.21        0.86        (0.06)        0.80
                            Fidelity VIP Contrafund
                              Portfolio (Service
                              Class) (13)..............     0.58         0.10       0.10        0.78          N/A         0.78
                            Fidelity VIP Growth
                              Portfolio (Service
                              Class) (13)..............     0.58         0.10       0.10        0.78          N/A         0.78
                            Fidelity VIP Growth
                              Opportunities Portfolio
                              (Service Class) (13).....     0.58         0.10       0.11        0.79          N/A         0.79
                            Fidelity VIP High Income
                              Portfolio (Service
                              Class)...................     0.58         0.10       0.13        0.81          N/A         0.81
                            Fidelity VIP Overseas
                              Portfolio (Service
                              Class) (13)..............     0.73%        0.10%      0.20%       1.03%         N/A         1.03%
                            FTVIP Templeton Foreign
                              Securities Fund
                              (Class 2) (14,15)........     0.69         0.25       0.22        1.16        (0.01%)       1.15
                            FTVIP Templeton Growth
                              Securities Fund
                              (Class 2) (15,16)........     0.80         0.25       0.05        1.10          N/A         1.10
                            FTVIP Franklin Small Cap
                              Fund (Class 1) (17)......     0.53          N/A       0.31        0.84        (0.08)        0.76
                            Janus Aspen
                              Series Aggressive Growth
                              Portfolio (Service
                              Shares)..................     0.65         0.25       0.02        0.92          N/A         0.92
                            Janus Aspen
                              Series Balanced Portfolio
                              (Institutional Shares)...     0.65          N/A       0.01        0.66          N/A         0.66
                            Janus Aspen Series Global
                              Technology Portfolio
                              (Service Shares).........     0.65         0.25       0.05        0.95          N/A         0.95
                            Janus Aspen
                              Series Worldwide Growth
                              Portfolio (Institutional
                              Shares)..................     0.65          N/A       0.04        0.69          N/A         0.69
                            LN Aggressive Growth
                              Fund, Inc................     0.72          N/A       0.09        0.81          N/A         0.81
                            LN Bond Fund, Inc..........     0.42          N/A       0.11        0.53          N/A         0.53
                            LN Capital Appreciation
                              Fund, Inc................     0.72          N/A       0.06        0.78          N/A         0.78
                            LN Equity Income
                              Fund, Inc................     0.73          N/A       0.07        0.80          N/A         0.80
                            LN Global Asset Allocation
                              Fund, Inc................     0.73          N/A       0.23        0.96          N/A         0.96
                            LN International
                              Fund, Inc................     0.84          N/A       0.15        0.99          N/A         0.99
                            LN Money Market
                              Fund, Inc................     0.45          N/A       0.09        0.54          N/A         0.54
                            LN Social Awareness
                              Fund, Inc................     0.34          N/A       0.06        0.40          N/A         0.40
                            MFS-Registered Trademark-
                              VIT Capital Opportunities
                              Series (Initial
                              Class) (18,19)...........     0.75          N/A       0.21        0.96        (0.05)        0.91
                            MFS-Registered Trademark-
                              VIT Emerging Growth
                              Series (Initial
                              Class) (18)..............     0.75          N/A       0.12        0.87          N/A         0.87
                            MFS-Registered Trademark-
                              VIT Total Return Series
                              (Initial Class) (18).....     0.75          N/A       0.14        0.89          N/A         0.89
                            MFS-Registered Trademark-
                              VIT Utilities Series
                              (Initial Class) (18).....     0.75          N/A       0.18        0.93          N/A         0.93
                            Neuberger Berman AMT
                              Mid-Cap Growth
                              Portfolio................     0.84          N/A       0.07        0.91          N/A         0.91
                            Neuberger Berman AMT
                              Partners Portfolio.......     0.82          N/A       0.05        0.87          N/A         0.87
                            Neuberger Berman AMT
                              Regency Portfolio
                              (20,21)..................     0.85          N/A       0.84        1.69        (0.19)        1.50
                            Putnam VT Growth & Income
                              Fund (Class IB)..........     0.46         0.25       0.05        0.76          N/A         0.76
                            Putnam VT Health Sciences
                              Fund (Class IB)..........     0.70         0.25       0.09        1.04          N/A         1.04
                            Scudder VIT
                             EAFE-Registered Trademark-
                              Equity Index Fund (22)...     0.45          N/A       0.36        0.81        (0.16)        0.65
                            Scudder VIT Equity 500
                              Index Fund (22)..........     0.20          N/A       0.11        0.31        (0.01)        0.30
                            Scudder VIT Small Cap Index
                              Fund (22)................     0.35          N/A       0.28        0.63        (0.18)        0.45


                     ---------------------------------------------------

                     (1) Certain of the Portfolio advisers reimburse the company for administrative costs incurred in connection with administering the Portfolios as variable funding options under the Policy. These reimbursements are generally paid for by the advisers from their revenues and are not charged to investors. Some advisers pay higher fees than others.

                     (2) Effective May 1, 2002 the following Funds' names will change from AIM V.I. International Equity Fund and AIM V.I. Value Fund to AIM V.I. International Growth Fund and AIM V.I. Premier Equity Fund, respectively.



                     (3) For the period May 1, 2001 through April 30, 2002, the Adviser waived and/or reimbursed certain expenses of the Portfolio. With the waiver/reimbursement the Management Fees, 12b-1 Fees, Other Expenses and Total Expenses were 0.00%, 0.00%, 0.95% and 0.95%
                           respectively. Effective May 1, 2002, the adviser has voluntarily agreed to waive and/or reimburse certain expenses of the AllianceBernstein Small Cap Value Portfolio to the extent that total expenses will not exceed 1.20%. Without the waiver/reimbursement, the estimated Management Fees, 12b-1 Fees, Other Expenses and Total Expenses for the Small Cap Value Portfolio would be 1.00%, 0.00%, 1.65% and 2.65% respectively.



                     (4) The Adviser is contractually obligated to reduce its fee to the extent required to limit Baron Capital Asset Fund's total operating expenses to 1.5% for the first $250 million of assets in the Fund, 1.35% for Fund assets over $250 million and 1.25% for Fund assets over $500 million. Without the expense limitations, total operating expenses for the Fund for the period January 1, 2001 through December 31, 2001 would have been 1.59%.



                     (5) The investment advisor for the Delaware VIP Devon Series is Delaware Management Company ("DMC"). For the period May 1, 2001 through April 30, 2002, the advisor agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses would not exceed 0.80%. Effective
                           May 1, 2002 through April 30, 2003, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses will not exceed 0.80%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1,500 million, 0.50% on assets in excess of $2,500 million, all per year.



                     (6) The investment advisor for the Delaware VIP Emerging Markets Series is Delaware International Advisers Ltd. ("DIAL"). For the period May 1, 2001 through April 30, 2002, the advisor agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses would not exceed 1.50%. Effective May 1, 2002 through
                           April 30, 2003, DIAL has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses will not exceed 1.50%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 1.25% on the first $500 million, 1.20% on the next $500 million, 1.15% on the next $1,500 million, 1.10% on assets in excess of $2,500 million, all per year.



                     (7) The investment advisor for the Delaware VIP High Yield Series is Delaware Management Company ("DMC"). For the period May 1, 2001 through April 30, 2002, the advisor agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses would not exceed 0.80%. Effective
                           May 1, 2002 through April 30, 2003, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses will not exceed 0.80%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1,500 million, 0.50% on assets in excess of $2,500 million, all per year.



                     (8) The investment advisor for the Delaware VIP Large Cap Value Series is Delaware Management Company ("DMC"). For the period May 1, 2001 through April 30, 2002, the advisor waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses would not exceed 0.80%. Without such an arrangement, the total operating expense for the Series would have been 0.73% for the fiscal year 2001. Effective May 1, 2002 through April 30, 2003, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses will not exceed 0.80%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1,500 million, 0.50% on assets in excess of $2,500 million, all per year. DMC has voluntarily elected to waive its management fee for this Series to 0.60% indefinitely.



                     (9) The investment advisor for the Delaware VIP REIT Series is Delaware Management Company ("DMC"). For the period May 1, 2001 through April 30, 2002, the advisor waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses would not exceed 0.85%. Without such an arrangement, the total operating expense for the Series would have been 0.89% for the fiscal year 2001. Effective May 1, 2002 through April 30, 2003, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses will not exceed 0.95%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1,500 million, 0.60% on assets in excess of $2,500 million, all per year.



                     (10) The investment advisor for the Delaware VIP Small Cap Value Series is Delaware Management Company ("DMC"). For the period May 1, 2001 through April 30, 2002, the advisor waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses would not exceed 0.85%. Without such an arrangement, the total operating expense for the Series would have been 0.86% for the fiscal year 2001. Effective May 1, 2002 through April 30, 2003, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses will not exceed 0.95%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1,500 million, 0.60% on assets in excess of $2,500 million, all per year.



                     (11) The investment advisor for the Delaware VIP Trend Series is Delaware Management Company ("DMC"). For the period May 1, 2001 through April 30, 2002, the advisor waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses would not exceed 0.85%. Without such an arrangement, the total operating expense for the Series would have been 0.90% for the fiscal year 2001. Effective May 1, 2002 through April 30, 2003, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses will not exceed 0.95%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1,500 million, 0.60% on assets in excess of $2,500 million, all per year.



                     (12) The investment advisor for the Delaware VIP US Growth Series is Delaware Management Company ("DMC"). For the period May 1, 2001 through April 30, 2002, the advisor waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses would not exceed 0.75%. Without such an arrangement, the total operating expense for the Series would have been 0.86% for the fiscal year 2001. Effective May 1, 2002 through April 30, 2003, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses will not exceed 0.80%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1,500 million, 0.50% on assets in excess of $2,500 million, all per year.



                     (13) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time. See the accompanying fund prospectus for details.



                     (14) The manager had agreed in advance to make an estimated reduction of 0.01% of its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. Without this reduction the total annual fund operating expense would be 1.16%.



                     (15) The Fund's Class 2 distribution plan or "rule 12b-1 plan" is described in the Fund's prospectus.



                     (16) The Fund administration fee is paid indirectly through the management fee.



                     (17) The manager had agreed in advance to make an estimated reduction of 0.08% of its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. Without this reduction the total annual fund operating expense would be 0.84%.



                     (18) Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Net Expenses" would be lower for certain series and would be lower for certain series and would equal: 0.86% for Emerging Growth Series; .90% for Capital Opportunities Series; 0.89% for Research Series and Investors Trust Series; 0.88% for Total Return Series; 0.92% for Utilities Series; and 0.90% for Strategic Income Series.



                     (19) MFS has contractually agreed, subject to reimbursement, to bear expenses for these series such that each such series' "Other Expenses" (after taking into account the expense offset arrangement described above), do not exceed the following percentages of the average daily net assets of the series during the current fiscal year: 0.15% for Capital Opportunities Series and Strategic Income Series. These contractual fee arrangements will continue until at least May 1, 2003, unless changed with the consent of the board of trustees which oversee the series.



                     (20) Expenses reflect expense reimbursement. Neuberger Berman Management Inc. ("NBMI") has undertaken through April 30, 2005 to reimburse certain operating expenses, including the compensation of NBMI (except with respect to Balanced, Limited Maturity Bond, Mid-Cap Growth and Partners Portfolios) and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1.50% of the average daily net asset value of the Regency Portfolio. Absent such reimbursement, Total Annual Expenses for the year ended December 31, 2001 would have been 1.69% for the Regency Portfolio. The expense reimbursement arrangements for the Regency Portfolio is contractual for three years and any excess expenses can be repaid to NBMI within three years of the year incurred, provided such recoupment would not cause a Portfolio to exceed its respective limitation.



                     (21) The Regency Portfolio commenced operations in August 2001; the expense figures for this Portfolio is estimated.



                     (22) Under the Advisory Agreement with Deutsche Asset Management, Inc. (the "Advisor"), the fund will pay an advisory fee at an annual percentage rate of 0.20% of the average daily net assets of the Equity 500 Index Fund, 0.35% of the average daily net assets of the Small Cap Index Fund and 0.45% of the average daily net assets of the EAFE Equity Index Fund. These fees are accrued daily and paid monthly. The Advisor has voluntarily undertaken to waive its fee and to reimburse the funds for certain expenses so that the fund's total operating expenses will not exceed 0.30% for the Equity 500 Index Fund, 0.45% for the Small Cap Index Fund and 0.65% for the EAFE Equity Index Fund. Without the reimbursement to the funds for the year ended December 31, 2001, total expenses would have been 0.31% for the Equity 500 Index Fund, 0.63% for the Small Cap Fund and 0.81% for the EAFE Equity Index Fund. These reimbursements will be terminated no earlier than December 31, 2002.


                    SURRENDER CHARGES

                    A generally declining "Surrender Charge" may apply if the Policy is totally surrendered or lapses during the first fifteen years following the Date of Issue or the first fifteen years following an increase in Specified Amount. The Surrender Charge varies by Age of the Insured, the number of years since the Date of Issue, and Specified Amount. The length of the Surrender Charge period varies based on the Age of the Insured on the date of issue or date of increase in Specified Amount as follows:

                            AGE     SURRENDER CHARGE PERIOD
                            ----    -----------------------
                            0-50            15 years
                             51             14 years
                             52             13 years
                             53             12 years
                             54             11 years
                            55+             10 years

                    The charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs and is retained by LLANY. The maximum Surrender Charge is included in each Policy and is in compliance with each state's nonforfeiture law. Examples of the Surrender Charge can be seen in Appendix 2.

                    The Surrender Charge under a Policy is proportional to the face amount of the Policy. Expressed as a percentage of face amount, it is higher for older than for younger issue ages. The Surrender Charge cannot exceed Policy value. All Surrender Charges decline to zero over the 15 years following issuance of the Policy. See, for example, the illustrations in Appendix 4 for issue ages 45 and 55.

                    If the Specified Amount is increased, a new Surrender Charge will be applicable, in addition to any existing Surrender Charge. The Surrender Charge applicable to the increase would be equal to the Surrender Charge on a new Policy whose Specified

                    Amount was equal to the amount of the increase. Supplemental Policy Specifications will be sent to the Owner upon an increase in Specified Amount reflecting the maximum additional Surrender Charge in the Table of Surrender Charges. The minimum allowable increase in Specified Amount is $1,000. LLANY may change this at any time.

                    If the Specified Amount is decreased while the Surrender Charge applies, the Surrender Charge will remain the same.

                    No Surrender Charge is imposed on a partial surrender, but an administrative fee of 2% of the amount withdrawn (not to exceed $25) is imposed, allocated pro-rata among the Sub-Accounts from which the partial surrender proceeds are taken.

                    Any surrender may result in tax implications. (SEE TAX
                    ISSUES)

                    Based on its actuarial determination, LLANY does not anticipate that the Surrender Charge, together with the portion of the premium load attributable to sales expense, will cover all sales and administrative expenses which LLANY will incur in connection with the Policy. Any such shortfall, including but not limited to payment of sales and distribution expenses, would be available for recovery from the general account of LLANY, which supports insurance and annuity obligations.

                    REDUCTION OF CHARGES -- PURCHASES ON A CASE BASIS

                    This Policy is available for purchases by corporations and other groups or sponsoring organizations on a case basis. LLANY reserves the right to reduce premium loads or any other charges on certain cases, where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including but not limited to, the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policy owner, the nature of the relationship among the insured individuals, the purpose for which the Policies are being purchased, the expected persistency of the individual policies and any other circumstances which LLANY believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification by LLANY on a uniform Case basis. Reductions in these charges will not be unfairly discriminatory against any person, including the affected Policy Owners funded by Account M.

                    TRANSACTION FEE FOR EXCESS TRANSFERS

                    LLANY reserves the right to impose a charge for each transfer request in excess of 12 in any Policy Year. A single transfer request may consist of multiple transactions.

DEATH BENEFITS

                    The Death Benefit Proceeds is the amount payable to the Beneficiary upon the death of the Insured, in accordance with the Death Benefit Option selected. Loans (if any) and overdue deductions are deducted from the Death Benefit Proceeds prior to payment.

                    The Specified Amount, which may not be less than $100,000, is the amount requested by the Policy Owner at the time of application for insurance. This amount, in combination with a death benefit option, will define the death benefit. The Specified Amount is a field on the Policy Specification Page.

                    The applicant must select the Specified Amount of the Death Benefit, which may not be less than $100,000, and the Death Benefit Option. The two Death Benefit Options are described below. The applicant must consider a number of factors in selecting the Specified Amount, including the amount of proceeds required when the Insured dies and the Owner's ability to make Premium Payments. The ability of the Owner to support the Policy, particularly in later years, is an important factor in selecting between the Death Benefit Options, because the greater the Net Amount at Risk at any time, the more that will be deducted each month from the value of the Policy to pay the Cost of Insurance.

                    DEATH BENEFIT OPTIONS

                    Two different Death Benefit Options are available under the Policy. Regardless of which Death Benefit Option you choose, the Death Benefit Proceeds payable under the Policy is the greater of (a) the amount determined under the Death Benefit Option in effect on the date of the Insured's Death, less (in each case) any indebtedness under the Policy or (b) an amount determined by LLANY equal to that required by Internal Revenue Service Code to maintain the Policy as a life insurance policy, also referred to as the "Corridor Death Benefit".

                    The Corridor Death Benefit is the applicable percentage (the Corridor Percentage) of the Accumulation Value (rather than by reference to the Specified Amount) required to maintain the Policy as a "life insurance contract" for Federal income tax purposes. The Corridor Percentage is 250% through the time the insured reaches Age 40 and decreases in accordance with the table in Appendix 3 to 100% when the Insured reaches Age 95.


                    Death Benefit Option 1 provides Death Benefit Proceeds equal to the Specified Amount (a minimum of $100,000). If
                    Option 1 is selected, the Policy pays level Death Benefit Proceeds unless the Minimum Death Benefit exceeds the Specified Amount. (See DEATH BENEFITS, Federal Income Tax Definition of Life Insurance).



                    Death Benefit Option 2 provides Death Benefit Proceeds equal to the sum of the Specified Amount plus the Net Accumulation Value as of the date of the Insured's death, less any loan interest accrued but not yet charged. If Option 2 is selected, the Death Benefit Proceeds increase or decrease over time, depending on the amount of premium paid and the investment performance of the underlying Sub-Accounts.


                    If for any reason the applicant fails to affirmatively elect a particular Death Benefit Option, Death Benefit Option 1 shall apply until changed as provided below.

                    Owners who prefer insurance coverage that generally does not vary in amount and generally has lower Cost of Insurance Charges should elect Option 1. Owners who prefer to have favorable investment experience reflected in increased insurance coverage should select Option 2. Under Option 1, any Surrender Value at the time of the Insured's Death will revert to LLANY.

                    CHANGES IN DEATH BENEFIT OPTIONS AND SPECIFIED AMOUNT

                    All requests for changes between Death Benefit Options and changes in the Specified Amount must be submitted in proper written form to the Administrative Office. The minimum increase in Specified Amount currently permitted is $1,000. If requested, a supplemental application and evidence of insurability must also be submitted to us.

                    In a change from Death Benefit Option 1 to Death Benefit Option 2, the Specified Amount will be reduced by the Accumulation Value as of the effective date of change. In a change from Death Benefit Option 2 to Death Benefit
                    Option 1, the Specified Amount will be increased by the Accumulation Value as of the effective date of change.

                    If you want to increase your Specified Amount, you should note that an increase normally triggers a number of additional requirements, such as a separate surrender charge period, higher surrender charges overall, and a new incontestability period. Before requesting an increase in Specified Amount, consult your financial adviser to determine whether an increase is appropriate for your particular situation.


                    Any reductions in Specified Amount will be made against the initial Specified Amount and any later increase in the Specified Amount on a last in, first out basis. Any increase in the Specified Amount will increase the amount of the Surrender Charge applicable to the Policy.

                    We may decline any request for a change between Death Benefit Options or increase in the Specified Amount. We may also decline any request for change of the Death Benefit Option or reduction of the Specified Amount if, after the change, the Specified Amount would be less than the minimum Specified Amount or would reduce the Specified Amount below the level required to maintain the Policy as life insurance for purposes of Federal income tax law.

                    Any change is effective on the first Monthly Anniversary Day on or after the date of approval of the request by LLANY, unless the Monthly Deduction Amount would increase as a result of the change. In that case, the change is effective on the first Monthly Anniversary Day on which the Accumulation Value is equal to or greater than the Monthly Deduction Amount, as increased.

                    FEDERAL INCOME TAX DEFINITION OF LIFE INSURANCE

                    The amount of the Death Benefit must satisfy certain requirements under the Code if the policy is to qualify as insurance for federal income tax purposes. The amount of the Death Benefit Proceeds required to be paid under the Code to maintain the Policy as life insurance under each of the Death Benefit Options (see INSURANCE COVERAGE PROVISIONS, Death Benefit) is equal to the product of the Accumulation Value and the applicable Corridor Percentage. A table of Corridor Percentages is in Appendix 3.

NOTICE OF DEATH OF INSURED

                    Due Proof of Death must be furnished to LLANY at the Administrative Office as soon as reasonably practical after the death of the Insured, the person whose life is insured under the Policy. Due Proof of Death must be in proper written form and includes a certified copy of an official death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof of death satisfactory to LLANY.

PAYMENT OF DEATH BENEFIT PROCEEDS

                    The Death Benefit Proceeds under the Policy will ordinarily be paid within seven days, if in a lump sum, or in accordance with any Settlement Option selected by the Owner or the Beneficiary, after receipt at the Administrative Office of Due Proof of Death of the Insured. The amount of the Death Benefit Proceeds under Option 2 will be determined as of the date of the Insured's death. Payment of the Death Benefit Proceeds may be delayed if the Policy is contested or if Separate Account values cannot be determined.


                    We offer a checkbook service in which the Death Benefit proceeds are transferred into an interest-bearing account, in the Beneficiary's name as owner of the account. Your Beneficiary has quick access to the funds and is the only one authorized to transfer funds from the account. This service allows the Beneficiary additional time to decide how to manage Death Benefit Proceeds with the balance earning interest from the day the account is opened.


                    SETTLEMENT OPTIONS

                    There are several ways in which the Beneficiary may receive the Death Benefit Proceeds or in which the Owner may choose to receive payments upon the surrender of the Policy.

                    The Owner may elect or change a Settlement Option while the insured is alive; If the Owner has not irrevocably selected a Settlement Option, the Beneficiary may do so within 90 days after the Insured dies. If no Settlement Option is selected, the Death Benefit Proceeds will be paid in a lump sum.

                    If the Policy is assigned as collateral security, LLANY will pay any amount due the assignee in one lump sum. Any remaining Death Benefit Proceeds will be paid as elected.

                    A request to elect, change, or revoke a Settlement Option must be received in proper written form by the Administrative Office before payment of the lump sum or under any Settlement Option. The first payment under the Settlement Option selected will become payable on the date proceeds are settled under the option. Payments after the first payment will be made on the first day of each month. Once payments have begun, the Policy cannot be surrendered and neither the payee nor the Settlement Option may be changed.

                    There are at least four Settlement Options:

                       The first Settlement Option is an annuity for the lifetime of the payee.

                       The second Settlement Option is an annuity for the lifetime of the payee, with monthly payments guaranteed for 60, 120, 180, or 240 months.

                       Under the third Settlement Option, LLANY makes monthly payments for a stated number of years, at least five but no more than thirty.

                       Under the fourth Settlement Option, LLANY pays at least 3% interest annually on the sum left on deposit, and pays the amount on deposit on the payee's death.

                    Any other Settlement Option offered by LLANY at the time of election may also be selected.

POLICY LIQUIDITY


                    The accumulated value of the Policy is available for loans or withdrawals. Subject to certain limitations, the Owner may borrow against the Surrender Value of the Policy, may make a partial surrender of some of the Surrender Value of the Policy and may fully surrender the Policy for its Surrender Value. Note, however, that in the earlier Policy Years, depending on the Premium Payments made, or if the Owner has requested a substantial reduction in Specified Amount, there may be little or no Surrender Value available.

                    POLICY LOANS

                    The Owner may at any time borrow in the aggregate up to 100% of the Surrender Value at the time a Policy Loan is made. LLANY may, however, limit the amount of the loan so that the total Policy indebtedness will not exceed 90% of the amount of the Accumulation Value less any Surrender Charge that would be imposed on a full surrender. The Owner must execute a loan agreement and assign the Policy to LLANY free of any other assignments. The Loan Account is the account in which Policy indebtedness (outstanding loans and interest) accrues once it is transferred out of the Fixed Account or the Sub-Accounts. Interest on Policy Loans accrues at an annual rate of 8%, and is payable to LLANY (for its account) once a year in arrears on each Policy Anniversary, or earlier upon full surrender or other payment of proceeds of a Policy.

                    The amount of a loan, plus any accrued but unpaid interest, is added to the outstanding Policy Loan balance. Unless paid in advance, any loan interest due will be transferred proportionately from the values in the Fixed Account and each Sub-Account, and treated as an additional Policy Loan, and added to the Loan Account Value.

                    LLANY credits interest to the Loan Account Value of 7% in Policy Years 1-10 and 8% thereafter, so the net cost of a Policy Loan is 1% in years 1-10 and 0% thereafter.

                    If the Net Accumulation Value is distributed among more than one of the Sub-Accounts (including for this purpose the Fixed Account), transfers from each for loans and loan interest will be made in proportion to the assets in each such Sub-Account at that time, unless LLANY is instructed otherwise in proper written form at the Administrative Office. Repayments on the loan and interest credited on the Loan Account Value will be allocated according to the most recent Premium Payment allocation at the time of the repayment.

                    A Policy Loan, whether or not repaid, affects the proceeds payable upon the Death and the Accumulation Value. The longer a Policy Loan is outstanding, the greater the effect is likely to be. While an outstanding Policy Loan reduces the amount of assets invested, depending on the investment results of the Sub-Accounts, the effect could be favorable or unfavorable.

                    If at any time the total indebtedness against the Policy, including interest accrued but not due, equals or exceeds the then current Accumulation Value less Surrender Charges, the Policy will terminate without value subject to the conditions in the Grace Period Provision, unless the No Lapse Provision is in effect. (SEE LAPSE AND REINSTATEMENT, Lapse of a Policy)

                    If a Policy lapses while a loan is outstanding, adverse tax consequences may result.

                    PARTIAL SURRENDER

                    You may make a partial surrender at any time while the Insured is alive by request to the Administrative Office in proper written form or by telephone, if you have authorized telephone transactions. A transaction fee of 2% of the amount withdrawn (not to exceed $25) is charged for each partial surrender. Total partial surrenders may not exceed 90% of the Surrender Value of the Policy. Each partial surrender may not be less than $500. Partial surrenders are subject to other limitations as described below.

                    Partial surrenders may reduce the Specified Amount and, in each case, reduce the Death Benefit Proceeds. To the extent that a requested partial surrender would cause the Specified Amount to be less than $100,000, the partial surrender will not be permitted by LLANY. In addition, if following a partial surrender and the corresponding decrease in the Specified Amount, the Policy would not comply with the maximum premium limitations required by federal tax law, the surrender may be limited to the extent necessary to meet the federal tax law requirements.

                    The effect of partial surrenders on the Death Benefit Proceeds depends on the Death Benefit Option elected under the Policy. If Death Benefit Option 1 has been elected, a partial surrender would reduce the Accumulation Value and the Specified Amount. The reduction in the Specified Amount, which would reduce any past increases on a last in, first out basis, reduces the amount of the Death Benefit Proceeds.

                    If Death Benefit Option 2 has been elected, a partial surrender would reduce the Accumulation Value, but would not reduce the Specified Amount. The reduction in the Accumulation Value reduces the amount of the Death Benefit Proceeds.

                    If the Net Accumulation Value is distributed among more than one of the Sub-Accounts, surrenders from each will be made in proportion to the assets in each Sub-Account at the time of the surrender, unless LLANY is instructed otherwise in proper written form at the Administrative Office. LLANY may at its discretion decline any request for a partial surrender.

                    SURRENDER OF THE POLICY


                    You may surrender the Policy at any time on surrender of the Policy, LLANY will pay you, or your assignee, the Surrender Value next computed after receipt of the request in proper written form at the Administrative Office. If the owner makes a full surrender, all coverage under the policy will automatically terminate and may not be reinstated. Please note that if you surrender your Policy in its early years, you may receive little or no cash value.



                    We offer a personalized checkbook service for surrenders of your Policy. Once your request is processed, proceeds are placed in an interest-bearing account in your name. You have complete access to your proceeds through check writing privileges. You have the choice of leaving proceeds in this account or you may write checks immediately -- even a check for the entire amount.


                    SURRENDER VALUE

                    The "Surrender Value" of a Policy is the amount you can receive in a lump sum by surrendering the Policy. The Surrender Value is the Net Accumulation Value less the Surrender Charge (SEE CHARGES AND FEES, Surrender Charge). All or part of the Surrender Value may be applied to one or more of the Settlement Options. Surrender Values are illustrated in Appendix 4.

                    DEFERRAL OF PAYMENT AND TRANSFERS

                    Payment of loans or of the Surrender Value from any of the Sub-Accounts will generally be made within seven days. Payment or transfer from the Fixed Account may be deferred up to six months at LLANY's option. If LLANY exercises its right to defer any payment from the Fixed Account, interest will accrue and be paid as required by law from the date the recipient would otherwise have been entitled to receive the payment.

ASSIGNMENT; CHANGE OF OWNERSHIP

                    While the Insured is living, you may assign your rights in the Policy, including the right to change the beneficiary designation. The assignment must be in proper written form, signed by you and recorded at the Administrative Office. No assignment will affect, or prejudice LLANY as to, any payment made or action taken by LLANY before it was recorded. LLANY is not responsible for any assignment not submitted for recording, nor is LLANY responsible for the sufficiency or validity of any assignment. Any assignment is subject to any indebtedness owed to LLANY at the time the assignment is recorded and any interest accrued on such indebtedness after recordation of any assignment.

                    Once recorded, the assignment remains effective until released by the assignee in proper written form. So long as an effective assignment remains outstanding, you will not be permitted to take any action with respect to the Policy without the consent of the assignee in proper written form.

                    So long as the Insured is living, you may name a new Owner by recording a change in ownership in proper written form at the Administrative Office. On recordation, the change will be effective as of the date of execution of the document of transfer or, if there is no such date, the date of recordation. No such change of ownership will affect, or prejudice LLANY as to, any payment made or action taken by LLANY before it was recorded. LLANY may require that the Policy be submitted to it for endorsement before making a change.

LAPSE AND REINSTATEMENT

                    LAPSE OF A POLICY


                    If at any time the Net Accumulation Value is insufficient to pay the Monthly Deduction, the Policy is subject to lapse and automatic termination of all coverage under the Policy. The Net Accumulation Value may be insufficient to pay the cost of insurance
                    (1) because it has been exhausted by earlier deductions,
                    (2) due to poor investment performance,
                    (3) due to partial surrenders,
                    (4) due to indebtedness for Policy Loans,
                    (5) due to substantial reductions in Specified Amount,
                    (6) due to the terms of certain Riders added to the Policy, or
                    (7) because of some combination of these factors.


                    If LLANY has not received a Premium Payment or payment of indebtedness on Policy Loans necessary so that the Net Accumulation Value is sufficient to pay the Monthly Deduction Amount on a Monthly Anniversary Day, LLANY will send a written notice to the Owner and any assignee of record. The notice will state the amount of the Premium Payment or payment of indebtedness on Policy Loans necessary such that the Net Accumulation Value is at least equal to two times the Monthly Deduction Amount. If the minimum required amount set forth in the notice is not paid to LLANY on or before the day that is the later of (a) 31 days after the date of mailing of the notice, and (b) 61 days after the date of the Monthly Anniversary Day with respect to which such notice was sent (together, the Grace Period), then the policy shall terminate and all coverage under the policy shall lapse without value.

                    REINSTATEMENT OF A LAPSED POLICY

                    After the Policy has lapsed due to the failure to make a necessary payment before the end of an applicable Grace Period, it may be reinstated provided (a) it has not been surrendered, (b) there is an application for reinstatement in proper written form, (c) evidence of insurability of the insured is furnished to LLANY and it agrees to accept the risk, (d) LLANY receives a payment sufficient to keep the Policy in force for at least two months, and (e) any accrued loan interest is paid. The effective date of the reinstated Policy shall be the Monthly Anniversary Day after the date on which LLANY approves the application for reinstatement. Surrender Charges will be reinstated as of the Policy Year in which the Policy lapsed.

                    If the Policy is reinstated, such reinstatement is effective on the Monthly Anniversary Day following LLANY approval. The Accumulation Value at reinstatement will be the Net Premium Payment then made less all Monthly Deductions due.

                    If the Surrender Value is not sufficient to cover the full Surrender Charge at the time of lapse, the remaining portion of the Surrender Charge will also be reinstated at the time of Policy reinstatement.

COMMUNICATIONS WITH LLANY

                    PROPER WRITTEN FORM


                    Whenever this Prospectus refers to a communication "in proper written form," it means a written document, in form and substance reasonably satisfactory to LLANY, received at the Administrative Office. You may also send your request by facsimile.



                    We will process your requests once we receive all letters, forms or other necessary documents, completed to our satisfaction. Proper written form may require, among other things, a signature guarantee or some other proof of authenticity. We do not generally require a signature guarantee, but may ask for one if it appears that your signature has changed, if the signature does not appear to be yours, if we have not received a properly completed application or confirmation of an application, or for other reasons to protect you and the Company.



                    RECEIPT OF WRITTEN COMMUNICATIONS



                    Once your Policy is in force, the effective date of payments, forms and requests you send us is usually determined by the day and time we receive the item in proper form at the mailing address that appears in this Prospectus. Planned periodic premium payments, loan requests, transfer requests, loan payments or withdrawal or surrender requests that we receive in proper form before 4:00 p.m. Eastern time on a business day will normally be effective as of the end of that day, unless the transaction is scheduled to occur on another business day. If we receive your payment or request on or after 4:00 p.m. Eastern time on a business day, your payment or request will be effective as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we'll process it as of the end of the next business day.



                    Other forms, notices and requests are normally effective as of the next business day after we receive them in proper form, unless the transaction is scheduled to occur on another business day. Change of owner and beneficiary forms are effective as of the day you sign the change form, once we receive them in proper form.



                    TELEPHONE AND OTHER ELECTRONIC COMMUNICATIONS



                    We allow telephone and other electronic transactions only when you provide us proper written authorization. To effect a permitted transaction using the telephone or other electronic means, the Owner, or his/her authorized representative, may have to provide the following: Policy number, partial Social Security number, personal identification number (PIN), and/or such other information as we may require to verify the identity and authority of the caller. We disclaim all liability for losses and other consequences resulting from unauthorized or fraudulent telephone or electronic transactions. In addition, we are not responsible for the consequences of instructions that fail to reach us in a timely manner. The Company believes that the procedures as stated above are reasonable and acknowledges that, if it does not follow these procedures, it may be liable for such losses.



                    If you have been issued a PIN number to make telephone or other electronic transactions to your account, be careful not to give it out to anyone. We will not be responsible for its misuse or for improper or unauthorized account transactions using your PIN.



                    Please note that telephone, facsimile and/or Internet access may not always be available. Any telephone, facsimile or Internet hookup, whether it is yours, your service provider's or your agent's, can experience outages or slowdowns arising from a variety of causes not of our making. These outages or slowdowns may result in delayed or lost instructions from you, and we will not be responsible for these "failed" transmissions. If you are experiencing problems, you should send your request in writing to our Administrative Office.


OTHER POLICY PROVISIONS

                    ISSUANCE

                    A Policy may only be issued upon receipt of satisfactory evidence of insurability, and generally only when the Insured is at least Age 18 and at most Age 80.

                    DATE OF COVERAGE

                    The date of coverage will be the Date of Issue, provided the Insured is alive and prior to any change in the health and insurability of the Insured as represented in the application.

                    INCONTESTABILITY

                    LLANY will not contest payment of the Death Benefit Proceeds based on the initial Specified Amount after the Policy has been in force during the Insured's lifetime for two years from the Date of Issue. For any increase in Specified Amount requiring evidence of insurability, LLANY will not contest payment of the Death Benefit Proceeds based on such an increase after it has been in force for two years from its effective date.

                    MISSTATEMENT OF AGE OR GENDER

                    If the Age or gender of the Insured has been misstated, the affected benefits will be adjusted. The amount of the Death Benefit Proceeds will be 1. multiplied by 2. and then the result added to 3. where:
                    1. is the Net Amount at Risk at the time of the Insured's
                       Death;
                    2. is the ratio of the monthly Cost of Insurance applied in the Policy month of death to the monthly Cost of Insurance that should have been applied at the true Age and gender in the Policy month of death; and
                    3. is the Accumulation Value at the time of the Insured's
                       Death.

                    SUICIDE

                    If the Insured dies by suicide, while sane or insane, within two years from the Date of Issue, LLANY will pay no more than the sum of the premiums paid, less any indebtedness and the amount of any partial surrenders. If the Insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the Specified Amount, LLANY will pay no more than a refund of the monthly charges for the cost of such additional benefit.

                    NONPARTICIPATING POLICIES

                    These are nonparticipating Policies on which no dividends are payable. These Policies do not share in the profits or surplus earnings of LLANY.

                    RIDERS




                    We may offer you Riders to the Policy from time to time. Riders may alter the benefits or charges in your Policy, and their election may have tax consequences for you. Also, if you elect a particular Rider, it may restrict the term of your Policy, or of other Riders in force. Riders may be available other than those listed here. Consult your financial and tax advisers before adding Riders to, or deleting them from, your Policy.


                    WAIVER OF MONTHLY DEDUCTION RIDER. This Rider, if desired, must be selected at time of application. Under this Rider, we will maintain the Death Benefit by paying covered monthly deductions during periods of disability. Charges for this Rider, if elected, are part of the Monthly Deductions.

TAX ISSUES


                    INTRODUCTION. The Federal income tax treatment of the policy is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your policy, and is not intended as tax advice. This discussion also does not address other Federal tax consequences, such as estate, gift and generation skipping transfer taxes, or state and local income, estate and inheritance tax consequences, associated with the policy. As a result, you should always consult a tax adviser about the application of federal and state tax rules to your individual situation.


                    TAXATION OF LIFE INSURANCE CONTRACTS IN GENERAL

                    TAX STATUS OF THE POLICY. Section 7702 of the Code establishes a statutory definition of life insurance for Federal tax purposes. We believe that the policy will meet the statutory definition of life insurance, which places limitations on the amount of premium payments that may be made and the contract values that can accumulate relative to the death benefit. As a result, the death benefit payable under the policy will generally be excludable from the beneficiary's gross income, and interest and other income credited under the policy will not be taxable unless certain withdrawals are made (or are deemed to be made) from the policy prior to the insured's death, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) we, rather than you, are considered the owner of the assets of the Separate Account for Federal income tax purposes.

                    INVESTMENTS IN THE SEPARATE ACCOUNT MUST BE DIVERSIFIED. For a policy to be treated as a life insurance contract for Federal income tax purposes, the investments of the Separate Account must be "adequately diversified." IRS regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract premium payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the IRS regulations so that the Separate Account will be considered "adequately diversified."

                    RESTRICTION ON INVESTMENT OPTIONS. Federal income tax law limits your right to choose particular investments for the policy. Because the IRS has not issued guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the Sub-Accounts may exceed those limits. If so, you would be treated as the owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing policies. We reserve the right to modify the policy without your consent to try to prevent the tax law from considering you as the owner of the assets of the Separate Account.

                    NO GUARANTEES REGARDING TAX TREATMENT. We make no guarantee regarding the tax treatment of any policy or of any transaction involving a policy. However, the remainder of this discussion assumes that your policy will be treated as a life insurance contract for Federal income tax purposes and that the tax law will not impose tax on any increase in your contract value until there is a distribution from your policy.

                    TAX TREATMENT OF LIFE INSURANCE DEATH BENEFIT PROCEEDS. In general, the amount of the death benefit payable from a policy because of the death of the insured is excludable from gross income. Certain transfers of the policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied under one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit which will be excludable from the beneficiary's income and amounts attributable to interest (accruing after the insured's death) which will be includible in the beneficiary's income.

                    TAX DEFERRAL DURING ACCUMULATION PERIOD. Under existing provisions of the Code, except as described below, any increase in your contract value is generally not taxable to you unless amounts are received (or are deemed to be received) from the policy prior to the insured's death. If there is a total withdrawal from the policy, the surrender value will be includible in your income to the extent the amount received exceeds the "investment in the contract." (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the owner.) The "investment in the contract" generally is the aggregate amount of premium payments and other consideration paid for the policy, less the aggregate amount received under the policy previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or other amounts deemed to be distributed) from the policy constitute income to you depends, in part, upon whether the policy is considered a "modified endowment contract" (a "MEC") for Federal income tax purposes.

                    POLICIES WHICH ARE MECS

                    CHARACTERIZATION OF A POLICY AS A MEC. A policy will be classified as a MEC if premiums are paid more rapidly than allowed by a "7-pay test" under the tax law or if the policy is received in exchange for another policy that is a MEC. In addition, even if the policy initially is not a MEC, it may in certain circumstances become a MEC. These circumstances would include a later increase in benefits, any other material change of the policy (within the meaning of the tax law), and a withdrawal or reduction in the death benefit during the first seven contract years.

                    TAX TREATMENT OF WITHDRAWALS, LOANS, ASSIGNMENTS AND PLEDGES UNDER MECS. If the policy is a MEC, withdrawals from the policy will be treated first as withdrawals of income and then as a recovery of premium payments. Thus, withdrawals will be includible in income to the extent the contract value exceeds the investment in the policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) any portion of your contract value, as a withdrawal of such amount or portion. Your investment in the policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.

                    PENALTY TAXES PAYABLE ON WITHDRAWALS. A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age
                    59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy).

                    SPECIAL RULES IF YOU OWN MORE THAN ONE MEC. In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.

                    POLICIES WHICH ARE NOT MECS

                    TAX TREATMENT OF WITHDRAWALS. If the policy is not a MEC, the amount of any withdrawal from the policy will generally be treated first as a non-taxable recovery of premium payments and then as income from the policy. Thus, a withdrawal from a policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the policy immediately before the withdrawal.

                    CERTAIN DISTRIBUTIONS REQUIRED BY THE TAX LAW IN THE FIRST 15 POLICY YEARS.Section 7702 places limitations on the amount of premium payments that may be made and the contract values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.

                    TAX TREATMENT OF LOANS. If your policy is not a MEC, a loan you receive under the policy is generally treated as your indebtedness. As a result, no part of any loan under such a policy constitutes income to you so long as the policy remains in force. Nevertheless, in those situations where the interest rate credited to the loan account equals the interest rate charged to you for the loan, it is possible that some or all of the loan proceeds may be includible in your income. If a policy lapses (or if all contract value is withdrawn) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income.

                    OTHER CONSIDERATIONS

                    INSURED LIVES PAST AGE 100. If the insured survives beyond the end of the mortality table used to measure charges under the policy, which ends at age 100, we believe the policy will continue to qualify as life insurance for Federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the cash value in the year the insured attains age 100.

                    COMPLIANCE WITH THE TAX LAW. We believe that the maximum amount of premium payments we have determined for the policies will comply with the Federal tax definition of life insurance. We will monitor the amount of premium payments, and, if the premium payments during a contract year exceed those permitted by the tax law, we will refund the excess premiums within 60 days of the end of the policy year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. We also reserve the right to increase the death benefit (which may result in larger charges under a policy) or to take any other action deemed necessary to maintain compliance of the policy with the Federal tax definition of life insurance.

                    DISALLOWANCE OF INTEREST DEDUCTIONS. If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the beneficiary of a policy issued after June 8, 1997, a portion of the interest on indebtedness unrelated to the policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of an individual who is a 20% owner of the entity, or an officer, director, or employee of the trade or business, at the time first covered by the policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% owner of the entity and the owner's spouse at the time first covered by the policy.

                    FEDERAL INCOME TAX WITHHOLDING. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.

                    CHANGES IN THE POLICY OR CHANGES IN THE LAW. Changing the owner, exchanging the contract, and other changes under the policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this Prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.

                    TAX STATUS OF LLANY

                    Under existing Federal income tax laws, LLANY does not pay tax on investment income and realized capital gains of the Separate Account. LLANY does not expect that it will incur any Federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.

FAIR VALUE OF THE POLICY

                    It is sometimes necessary for tax and other reasons to determine the "fair value" of the Policy. The fair value of the Policy is measured differently for different purposes. It is not necessarily the same as the Accumulation Value or the Net Accumulation Value, although the amount of the Net Accumulation Value will typically be important in valuing the Policy for this purpose. For some but not all purposes, the fair value of the Policy may be the Surrender Value of the Policy. The fair value of the Policy may be impacted by developments other than the performance of the underlying investments. For example, without regard to any other factor, it increases as the Insured grows older. Moreover, on the death of the Insured, it tends to increase significantly. The Owner should consult with his or her advisors for guidance as to the appropriate methodology for determining the fair value of the Policy for a particular purpose.

DIRECTORS AND OFFICERS OF LLANY


                    The following persons are Directors and Officers of LLANY. Except as indicated below, the address of each is 100 Madison Street, Suite 1860, Syracuse, New York 13202 and each has been employed by LLANY or its affiliates for more than five years.



                            NAME, ADDRESS AND POSITION(S)
                            WITH REGISTRANT                   PRINCIPAL OCCUPATIONS LAST FIVE YEARS
                            ----------------------------------------------------------------------------
                            J. PATRICK BARRETT                Chairman and Chief Executive Officer
                            DIRECTOR                          [9/87 -- present], Carpat Investments;
                            4605 Watergap                     Chief Executive Officer and Director
                            Manlius, NY 13104                 [3/89 -- present], Syracuse Executive Air
                                                              Service, Incorporated; Director [6/89 --
                                                              present], Bennington Iron Works,
                                                              Incorporated; Director [1998 -- present],
                                                              Coyne Industrial Enterprises Corporation.
                                                              Formerly: President, Chief Operating
                                                              Officer and Director [4/98 -- 2001],
                                                              Telergy, Incorporated.

                            ROBERT D. BOND                    Vice President [5/98-present], The Lincoln
                            DIRECTOR                          National Life Insurance Company. Formerly:
                            1300 South Clinton Street         Senior Vice President [95-98], Great-West
                            Fort Wayne, IN 46801              Life Assurance Company.

                            JON A. BOSCIA                     President, Chief Executive Officer and
                            DIRECTOR                          Director [1/98-present], Lincoln National
                            Centre Square                     Corporation; Chief Executive Officer,
                            West Tower                        President and Director [present], Lincoln
                            1500 Market Street                National Management Corporation; President
                            Suite 3900                        and Director [present], The Lincoln
                            Philadelphia, PA 19102            National Life Insurance Company. Formerly:
                                                              President and Chief Executive Officer
                                                              [10/96 -- 1/98], President and Chief
                                                              Operating Officer [5/94-10/96], The
                                                              Lincoln National Life Insurance Company.

                            NAME, ADDRESS AND POSITION(S)
                            WITH REGISTRANT                   PRINCIPAL OCCUPATIONS LAST FIVE YEARS
                            ----------------------------------------------------------------------------
                            JANET CHRZAN                      Director, Senior Vice President and Chief
                            CHIEF FINANCIAL OFFICER AND       Financial Officer [4/00 -- present], The
                            SECOND VICE PRESIDENT             Lincoln National Life Insurance Company;
                            1300 South Clinton Street         Vice President and Treasurer [present],
                            Fort Wayne, IN 46801              The Financial Alternative; Formerly: Vice
                                                              President and Treasurer [8/95 -- 4/00] The
                                                              Lincoln National Life Insurance Company.

                            JOHN H. GOTTA                     Director, Second Vice President and
                            DIRECTOR, SECOND VICE PRESIDENT   Assistant Secretary [12/99-present],
                            AND ASSISTANT SECRETARY           Lincoln Life & Annuity Company of New
                            350 Church Street                 York; Chief Executive Officer of Life
                            Hartford, CT 06103                Insurance, Executive Vice President and
                                                              Assistant Secretary [12/99-present].
                                                              Formerly: Senior Vice President and
                                                              Assistant Secretary [4/98-12/99], Senior
                                                              Vice President [2/98-4/98], Vice President
                                                              and General Manager [1/98-2/98], The
                                                              Lincoln National Life Insurance Company;
                                                              Senior Vice President [3/96-12/97],
                                                              Connecticut General Life Insurance
                                                              Company.

                            BARBARA S. KOWALCZYK              Senior Vice President, Corporation
                            DIRECTOR                          Planning [5/94-present], Lincoln National
                            Centre Square                     Corporation
                            West Tower
                            1500 Market Street
                            Suite 3900
                            Philadelphia, PA 19102

                            MARGUERITE L. LACHMAN             Principal [11/99-present], Lend Lease Real
                            DIRECTOR                          Estate Investments. Formerly: Managing
                            437 Madison Avenue,               Director [4/87-11/99], Schroeder Real
                            18th Floor                        Estate Associates.
                            New York, NY 10022

                            LOUIS G. MARCOCCIA                Senior Vice President for Business,
                            DIRECTOR                          Finance and Administrative Services,
                            Syracuse University               [1975-present], Syracuse University.
                            Syracuse, NY 13244

                            GARY W. PARKER                    Senior Vice President and Chief Product
                            DIRECTOR                          Officer [3/00-present], Vice President,
                            350 Church Street                 Product Management [7/98-3/00], The
                            Hartford, CT 06103                Lincoln National Life Insurance Company.
                                                              Formerly: Senior Vice President, Life
                                                              Products [10/97-6/98], Vice President,
                                                              Marketing Services [9/89-10/97], Life of
                                                              Virginia.

                            JOHN M. PIETRUSKI                 Chairman of the Board, Texas Biotechnology
                            DIRECTOR                          Corporation.
                            One Penn Plaza
                            Suite 3408
                            New York, NY 10119

                            NAME, ADDRESS AND POSITION(S)
                            WITH REGISTRANT                   PRINCIPAL OCCUPATIONS LAST FIVE YEARS
                            ----------------------------------------------------------------------------
                            RON J. PONDER                     Director [99-present], Lincoln National
                            DIRECTOR                          Corporation; President and Chief Executive
                            25 Airport Road                   Officer [00-present], Cap Gemini Ernst &
                            Morristown, NJ 07960              Young Telecom, Media & Networks-Americas.
                                                              Formerly: Executive Vice President,
                                                              Operations & Service [96-97], American
                                                              Telephone & Telegraph Company; President
                                                              and Chief Executive Officer [97-99], BDSI,
                                                              Incorporated.

                            MARK E. REYNOLDS                  Senior Vice President [4/01-present] The
                            DIRECTOR                          Lincoln National Life Insurance Company,
                            1300 South Clinton St.            Director [5/01-present] First Penn-Pacific
                            Fort Wayne, IN 46802              Life Insurance Company. Formerly:
                                                              Executive Vice President and Chief
                                                              Financial Officer [8/96-4/01] Cova
                                                              Financial Services.

                            LORRY J. STENSRUD                 Director, Executive Vice President and
                            PRESIDENT AND DIRECTOR            Chief Executive Officer of Annuities
                            1300 South Clinton Street         [6/00-present]; The Lincoln National Life
                            Fort Wayne, IN 46802              Insurance Company; Director,
                                                              [6/00-present], Lincoln Financial Group
                                                              Foundation, Incorporated.

                            RICHARD C. VAUGHAN                Executive Vice President and Chief
                            DIRECTOR                          Financial Officer [1/95-present], Lincoln
                            Centre Square                     National Corporation.
                            West Tower
                            1500 Market Street
                            Suite 3900
                            Philadelphia, PA 19102


DISTRIBUTION OF POLICIES


                    LLANY intends to offer the Policy in New York. Lincoln Financial Advisors Corporation ("LFA"), an affiliate of LLANY and the principal underwriter for the Policies, is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers ("NASD"). LFA has overall responsibility for establishing a selling plan for the Policies. Compensation by LLANY to the Principal Underwriter is separate from that paid to the selling house, the registered representative and any other selling intermediaries. The principal business address of LFA is 350 Church Street, Hartford, CT 06103.



                    The Policy may be sold by individuals who, in addition to being appointed as life insurance agents for the Company, are also registered representatives with broker-dealers who maintain selling agreements with us. Included among these broker-dealers are Lincoln Financial Advisors Corporation and Lincoln Financial Distributors, both of whom are our affiliates. Registered Representatives may receive commission and service fees up to 60% of first year premium, plus up to 5% of all other premiums paid. In lieu of premium-based commission, we may pay equivalent amounts over time, based on Accumulation Value. Registered Representatives are also eligible for cash bonuses and "non-cash compensation." The latter [as defined in NASD Conduct Rule 2820] includes such things as office space, computers, club credit, prizes, awards, training and education meetings.

                    Additionally, the broker-dealer may receive compensation on the first year premium and all additional premiums and/or reimbursements for portions of Policy sales expenses. In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with the Registered Representative. Depending on the particular selling arrangements, there may be others whom we compensate for distribution activities. For example, we may compensate certain "wholesalers," who control access to certain selling offices, for access to those offices.



                    All compensation is paid from our resources, which include fees and charges imposed under the Policy.


CHANGES OF INVESTMENT POLICY

                    LLANY may materially change the investment policy of the Separate Account. LLANY must inform the Owners and obtain all necessary regulatory approvals. Any change must be submitted to the various state insurance departments which shall disapprove it if deemed detrimental to the interests of the Owners or if it renders LLANY's operations hazardous to the public. If an Owner objects, the Policy may be converted to a substantially comparable fixed benefit life insurance policy offered by LLANY on the life of the Insured. The Owner has the later of 60 days from the date of the investment policy change or 60 days from being informed of such change to make this conversion. LLANY will not require evidence of insurability for this conversion.

                    The new policy will not be affected by the investment experience of any separate account. The new policy will be for an amount of insurance not exceeding the Death Benefit of the Policy converted on the date of such conversion.

STATE REGULATION

                    LLANY is subject to the laws of New York governing insurance companies and to regulation by the New York Insurance Department. An annual statement in a prescribed form is filed with the New York Insurance Department each year covering the operation of LLANY for the preceding year and its financial condition as of the end of such year. Regulation by the Insurance Department includes periodic examination to determine LLANY's contract liabilities and reserves so that the Insurance Department may certify the items are correct. LLANY's books and accounts are subject to review by the Insurance Department at all times and a full examination of its operations is conducted periodically by the New York Department of Insurance. Such regulation does not, however, involve any supervision of management or investment practices or policies.

                    A blanket bond with a per event limit of $25 million and an annual policy aggregate limit of $50 million covers all of the officers and employees of LLANY.

REPORTS TO OWNERS

                    LLANY maintains Policy records and will mail to each Owner, at the last known address of record, an annual statement showing the amount of the current Death Benefit, the Accumulation Value, and Surrender Value, premiums paid and monthly charges deducted since the last report, the amounts invested in each Sub-Account and any Loan Account Value.

                    Owners will also be sent annual reports containing financial statements for the Variable Account and annual and semi-annual reports of the Funds as required by the 1940 Act.

                    Policy Owners will receive statements of significant transactions, such as changes in Specified Amount or Death Benefit Option, transfers among Sub-Accounts, Premium Payments, loans, loan repayments, reinstatement and termination, and any information required by the New York Insurance Department.

ADVERTISING

                    LLANY is also ranked and rated by independent financial rating services, including Moody's, Standard & Poor's,
                    Duff & Phelps and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of LLANY. The ratings are not intended to reflect the investment experience or financial strength of the Separate Account. LLANY may advertise these ratings from time to time. In addition, LLANY may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend LLANY or the Policies. Furthermore, LLANY may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

                    We are a member of the Insurance Marketplace Standards Association ("IMSA") and may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and services for individually sold life insurance and annuities.


LEGAL PROCEEDINGS



                    LLANY may be involved in various pending or threatened legal proceedings arising from the conduct of its business. These proceedings are routine and in the ordinary course of business.


EXPERTS


                    The financial statements of the Separate Account and the statutory-basis financial statements of LLANY appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, 2300 National City Center, 110 West Berry Street, Fort Wayne, IN 46802, as set forth in their reports also appearing elsewhere in this Prospectus and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included herein in reliance on their reports given on their authority as experts in accounting and auditing.



                    Actuarial matters included in this Prospectus have been examined by Vaughn W. Robbins, FSA, as stated in the opinion filed as an exhibit to the Registration Statement.



                    Legal matters in connection with the Policies described herein are being passed upon by Robert O. Sheppard, Esq., as stated in the opinion filed as an exhibit to the Registration Statement.


REGISTRATION STATEMENT

                    A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This Prospectus does not contain all the information set forth in the Registration Statement and amendments thereto and exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the Variable Account, LLANY, and the Policies offered hereby. Statements contained in this Prospectus as to the content of Policies and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

APPENDIX 1

                    GUARANTEED MAXIMUM COST OF INSURANCE RATES

                    The Guaranteed Maximum Cost of Insurance Rates, per $1,000 of Net Amount at Risk, for standard risks are set forth in the following Table based on the 1980 Commissioners Standard Ordinary Mortality Tables, Age Nearest Birthday (1980 CSO); or for unisex rates, on the 1980 CSO-B Table.

ATTAINED AGE              MALE      FEMALE     UNISEX
(NEAREST                MONTHLY    MONTHLY    MONTHLY
BIRTHDAY)                 RATE       RATE       RATE
---------               --------   --------   --------
          0              0.34845    0.24089    0.32677
          1              0.08917    0.07251    0.08667
          2              0.08251    0.06750    0.07917
          3              0.08167    0.06584    0.07834
          4              0.07917    0.06417    0.07584
          5              0.07501    0.06334    0.07251
          6              0.07167    0.06084    0.06917
          7              0.06667    0.06000    0.06584
          8              0.06334    0.05834    0.06250
          9              0.06167    0.05750    0.06084
         10              0.06084    0.05667    0.06000
         11              0.06417    0.05750    0.06250
         12              0.07084    0.06000    0.06917
         13              0.08251    0.06250    0.07834
         14              0.09584    0.06887    0.09001
         15              0.11085    0.07084    0.10334
         16              0.12585    0.07601    0.11585
         17              0.13919    0.07917    0.12752
         18              0.14836    0.08167    0.13502
         19              0.15502    0.08501    0.14085
         20              0.15836    0.08751    0.14502
         21              0.15919    0.08917    0.14585
         22              0.15752    0.09084    0.14419
         23              0.15502    0.09251    0.14252
         24              0.15189    0.09501    0.14085
         25              0.14752    0.09668    0.13752
         26              0.11419    0.09918    0.13585
         27              0.14252    0.10168    0.13418
         28              0.14169    0.10501    0.13418
         29              0.14252    0.10635    0.13585
         30              0.14419    0.11251    0.13752
         31              0.14836    0.11668    0.14169
         32              0.15252    0.12085    0.14585
         33              0.15919    0.12502    0.15252
         34              0.16889    0.13168    0.15919
         35              0.17586    0.13752    0.16836
         36              0.18670    0.14669    0.17837
         37              0.20004    0.15752    0.19170
         38              0.21505    0.17003    0.20588
         39              0.23255    0.18503    0.22338
         40              0.25173    0.20171    0.24173
         41              0.27424    0.22005    0.26340
         42              0.29675    0.23922    0.28508
         43              0.32260    0.25757    0.31010
         44              0.34929    0.27674    0.33428
         45              0.37931    0.29675    0.36263
         46              0.41017    0.31677    0.39182
         47              0.44353    0.33761    0.42268
         48              0.47856    0.36096    0.45437
         49              0.51777    0.38598    0.49107
ATTAINED AGE              MALE      FEMALE     UNISEX
(NEAREST                MONTHLY    MONTHLY    MONTHLY
BIRTHDAY)                 RATE       RATE       RATE
---------               --------   --------   --------
         50              0.55948    0.41350    0.53028
         51              0.60870    0.44270    0.57533
         52              0.66377    0.47523    0.62539
         53              0.72636    0.51276    0.68297
         54              0.79730    0.55114    0.74722
         55              0.87326    0.59118    0.81566
         56              0.95591    0.63123    0.88996
         57              1.04192    0.66961    0.96593
         58              1.13378    0.70633    1.04609
         59              1.23236    0.74556    1.13211
         60              1.34180    0.78979    1.22817
         61              1.46381    0.84488    1.33511
         62              1.60173    0.91417    1.45796
         63              1.75809    1.00267    1.59922
         64              1.93206    1.10539    1.75725
         65              2.12283    1.21731    1.92955
         66              2.32623    1.33511    2.11195
         67              2.54312    1.45461    2.30614
         68              2.77350    1.57247    2.50878
         69              3.02328    1.69955    2.72909
         70              3.30338    1.84590    2.97466
         71              3.62140    2.02325    3.25640
         72              3.98666    2.24419    3.58279
         73              4.40599    2.51548    3.95978
         74              4.87280    2.83552    4.38330
         75              5.37793    3.19685    4.84334
         76              5.91225    3.59370    5.33245
         77              6.46824    4.01942    5.84227
         78              7.04089    4.47410    6.36948
         79              7.64551    4.97042    6.92851
         80              8.30507    5.52957    7.54229
         81              9.03761    6.17118    8.22883
         82              9.86724    6.91414    9.01216
         83             10.80381    7.77075    9.90124
         84             11.82571    8.72632   10.87533
         85             12.91039    9.76952   11.92213
         86             14.03509   10.89151   13.01471
         87             15.18978   12.08770   14.15507
         88             16.36948   13.35774   15.33494
         89             17.57781   14.70820   16.56493
         90             18.82881   16.15259   17.85746
         91             20.14619   17.71416   19.23699
         92             21.57655   19.43814   20.76665
         93             23.20196   21.40786   22.49837
         94             25.28174   23.63051   24.70915
         95             28.27411   27.16158   27.82758
         96             33.10577   32.32378   32.78845
         97             41.68476   41.21204   41.45783
         98             58.01259   57.81394   57.95663
         99             90.90909   90.90909   90.90909

APPENDIX 2

                    ILLUSTRATION OF SURRENDER CHARGES

                    The initial Surrender Charge is calculated as (a) times (b), plus (c), with that result not to exceed (d), where
                    (a) is 1.25;
                    (b) is the curtate net level premium for the Specified
                        Amount of insurance, calculated using the 1980 Commissioners Standard Ordinary mortality table and 4% interest;
                    (c) is $10 per $1000 of Specified Amount; and
                    (d) is $50 per $1000 of Specified Amount.

                    The Surrender Charge decreases from its initial amount to zero over a period of at most 15 years. If the insured's Age at issue is 55 or greater, then the Surrender Charge decreases to zero over a period of ten years. In general terms, the initial Surrender Charge is amortized in proportion to a twenty year life contingent annuity due, with a further reduction in the final years of the surrender charge period. In formulas, the Surrender Charge a point in time "t" years after issue is (a) times (b) times (c), where
                    (a) is the initial Surrender Charge;
                    (b) is the ratio of a life contingent annuity due beginning at time t and ending 20 years after issue, divided by a life contingent annuity due beginning at issue and ending 20 years after issue, both calculated using the 1980 Commissioners Standard Ordinary mortality table and 4% interest; and
                    (c) is a durational factor depending on the issue Age and
                        policy year "t". Values are shown below for issue Age 50 or less, and for issue Age 55 or more. Values for Ages 51 through 54 fall in between these values.

                                                   AGE 50             AGES 55
                                T                 OR LESS             OR MORE
                                -                 -------             -------
                            7 or less               100%                 75%
                                8                   100%                 50%
                                9                   100%                 25%
                                10                  100%                  0%
                                11                   80%                  0%
                                12                   60%                  0%
                                13                   40%                  0%
                                14                   20%                  0%
                            15 or more                0%                  0%

                    EXAMPLE 1: A male, Age 45, purchases a policy with a Specified Amount of $100,000.

                    The initial Surrender Charge is computed as follows:

                    net level premium = 1987.66

                    $10 per $1000 of Specified Amount = $1000

                    $50 per $1000 of Specified Amount = $5000

                    initial Surrender Charge = 1.25 X $1987.66 + 1000 = $3,484.57, which is less than $5000.

                    This amount decreased to zero over 15 years as follows:

                            YEARS   INITIAL
                            AFTER  SURRENDER   ANNUITY    DURATIONAL   SURRENDER
                            ISSUE   CHARGE      RATIO       FACTOR      CHARGE
                            -----  ---------   -------    ----------   ---------
                              0    $3,484.57   1.00000        100%     3,484.57
                              1    $3,484.57   0.96609        100%     3,366.42
                              2    $3,484.57   0.93101        100%     3,244.18
                              3    $3,484.57   0.89471        100%     3,117.68
                              4    $3,484.57   0.85711        100%     2,986.67
                              5    $3,484.57   0.81818        100%     2,850.99
                              6    $3,484.57   0.77782        100%     2,710.36
                              7    $3,484.57   0.73600        100%     2,564.64
                              8    $3,484.57   0.69265        100%     2,413.59
                              9    $3,484.57   0.64769        100%     2,256.93
                             10    $3,484.57   0.60104        100%     2,094.38
                             11    $3,484.57   0.55257         80%     1,540.37
                             12    $3,484.57   0.50212         60%     1,049.80
                             13    $3,484.57   0.44952         40%       626.55
                             14    $3,484.57   0.39456         20%       274.97
                             15    $3,484.57   0.33701          0%         0.00

                    EXAMPLE 2: A female, Age 55, purchases a policy with a Specified Amount of $200,000.

                    The initial Surrender Charge is computed as follows:

                    net level premium = $4,996.55

                    $10 per $1000 of Specified Amount = $2,000

                    $50 per $1000 of Specified Amount = $10,000

                    initial Surrender Charge = 1.25 X $4996.55 + 2000 = $8,245.68, which is less than $10,000.

                    This amount decreased to zero over 10 years as follows:

                            YEARS   INITIAL
                            AFTER  SURRENDER   ANNUITY    DURATIONAL   SURRENDER
                            ISSUE   CHARGE      RATIO       FACTOR      CHARGE
                            -----  ---------   -------    ----------   ---------
                              0    $8,245.68   1.00000        100%     8,245.68
                              1    $8,245.68   0.96649        100%     7,969.40
                              2    $8,245.68   0.93185        100%     7,683.73
                              3    $8,245.68   0.89596        100%     7,387.80
                              4    $8,245.68   0.85871        100%     7,080.67
                              5    $8,245.68   0.82003        100%     6,761.74
                              6    $8,245.68   0.77986        100%     6,430.50
                              7    $8,245.68   0.73818         75%     4,565.07
                              8    $8,245.68   0.69496         50%     2,885.22
                              9    $8,245.68   0.65022         25%     1,340.37
                             10    $8,245.68   0.60387          0%         0.00

APPENDIX 3

                    CORRIDOR PERCENTAGES

ATTAINED AGE OF
THE INSURED                CORRIDOR
(NEAREST BIRTHDAY)        PERCENTAGE
------------------        ----------
         0-40                250%
          41                 243%
          42                 236%
          43                 229%
          44                 222%
          45                 215%
          46                 209%
          47                 203%
          48                 197%
          49                 191%
          50                 185%
          51                 178%
          52                 171%
          53                 164%
          54                 157%
          55                 150%
          56                 146%
          57                 142%
          58                 138%
          59                 134%
          60                 130%
          61                 128%
          62                 126%
          63                 124%
          64                 122%
          65                 120%
          66                 119%
          67                 118%
          68                 117%
          69                 116%
          70                 115%
          71                 113%
          72                 111%
          73                 109%
          74                 107%
         75-90               105%
          91                 104%
          92                 103%
          93                 102%
          94                 101%
         95-99               100%

APPENDIX 4

                    ILLUSTRATIONS OF ACCUMULATION VALUES, SURRENDER VALUES, AND DEATH BENEFIT PROCEEDS


                    The illustrations in this Prospectus have been prepared to help show how values under the Policies change with investment performance. The illustrations illustrate how Accumulation Values, Surrender Values and Death Benefit Proceeds under a Policy would vary over time if the hypothetical gross investment rates of return were a uniform annual effective rate of either 0%, 6% or 12%. Actual returns will fluctuate over time and likely will be both positive and negative. The hypothetical gross investment rate of return may indeed average 0%, 6%, or 12% over a period of years. However, it may fluctuate above and below those averages throughout the years shown. In that case, the actual Accumulation Values, Surrender Values and Death Benefit Proceeds could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Policy unless the Owner pays more than the stated Premium. The illustrations also assume there are no Policy Loans or Partial Surrenders, no additional Premium Payments are made other than shown, no Accumulation Values are allocated to the Fixed Account, and there are no changes in the Specified Amount or Death Benefit Option.



                    The amounts shown for the Accumulation Value, Surrender Value and Death Benefit Proceeds as of each Policy Anniversary reflect the fact that charges are made and expenses applied which lower investment return on the assets held in the Sub-Accounts. Daily charges are made against the assets of the Sub-Accounts for assuming mortality and expense risks. The mortality and expense risk charges are equivalent to an annual effective rate of 0.75% of the daily net asset value of the Separate Account in years 1-10, 0.35% in years 11-20 and 0.20% in years 21 and later. In addition, the amounts shown also reflect the deduction of Fund investment advisory fees and other expenses which will vary depending on which funding vehicle is chosen but which are assumed for purposes of these illustrations to be equivalent to an annual effective rate of 0.86% of the daily net asset value of the Separate Account. This rate reflects an arithmetic average of total Fund portfolio annual expenses for the year ending December 31, 2001.



                    Considering charges for mortality and expense risks and the assumed Fund expenses, gross annual rates of 0%, 6% and 12% correspond to net investment experience at annual rates of -1.60%, 4.36% and 10.31%, for years 1-10, -1.21%, 4.77% and
                    10.75% in years 11-20, and -1.06%, 4.93% and 10.92% in years
                    21 and later.


                    The illustrations also reflect the fact that LLANY makes monthly charges for providing insurance protection. Current values reflect current Cost of Insurance charges and guaranteed values reflect the maximum Cost of Insurance charges guaranteed in the Policy. The values shown are for Policies which are issued as preferred and standard. Policies issued on a substandard basis would result in lower Accumulation Values and Death Benefit Proceeds than those illustrated.

                    The illustrations also reflect the fact that LLANY deducts a premium load of 5% from each Premium Payment.

                    The Surrender Values shown in the illustrations reflect the fact that LLANY will deduct a Surrender Charge from the Policy's Accumulation Value for any Policy surrendered in full during the first fifteen Policy Years. Surrender Charges reflect, in part, age and Specified Amount, and are shown in the illustrations.

                    In addition, the illustrations reflect the fact that LLANY deducts a monthly administrative charge at the beginning of each Policy Month. This monthly administrative expense charge is a flat dollar charge of $10 per month in the first year. Current values reflect a current flat dollar monthly administrative expense charge of $5 (and guaranteed values, $5) in subsequent Policy Years.

                    Upon request, LLANY will furnish a comparable illustration based on the proposed insured's age, gender classification, smoking classification, risk classification and premium payment requested.

                                  MALE    AGE 45    NONSMOKER
                                  PREFERRED -- $5,396 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION 1

                                  GUARANTEED BASIS

                         PREMIUMS
                        ACCUMULATED
       END OF               AT                 DEATH BENEFIT              TOTAL ACCUMULATION VALUE(1)
       POLICY           5% INTEREST     ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
        YEAR             PER YEAR     GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%
---------------------   -----------   --------   --------   ---------   --------   --------   ---------
          1                 5,666     500,000    500,000     500,000      3,505      3,761       4,017
          2                11,615     500,000    500,000     500,000      5,978      6,680       7,415
          3                17,861     500,000    500,000     500,000      8,230      9,542      10,976
          4                24,420     500,000    500,000     500,000     10,255     12,336      14,711
          5                31,307     500,000    500,000     500,000     12,032     15,035      18,616

          6                38,538     500,000    500,000     500,000     13,551     17,623      22,699
          7                46,131     500,000    500,000     500,000     14,773     20,053      26,939
          8                54,103     500,000    500,000     500,000     15,669     22,285      31,323
          9                62,474     500,000    500,000     500,000     16,199     24,269      35,832
         10                71,264     500,000    500,000     500,000     16,319     25,946      40,436

         15               122,260     500,000    500,000     500,000     10,085     28,754      65,924
         20               187,345           0    500,000     500,000          0     13,822      92,167
         25               270,412           0          0     500,000          0          0     111,366
         30               376,429           0          0     500,000          0          0     101,286


       END OF                  SURRENDER VALUE
       POLICY            ANNUAL INVESTMENT RETURN OF
        YEAR           GROSS 0%   GROSS 6%   GROSS 12%
---------------------  --------   --------   ---------
          1                  0          0           0
          2                  0          0           0
          3                  0          0           0
          4                  0          0           0
          5                  0        970       4,551
          6                176      4,247       9,323
          7              2,112      7,391      14,277
          8              3,748     10,364      19,402
          9              5,045     13,115      24,678
         10              5,961     15,588      30,078
         15              9,972     28,641      65,812
         20                  0     13,822      92,167
         25                  0          0     111,366
         30                  0          0     101,286


Amounts are in Dollars

(1) Where a zero value is shown, the Policy will lapse without payment of additional Premium.



                                  If Premiums are paid more frequently than annually, the Death Benefit Proceeds, Accumulation Values and Surrender Values would be less than those illustrated.



                                  Assumes no policy loans or partial surrenders have been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative fees and premium load assumed.



                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment returns will fluctuate over time and likely will be both positive and negative. Depending upon the timing, the Owners' allocations to each Fund, the Funds' rates of return and degree of fluctuation; the actual values could be substantially less than those shown, and may, under certain circumstances, result in lapse of the Policy unless the Owner pays more that the stated Premium. Accumulation Values and Surrender Values and Death Benefit Proceeds for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.



                                  The amounts shown in these illustrations reflect (1) the deduction of mortality and expense risk charges and (2) assumed Fund total expenses of 0.86% per year.

                                  MALE    AGE 45    NONSMOKER
                                  PREFERRED -- $5,396 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION 1

                                  CURRENT BASIS

                         PREMIUMS
                        ACCUMULATED
       END OF               AT                 DEATH BENEFIT              TOTAL ACCUMULATION VALUE(1)
       POLICY           5% INTEREST     ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
        YEAR             PER YEAR     GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%
---------------------   -----------   --------   --------   ---------   --------   --------   ---------
          1                 5,666     500,000    500,000     500,000      3,505      3,761       4,017
          2                11,615     500,000    500,000     500,000      6,926      7,657       8,422
          3                17,861     500,000    500,000     500,000     10,186     11,617      13,172
          4                24,420     500,000    500,000     500,000     13,319     15,674      18,339
          5                31,307     500,000    500,000     500,000     16,350     19,859      23,993

          6                38,538     500,000    500,000     500,000     19,306     24,204      30,214
          7                46,131     500,000    500,000     500,000     22,164     28,692      37,038
          8                54,103     500,000    500,000     500,000     24,810     33,212      44,412
          9                62,474     500,000    500,000     500,000     27,409     37,936      52,567
         10                71,264     500,000    500,000     500,000     29,900     42,807      61,523

         15               122,260     500,000    500,000     500,000     40,227     69,623     122,745
         20               187,345     500,000    500,000     500,000     46,809    100,758     224,111
         25               270,412     500,000    500,000     500,000     49,902    138,981     400,042
         30               376,429     500,000    500,000     750,789     43,273    181,466     701,672


       END OF                  SURRENDER VALUE
       POLICY            ANNUAL INVESTMENT RETURN OF
        YEAR           GROSS 0%   GROSS 6%   GROSS 12%
---------------------  --------   --------   ---------
          1                  0          0           0
          2                  0          0           0
          3                  0          0           0
          4                  0        945       3,609
          5              2,285      5,794       9,928
          6              5,931     10,828      16,838
          7              9,503     16,030      24,377
          8             12,888     21,291      32,491
          9             16,255     26,782      41,413
         10             19,542     32,449      51,165
         15             40,115     69,511     122,632
         20             46,809    100,758     224,111
         25             49,902    138,981     400,042
         30             43,273    181,466     701,672


Amounts are in Dollars

(1) Where a zero value is shown, the Policy will lapse without payment of additional Premium.



                                  If Premiums are paid more frequently than annually, the Death Benefit Proceeds, Accumulation Values and Surrender Values would be less than those illustrated.



                                  Assumes no policy loans or partial surrenders have been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative fees and premium load assumed.



                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment returns will fluctuate over time and likely will be both positive and negative. Depending upon the timing, the Owners' allocations to each Fund, the Funds' rates of return and degree of fluctuation; the actual values could be substantially less than those shown, and may, under certain circumstances, result in lapse of the Policy unless the Owner pays more that the stated Premium. Accumulation Values and Surrender Values and Death Benefit Proceeds for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.



                                  The amounts shown in these illustrations reflect (1) the deduction of mortality and expense risk charges and (2) assumed Fund total expenses of 0.86% per year.

                                  MALE    AGE 55    NONSMOKER
                                  PREFERRED -- $9,184 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION 1

                                  GUARANTEED BASIS

                         PREMIUMS
                        ACCUMULATED
       END OF               AT                 DEATH BENEFIT              TOTAL ACCUMULATION VALUE(1)
       POLICY           5% INTEREST     ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
        YEAR             PER YEAR     GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%
---------------------   -----------   --------   --------   ---------   --------   --------   ---------
          1                 9,643     500,000    500,000     500,000      5,930      6,364       6,801
          2                19,769     500,000    500,000     500,000      8,770      9,923      11,133
          3                30,400     500,000    500,000     500,000     11,099     13,167      15,441
          4                41,563     500,000    500,000     500,000     12,891     16,052      19,696
          5                53,285     500,000    500,000     500,000     14,112     18,523      23,862

          6                65,592     500,000    500,000     500,000     14,702     20,498      27,873
          7                78,515     500,000    500,000     500,000     14,593     21,880      31,647
          8                92,084     500,000    500,000     500,000     13,690     22,542      35,074
          9               106,331     500,000    500,000     500,000     11,882     22,334      38,014
         10               121,291     500,000    500,000     500,000      9,056     21,094      40,316

         15               208,086           0          0     500,000          0          0      36,956
         20               318,862           0          0           0          0          0           0
         25               460,242           0          0           0          0          0           0
         30               640,683           0          0           0          0          0           0


       END OF                  SURRENDER VALUE
       POLICY            ANNUAL INVESTMENT RETURN OF
        YEAR           GROSS 0%   GROSS 6%   GROSS 12%
---------------------  --------   --------   ---------
          1                  0          0           0
          2                  0          0           0
          3                  0          0           0
          4                  0          0           0
          5                  0          0       3,627
          6                  0      1,245       8,621
          7                514      7,801      17,569
          8              4,714     13,566      26,098
          9              7,496     17,948      33,628
         10              8,722     20,761      39,983
         15                  0          0      36,956
         20                  0          0           0
         25                  0          0           0
         30                  0          0           0


Amounts are in Dollars

(1) Where a zero value is shown, the Policy will lapse without payment of additional Premium.



                                  If Premiums are paid more frequently than annually, the Death Benefit Proceeds, Accumulation Values and Surrender Values would be less than those illustrated.



                                  Assumes no policy loans or partial surrenders have been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative fees and premium load assumed.



                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment returns will fluctuate over time and likely will be both positive and negative. Depending upon the timing, the Owners' allocations to each Fund, the Funds' rates of return and degree of fluctuation; the actual values could be substantially less than those shown, and may, under certain circumstances, result in lapse of the Policy unless the Owner pays more that the stated Premium. Accumulation Values and Surrender Values and Death Benefit Proceeds for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.



                                  The amounts shown in these illustrations reflect (1) the deduction of mortality and expense risk charges and (2) assumed Fund total expenses of 0.86% per year.

                                  MALE    AGE 55    NONSMOKER
                                  PREFERRED -- $9,184 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION 1

                                  CURRENT BASIS

                         PREMIUMS
                        ACCUMULATED
       END OF               AT                 DEATH BENEFIT               TOTAL ACCUMULATION VALUE(1)
       POLICY           5% INTEREST     ANNUAL INVESTMENT RETURN OF        ANNUAL INVESTMENT RETURN OF
        YEAR             PER YEAR     GROSS 0%   GROSS 6%   GROSS 12%    GROSS 0%   GROSS 6%   GROSS 12%
---------------------   -----------   --------   --------   ----------   --------   --------   ----------
          1                 9,643     500,000    500,000       500,000     5,930      6,364         6,801
          2                19,769     500,000    500,000       500,000    11,536     12,774        14,068
          3                30,400     500,000    500,000       500,000    16,790     19,198        21,818
          4                41,563     500,000    500,000       500,000    21,790     25,738        30,211
          5                53,285     500,000    500,000       500,000    26,492     32,351        39,271

          6                65,592     500,000    500,000       500,000    31,033     39,182        49,216
          7                78,515     500,000    500,000       500,000    35,439     46,269        60,174
          8                92,084     500,000    500,000       500,000    39,692     53,604        72,240
          9               106,331     500,000    500,000       500,000    43,636     61,048        85,392
         10               121,291     500,000    500,000       500,000    47,203     68,541        99,695

         15               208,086     500,000    500,000       500,000    60,928    109,567       198,775
         20               318,862     500,000    500,000       500,000    63,686    154,018       366,710
         25               460,242     500,000    500,000       700,267    45,351    198,432       666,921
         30               640,683           0    500,000     1,227,606         0    243,772     1,169,149


       END OF                  SURRENDER VALUE
       POLICY            ANNUAL INVESTMENT RETURN OF
        YEAR           GROSS 0%   GROSS 6%   GROSS 12%
---------------------  --------   --------   ----------
          1                  0          0             0
          2                  0          0             0
          3                  0          0             0
          4                598      4,546         9,019
          5              6,256     12,116        19,036
          6             11,780     19,930        29,964
          7             21,361     32,190        46,096
          8             30,716     44,628        63,264
          9             39,250     56,662        81,006
         10             46,870     68,208        99,362
         15             60,928    109,567       198,775
         20             63,686    154,018       366,710
         25             45,351    198,432       666,921
         30                  0    243,772     1,169,149


Amounts are in Dollars

(1) Where a zero value is shown, the Policy will lapse without payment of additional Premium.



                                  If Premiums are paid more frequently than annually, the Death Benefit Proceeds, Accumulation Values and Surrender Values would be less than those illustrated.



                                  Assumes no policy loans or partial surrenders have been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative fees and premium load assumed.



                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment returns will fluctuate over time and likely will be both positive and negative. Depending upon the timing, the Owners' allocations to each Fund, the Funds' rates of return and degree of fluctuation; the actual values could be substantially less than those shown, and may, under certain circumstances, result in lapse of the Policy unless the Owner pays more that the stated Premium. Accumulation Values and Surrender Values and Death Benefit Proceeds for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.



                                  The amounts shown in these illustrations reflect (1) the deduction of mortality and expense risk charges and (2) assumed Fund total expenses of 0.86% per year.

                                  FEMALE    AGE 45    NONSMOKER
                                  PREFERRED -- $4,391 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION 1
                                  GUARANTEED BASIS

                         PREMIUMS
                        ACCUMULATED
       END OF               AT                 DEATH BENEFIT              TOTAL ACCUMULATION VALUE(1)
       POLICY           5% INTEREST     ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
        YEAR             PER YEAR     GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%
---------------------   -----------   --------   --------   ---------   --------   --------   ---------
          1                 4,611     500,000    500,000     500,000      2,907      3,116       3,327
          2                 9,452     500,000    500,000     500,000      4,991      5,569       6,174
          3                14,535     500,000    500,000     500,000      6,928      8,013       9,198
          4                19,872     500,000    500,000     500,000      8,706     10,434      12,403
          5                25,476     500,000    500,000     500,000     10,318     12,821      15,801

          6                31,361     500,000    500,000     500,000     11,753     15,162      19,400
          7                37,539     500,000    500,000     500,000     13,003     17,444      23,213
          8                44,027     500,000    500,000     500,000     14,052     19,646      27,248
          9                50,839     500,000    500,000     500,000     14,875     21,738      31,502
         10                57,991     500,000    500,000     500,000     15,470     23,711      35,999

         15                99,489     500,000    500,000     500,000     15,378     32,228      64,576
         20               152,452     500,000    500,000     500,000      7,727     35,178     105,741
         25               220,048           0    500,000     500,000          0     22,515     164,383
         30               306,320           0          0     500,000          0          0     252,354


       END OF                  SURRENDER VALUE
       POLICY            ANNUAL INVESTMENT RETURN OF
        YEAR           GROSS 0%   GROSS 6%   GROSS 12%
---------------------  --------   --------   ---------
          1                  0          0           0
          2                  0          0           0
          3                  0          0           0
          4                  0          0           0
          5                  0        817       3,797
          6                334      3,743       7,981
          7              2,191      6,632      12,402
          8              3,872      9,466      17,068
          9              5,351     12,214      21,978
         10              6,628     14,869      27,157
         15             15,282     32,132      64,481
         20              7,727     35,178     105,741
         25                  0     22,515     164,383
         30                  0          0     252,354


Amount are in Dollars

(1) Where a zero value is shown, the Policy will lapse without payment of additional Premium.



                                  If Premiums are paid more frequently than annually, the Death Benefit Proceeds, Accumulation Values and Surrender Values would be less than those illustrated.



                                  Assumes no policy loans or partial surrenders have been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative fees and premium load assumed.



                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment returns will fluctuate over time and likely will be both positive and negative. Depending upon the timing, the Owners' allocations to each Fund, the Funds' rates of return and degree of fluctuation; the actual values could be substantially less than those shown, and may, under certain circumstances, result in lapse of the Policy unless the Owner pays more that the stated Premium. Accumulation Values and Surrender Values and Death Benefit Proceeds for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.



                                  The amounts shown in these illustrations reflect (1) the deduction of mortality and expense risk charges and (2) assumed Fund total expenses of 0.86% per year.

                                  FEMALE    AGE 45    NONSMOKER
                                  PREFERRED -- $4,391 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION 1

                                  CURRENT BASIS

                         PREMIUMS
                        ACCUMULATED
       END OF               AT                 DEATH BENEFIT              TOTAL ACCUMULATION VALUE(1)
       POLICY           5% INTEREST     ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
        YEAR             PER YEAR     GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%
---------------------   -----------   --------   --------   ---------   --------   --------   ---------
          1                 4,611     500,000    500,000     500,000      2,907      3,116       3,327
          2                 9,452     500,000    500,000     500,000      5,749      6,352       6,980
          3                14,535     500,000    500,000     500,000      8,510      9,691      10,973
          4                19,872     500,000    500,000     500,000     11,189     13,139      15,343
          5                25,476     500,000    500,000     500,000     13,790     16,703      20,131

          6                31,361     500,000    500,000     500,000     16,264     20,338      25,331
          7                37,539     500,000    500,000     500,000     18,616     24,051      30,989
          8                44,027     500,000    500,000     500,000     20,847     27,845      37,157
          9                50,839     500,000    500,000     500,000     23,012     31,779      43,945
         10                57,991     500,000    500,000     500,000     25,107     35,855      51,414

         15                99,489     500,000    500,000     500,000     34,766     59,293     103,405
         20               152,452     500,000    500,000     500,000     42,040     87,268     189,522
         25               220,048     500,000    500,000     500,000     47,518    122,474     337,663
         30               306,320     500,000    500,000     632,866     48,370    164,477     591,464


       END OF                  SURRENDER VALUE
       POLICY            ANNUAL INVESTMENT RETURN OF
        YEAR           GROSS 0%   GROSS 6%   GROSS 12%
---------------------  --------   --------   ---------
          1                  0          0           0
          2                  0          0           0
          3                  0          0           0
          4                  0        572       2,776
          5              1,786      4,699       8,127
          6              4,845      8,919      13,912
          7              7,804     13,239      20,178
          8             10,667     17,664      26,977
          9             13,488     22,255      34,421
         10             16,265     27,013      42,572
         15             34,671     59,197     103,309
         20             42,040     87,268     189,522
         25             47,518    122,474     337,663
         30             48,370    164,477     591,464


Amount are in Dollars

(1) Where a zero value is shown, the Policy will lapse without payment of additional Premium.



                                  If Premiums are paid more frequently than annually, the Death Benefit Proceeds, Accumulation Values and Surrender Values would be less than those illustrated.



                                  Assumes no policy loans or partial surrenders have been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative fees and premium load assumed.



                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment returns will fluctuate over time and likely will be both positive and negative. Depending upon the timing, the Owners' allocations to each Fund, the Funds' rates of return and degree of fluctuation; the actual values could be substantially less than those shown, and may, under certain circumstances, result in lapse of the Policy unless the Owner pays more that the stated Premium. Accumulation Values and Surrender Values and Death Benefit Proceeds for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.



                                  The amounts shown in these illustrations reflect (1) the deduction of mortality and expense risk charges and (2) assumed Fund total expenses of 0.86% per year.

                                  FEMALE    AGE 55    NONSMOKER
                                  PREFERRED -- $7,260 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION 1

                                  GUARANTEED BASIS

                         PREMIUMS
                        ACCUMULATED
       END OF               AT                 DEATH BENEFIT              TOTAL ACCUMULATION VALUE(1)
       POLICY           5% INTEREST     ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
        YEAR             PER YEAR     GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%
---------------------   -----------   --------   --------   ---------   --------   --------   ---------
          1                 7,623     500,000    500,000     500,000      4,876      5,225       5,576
          2                15,627     500,000    500,000     500,000      7,798      8,746       9,740
          3                24,032     500,000    500,000     500,000     10,473     12,219      14,133
          4                32,856     500,000    500,000     500,000     12,915     15,656      18,794
          5                42,122     500,000    500,000     500,000     15,112     19,041      23,744

          6                51,851     500,000    500,000     500,000     17,042     22,347      28,991
          7                62,067     500,000    500,000     500,000     18,644     25,511      34,509
          8                72,793     500,000    500,000     500,000     19,844     28,445      40,254
          9                84,055     500,000    500,000     500,000     20,535     31,034      46,154
         10                95,881     500,000    500,000     500,000     20,640     33,181      52,158

         15               164,493     500,000    500,000     500,000     11,580     36,105      85,437
         20               252,062           0    500,000     500,000          0     12,897     119,838
         25               363,824           0          0     500,000          0          0     133,930
         30               506,463           0          0     500,000          0          0      64,671


       END OF                  SURRENDER VALUE
       POLICY            ANNUAL INVESTMENT RETURN OF
        YEAR           GROSS 0%   GROSS 6%   GROSS 12%
---------------------  --------   --------   ---------
          1                  0          0           0
          2                  0          0           0
          3                  0          0           0
          4                  0          0       1,287
          5                  0      2,318       7,021
          6              1,132      6,437      13,081
          7              7,015     13,882      22,880
          8             12,436     21,038      32,847
          9             16,920     27,419      42,539
         10             20,365     32,906      51,883
         15             11,580     36,105      85,437
         20                  0     12,897     119,838
         25                  0          0     133,930
         30                  0          0      64,671


Amount are in Dollars

(1) Where a zero value is shown, the Policy will lapse without payment of additional Premium.



                                  If Premiums are paid more frequently than annually, the Death Benefit Proceeds, Accumulation Values and Surrender Values would be less than those illustrated.



                                  Assumes no policy loans or partial surrenders have been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative fees and premium load assumed.



                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment returns will fluctuate over time and likely will be both positive and negative. Depending upon the timing, the Owners' allocations to each Fund, the Funds' rates of return and degree of fluctuation; the actual values could be substantially less than those shown, and may, under certain circumstances, result in lapse of the Policy unless the Owner pays more that the stated Premium. Accumulation Values and Surrender Values and Death Benefit Proceeds for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.



                                  The amounts shown in these illustrations reflect (1) the deduction of mortality and expense risk charges and (2) assumed Fund total expenses of 0.86% per year.

                                  FEMALE    AGE 55    NONSMOKER
                                  PREFERRED -- $7,260 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION 1

                                  CURRENT BASIS

                         PREMIUMS
                        ACCUMULATED
       END OF               AT                 DEATH BENEFIT               TOTAL ACCUMULATION VALUE(1)
       POLICY           5% INTEREST     ANNUAL INVESTMENT RETURN OF        ANNUAL INVESTMENT RETURN OF
        YEAR             PER YEAR     GROSS 0%   GROSS 6%   GROSS 12%    GROSS 0%   GROSS 6%   GROSS 12%
---------------------   -----------   --------   --------   ----------   --------   --------   ---------
          1                 7,623     500,000    500,000       500,000     4,876      5,225       5,576
          2                15,627     500,000    500,000       500,000     9,518     10,520      11,566
          3                24,032     500,000    500,000       500,000    13,928     15,886      18,013
          4                32,856     500,000    500,000       500,000    18,173     21,393      25,038
          5                42,122     500,000    500,000       500,000    22,223     27,018      32,670

          6                51,851     500,000    500,000       500,000    26,173     32,861      41,075
          7                62,067     500,000    500,000       500,000    30,024     38,933      50,337
          8                72,793     500,000    500,000       500,000    33,779     45,249      60,554
          9                84,055     500,000    500,000       500,000    37,320     51,701      71,712
         10                95,881     500,000    500,000       500,000    40,612     58,260      83,886

         15               164,493     500,000    500,000       500,000    54,938     95,359     168,561
         20               252,062     500,000    500,000       500,000    64,075    139,169     311,255
         25               363,824     500,000    500,000       589,249    61,372    187,889     561,189
         30               506,463     500,000    500,000     1,033,021    38,769    240,421     983,829


       END OF                  SURRENDER VALUE
       POLICY            ANNUAL INVESTMENT RETURN OF
        YEAR           GROSS 0%   GROSS 6%   GROSS 12%
---------------------  --------   --------   ---------
          1                  0          0           0
          2                  0          0           0
          3                  0          0           0
          4                666      3,886       7,531
          5              5,500     10,295      15,947
          6             10,263     16,951      25,165
          7             18,395     27,304      38,708
          8             26,371     37,841      53,146
          9             33,705     48,086      68,097
         10             40,337     57,985      83,611
         15             54,938     95,359     168,561
         20             64,075    139,169     311,255
         25             61,372    187,889     561,189
         30             38,769    240,421     983,829


Amount are in Dollars

(1) Where a zero value is shown, the Policy will lapse without payment of additional Premium.



                                  If Premiums are paid more frequently than annually, the Death Benefit Proceeds, Accumulation Values and Surrender Values would be less than those illustrated.



                                  Assumes no policy loans or partial surrenders have been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative fees and premium load assumed.



                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment returns will fluctuate over time and likely will be both positive and negative. Depending upon the timing, the Owners' allocations to each Fund, the Funds' rates of return and degree of fluctuation; the actual values could be substantially less than those shown, and may, under certain circumstances, result in lapse of the Policy unless the Owner pays more that the stated Premium. Accumulation Values and Surrender Values and Death Benefit Proceeds for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.



                                  The amounts shown in these illustrations reflect (1) the deduction of mortality and expense risk charges and (2) assumed Fund total expenses of 0.86% per year.

        LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

                                        CONTRACT PURCHASES                    MORTALITY & EXPENSE CHARGES     CONTRACT REDEMPTIONS
                                        DUE FROM LINCOLN                      PAYABLE TO LINCOLN              DUE TO LINCOLN
                                        LIFE & ANNUITY                        LIFE & ANNUITY                  LIFE & ANNUITY
SUBACCOUNT                 INVESTMENTS  COMPANY OF NEW YORK  TOTAL ASSETS     COMPANY OF NEW YORK             COMPANY OF NEW YORK
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital
   Appreciation             $ 225,121   $               176  $       225,297  $                           15  $                --
AIM V.I. Diversified
   Income                     156,589                    --          156,589                              10                   --
AIM V.I. Growth               650,768                    --          650,768                              43                  429
AIM V.I. International
   Equity                      15,378                    --           15,378                               1                   --
AIM V.I. Value              1,187,444                 3,377        1,190,821                              77                   --
AFIS Growth Class 2           303,738                16,109          319,847                              20                   --
AFIS Growth -- Income
   Class 2                    285,461                18,645          304,106                              18                   --
AFIS Global Small
   Capitalization
   Class 2                     35,514                   580           36,094                               2                   --
AFIS International
   Class 2                        959                    --              959                              --                   34
AVPSF Premier Growth            3,049                    --            3,049                              --                   36
AVPSF Growth and Income           921                    --              921                              --                   34
AVPSF AllianceBernstein
   Small Cap Value              1,002                    --            1,002                              --                   37
AVPSF Technology                1,019                    --            1,019                              --                   38
Baron Capital Asset
   Insurance Shares            54,786                   723           55,509                               3                   --
Deutsche VIT EAFE Equity
   Index                       12,549                    --           12,549                               1                   --
Deutsche VIT Equity 500
   Index                      895,745                 7,583          903,328                              59                   --
Deutsche VIT Small Cap
   Index                      133,670                    --          133,670                               9                   --
DGPF High Yield                45,010                   903           45,913                               3                   --
DGPF Devon                      1,352                    --            1,352                              --                   --
DGPF Emerging Markets          29,224                    --           29,224                               2                  352
DGPF Growth and Income            941                    --              941                              --                   35
DGPF REIT                      69,302                 2,751           72,053                               4                   --
DGPF Small Cap Value          153,232                   362          153,594                              10                   --
DGPF Trend                    274,855                    --          274,855                              18                   90
DGPF U.S. Growth                  948                    --              948                              --                   35
Fidelity VIP
   Equity-Income              301,881                    --          301,881                              20                   --
Fidelity VIP
   Equity-Income Service
   Class                          943                    --              943                              --                   35
Fidelity VIP Growth
   Service Class               53,056                 1,806           54,862                               3                   --
Fidelity VIP High Income
   Service Class               34,354                    --           34,354                               2                   --
Fidelity VIP Overseas
   Service Class                  944                    --              944                              --                   34
Fidelity VIP II Asset
   Manager                    119,139                    --          119,139                               8                   --
Fidelity VIP II
   Contrafund Service
   Class                      240,601                    --          240,601                              15                   --
Fidelity VIP II
   Investment Grade Bond      231,930                    --          231,930                              15                   --
Fidelity VIP III Growth
   Opportunities Service
   Class                       20,507                 3,264           23,771                               1                   --
Janus Aspen
   Series Balanced            237,555                    --          237,555                              15                   --
Janus Aspen
   Series Worldwide
   Growth                     254,441                    --          254,441                              16                   --
Janus Aspen
   Series Aggressive
   Growth Service Shares        3,029                    --            3,029                              --                   35
Janus Aspen
   Series Balanced
   Service Shares               2,991                    --            2,991                              --                   33

See accompanying notes.


SUBACCOUNT                 NET ASSETS
-------------------------
AIM V.I. Capital
   Appreciation            $       225,282
AIM V.I. Diversified
   Income                          156,579
AIM V.I. Growth                    650,296
AIM V.I. International
   Equity                           15,377
AIM V.I. Value                   1,190,744
AFIS Growth Class 2                319,827
AFIS Growth -- Income
   Class 2                         304,088
AFIS Global Small
   Capitalization
   Class 2                          36,092
AFIS International
   Class 2                             925
AVPSF Premier Growth                 3,013
AVPSF Growth and Income                887
AVPSF AllianceBernstein
   Small Cap Value                     965
AVPSF Technology                       981
Baron Capital Asset
   Insurance Shares                 55,506
Deutsche VIT EAFE Equity
   Index                            12,548
Deutsche VIT Equity 500
   Index                           903,269
Deutsche VIT Small Cap
   Index                           133,661
DGPF High Yield                     45,910
DGPF Devon                           1,352
DGPF Emerging Markets               28,870
DGPF Growth and Income                 906
DGPF REIT                           72,049
DGPF Small Cap Value               153,584
DGPF Trend                         274,747
DGPF U.S. Growth                       913
Fidelity VIP
   Equity-Income                   301,861
Fidelity VIP
   Equity-Income Service
   Class                               908
Fidelity VIP Growth
   Service Class                    54,859
Fidelity VIP High Income
   Service Class                    34,352
Fidelity VIP Overseas
   Service Class                       910
Fidelity VIP II Asset
   Manager                         119,131
Fidelity VIP II
   Contrafund Service
   Class                           240,586
Fidelity VIP II
   Investment Grade Bond           231,915
Fidelity VIP III Growth
   Opportunities Service
   Class                            23,770
Janus Aspen
   Series Balanced                 237,540
Janus Aspen
   Series Worldwide
   Growth                          254,425
Janus Aspen
   Series Aggressive
   Growth Service Shares             2,994
Janus Aspen
   Series Balanced
   Service Shares                    2,958
See accompanying notes.

LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M
STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2001

                                        CONTRACT PURCHASES                    MORTALITY & EXPENSE CHARGES     CONTRACT REDEMPTIONS
                                        DUE FROM LINCOLN                      PAYABLE TO LINCOLN              DUE TO LINCOLN
                                        LIFE & ANNUITY                        LIFE & ANNUITY                  LIFE & ANNUITY
SUBACCOUNT                 INVESTMENTS  COMPANY OF NEW YORK  TOTAL ASSETS     COMPANY OF NEW YORK             COMPANY OF NEW YORK
----------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Global
   Technology Service
   Shares                   $  59,643   $                --  $        59,643  $                            4  $                --
Janus Aspen
   Series Worldwide
   Growth Service Shares        1,382                   687            2,069                              --                   --
LN Aggressive Growth              993                    --              993                              --                   37
LN Bond                       324,823                 8,192          333,015                              20                   --
LN Capital Appreciation         5,689                    --            5,689                              --                   --
LN Equity Income                9,802                    --            9,802                               1                   --
LN Global Asset
   Allocation                  25,571                    --           25,571                               2                   --
LN International                  921                    --              921                              --                   34
LN Money Market             2,554,170                    --        2,554,170                             165               75,181
LN Social Awareness             5,590                    --            5,590                              --                   --
MFS VIT Capital
   Opportunities                  965                    --              965                              --                   36
MFS VIT Emerging Growth       491,760                    20          491,780                              32                   --
MFS VIT Total Return          200,450                 5,108          205,558                              13                   --
MFS VIT Utilities             350,876                 4,015          354,891                              23                   26
NB AMT Mid-Cap Growth         206,960                   362          207,322                              14                   --
NB AMT Partners                52,985                    --           52,985                               3                   --
NB AMT Regency                    969                    --              969                              --                   36
OCC Accumulation Global
   Equity                      82,314                    --           82,314                               5                   --
OCC Accumulation Managed       41,920                    --           41,920                               3                   --
Putnam VT Growth and
   Income Class IB              1,056                    --            1,056                              --                   34
Putnam VT Health Sciences
   Class IB                       884                    --              884                              --                   33
Templeton Asset Strategy       24,818                    --           24,818                               2                   --
Templeton International
   Securities                 183,471                    --          183,471                              12                   --
Templeton International
   Securities Class 2          55,789                    --           55,789                               3                   --
Templeton Growth
   Securities                  53,400                   688           54,088                               3                   89
Templeton Growth
   Securities Class 2          46,586                   365           46,951                               3                   --
Franklin Small Cap                995                    --              995                              --                   37


SUBACCOUNT                 NET ASSETS
-------------------------
Janus Aspen Series Global
   Technology Service
   Shares                  $        59,639
Janus Aspen
   Series Worldwide
   Growth Service Shares             2,069
LN Aggressive Growth                   956
LN Bond                            332,995
LN Capital Appreciation              5,689
LN Equity Income                     9,801
LN Global Asset
   Allocation                       25,569
LN International                       887
LN Money Market                  2,478,824
LN Social Awareness                  5,590
MFS VIT Capital
   Opportunities                       929
MFS VIT Emerging Growth            491,748
MFS VIT Total Return               205,545
MFS VIT Utilities                  354,842
NB AMT Mid-Cap Growth              207,308
NB AMT Partners                     52,982
NB AMT Regency                         933
OCC Accumulation Global
   Equity                           82,309
OCC Accumulation Managed            41,917
Putnam VT Growth and
   Income Class IB                   1,022
Putnam VT Health Sciences
   Class IB                            851
Templeton Asset Strategy            24,816
Templeton International
   Securities                      183,459
Templeton International
   Securities Class 2               55,786
Templeton Growth
   Securities                       53,996
Templeton Growth
   Securities Class 2               46,948
Franklin Small Cap                     958

                                          AFFILIATED  NON-AFFILIATED
--------------------------------------------------------------------
Investments at Cost                       $3,507,998  $    8,529,306
Investments at Market                     3,502,423        7,322,307

See accompanying notes.

LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M
STATEMENTS OF OPERATIONS
PERIOD FROM MAY 18, 1999 (INCEPTION) TO DECEMBER 31, 1999 AND THE YEARS ENDED DECEMBER 31, 2000 AND 2001

                      AIM           AIM                      AIM                                    AFIS        AFIS
                      V.I.          V.I.         AIM         V.I.           AIM         AFIS        GROWTH-     GLOBAL SMALL
                      CAPITAL       DIVERSIFIED  V.I.        INTERNATIONAL  V.I.        GROWTH      INCOME      CAPITALIZATION
                      APPRECIATION  INCOME       GROWTH      EQUITY         VALUE       CLASS 2     CLASS 2     CLASS 2
                      SUBACCOUNT    SUBACCOUNT   SUBACCOUNT  SUBACCOUNT     SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------
PERIOD FROM MAY 18,
   1999 (INCEPTION)
   TO DECEMBER 31,
   1999
NET INVESTMENT
   INCOME (LOSS):
  - Dividends from
     investment
     income           $       24    $      654   $     148   $       --     $     149   $     --    $     --    $           --
  - Dividends from
     net realized
     gain on
     investments             732            --       2,587           --           779         --          --                --
  - Mortality and
     expense
     guarantees              (33)          (12)       (168)          --          (159)        --          --                --
                      ------------  ----------   ----------  -------------  ----------  ----------  ----------  --------------
NET INVESTMENT
   INCOME (LOSS)             723           642       2,567           --           769         --          --                --
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS:
  - Net realized
     gain (loss) on
     investments             854          (276)      3,033           --         3,182         --          --                --
  - Net change in
     unrealized
     appreciation or
     depreciation on
     investments           3,521          (441)      5,999           --         3,693         --          --                --
--------------------  ------------  ----------   ----------  -------------  ----------  ----------  ----------  --------------
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS             4,375          (717)      9,032           --         6,875         --          --                --
--------------------  ------------  ----------   ----------  -------------  ----------  ----------  ----------  --------------
NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS    $    5,098    $      (75)  $  11,599   $       --     $   7,644   $     --    $     --    $           --
--------------------  ============  ==========   ==========  =============  ==========  ==========  ==========  ==============
YEAR ENDED
   DECEMBER 31, 2000
NET INVESTMENT
   INCOME (LOSS):
  - Dividends from
     investment
     income           $       --    $    7,289   $      52   $        5     $     844   $     --    $     --    $           --
  - Dividends from
     net realized
     gain on
     investments           6,981            --      17,912          118        29,408         --          --                --
  - Mortality and
     expense
     guarantees           (1,465)         (668)     (3,557)          (4)       (4,125)       (27)        (21)               (2)
                      ------------  ----------   ----------  -------------  ----------  ----------  ----------  --------------
NET INVESTMENT
   INCOME (LOSS)           5,516         6,621      14,407          119        26,127        (27)        (21)               (2)
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS:
  - Net realized
     gain (loss) on
     investments           1,402          (484)       (498)         (21)       (4,129)       (60)          1                (9)
  - Net change in
     unrealized
     appreciation or
     depreciation on
     investments         (50,285)       (4,303)   (167,195)        (433)     (124,598)    (1,195)      1,765              (186)
--------------------  ------------  ----------   ----------  -------------  ----------  ----------  ----------  --------------
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS           (48,883)       (4,787)   (167,693)        (454)     (128,727)    (1,255)      1,766              (195)
--------------------  ------------  ----------   ----------  -------------  ----------  ----------  ----------  --------------
NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS    $  (43,367)   $    1,834   $(153,286)  $     (335)    $(102,600)  $ (1,282)   $  1,745    $         (197)
--------------------  ============  ==========   ==========  =============  ==========  ==========  ==========  ==============
YEAR ENDED
   DECEMBER 31, 2001
NET INVESTMENT
   INCOME (LOSS):
  - Dividends from
     investment
     income           $   18,005    $   10,739   $   1,525   $       40     $   1,499   $    383    $  2,670    $          122
  - Dividends from
     net realized
     gain on
     investments              --            --          --          311        22,753     21,896      14,972               969
MORTALITY AND
   EXPENSE
   GUARANTEES:
  - VUL I (.80% Fee
     Rate)                (1,915)       (1,071)     (3,539)          --        (4,834)        --          --                --
  - VUL-CV (.75% Fee
     Rate)                    --            --        (955)         (49)       (2,927)      (801)     (1,077)             (105)
  - VUL-DB and
     VUL-DB Elite
     (.90% Fee Rate)          --            --         (39)          (9)          (30)       (66)        (57)               (8)
                      ------------  ----------   ----------  -------------  ----------  ----------  ----------  --------------
NET INVESTMENT
   INCOME (LOSS)          16,090         9,668      (3,008)         293        16,461     21,412      16,508               978
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS:
  - Net realized
     gain (loss) on
     investments         (31,539)         (244)    (82,659)        (321)      (51,926)    (8,823)     (1,158)             (419)
  - Net change in
     unrealized
     appreciation or
     depreciation on
     investments         (51,265)       (5,981)   (148,310)      (1,441)      (70,685)   (21,181)     (7,555)           (1,094)
--------------------  ------------  ----------   ----------  -------------  ----------  ----------  ----------  --------------
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS           (82,804)       (6,225)   (230,969)      (1,762)     (122,611)   (30,004)     (8,713)           (1,513)
--------------------  ------------  ----------   ----------  -------------  ----------  ----------  ----------  --------------
NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS    $  (66,714)   $    3,443   $(233,977)  $   (1,469)    $(106,150)  $ (8,592)   $  7,795    $         (535)
--------------------  ============  ==========   ==========  =============  ==========  ==========  ==========  ==============

See accompanying notes.

LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M
STATEMENTS OF OPERATIONS (CONTINUED)
PERIOD FROM MAY 18, 1999 (INCEPTION) TO DECEMBER 31, 1999 AND THE YEARS ENDED DECEMBER 31, 2000 AND 2001

                                                                                            BARON
                                                             AVPSF                          CAPITAL     DEUTSCHE      DEUTSCHE
                      AFIS           AVPSF       AVPSF       ALLIANCEBERNSTEIN              ASSET       VIT           VIT
                      INTERNATIONAL  PREMIER     GROWTH AND  SMALL CAP          AVPSF       INSURANCE   EAFE          EQUITY
                      CLASS 2        GROWTH      INCOME      VALUE              TECHNOLOGY  SHARES      EQUITY INDEX  500 INDEX
                      SUBACCOUNT     SUBACCOUNT  SUBACCOUNT  SUBACCOUNT         SUBACCOUNT  SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------------------
PERIOD FROM MAY 18,
   1999 (INCEPTION)
   TO DECEMBER 31,
   1999
NET INVESTMENT
   INCOME (LOSS):
  - Dividends from
     investment
     income           $   --         $  --       $ --        $     --           $   --      $    --     $    --       $      334
  - Dividends from
     net realized
     gain on
     investments          --            --         --              --               --           --          --              157
  - Mortality and
     expense
     guarantees           --            --         --              --               --           --          --             (330)
                      -------------  ----------  ----------  -----------------  ----------  ----------  ------------  ----------
NET INVESTMENT
   INCOME (LOSS)          --            --         --              --               --           --          --              161
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS:
  - Net realized
     gain (loss) on
     investments          --            --         --              --               --           --          --            3,641
  - Net change in
     unrealized
     appreciation or
     depreciation on
     investments          --            --         --              --               --           --          --            2,320
--------------------  -------------  ----------  ----------  -----------------  ----------  ----------  ------------  ----------
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS            --            --         --              --               --           --          --            5,961
--------------------  -------------  ----------  ----------  -----------------  ----------  ----------  ------------  ----------
NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS    $   --         $  --       $ --        $     --           $   --      $    --     $    --       $    6,122
--------------------  =============  ==========  ==========  =================  ==========  ==========  ============  ==========
YEAR ENDED
   DECEMBER 31, 2000
NET INVESTMENT
   INCOME (LOSS):
  - Dividends from
     investment
     income           $   --         $  --       $ --        $     --           $   --      $    --     $    13       $      282
  - Dividends from
     net realized
     gain on
     investments          --            --         --              --               --           --          --               --
  - Mortality and
     expense
     guarantees           --            --         --              --               --           (4)         (2)          (2,964)
                      -------------  ----------  ----------  -----------------  ----------  ----------  ------------  ----------
NET INVESTMENT
   INCOME (LOSS)          --            --         --              --               --           (4)         11           (2,682)
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS:
  - Net realized
     gain (loss) on
     investments          --            --         --              --               --          (20)         (7)             953
  - Net change in
     unrealized
     appreciation or
     depreciation on
     investments          --            --         --              --               --          296        (106)         (39,133)
--------------------  -------------  ----------  ----------  -----------------  ----------  ----------  ------------  ----------
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS            --            --         --              --               --          276        (113)         (38,180)
--------------------  -------------  ----------  ----------  -----------------  ----------  ----------  ------------  ----------
NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS    $   --         $  --       $ --        $     --           $   --      $   272     $  (102)      $  (40,862)
--------------------  =============  ==========  ==========  =================  ==========  ==========  ============  ==========
YEAR ENDED
   DECEMBER 31, 2001
NET INVESTMENT
   INCOME (LOSS):
  - Dividends from
     investment
     income           $   --         $  --       $ --        $     --           $   --      $    --     $    --       $    7,296
  - Dividends from
     net realized
     gain on
     investments          --            --         --              --               --          143          --              761
MORTALITY AND
   EXPENSE
   GUARANTEES:
  - VUL I (.80% Fee
     Rate)                --            --         --              --               --           --          --           (4,009)
  - VUL-CV (.75% Fee
     Rate)                --            --         --              --               --         (229)        (25)            (930)
  - VUL-DB and
     VUL-DB Elite
     (.90% Fee Rate)      (1)           (2)        (1)             (1)              (2)         (16)         (5)             (14)
                      -------------  ----------  ----------  -----------------  ----------  ----------  ------------  ----------
NET INVESTMENT
   INCOME (LOSS)          (1)           (2)        (1)             (1)              (2)        (102)        (30)           3,104
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS:
  - Net realized
     gain (loss) on
     investments           1             3          1               3                6         (343)       (103)         (14,960)
  - Net change in
     unrealized
     appreciation or
     depreciation on
     investments          37            89         40             121              138        4,309        (602)         (66,412)
--------------------  -------------  ----------  ----------  -----------------  ----------  ----------  ------------  ----------
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS            38            92         41             124              144        3,966        (705)         (81,372)
--------------------  -------------  ----------  ----------  -----------------  ----------  ----------  ------------  ----------
NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS    $   37         $  90       $ 40        $    123           $  142      $ 3,864     $  (735)      $  (78,268)
--------------------  =============  ==========  ==========  =================  ==========  ==========  ============  ==========

See accompanying notes.

LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M
STATEMENTS OF OPERATIONS (CONTINUED)
PERIOD FROM MAY 18, 1999 (INCEPTION) TO DECEMBER 31, 1999 AND THE YEARS ENDED DECEMBER 31, 2000 AND 2001

                      DEUTSCHE
                      VIT                                 DGPF        DGPF                    DGPF
                      SMALL       DGPF        DGPF        EMERGING    GROWTH AND  DGPF        SMALL       DGPF
                      CAP INDEX   HIGH YIELD  DEVON       MARKETS     INCOME      REIT        CAP VALUE   TREND
                      SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------
PERIOD FROM MAY 18,
   1999 (INCEPTION)
   TO DECEMBER 31,
   1999
NET INVESTMENT
   INCOME (LOSS):
  - Dividends from
     investment
     income           $     --    $    --     $    --     $     --    $ --        $    --     $     --    $       --
  - Dividends from
     net realized
     gain on
     investments            --         --          --           --      --             --           --            --
  - Mortality and
     expense
     guarantees             --         --          --           (5)     --             --           (7)          (21)
                      ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
NET INVESTMENT
   INCOME (LOSS)            --         --          --           (5)     --             --           (7)          (21)
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS:
  - Net realized
     gain (loss) on
     investments            --         --          --            1      --             --          (50)          332
  - Net change in
     unrealized
     appreciation or
     depreciation on
     investments            --         --          --          195      --             --          161         2,641
--------------------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS              --         --          --          196      --             --          111         2,973
--------------------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS    $     --    $    --     $    --     $    191    $ --        $    --     $    104    $    2,952
--------------------  ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========
YEAR ENDED
   DECEMBER 31, 2000
NET INVESTMENT
   INCOME (LOSS):
  - Dividends from
     investment
     income           $      4    $    --     $    --     $     73    $ --        $    --     $    261    $       --
  - Dividends from
     net realized
     gain on
     investments            --         --          --           --      --             --          326         3,287
  - Mortality and
     expense
     guarantees             (2)        (4)         (2)         (70)     --             (2)        (275)         (956)
                      ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
NET INVESTMENT
   INCOME (LOSS)             2         (4)         (2)           3      --             (2)         312         2,331
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS:
  - Net realized
     gain (loss) on
     investments            (6)        (3)         (6)        (225)     --              3          672           472
  - Net change in
     unrealized
     appreciation or
     depreciation on
     investments           (96)        44        (119)      (3,173)     --             83        7,006       (27,715)
--------------------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS            (102)        41        (125)      (3,398)     --             86        7,678       (27,243)
--------------------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS    $   (100)   $    37     $  (127)    $ (3,395)   $ --        $    84     $  7,990    $  (24,912)
--------------------  ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========
YEAR ENDED
   DECEMBER 31, 2001
NET INVESTMENT
   INCOME (LOSS):
  - Dividends from
     investment
     income           $    707    $   496     $     5     $     80    $ --        $   492     $    753    $       --
  - Dividends from
     net realized
     gain on
     investments         5,691         --          --           --      --            102           --            --
MORTALITY AND
   EXPENSE
   GUARANTEES:
  - VUL I (.80% Fee
     Rate)                  --         --          --         (144)     --             --         (627)       (1,287)
  - VUL-CV (.75% Fee
     Rate)                (474)       (95)         (5)         (24)     --           (251)        (129)         (657)
  - VUL-DB and
     VUL-DB Elite
     (.90% Fee Rate)        (7)        (6)         (5)          (5)     (1)           (10)         (20)           (5)
                      ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
NET INVESTMENT
   INCOME (LOSS)         5,917        395          (5)         (93)     (1)           333          (23)       (1,949)
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS:
  - Net realized
     gain (loss) on
     investments           708       (127)        (38)        (822)      2            956        1,771       (18,809)
  - Net change in
     unrealized
     appreciation or
     depreciation on
     investments         4,530        359        (109)       1,615      60          4,936        8,693           733
--------------------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS           5,238        232        (147)         793      62          5,892       10,464       (18,076)
--------------------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS    $ 11,155    $   627     $  (152)    $    700    $ 61        $ 6,225     $ 10,441    $  (20,025)
--------------------  ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========

See accompanying notes.

LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M
STATEMENTS OF OPERATIONS (CONTINUED)
PERIOD FROM MAY 18, 1999 (INCEPTION) TO DECEMBER 31, 1999 AND THE YEARS ENDED DECEMBER 31, 2000 AND 2001

                                              FIDELITY                      FIDELITY
                                  FIDELITY    VIP            FIDELITY       VIP            FIDELITY       FIDELITY    FIDELITY
                      DGPF        VIP         EQUITY-        VIP            HIGH           VIP            VIP II      VIP II
                      U.S.        EQUITY-     INCOME         GROWTH         INCOME         OVERSEAS       ASSET       CONTRAFUND
                      GROWTH      INCOME      SERVICE CLASS  SERVICE CLASS  SERVICE CLASS  SERVICE CLASS  MANAGER     SERVICE CLASS
                      SUBACCOUNT  SUBACCOUNT  SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT  SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------
PERIOD FROM MAY 18,
   1999 (INCEPTION)
   TO DECEMBER 31,
   1999
NET INVESTMENT
   INCOME (LOSS):
  - Dividends from
     investment
     income           $  --       $      --   $    --        $       --     $       --     $    --        $     --    $          --
  - Dividends from
     net realized
     gain on
     investments         --              --        --                --             --          --              --               --
  - Mortality and
     expense
     guarantees          --            (182)       --                --             --          --              (6)              --
                      ----------  ----------  -------------  -------------  -------------  -------------  ----------  -------------
NET INVESTMENT
   INCOME (LOSS)         --            (182)       --                --             --          --              (6)              --
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS:
  - Net realized
     gain (loss) on
     investments         --          (1,003)       --                --             --          --               2               --
  - Net change in
     unrealized
     appreciation or
     depreciation on
     investments         --             595        --                --             --          --             190               --
--------------------  ----------  ----------  -------------  -------------  -------------  -------------  ----------  -------------
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS           --            (408)       --                --             --          --             192               --
--------------------  ----------  ----------  -------------  -------------  -------------  -------------  ----------  -------------
NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS    $  --       $    (590)  $    --        $       --     $       --     $    --        $    186    $          --
--------------------  ==========  ==========  =============  =============  =============  =============  ==========  =============
YEAR ENDED
   DECEMBER 31, 2000
NET INVESTMENT
   INCOME (LOSS):
  - Dividends from
     investment
     income           $  --       $   2,237   $    --        $       --     $       --     $    --        $  1,192    $          --
  - Dividends from
     net realized
     gain on
     investments         --           8,426        --                --             --          --           2,809               --
  - Mortality and
     expense
     guarantees          --          (1,946)       --                (2)            (2)         --            (564)              (6)
                      ----------  ----------  -------------  -------------  -------------  -------------  ----------  -------------
NET INVESTMENT
   INCOME (LOSS)         --           8,717        --                (2)            (2)         --           3,437               (6)
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS:
  - Net realized
     gain (loss) on
     investments         --            (197)       --                (8)            (4)         --             233               (8)
  - Net change in
     unrealized
     appreciation or
     depreciation on
     investments         --          23,488        --              (174)          (148)         --          (5,862)             112
--------------------  ----------  ----------  -------------  -------------  -------------  -------------  ----------  -------------
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS           --          23,291        --              (182)          (152)         --          (5,629)             104
--------------------  ----------  ----------  -------------  -------------  -------------  -------------  ----------  -------------
NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS    $  --       $  32,008   $    --        $     (184)    $     (154)    $    --        $ (2,192)   $          98
--------------------  ==========  ==========  =============  =============  =============  =============  ==========  =============
YEAR ENDED
   DECEMBER 31, 2001
NET INVESTMENT
   INCOME (LOSS):
  - Dividends from
     investment
     income           $  --       $   5,452   $    --        $    1,077     $      276     $    --        $  3,703    $         120
  - Dividends from
     net realized
     gain on
     investments         --          15,319        --                --             --          --           1,388              479
MORTALITY AND
   EXPENSE
   GUARANTEES:
  - VUL I (.80% Fee
     Rate)               --          (2,639)       --                --             --          --            (847)              --
  - VUL-CV (.75% Fee
     Rate)               --              --        --              (155)          (102)         --              --           (1,240)
  - VUL-DB and
     VUL-DB Elite
     (.90% Fee Rate)     (1)             --        (1)               (8)            (8)         (1)             --              (22)
                      ----------  ----------  -------------  -------------  -------------  -------------  ----------  -------------
NET INVESTMENT
   INCOME (LOSS)         (1)         18,132        (1)              914            166          (1)          4,244             (663)
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS:
  - Net realized
     gain (loss) on
     investments          2          (4,077)        2            (4,318)        (2,443)          1          (2,056)            (408)
  - Net change in
     unrealized
     appreciation or
     depreciation on
     investments         67         (34,411)       62            (2,936)           669          27          (7,722)           1,607
--------------------  ----------  ----------  -------------  -------------  -------------  -------------  ----------  -------------
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS           69         (38,488)       64            (7,254)        (1,774)         28          (9,778)           1,199
--------------------  ----------  ----------  -------------  -------------  -------------  -------------  ----------  -------------
NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS    $  68       $ (20,356)  $    63        $   (6,340)    $   (1,608)    $    27        $ (5,534)   $         536
--------------------  ==========  ==========  =============  =============  =============  =============  ==========  =============

See accompanying notes.

LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M
STATEMENTS OF OPERATIONS (CONTINUED)
PERIOD FROM MAY 18, 1999 (INCEPTION) TO DECEMBER 31, 1999 AND THE YEARS ENDED DECEMBER 31, 2000 AND 2001

                                                                         JANUS                           JANUS
                                  FIDELITY                   JANUS       ASPEN           JANUS           ASPEN
                      FIDELITY    VIP III        JANUS       ASPEN       SERIES          ASPEN           SERIES
                      VIP II      GROWTH         ASPEN       SERIES      AGGRESSIVE      SERIES          GLOBAL
                      INVESTMENT  OPPORTUNITIES  SERIES      WORLDWIDE   GROWTH          BALANCED        TECHNOLOGY
                      GRADE BOND  SERVICE CLASS  BALANCED    GROWTH      SERVICE SHARES  SERVICE SHARES  SERVICE SHARES
                      SUBACCOUNT  SUBACCOUNT     SUBACCOUNT  SUBACCOUNT  SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------
PERIOD FROM MAY 18,
   1999 (INCEPTION)
   TO DECEMBER 31,
   1999
NET INVESTMENT
   INCOME (LOSS):
  - Dividends from
     investment
     income           $     --    $       --     $     --    $      --   $    --         $    --         $        --
  - Dividends from
     net realized
     gain on
     investments            --            --           --           --        --              --                  --
  - Mortality and
     expense
     guarantees            (13)           --           --           --        --              --                  --
                      ----------  -------------  ----------  ----------  --------------  --------------  --------------
NET INVESTMENT
   INCOME (LOSS)           (13)           --           --           --        --              --                  --
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS:
  - Net realized
     gain (loss) on
     investments             5            --           --           --        --              --                  --
  - Net change in
     unrealized
     appreciation or
     depreciation on
     investments           (56)           --           --           --        --              --                  --
--------------------  ----------  -------------  ----------  ----------  --------------  --------------  --------------
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS             (51)           --           --           --        --              --                  --
--------------------  ----------  -------------  ----------  ----------  --------------  --------------  --------------
NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS    $    (64)   $       --     $     --    $      --   $    --         $    --         $        --
--------------------  ==========  =============  ==========  ==========  ==============  ==============  ==============
YEAR ENDED
   DECEMBER 31, 2000
NET INVESTMENT
   INCOME (LOSS):
  - Dividends from
     investment
     income           $  5,287    $       --     $    172    $      76   $    --         $    --         $       163
  - Dividends from
     net realized
     gain on
     investments            --            --           --           --        --              --                  --
  - Mortality and
     expense
     guarantees           (834)           (3)         (17)         (26)       --              --                 (16)
                      ----------  -------------  ----------  ----------  --------------  --------------  --------------
NET INVESTMENT
   INCOME (LOSS)         4,453            (3)         155           50        --              --                 147
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS:
  - Net realized
     gain (loss) on
     investments          (884)          (15)         (17)         (38)       --              --                  (9)
  - Net change in
     unrealized
     appreciation or
     depreciation on
     investments         8,810          (138)         (86)        (485)       --              --              (1,550)
--------------------  ----------  -------------  ----------  ----------  --------------  --------------  --------------
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS           7,926          (153)        (103)        (523)       --              --              (1,559)
--------------------  ----------  -------------  ----------  ----------  --------------  --------------  --------------
NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS    $ 12,379    $     (156)    $     52    $    (473)  $    --         $    --         $    (1,412)
--------------------  ==========  =============  ==========  ==========  ==============  ==============  ==============
YEAR ENDED
   DECEMBER 31, 2001
NET INVESTMENT
   INCOME (LOSS):
  - Dividends from
     investment
     income           $  8,183    $        8     $  5,488    $   1,000   $    --         $    25         $       391
  - Dividends from
     net realized
     gain on
     investments            --            --           --           --        --              --                  --
MORTALITY AND
   EXPENSE
   GUARANTEES:
  - VUL I (.80% Fee
     Rate)              (1,534)           --           --           --        --              --                  --
  - VUL-CV (.75% Fee
     Rate)                  --           (82)      (1,148)      (1,052)       --              --                (403)
  - VUL-DB and
     VUL-DB Elite
     (.90% Fee Rate)        --            (5)         (21)         (36)       (2)             (2)                 (5)
                      ----------  -------------  ----------  ----------  --------------  --------------  --------------
NET INVESTMENT
   INCOME (LOSS)         6,649           (79)       4,319          (88)       (2)             23                 (17)
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS:
  - Net realized
     gain (loss) on
     investments         2,814          (245)      (1,655)     (16,837)        6               1              (4,671)
  - Net change in
     unrealized
     appreciation or
     depreciation on
     investments         4,114          (880)      (2,359)      (6,257)       66               6             (20,305)
--------------------  ----------  -------------  ----------  ----------  --------------  --------------  --------------
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS           6,928        (1,125)      (4,014)     (23,094)       72               7             (24,976)
--------------------  ----------  -------------  ----------  ----------  --------------  --------------  --------------
NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS    $ 13,577    $   (1,204)    $    305    $ (23,182)  $    70         $    30         $   (24,993)
--------------------  ==========  =============  ==========  ==========  ==============  ==============  ==============

                      JANUS
                      ASPEN
                      SERIES
                      WORLDWIDE
                      GROWTH
                      SERVICE SHARES
                      SUBACCOUNT
--------------------
PERIOD FROM MAY 18,
   1999 (INCEPTION)
   TO DECEMBER 31,
   1999
NET INVESTMENT
   INCOME (LOSS):
  - Dividends from
     investment
     income           $           --
  - Dividends from
     net realized
     gain on
     investments                  --
  - Mortality and
     expense
     guarantees                   --
                      --------------
NET INVESTMENT
   INCOME (LOSS)                  --
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS:
  - Net realized
     gain (loss) on
     investments                  --
  - Net change in
     unrealized
     appreciation or
     depreciation on
     investments                  --
--------------------  --------------
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS                    --
--------------------  --------------
NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS    $           --
--------------------  ==============
YEAR ENDED
   DECEMBER 31, 2000
NET INVESTMENT
   INCOME (LOSS):
  - Dividends from
     investment
     income           $           --
  - Dividends from
     net realized
     gain on
     investments                  --
  - Mortality and
     expense
     guarantees                   --
                      --------------
NET INVESTMENT
   INCOME (LOSS)                  --
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS:
  - Net realized
     gain (loss) on
     investments                  --
  - Net change in
     unrealized
     appreciation or
     depreciation on
     investments                  --
--------------------  --------------
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS                    --
--------------------  --------------
NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS    $           --
--------------------  ==============
YEAR ENDED
   DECEMBER 31, 2001
NET INVESTMENT
   INCOME (LOSS):
  - Dividends from
     investment
     income           $            1
  - Dividends from
     net realized
     gain on
     investments                  --
MORTALITY AND
   EXPENSE
   GUARANTEES:
  - VUL I (.80% Fee
     Rate)                        --
  - VUL-CV (.75% Fee
     Rate)                        --
  - VUL-DB and
     VUL-DB Elite
     (.90% Fee Rate)              (1)
                      --------------
NET INVESTMENT
   INCOME (LOSS)                  --
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS:
  - Net realized
     gain (loss) on
     investments                   2
  - Net change in
     unrealized
     appreciation or
     depreciation on
     investments                  72
--------------------  --------------
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS                    74
--------------------  --------------
NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS    $           74
--------------------  ==============

See accompanying notes.

LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M
STATEMENTS OF OPERATIONS (CONTINUED)
PERIOD FROM MAY 18, 1999 (INCEPTION) TO DECEMBER 31, 1999 AND THE YEARS ENDED DECEMBER 31, 2000 AND 2001

                                                                        LN
                      LN                      LN            LN          GLOBAL                     LN          LN
                      AGGRESSIVE  LN          CAPITAL       EQUITY-     ASSET       LN             MONEY       SOCIAL
                      GROWTH      BOND        APPRECIATION  INCOME      ALLOCATION  INTERNATIONAL  MARKET      AWARENESS
                      SUBACCOUNT  SUBACCOUNT  SUBACCOUNT    SUBACCOUNT  SUBACCOUNT  SUBACCOUNT     SUBACCOUNT  SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------
PERIOD FROM MAY 18,
   1999 (INCEPTION)
   TO DECEMBER 31,
   1999
NET INVESTMENT
   INCOME (LOSS):
  - Dividends from
     investment
     income           $   --      $     --    $     --      $    --     $    --     $   --         $  4,198    $       --
  - Dividends from
     net realized
     gain on
     investments          --            --          --           --          --         --               --            --
  - Mortality and
     expense
     guarantees           --            --          --           --          --         --             (655)           --
                      ----------  ----------  ------------  ----------  ----------  -------------  ----------  ----------
NET INVESTMENT
   INCOME (LOSS)          --            --          --           --          --         --            3,543            --
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS:
  - Net realized
     gain (loss) on
     investments          --            --          --           --          --         --               --            --
  - Net change in
     unrealized
     appreciation or
     depreciation on
     investments          --            --          --           --          --         --               --            --
--------------------  ----------  ----------  ------------  ----------  ----------  -------------  ----------  ----------
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS            --            --          --           --          --         --               --            --
--------------------  ----------  ----------  ------------  ----------  ----------  -------------  ----------  ----------
NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS    $   --      $     --    $     --      $    --     $    --     $   --         $  3,543    $       --
--------------------  ==========  ==========  ============  ==========  ==========  =============  ==========  ==========
YEAR ENDED
   DECEMBER 31, 2000
NET INVESTMENT
   INCOME (LOSS):
  - Dividends from
     investment
     income           $   --      $    110    $     --      $     7     $    --     $   --         $ 52,503    $        5
  - Dividends from
     net realized
     gain on
     investments          --            --          --           --          --         --               --            --
  - Mortality and
     expense
     guarantees           --           (10)         (2)          (2)         (2)        --           (6,876)           (2)
                      ----------  ----------  ------------  ----------  ----------  -------------  ----------  ----------
NET INVESTMENT
   INCOME (LOSS)          --           100          (2)           5          (2)        --           45,627             3
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS:
  - Net realized
     gain (loss) on
     investments          --            --         (10)           2          (4)        --               --            (6)
  - Net change in
     unrealized
     appreciation or
     depreciation on
     investments          --           122        (226)          52         (58)        --               --          (128)
--------------------  ----------  ----------  ------------  ----------  ----------  -------------  ----------  ----------
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS            --           122        (236)          54         (62)        --               --          (134)
--------------------  ----------  ----------  ------------  ----------  ----------  -------------  ----------  ----------
NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS    $   --      $    222    $   (238)     $    59     $   (64)    $   --         $ 45,627    $     (131)
--------------------  ==========  ==========  ============  ==========  ==========  =============  ==========  ==========
YEAR ENDED
   DECEMBER 31, 2001
NET INVESTMENT
   INCOME (LOSS):
  - Dividends from
     investment
     income           $   --      $ 14,115    $     --      $   101     $   103     $    9         $ 60,654    $       25
  - Dividends from
     net realized
     gain on
     investments          --            --         177          225         193         --               --         1,098
MORTALITY AND
   EXPENSE
   GUARANTEES:
  - VUL I (.80% Fee
     Rate)                --            --          --           --          --         --           (7,329)           --
  - VUL-CV (.75% Fee
     Rate)                --        (1,437)        (16)         (34)        (57)        --           (5,201)          (29)
  - VUL-DB and
     VUL-DB Elite
     (.90% Fee Rate)      (1)          (21)         (5)          (5)         (5)        (1)            (226)           (5)
                      ----------  ----------  ------------  ----------  ----------  -------------  ----------  ----------
NET INVESTMENT
   INCOME (LOSS)          (1)       12,657         156          287         234          8           47,898         1,089
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS:
  - Net realized
     gain (loss) on
     investments           3           591        (248)        (154)        (24)         1               --        (1,140)
  - Net change in
     unrealized
     appreciation or
     depreciation on
     investments         112          (982)       (633)        (297)      1,558         32               --          (604)
--------------------  ----------  ----------  ------------  ----------  ----------  -------------  ----------  ----------
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS           115          (391)       (881)        (451)      1,534         33               --        (1,744)
--------------------  ----------  ----------  ------------  ----------  ----------  -------------  ----------  ----------
NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS    $  114      $ 12,266    $   (725)     $  (164)    $ 1,768     $   41         $ 47,898    $     (655)
--------------------  ==========  ==========  ============  ==========  ==========  =============  ==========  ==========

See accompanying notes.

LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M
STATEMENTS OF OPERATIONS (CONTINUED)
PERIOD FROM MAY 18, 1999 (INCEPTION) TO DECEMBER 31, 1999 AND THE YEARS ENDED DECEMBER 31, 2000 AND 2001

                                                                                                             OCC
                      MFS VIT        MFS VIT     MFS VIT                 NB AMT                              ACCUMULATION
                      CAPITAL        EMERGING    TOTAL       MFS VIT     MID-CAP     NB AMT      NB AMT      GLOBAL
                      OPPORTUNITIES  GROWTH      RETURN      UTILITIES   GROWTH      PARTNERS    REGENCY     EQUITY
                      SUBACCOUNT     SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------
PERIOD FROM MAY 18,
   1999 (INCEPTION)
   TO DECEMBER 31,
   1999
NET INVESTMENT
   INCOME (LOSS):
  - Dividends from
     investment
     income           $   --         $      --   $     --    $      --   $     --    $    --     $  --       $         99
  - Dividends from
     net realized
     gain on
     investments          --                --         --           --         --         --        --              1,028
  - Mortality and
     expense
     guarantees           --               (45)        (8)          (8)        --         --        --                 (8)
                      -------------  ----------  ----------  ----------  ----------  ----------  ----------  ------------
NET INVESTMENT
   INCOME (LOSS)          --               (45)        (8)          (8)        --         --        --              1,119
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS:
  - Net realized
     gain (loss) on
     investments          --             2,307         (1)           8         --         --        --                  5
  - Net change in
     unrealized
     appreciation or
     depreciation on
     investments          --             6,675         50          604         --         --        --               (772)
--------------------  -------------  ----------  ----------  ----------  ----------  ----------  ----------  ------------
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS            --             8,982         49          612         --         --        --               (767)
--------------------  -------------  ----------  ----------  ----------  ----------  ----------  ----------  ------------
NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS    $   --         $   8,937   $     41    $     604   $     --    $    --     $  --       $        352
--------------------  =============  ==========  ==========  ==========  ==========  ==========  ==========  ============
YEAR ENDED
   DECEMBER 31, 2000
NET INVESTMENT
   INCOME (LOSS):
  - Dividends from
     investment
     income           $   --         $  11,655   $  1,589    $  14,106   $     --    $    --     $  --       $        703
  - Dividends from
     net realized
     gain on
     investments          --                --         --           --         --         --        --              6,582
  - Mortality and
     expense
     guarantees           --            (1,932)      (252)      (1,280)        (9)        (2)       --               (413)
                      -------------  ----------  ----------  ----------  ----------  ----------  ----------  ------------
NET INVESTMENT
   INCOME (LOSS)          --             9,723      1,337       12,826         (9)        (2)       --              6,872
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS:
  - Net realized
     gain (loss) on
     investments          --            (2,561)       595       (2,200)        (4)        (3)       --               (465)
  - Net change in
     unrealized
     appreciation or
     depreciation on
     investments          --           (93,021)     4,407      (13,181)       366        (36)       --             (1,543)
--------------------  -------------  ----------  ----------  ----------  ----------  ----------  ----------  ------------
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS            --           (95,582)     5,002      (15,381)       362        (39)       --             (2,008)
--------------------  -------------  ----------  ----------  ----------  ----------  ----------  ----------  ------------
NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS    $   --         $ (85,859)  $  6,339    $  (2,555)  $    353    $   (41)    $  --       $      4,864
--------------------  =============  ==========  ==========  ==========  ==========  ==========  ==========  ============
YEAR ENDED
   DECEMBER 31, 2001
NET INVESTMENT
   INCOME (LOSS):
  - Dividends from
     investment
     income           $   --         $      --   $  1,775    $   9,715   $     --    $    49     $  --       $         --
  - Dividends from
     net realized
     gain on
     investments          --            24,863      2,620       25,479         --        463        --                809
MORTALITY AND
   EXPENSE
   GUARANTEES:
  - VUL I (.80% Fee
     Rate)                --            (2,185)      (306)      (1,631)        --         --        --               (617)
  - VUL-CV (.75% Fee
     Rate)                --              (985)      (526)        (737)      (768)      (196)       --                 --
  - VUL-DB and
     VUL-DB Elite
     (.90% Fee Rate)      (1)              (17)       (27)         (13)       (31)        (5)       (1)                --
                      -------------  ----------  ----------  ----------  ----------  ----------  ----------  ------------
NET INVESTMENT
   INCOME (LOSS)          (1)           21,676      3,536       32,813       (799)       311        (1)               192
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS:
  - Net realized
     gain (loss) on
     investments           2           (47,232)       290      (17,296)      (323)      (197)        2             (2,655)
  - Net change in
     unrealized
     appreciation or
     depreciation on
     investments          84          (127,677)    (2,202)    (100,196)        83        503        87             (9,974)
--------------------  -------------  ----------  ----------  ----------  ----------  ----------  ----------  ------------
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS            86          (174,909)    (1,912)    (117,492)      (240)       306        89            (12,629)
--------------------  -------------  ----------  ----------  ----------  ----------  ----------  ----------  ------------
NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS    $   85         $(153,233)  $  1,624    $ (84,679)  $ (1,039)   $   617     $  88       $    (12,437)
--------------------  =============  ==========  ==========  ==========  ==========  ==========  ==========  ============

See accompanying notes.

LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M
STATEMENTS OF OPERATIONS (CONTINUED)
PERIOD FROM MAY 18, 1999 (INCEPTION) TO DECEMBER 31, 1999 AND THE YEARS ENDED DECEMBER 31, 2000 AND 2001

                                    PUTNAM VT   PUTNAM VT                              TEMPLETON                  TEMPLETON
                      OCC           GROWTH AND  HEALTH      TEMPLETON   TEMPLETON      INTERNATIONAL  TEMPLETON   GROWTH
                      ACCUMULATION  INCOME      SCIENCES    ASSET       INTERNATIONAL  SECURITIES     GROWTH      SECURITIES
                      MANAGED       CLASS IB    CLASS IB    STRATEGY    SECURITIES     CLASS 2        SECURITIES  CLASS 2
                      SUBACCOUNT    SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT     SUBACCOUNT     SUBACCOUNT  SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------
PERIOD FROM MAY 18,
   1999 (INCEPTION)
   TO DECEMBER 31,
   1999
NET INVESTMENT
   INCOME (LOSS):
  - Dividends from
     investment
     income           $     --      $ --        $      --   $     --    $        --    $        --    $      --   $     --
  - Dividends from
     net realized
     gain on
     investments            --        --               --         --             --             --           --         --
  - Mortality and
     expense
     guarantees            (23)       --               --         (6)           (21)            --          (17)        --
                      ------------  ----------  ---------   ----------  -------------  -------------  ----------  ----------
NET INVESTMENT
   INCOME (LOSS)           (23)       --               --         (6)           (21)            --          (17)        --
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS:
  - Net realized
     gain (loss) on
     investments            (3)       --               --          2             91             --           13         --
  - Net change in
     unrealized
     appreciation or
     depreciation on
     investments           164        --               --        231          1,441             --        1,617         --
--------------------  ------------  ----------  ---------   ----------  -------------  -------------  ----------  ----------
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS             161        --               --        233          1,532             --        1,630         --
--------------------  ------------  ----------  ---------   ----------  -------------  -------------  ----------  ----------
NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS    $    138      $ --        $      --   $    227    $     1,511    $        --    $   1,613   $     --
--------------------  ============  ==========  =========   ==========  =============  =============  ==========  ==========
YEAR ENDED
   DECEMBER 31, 2000
NET INVESTMENT
   INCOME (LOSS):
  - Dividends from
     investment
     income           $    649      $ --        $      --   $    133    $     1,105    $        --    $     340   $     --
  - Dividends from
     net realized
     gain on
     investments         3,623        --               --        914          6,738             --        6,348         --
  - Mortality and
     expense
     guarantees           (335)       --               --        (82)          (799)            (5)        (275)        (3)
                      ------------  ----------  ---------   ----------  -------------  -------------  ----------  ----------
NET INVESTMENT
   INCOME (LOSS)         3,937        --               --        965          7,044             (5)       6,413         (3)
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS:
  - Net realized
     gain (loss) on
     investments        (3,360)       --               --       (134)        (2,037)            (5)      (4,353)        (2)
  - Net change in
     unrealized
     appreciation or
     depreciation on
     investments         3,218        --               --     (1,081)        (6,509)           339          124        214
--------------------  ------------  ----------  ---------   ----------  -------------  -------------  ----------  ----------
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS            (142)       --               --     (1,215)        (8,546)           334       (4,229)       212
--------------------  ------------  ----------  ---------   ----------  -------------  -------------  ----------  ----------
NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS    $  3,795      $ --        $      --   $   (250)   $    (1,502)   $       329    $   2,184   $    209
--------------------  ============  ==========  =========   ==========  =============  =============  ==========  ==========
YEAR ENDED
   DECEMBER 31, 2001
NET INVESTMENT
   INCOME (LOSS):
  - Dividends from
     investment
     income           $  1,174      $ --        $      --   $    291    $     5,444    $       740    $   1,296   $    513
  - Dividends from
     net realized
     gain on
     investments            --        --               --      1,896         40,784          5,817       10,802      4,607
MORTALITY AND
   EXPENSE
   GUARANTEES:
  - VUL I (.80% Fee
     Rate)                (364)       --               --       (174)        (1,416)            --         (466)        --
  - VUL-CV (.75% Fee
     Rate)                  --        --               --         --             --           (218)          --       (215)
  - VUL-DB and
     VUL-DB Elite
     (.90% Fee Rate)        --        (1)              (1)        --             --            (10)          (1)        (6)
                      ------------  ----------  ---------   ----------  -------------  -------------  ----------  ----------
NET INVESTMENT
   INCOME (LOSS)           810        (1)              (1)     2,013         44,812          6,329       11,631      4,899
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS:
  - Net realized
     gain (loss) on
     investments         1,010         1                1       (540)       (13,388)          (821)      (3,458)      (219)
  - Net change in
     unrealized
     appreciation or
     depreciation on
     investments        (3,798)       49                3     (3,688)       (62,625)        (9,191)      (9,013)    (3,674)
--------------------  ------------  ----------  ---------   ----------  -------------  -------------  ----------  ----------
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS          (2,788)       50                4     (4,228)       (76,013)       (10,012)     (12,471)    (3,893)
--------------------  ------------  ----------  ---------   ----------  -------------  -------------  ----------  ----------
NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS    $ (1,978)     $ 49        $       3   $ (2,215)   $   (31,201)   $    (3,683)   $    (840)  $  1,006
--------------------  ============  ==========  =========   ==========  =============  =============  ==========  ==========


                      FRANKLIN
                      SMALL CAP
                      SUBACCOUNT
--------------------
PERIOD FROM MAY 18,
   1999 (INCEPTION)
   TO DECEMBER 31,
   1999
NET INVESTMENT
   INCOME (LOSS):
  - Dividends from
     investment
     income           $       --
  - Dividends from
     net realized
     gain on
     investments              --
  - Mortality and
     expense
     guarantees               --
                      ----------
NET INVESTMENT
   INCOME (LOSS)              --
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS:
  - Net realized
     gain (loss) on
     investments              --
  - Net change in
     unrealized
     appreciation or
     depreciation on
     investments              --
--------------------  ----------
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS                --
--------------------  ----------
NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS    $       --
--------------------  ==========
YEAR ENDED
   DECEMBER 31, 2000
NET INVESTMENT
   INCOME (LOSS):
  - Dividends from
     investment
     income           $       --
  - Dividends from
     net realized
     gain on
     investments
  - Mortality and
     expense
     guarantees               --
                      ----------
NET INVESTMENT
   INCOME (LOSS)              --
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS:
  - Net realized
     gain (loss) on
     investments              --
  - Net change in
     unrealized
     appreciation or
     depreciation on
     investments              --
--------------------  ----------
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS                --
--------------------  ----------
NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS    $       --
--------------------  ==========
YEAR ENDED
   DECEMBER 31, 2001
NET INVESTMENT
   INCOME (LOSS):
  - Dividends from
     investment
     income           $       --
  - Dividends from
     net realized
     gain on
     investments              --
MORTALITY AND
   EXPENSE
   GUARANTEES:
  - VUL I (.80% Fee
     Rate)                    --
  - VUL-CV (.75% Fee
     Rate)                    --
  - VUL-DB and
     VUL-DB Elite
     (.90% Fee Rate)          (1)
                      ----------
NET INVESTMENT
   INCOME (LOSS)              (1)
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS:
  - Net realized
     gain (loss) on
     investments               3
  - Net change in
     unrealized
     appreciation or
     depreciation on
     investments             113
--------------------  ----------
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS               116
--------------------  ----------
NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS    $      115
--------------------  ==========

See accompanying notes.

LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M
STATEMENTS OF CHANGES IN NET ASSETS
PERIOD FROM MAY 18, 1999 (INCEPTION) TO DECEMBER 31, 1999 AND THE YEARS ENDED DECEMBER 31, 2000 AND 2001

                                        AIM           AIM                      AIM                                      AFIS
                                        V.I.          V.I.         AIM         V.I.           AIM           AFIS        GROWTH-
                                        CAPITAL       DIVERSIFIED  V.I.        INTERNATIONAL  V.I.          GROWTH      INCOME
                                        APPRECIATION  INCOME       GROWTH      EQUITY         VALUE         CLASS 2     CLASS 2
                                        SUBACCOUNT    SUBACCOUNT   SUBACCOUNT  SUBACCOUNT     SUBACCOUNT    SUBACCOUNT  SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------------
CHANGES FROM OPERATIONS:
  - Net investment income (loss)        $       723   $      642   $   2,567   $       --     $        769  $      --   $      --
  - Net realized gain (loss) on
     investments                                854         (276)      3,033           --            3,182         --          --
  - Net change in unrealized
     appreciation or depreciation on
     investments                              3,521         (441)      5,999           --            3,693         --          --
--------------------------------------  ------------  ----------   ----------  -------------  ------------  ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  5,098          (75)     11,599           --            7,644         --          --
CHANGE FROM UNIT TRANSACTIONS:
  - Participant purchases                    43,325       29,982      95,471           --          105,861         --          --
  - Participant withdrawals                  (4,379)      (6,929)     (8,219)          --          (10,142)        --          --
--------------------------------------  ------------  ----------   ----------  -------------  ------------  ----------  ----------
NET INCREASE IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                    38,946       23,053      87,252           --           95,719         --          --
--------------------------------------  ------------  ----------   ----------  -------------  ------------  ----------  ----------
TOTAL INCREASE IN NET ASSETS                 44,044       22,978      98,851           --          103,363         --          --
--------------------------------------  ------------  ----------   ----------  -------------  ------------  ----------  ----------
NET ASSETS AT DECEMBER 31, 1999              44,044       22,978      98,851           --          103,363         --          --
CHANGES FROM OPERATIONS:
  - Net investment income (loss)              5,516        6,621      14,407          119           26,127        (27)        (21)
  - Net realized gain (loss) on
     investments                              1,402         (484)       (498)         (21)          (4,129)       (60)          1
  - Net change in unrealized
     appreciation or depreciation on
     investments                            (50,285)      (4,303)   (167,195)        (433)        (124,598)    (1,195)      1,765
--------------------------------------  ------------  ----------   ----------  -------------  ------------  ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                (43,367)       1,834    (153,286)        (335)        (102,600)    (1,282)      1,745
CHANGE FROM UNIT TRANSACTIONS:
  - Participant purchases                   310,667      117,698     781,195        2,374          874,275     23,998      35,010
  - Participant withdrawals                 (66,047)     (30,931)   (138,038)        (269)        (143,032)    (1,496)     (1,181)
--------------------------------------  ------------  ----------   ----------  -------------  ------------  ----------  ----------
NET INCREASE IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                   244,620       86,767     643,157        2,105          731,243     22,502      33,829
--------------------------------------  ------------  ----------   ----------  -------------  ------------  ----------  ----------
TOTAL INCREASE IN NET ASSETS                201,253       88,601     489,871        1,770          628,643     21,220      35,574
--------------------------------------  ------------  ----------   ----------  -------------  ------------  ----------  ----------
NET ASSETS AT DECEMBER 31, 2000             245,297      111,579     588,722        1,770          732,006     21,220      35,574
CHANGES FROM OPERATIONS:
  - Net investment income (loss)             16,090        9,668      (3,008)         293           16,461     21,412      16,508
  - Net realized gain (loss) on
     investments                            (31,539)        (244)    (82,659)        (321)         (51,926)    (8,823)     (1,158)
  - Net change in unrealized
     appreciation or depreciation on
     investments                            (51,265)      (5,981)   (148,310)      (1,441)         (70,685)   (21,181)     (7,555)
--------------------------------------  ------------  ----------   ----------  -------------  ------------  ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                (66,714)       3,443    (233,977)      (1,469)        (106,150)    (8,592)      7,795
CHANGE FROM UNIT TRANSACTIONS:
  - Participant purchases                   122,896       67,235     431,675       18,202          916,439    339,077     301,927
  - Participant withdrawals                 (76,197)     (25,678)   (136,124)      (3,126)        (351,551)   (31,878)    (41,208)
--------------------------------------  ------------  ----------   ----------  -------------  ------------  ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS          46,699       41,557     295,551       15,076          564,888    307,199     260,719
--------------------------------------  ------------  ----------   ----------  -------------  ------------  ----------  ----------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                                   (20,015)      45,000      61,574       13,607          458,738    298,607     268,514
--------------------------------------  ------------  ----------   ----------  -------------  ------------  ----------  ----------
NET ASSETS AT DECEMBER 31, 2001         $   225,282   $  156,579   $ 650,296   $   15,377     $  1,190,744  $ 319,827   $ 304,088
======================================  ============  ==========   ==========  =============  ============  ==========  ==========

                                        AFIS
                                        GLOBAL SMALL
                                        CAPITALIZATION
                                        CLASS 2
                                        SUBACCOUNT
--------------------------------------
CHANGES FROM OPERATIONS:
  - Net investment income (loss)        $           --
  - Net realized gain (loss) on
     investments                                    --
  - Net change in unrealized
     appreciation or depreciation on
     investments                                    --
--------------------------------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        --
CHANGE FROM UNIT TRANSACTIONS:
  - Participant purchases                           --
  - Participant withdrawals                         --
--------------------------------------  --------------
NET INCREASE IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           --
--------------------------------------  --------------
TOTAL INCREASE IN NET ASSETS                        --
--------------------------------------  --------------
NET ASSETS AT DECEMBER 31, 1999                     --
CHANGES FROM OPERATIONS:
  - Net investment income (loss)                    (2)
  - Net realized gain (loss) on
     investments                                    (9)
  - Net change in unrealized
     appreciation or depreciation on
     investments                                  (186)
--------------------------------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      (197)
CHANGE FROM UNIT TRANSACTIONS:
  - Participant purchases                        1,008
  - Participant withdrawals                       (113)
--------------------------------------  --------------
NET INCREASE IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          895
--------------------------------------  --------------
TOTAL INCREASE IN NET ASSETS                       698
--------------------------------------  --------------
NET ASSETS AT DECEMBER 31, 2000                    698
CHANGES FROM OPERATIONS:
  - Net investment income (loss)                   978
  - Net realized gain (loss) on
     investments                                  (419)
  - Net change in unrealized
     appreciation or depreciation on
     investments                                (1,094)
--------------------------------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      (535)
CHANGE FROM UNIT TRANSACTIONS:
  - Participant purchases                       40,904
  - Participant withdrawals                     (4,975)
--------------------------------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS             35,929
--------------------------------------  --------------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                                       35,394
--------------------------------------  --------------
NET ASSETS AT DECEMBER 31, 2001         $       36,092
======================================  ==============

See accompanying notes.

LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
PERIOD FROM MAY 18, 1999 (INCEPTION) TO DECEMBER 31, 1999 AND THE YEARS ENDED DECEMBER 31, 2000 AND 2001

                                                                                                              BARON
                                                                               AVPSF                          CAPITAL
                                        AFIS           AVPSF       AVPSF       ALLIANCEBERNSTEIN              ASSET
                                        INTERNATIONAL  PREMIER     GROWTH AND  SMALL CAP          AVPSF       INSURANCE
                                        CLASS 2        GROWTH      INCOME      VALUE              TECHNOLOGY  SHARES
                                        SUBACCOUNT     SUBACCOUNT  SUBACCOUNT  SUBACCOUNT         SUBACCOUNT  SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------
CHANGES FROM OPERATIONS:
  - Net investment income (loss)        $      --      $    --     $    --     $       --         $    --     $     --
  - Net realized gain (loss) on
     investments                               --           --          --             --              --           --
  - Net change in unrealized
     appreciation or depreciation on
     investments                               --           --          --             --              --           --
--------------------------------------  -------------  ----------  ----------  -----------------  ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   --           --          --             --              --           --
CHANGE FROM UNIT TRANSACTIONS:
  - Participant purchases                      --           --          --             --              --           --
  - Participant withdrawals                    --           --          --             --              --           --
--------------------------------------  -------------  ----------  ----------  -----------------  ----------  ----------
NET INCREASE IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                      --           --          --             --              --           --
--------------------------------------  -------------  ----------  ----------  -----------------  ----------  ----------
TOTAL INCREASE IN NET ASSETS                   --           --          --             --              --           --
--------------------------------------  -------------  ----------  ----------  -----------------  ----------  ----------
NET ASSETS AT DECEMBER 31, 1999                --           --          --             --              --           --
CHANGES FROM OPERATIONS:
  - Net investment income (loss)               --           --          --             --              --           (4)
  - Net realized gain (loss) on
     investments                               --           --          --             --              --          (20)
  - Net change in unrealized
     appreciation or depreciation on
     investments                               --           --          --             --              --          296
--------------------------------------  -------------  ----------  ----------  -----------------  ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   --           --          --             --              --          272
CHANGE FROM UNIT TRANSACTIONS:
  - Participant purchases                      --           --          --             --              --       10,964
  - Participant withdrawals                    --           --          --             --              --         (205)
--------------------------------------  -------------  ----------  ----------  -----------------  ----------  ----------
NET INCREASE IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                      --           --          --             --              --       10,759
--------------------------------------  -------------  ----------  ----------  -----------------  ----------  ----------
TOTAL INCREASE IN NET ASSETS                   --           --          --             --              --       11,031
--------------------------------------  -------------  ----------  ----------  -----------------  ----------  ----------
NET ASSETS AT DECEMBER 31, 2000                --           --          --             --              --       11,031
CHANGES FROM OPERATIONS:
  - Net investment income (loss)               (1)          (2)         (1)            (1)             (2)        (102)
  - Net realized gain (loss) on
     investments                                1            3           1              3               6         (343)
  - Net change in unrealized
     appreciation or depreciation on
     investments                               37           89          40            121             138        4,309
--------------------------------------  -------------  ----------  ----------  -----------------  ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   37           90          40            123             142        3,864
CHANGE FROM UNIT TRANSACTIONS:
  - Participant purchases                   1,122        3,080       1,000          1,000           1,000       46,879
  - Participant withdrawals                  (234)        (157)       (153)          (158)           (161)      (6,268)
--------------------------------------  -------------  ----------  ----------  -----------------  ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS           888        2,923         847            842             839       40,611
--------------------------------------  -------------  ----------  ----------  -----------------  ----------  ----------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                                     925        3,013         887            965             981       44,475
--------------------------------------  -------------  ----------  ----------  -----------------  ----------  ----------
NET ASSETS AT DECEMBER 31, 2001         $     925      $ 3,013     $   887     $      965         $   981     $ 55,506
======================================  =============  ==========  ==========  =================  ==========  ==========


                                        DEUTSCHE      DEUTSCHE
                                        VIT           VIT
                                        EAFE          EQUITY
                                        EQUITY INDEX  500 INDEX
                                        SUBACCOUNT    SUBACCOUNT
--------------------------------------
CHANGES FROM OPERATIONS:
  - Net investment income (loss)        $      --     $      161
  - Net realized gain (loss) on
     investments                               --          3,641
  - Net change in unrealized
     appreciation or depreciation on
     investments                               --          2,320
--------------------------------------  ------------  ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   --          6,122
CHANGE FROM UNIT TRANSACTIONS:
  - Participant purchases                      --         58,729
  - Participant withdrawals                    --        (12,320)
--------------------------------------  ------------  ----------
NET INCREASE IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                      --         46,409
--------------------------------------  ------------  ----------
TOTAL INCREASE IN NET ASSETS                   --         52,531
--------------------------------------  ------------  ----------
NET ASSETS AT DECEMBER 31, 1999                --         52,531
CHANGES FROM OPERATIONS:
  - Net investment income (loss)               11         (2,682)
  - Net realized gain (loss) on
     investments                               (7)           953
  - Net change in unrealized
     appreciation or depreciation on
     investments                             (106)       (39,133)
--------------------------------------  ------------  ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                 (102)       (40,862)
CHANGE FROM UNIT TRANSACTIONS:
  - Participant purchases                   1,008        605,622
  - Participant withdrawals                  (115)      (131,532)
--------------------------------------  ------------  ----------
NET INCREASE IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                     893        474,090
--------------------------------------  ------------  ----------
TOTAL INCREASE IN NET ASSETS                  791        433,228
--------------------------------------  ------------  ----------
NET ASSETS AT DECEMBER 31, 2000               791        485,759
CHANGES FROM OPERATIONS:
  - Net investment income (loss)              (30)         3,104
  - Net realized gain (loss) on
     investments                             (103)       (14,960)
  - Net change in unrealized
     appreciation or depreciation on
     investments                             (602)       (66,412)
--------------------------------------  ------------  ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                 (735)       (78,268)
CHANGE FROM UNIT TRANSACTIONS:
  - Participant purchases                  13,978        652,270
  - Participant withdrawals                (1,486)      (156,492)
--------------------------------------  ------------  ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS        12,492        495,778
--------------------------------------  ------------  ----------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                                  11,757        417,510
--------------------------------------  ------------  ----------
NET ASSETS AT DECEMBER 31, 2001         $  12,548     $  903,269
======================================  ============  ==========

See accompanying notes.

LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
PERIOD FROM MAY 18, 1999 (INCEPTION) TO DECEMBER 31, 1999 AND THE YEARS ENDED DECEMBER 31, 2000 AND 2001

                                   DEUTSCHE
                                   VIT                                 DGPF        DGPF                    DGPF
                                   SMALL       DGPF        DGPF        EMERGING    GROWTH AND  DGPF        SMALL       DGPF
                                   CAP INDEX   HIGH YIELD  DEVON       MARKETS     INCOME      REIT        CAP VALUE   TREND
                                   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
CHANGES FROM OPERATIONS:
  - Net investment income (loss)   $      --   $     --    $    --     $     (5)   $    --     $      --   $      (7)  $      (21)
  - Net realized gain (loss) on
     investments                          --         --         --            1         --            --         (50)         332
  - Net change in unrealized
     appreciation or depreciation
     on investments                       --         --         --          195         --            --         161        2,641
---------------------------------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS                             --         --         --          191         --            --         104        2,952
CHANGE FROM UNIT TRANSACTIONS:
  - Participant purchases                 --         --         --        1,001         --            --       8,911       13,532
  - Participant withdrawals               --         --         --          (92)        --            --      (3,526)        (990)
---------------------------------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
NET INCREASE IN NET ASSETS
   RESULTING FROM UNIT
   TRANSACTIONS                           --         --         --          909         --            --       5,385       12,542
---------------------------------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
TOTAL INCREASE IN NET ASSETS              --         --         --        1,100         --            --       5,489       15,494
---------------------------------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
NET ASSETS AT DECEMBER 31, 1999           --         --         --        1,100         --            --       5,489       15,494
CHANGES FROM OPERATIONS:
  - Net investment income (loss)           2         (4)        (2)           3         --            (2)        312        2,331
  - Net realized gain (loss) on
     investments                          (6)        (3)        (6)        (225)        --             3         672          472
  - Net change in unrealized
     appreciation or depreciation
     on investments                      (96)        44       (119)      (3,173)        --            83       7,006      (27,715)
---------------------------------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS                           (100)        37       (127)      (3,395)        --            84       7,990      (24,912)
CHANGE FROM UNIT TRANSACTIONS:
  - Participant purchases              1,008      5,886      1,008       21,925         --         1,008      53,563      218,157
  - Participant withdrawals             (116)      (347)      (116)      (3,659)        --          (124)     (9,624)     (22,053)
---------------------------------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
NET INCREASE IN NET ASSETS
   RESULTING FROM UNIT
   TRANSACTIONS                          892      5,539        892       18,266         --           884      43,939      196,104
---------------------------------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
TOTAL INCREASE IN NET ASSETS             792      5,576        765       14,871         --           968      51,929      171,192
---------------------------------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
NET ASSETS AT DECEMBER 31, 2000          792      5,576        765       15,971         --           968      57,418      186,686
CHANGES FROM OPERATIONS:
  - Net investment income (loss)       5,917        395         (5)         (93)        (1)          333         (23)      (1,949)
  - Net realized gain (loss) on
     investments                         708       (127)       (38)        (822)         2           956       1,771      (18,809)
  - Net change in unrealized
     appreciation or depreciation
     on investments                    4,530        359       (109)       1,615         60         4,936       8,693          733
---------------------------------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS                         11,155        627       (152)         700         61         6,225      10,441      (20,025)
CHANGE FROM UNIT TRANSACTIONS:
  - Participant purchases            152,493     43,055      1,008       19,458      1,000        76,913     110,427      194,588
  - Participant withdrawals          (30,779)    (3,348)      (269)      (7,259)      (155)      (12,057)    (24,702)     (86,502)
---------------------------------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM UNIT
   TRANSACTIONS                      121,714     39,707        739       12,199        845        64,856      85,725      108,086
---------------------------------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                            132,869     40,334        587       12,899        906        71,081      96,166       88,061
---------------------------------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
NET ASSETS AT DECEMBER 31, 2001    $ 133,661   $ 45,910    $ 1,352     $ 28,870    $   906     $  72,049   $ 153,584   $  274,747
=================================  ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========

See accompanying notes.

LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
PERIOD FROM MAY 18, 1999 (INCEPTION) TO DECEMBER 31, 1999 AND THE YEARS ENDED DECEMBER 31, 2000 AND 2001

                                                                FIDELITY                      FIDELITY
                                                    FIDELITY    VIP            FIDELITY       VIP            FIDELITY
                                        DGPF        VIP         EQUITY-        VIP            HIGH           VIP
                                        U.S.        EQUITY-     INCOME         GROWTH         INCOME         OVERSEAS
                                        GROWTH      INCOME      SERVICE CLASS  SERVICE CLASS  SERVICE CLASS  SERVICE CLASS
                                        SUBACCOUNT  SUBACCOUNT  SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------------
CHANGES FROM OPERATIONS:
  - Net investment income (loss)        $    --     $    (182)  $      --      $        --    $        --    $      --
  - Net realized gain (loss) on
     investments                             --        (1,003)         --               --             --           --
  - Net change in unrealized
     appreciation or depreciation on
     investments                             --           595          --               --             --           --
--------------------------------------  ----------  ----------  -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                 --          (590)         --               --             --           --
CHANGE FROM UNIT TRANSACTIONS:
  - Participant purchases                    --        81,119          --               --             --           --
  - Participant withdrawals                  --        (5,804)         --               --             --           --
--------------------------------------  ----------  ----------  -------------  -------------  -------------  -------------
NET INCREASE IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                    --        75,315          --               --             --           --
--------------------------------------  ----------  ----------  -------------  -------------  -------------  -------------
TOTAL INCREASE IN NET ASSETS                 --        74,725          --               --             --           --
--------------------------------------  ----------  ----------  -------------  -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 1999              --        74,725          --               --             --           --
CHANGES FROM OPERATIONS:
  - Net investment income (loss)             --         8,717          --               (2)            (2)          --
  - Net realized gain (loss) on
     investments                             --          (197)         --               (8)            (4)          --
  - Net change in unrealized
     appreciation or depreciation on
     investments                             --        23,488          --             (174)          (148)          --
--------------------------------------  ----------  ----------  -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                 --        32,008          --             (184)          (154)          --
CHANGE FROM UNIT TRANSACTIONS:
  - Participant purchases                    --       294,537          --            1,008          2,072           --
  - Participant withdrawals                  --       (71,617)         --             (114)          (143)          --
--------------------------------------  ----------  ----------  -------------  -------------  -------------  -------------
NET INCREASE IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                    --       222,920          --              894          1,929           --
--------------------------------------  ----------  ----------  -------------  -------------  -------------  -------------
TOTAL INCREASE IN NET ASSETS                 --       254,928          --              710          1,775           --
--------------------------------------  ----------  ----------  -------------  -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2000              --       329,653          --              710          1,775           --
CHANGES FROM OPERATIONS:
  - Net investment income (loss)             (1)       18,132          (1)             914            166           (1)
  - Net realized gain (loss) on
     investments                              2        (4,077)          2           (4,318)        (2,443)           1
  - Net change in unrealized
     appreciation or depreciation on
     investments                             67       (34,411)         62           (2,936)           669           27
--------------------------------------  ----------  ----------  -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                 68       (20,356)         63           (6,340)        (1,608)          27
CHANGE FROM UNIT TRANSACTIONS:
  - Participant purchases                 1,000        98,643       1,000           69,479         42,654        1,107
  - Participant withdrawals                (155)     (106,079)       (155)          (8,990)        (8,469)        (224)
--------------------------------------  ----------  ----------  -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS         845        (7,436)        845           60,489         34,185          883
--------------------------------------  ----------  ----------  -------------  -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                                   913       (27,792)        908           54,149         32,577          910
--------------------------------------  ----------  ----------  -------------  -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2001         $   913     $ 301,861   $     908      $    54,859    $    34,352    $     910
======================================  ==========  ==========  =============  =============  =============  =============


                                        FIDELITY    FIDELITY
                                        VIP II      VIP II
                                        ASSET       CONTRAFUND
                                        MANAGER     SERVICE CLASS
                                        SUBACCOUNT  SUBACCOUNT
--------------------------------------
CHANGES FROM OPERATIONS:
  - Net investment income (loss)        $      (6)  $          --
  - Net realized gain (loss) on
     investments                                2              --
  - Net change in unrealized
     appreciation or depreciation on
     investments                              190              --
--------------------------------------  ----------  -------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  186              --
CHANGE FROM UNIT TRANSACTIONS:
  - Participant purchases                  11,041              --
  - Participant withdrawals                (6,154)             --
--------------------------------------  ----------  -------------
NET INCREASE IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                   4,887              --
--------------------------------------  ----------  -------------
TOTAL INCREASE IN NET ASSETS                5,073              --
--------------------------------------  ----------  -------------
NET ASSETS AT DECEMBER 31, 1999             5,073              --
CHANGES FROM OPERATIONS:
  - Net investment income (loss)            3,437              (6)
  - Net realized gain (loss) on
     investments                              233              (8)
  - Net change in unrealized
     appreciation or depreciation on
     investments                           (5,862)            112
--------------------------------------  ----------  -------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS               (2,192)             98
CHANGE FROM UNIT TRANSACTIONS:
  - Participant purchases                 107,215           8,374
  - Participant withdrawals               (18,525)           (399)
--------------------------------------  ----------  -------------
NET INCREASE IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                  88,690           7,975
--------------------------------------  ----------  -------------
TOTAL INCREASE IN NET ASSETS               86,498           8,073
--------------------------------------  ----------  -------------
NET ASSETS AT DECEMBER 31, 2000            91,571           8,073
CHANGES FROM OPERATIONS:
  - Net investment income (loss)            4,244            (663)
  - Net realized gain (loss) on
     investments                           (2,056)           (408)
  - Net change in unrealized
     appreciation or depreciation on
     investments                           (7,722)          1,607
--------------------------------------  ----------  -------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS               (5,534)            536
CHANGE FROM UNIT TRANSACTIONS:
  - Participant purchases                  49,842         317,548
  - Participant withdrawals               (16,748)        (85,571)
--------------------------------------  ----------  -------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS        33,094         231,977
--------------------------------------  ----------  -------------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                                  27,560         232,513
--------------------------------------  ----------  -------------
NET ASSETS AT DECEMBER 31, 2001         $ 119,131   $     240,586
======================================  ==========  =============

See accompanying notes.

LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
PERIOD FROM MAY 18, 1999 (INCEPTION) TO DECEMBER 31, 1999 AND THE YEARS ENDED DECEMBER 31, 2000 AND 2001

                                                                                           JANUS
                                                    FIDELITY                   JANUS       ASPEN           JANUS
                                        FIDELITY    VIP III        JANUS       ASPEN       SERIES          ASPEN
                                        VIP II      GROWTH         ASPEN       SERIES      AGGRESSIVE      SERIES
                                        INVESTMENT  OPPORTUNITIES  SERIES      WORLDWIDE   GROWTH          BALANCED
                                        GRADE BOND  SERVICE CLASS  BALANCED    GROWTH      SERVICE SHARES  SERVICE SHARES
                                        SUBACCOUNT  SUBACCOUNT     SUBACCOUNT  SUBACCOUNT  SUBACCOUNT      SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------
CHANGES FROM OPERATIONS:
  - Net investment income (loss)        $     (13)  $       --     $      --   $      --   $      --       $      --
  - Net realized gain (loss) on
     investments                                5           --            --          --          --              --
  - Net change in unrealized
     appreciation or depreciation on
     investments                              (56)          --            --          --          --              --
--------------------------------------  ----------  -------------  ----------  ----------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (64)          --            --          --          --              --
CHANGE FROM UNIT TRANSACTIONS:
  - Participant purchases                  29,161           --            --          --          --              --
  - Participant withdrawals                (6,084)          --            --          --          --              --
--------------------------------------  ----------  -------------  ----------  ----------  --------------  --------------
NET INCREASE IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                  23,077           --            --          --          --              --
--------------------------------------  ----------  -------------  ----------  ----------  --------------  --------------
TOTAL INCREASE IN NET ASSETS               23,013           --            --          --          --              --
--------------------------------------  ----------  -------------  ----------  ----------  --------------  --------------
NET ASSETS AT DECEMBER 31, 1999            23,013           --            --          --          --              --
CHANGES FROM OPERATIONS:
  - Net investment income (loss)            4,453           (3)          155          50          --              --
  - Net realized gain (loss) on
     investments                             (884)         (15)          (17)        (38)         --              --
  - Net change in unrealized
     appreciation or depreciation on
     investments                            8,810         (138)          (86)       (485)         --              --
--------------------------------------  ----------  -------------  ----------  ----------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS               12,379         (156)           52        (473)         --              --
CHANGE FROM UNIT TRANSACTIONS:
  - Participant purchases                 142,791        3,029        21,401      49,107          --              --
  - Participant withdrawals               (27,664)        (334)       (1,358)     (1,943)         --              --
--------------------------------------  ----------  -------------  ----------  ----------  --------------  --------------
NET INCREASE IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                 115,127        2,695        20,043      47,164          --              --
--------------------------------------  ----------  -------------  ----------  ----------  --------------  --------------
TOTAL INCREASE IN NET ASSETS              127,506        2,539        20,095      46,691          --              --
--------------------------------------  ----------  -------------  ----------  ----------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2000           150,519        2,539        20,095      46,691          --              --
CHANGES FROM OPERATIONS:
  - Net investment income (loss)            6,649          (79)        4,319         (88)         (2)             23
  - Net realized gain (loss) on
     investments                            2,814         (245)       (1,655)    (16,837)          6               1
  - Net change in unrealized
     appreciation or depreciation on
     investments                            4,114         (880)       (2,359)     (6,257)         66               6
--------------------------------------  ----------  -------------  ----------  ----------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS               13,577       (1,204)          305     (23,182)         70              30
CHANGE FROM UNIT TRANSACTIONS:
  - Participant purchases                 106,782       27,622       273,672     283,363       3,692           3,080
  - Participant withdrawals               (38,963)      (5,187)      (56,532)    (52,447)       (768)           (152)
--------------------------------------  ----------  -------------  ----------  ----------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS        67,819       22,435       217,140     230,916       2,924           2,928
--------------------------------------  ----------  -------------  ----------  ----------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                                  81,396       21,231       217,445     207,734       2,994           2,958
--------------------------------------  ----------  -------------  ----------  ----------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2001         $ 231,915   $   23,770     $ 237,540   $ 254,425   $   2,994       $   2,958
======================================  ==========  =============  ==========  ==========  ==============  ==============

                                        JANUS           JANUS
                                        ASPEN           ASPEN
                                        SERIES          SERIES
                                        GLOBAL          WORLDWIDE
                                        TECHNOLOGY      GROWTH
                                        SERVICE SHARES  SERVICE SHARES
                                        SUBACCOUNT      SUBACCOUNT
--------------------------------------
CHANGES FROM OPERATIONS:
  - Net investment income (loss)        $        --     $           --
  - Net realized gain (loss) on
     investments                                 --                 --
  - Net change in unrealized
     appreciation or depreciation on
     investments                                 --                 --
--------------------------------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     --                 --
CHANGE FROM UNIT TRANSACTIONS:
  - Participant purchases                        --                 --
  - Participant withdrawals                      --                 --
--------------------------------------  --------------  --------------
NET INCREASE IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                        --                 --
--------------------------------------  --------------  --------------
TOTAL INCREASE IN NET ASSETS                     --                 --
--------------------------------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 1999                  --                 --
CHANGES FROM OPERATIONS:
  - Net investment income (loss)                147                 --
  - Net realized gain (loss) on
     investments                                 (9)                --
  - Net change in unrealized
     appreciation or depreciation on
     investments                             (1,550)                --
--------------------------------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                 (1,412)                --
CHANGE FROM UNIT TRANSACTIONS:
  - Participant purchases                    29,393                 --
  - Participant withdrawals                  (1,102)                --
--------------------------------------  --------------  --------------
NET INCREASE IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                    28,291                 --
--------------------------------------  --------------  --------------
TOTAL INCREASE IN NET ASSETS                 26,879                 --
--------------------------------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2000              26,879                 --
CHANGES FROM OPERATIONS:
  - Net investment income (loss)                (17)                --
  - Net realized gain (loss) on
     investments                             (4,671)                 2
  - Net change in unrealized
     appreciation or depreciation on
     investments                            (20,305)                72
--------------------------------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                (24,993)                74
CHANGE FROM UNIT TRANSACTIONS:
  - Participant purchases                    74,305              2,151
  - Participant withdrawals                 (16,552)              (156)
--------------------------------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS          57,753              1,995
--------------------------------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                                    32,760              2,069
--------------------------------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2001         $    59,639     $        2,069
======================================  ==============  ==============

See accompanying notes.

LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
PERIOD FROM MAY 18, 1999 (INCEPTION) TO DECEMBER 31, 1999 AND THE YEARS ENDED DECEMBER 31, 2000 AND 2001

                                                                                          LN
                                        LN                      LN            LN          GLOBAL                     LN
                                        AGGRESSIVE  LN          CAPITAL       EQUITY-     ASSET       LN             MONEY
                                        GROWTH      BOND        APPRECIATION  INCOME      ALLOCATION  INTERNATIONAL  MARKET
                                        SUBACCOUNT  SUBACCOUNT  SUBACCOUNT    SUBACCOUNT  SUBACCOUNT  SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------
CHANGES FROM OPERATIONS:
  - Net investment income (loss)        $    --     $      --   $     --      $     --    $     --    $      --      $        3,543
  - Net realized gain (loss) on
     investments                             --            --         --            --          --           --                  --
  - Net change in unrealized
     appreciation or depreciation on
     investments                             --            --         --            --          --           --                  --
--------------------------------------  ----------  ----------  ------------  ----------  ----------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                 --            --         --            --          --           --               3,543
CHANGE FROM UNIT TRANSACTIONS:
  - Participant purchases                    --            --         --            --          --           --           1,255,833
  - Participant withdrawals                  --            --         --            --          --           --            (395,802)
--------------------------------------  ----------  ----------  ------------  ----------  ----------  -------------  --------------
NET INCREASE IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                    --            --         --            --          --           --             860,031
--------------------------------------  ----------  ----------  ------------  ----------  ----------  -------------  --------------
TOTAL INCREASE IN NET ASSETS                 --            --         --            --          --           --             863,574
--------------------------------------  ----------  ----------  ------------  ----------  ----------  -------------  --------------
NET ASSETS AT DECEMBER 31, 1999              --            --         --            --          --           --             863,574
CHANGES FROM OPERATIONS:
  - Net investment income (loss)             --           100         (2)            5          (2)          --              45,627
  - Net realized gain (loss) on
     investments                             --            --        (10)            2          (4)          --                  --
  - Net change in unrealized
     appreciation or depreciation on
     investments                             --           122       (226)           52         (58)          --                  --
--------------------------------------  ----------  ----------  ------------  ----------  ----------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                 --           222       (238)           59         (64)          --              45,627
CHANGE FROM UNIT TRANSACTIONS:
  - Participant purchases                    --        23,443      1,541         1,008       1,008           --           3,768,762
  - Participant withdrawals                  --        (1,240)      (190)         (124)       (118)          --          (3,122,540)
--------------------------------------  ----------  ----------  ------------  ----------  ----------  -------------  --------------
NET INCREASE IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                    --        22,203      1,351           884         890           --             646,222
--------------------------------------  ----------  ----------  ------------  ----------  ----------  -------------  --------------
TOTAL INCREASE IN NET ASSETS                 --        22,425      1,113           943         826           --             691,849
--------------------------------------  ----------  ----------  ------------  ----------  ----------  -------------  --------------
NET ASSETS AT DECEMBER 31, 2000              --        22,425      1,113           943         826           --           1,555,423
CHANGES FROM OPERATIONS:
  - Net investment income (loss)             (1)       12,657        156           287         234            8              47,898
  - Net realized gain (loss) on
     investments                              3           591       (248)         (154)        (24)           1                  --
  - Net change in unrealized
     appreciation or depreciation on
     investments                            112          (982)      (633)         (297)      1,558           32                  --
--------------------------------------  ----------  ----------  ------------  ----------  ----------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                114        12,266       (725)         (164)      1,768           41              47,898
CHANGE FROM UNIT TRANSACTIONS:
  - Participant purchases                 1,000       374,741      6,018        10,499      23,787        1,000           3,754,803
  - Participant withdrawals                (158)      (76,437)      (717)       (1,477)       (812)        (154)         (2,879,300)
--------------------------------------  ----------  ----------  ------------  ----------  ----------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS         842       298,304      5,301         9,022      22,975          846             875,503
--------------------------------------  ----------  ----------  ------------  ----------  ----------  -------------  --------------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                                   956       310,570      4,576         8,858      24,743          887             923,401
--------------------------------------  ----------  ----------  ------------  ----------  ----------  -------------  --------------
NET ASSETS AT DECEMBER 31, 2001         $   956     $ 332,995   $  5,689      $  9,801    $ 25,569    $     887      $    2,478,824
======================================  ==========  ==========  ============  ==========  ==========  =============  ==============


                                        LN
                                        SOCIAL
                                        AWARENESS
                                        SUBACCOUNT
--------------------------------------
CHANGES FROM OPERATIONS:
  - Net investment income (loss)        $       --
  - Net realized gain (loss) on
     investments                                --
  - Net change in unrealized
     appreciation or depreciation on
     investments                                --
--------------------------------------  ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    --
CHANGE FROM UNIT TRANSACTIONS:
  - Participant purchases                       --
  - Participant withdrawals                     --
--------------------------------------  ----------
NET INCREASE IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                       --
--------------------------------------  ----------
TOTAL INCREASE IN NET ASSETS                    --
--------------------------------------  ----------
NET ASSETS AT DECEMBER 31, 1999                 --
CHANGES FROM OPERATIONS:
  - Net investment income (loss)                 3
  - Net realized gain (loss) on
     investments                                (6)
  - Net change in unrealized
     appreciation or depreciation on
     investments                              (128)
--------------------------------------  ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (131)
CHANGE FROM UNIT TRANSACTIONS:
  - Participant purchases                    1,008
  - Participant withdrawals                   (116)
--------------------------------------  ----------
NET INCREASE IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                      892
--------------------------------------  ----------
TOTAL INCREASE IN NET ASSETS                   761
--------------------------------------  ----------
NET ASSETS AT DECEMBER 31, 2000                761
CHANGES FROM OPERATIONS:
  - Net investment income (loss)             1,089
  - Net realized gain (loss) on
     investments                            (1,140)
  - Net change in unrealized
     appreciation or depreciation on
     investments                              (604)
--------------------------------------  ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (655)
CHANGE FROM UNIT TRANSACTIONS:
  - Participant purchases                    6,844
  - Participant withdrawals                 (1,360)
--------------------------------------  ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS          5,484
--------------------------------------  ----------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                                    4,829
--------------------------------------  ----------
NET ASSETS AT DECEMBER 31, 2001         $    5,590
======================================  ==========

See accompanying notes.

LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
PERIOD FROM MAY 18, 1999 (INCEPTION) TO DECEMBER 31, 1999 AND THE YEARS ENDED DECEMBER 31, 2000 AND 2001

                                                                                                                     OCC
                              MFS VIT        MFS VIT     MFS VIT                 NB AMT                              ACCUMULATION
                              CAPITAL        EMERGING    TOTAL       MFS VIT     MID-CAP     NB AMT      NB AMT      GLOBAL
                              OPPORTUNITIES  GROWTH      RETURN      UTILITIES   GROWTH      PARTNERS    REGENCY     EQUITY
                              SUBACCOUNT     SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
CHANGES FROM OPERATIONS:
  - Net investment income
     (loss)                   $      --      $     (45)  $      (8)  $      (8)  $      --   $     --    $    --     $      1,119
  - Net realized gain (loss)
     on investments                  --          2,307          (1)          8          --         --         --                5
  - Net change in unrealized
     appreciation or
     depreciation on
     investments                     --          6,675          50         604          --         --         --             (772)
----------------------------  -------------  ----------  ----------  ----------  ----------  ----------  ----------  ------------
NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING FROM
   OPERATIONS                        --          8,937          41         604          --         --         --              352
CHANGE FROM UNIT
   TRANSACTIONS:
  - Participant purchases            --         25,098       5,599       7,414          --         --         --            9,006
  - Participant withdrawals          --         (1,965)       (648)       (373)         --         --         --           (1,826)
----------------------------  -------------  ----------  ----------  ----------  ----------  ----------  ----------  ------------
NET INCREASE IN NET ASSETS
   RESULTING FROM UNIT
   TRANSACTIONS                      --         23,133       4,951       7,041          --         --         --            7,180
----------------------------  -------------  ----------  ----------  ----------  ----------  ----------  ----------  ------------
TOTAL INCREASE IN NET ASSETS         --         32,070       4,992       7,645          --         --         --            7,532
----------------------------  -------------  ----------  ----------  ----------  ----------  ----------  ----------  ------------
NET ASSETS AT DECEMBER 31,
   1999                              --         32,070       4,992       7,645          --         --         --            7,532
CHANGES FROM OPERATIONS:
  - Net investment income
     (loss)                          --          9,723       1,337      12,826          (9)        (2)        --            6,872
  - Net realized gain (loss)
     on investments                  --         (2,561)        595      (2,200)         (4)        (3)        --             (465)
  - Net change in unrealized
     appreciation or
     depreciation on
     investments                     --        (93,021)      4,407     (13,181)        366        (36)        --           (1,543)
----------------------------  -------------  ----------  ----------  ----------  ----------  ----------  ----------  ------------
NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING FROM
   OPERATIONS                        --        (85,859)      6,339      (2,555)        353        (41)        --            4,864
CHANGE FROM UNIT
   TRANSACTIONS:
  - Participant purchases            --        505,200      38,216     299,112      17,141      1,008         --           81,347
  - Participant withdrawals          --        (67,965)     (6,766)    (51,369)       (977)      (119)        --          (11,938)
----------------------------  -------------  ----------  ----------  ----------  ----------  ----------  ----------  ------------
NET INCREASE IN NET ASSETS
   RESULTING FROM UNIT
   TRANSACTIONS                      --        437,235      31,450     247,743      16,164        889         --           69,409
----------------------------  -------------  ----------  ----------  ----------  ----------  ----------  ----------  ------------
TOTAL INCREASE IN NET ASSETS         --        351,376      37,789     245,188      16,517        848         --           74,273
----------------------------  -------------  ----------  ----------  ----------  ----------  ----------  ----------  ------------
NET ASSETS AT DECEMBER 31,
   2000                              --        383,446      42,781     252,833      16,517        848         --           81,805
CHANGES FROM OPERATIONS:
  - Net investment income
     (loss)                          (1)        21,676       3,536      32,813        (799)       311         (1)             192
  - Net realized gain (loss)
     on investments                   2        (47,232)        290     (17,296)       (323)      (197)         2           (2,655)
  - Net change in unrealized
     appreciation or
     depreciation on
     investments                     84       (127,677)     (2,202)   (100,196)         83        503         87           (9,974)
----------------------------  -------------  ----------  ----------  ----------  ----------  ----------  ----------  ------------
NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING FROM
   OPERATIONS                        85       (153,233)      1,624     (84,679)     (1,039)       617         88          (12,437)
CHANGE FROM UNIT
   TRANSACTIONS:
  - Participant purchases         1,000        363,524     199,879     263,939     245,056     58,172      1,000           31,444
  - Participant withdrawals        (156)      (101,989)    (38,739)    (77,251)    (53,226)    (6,655)      (155)         (18,503)
----------------------------  -------------  ----------  ----------  ----------  ----------  ----------  ----------  ------------
NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                844        261,535     161,140     186,688     191,830     51,517        845           12,941
----------------------------  -------------  ----------  ----------  ----------  ----------  ----------  ----------  ------------
TOTAL INCREASE (DECREASE) IN
   NET ASSETS                       929        108,302     162,764     102,009     190,791     52,134        933              504
----------------------------  -------------  ----------  ----------  ----------  ----------  ----------  ----------  ------------
NET ASSETS AT DECEMBER 31,
   2001                       $     929      $ 491,748   $ 205,545   $ 354,842   $ 207,308   $ 52,982    $   933     $     82,309
============================  =============  ==========  ==========  ==========  ==========  ==========  ==========  ============

See accompanying notes.

LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
PERIOD FROM MAY 18, 1999 (INCEPTION) TO DECEMBER 31, 1999 AND THE YEARS ENDED DECEMBER 31, 2000 AND 2001

                                                      PUTNAM VT   PUTNAM VT                              TEMPLETON
                                        OCC           GROWTH AND  HEALTH      TEMPLETON   TEMPLETON      INTERNATIONAL  TEMPLETON
                                        ACCUMULATION  INCOME      SCIENCES    ASSET       INTERNATIONAL  SECURITIES     GROWTH
                                        MANAGED       CLASS IB    CLASS IB    STRATEGY    SECURITIES     CLASS 2        SECURITIES
                                        SUBACCOUNT    SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------------
CHANGES FROM OPERATIONS:
  - Net investment income (loss)        $     (23)    $    --     $      --   $     (6)   $       (21)   $       --     $    (17)
  - Net realized gain (loss) on
     investments                               (3)         --            --          2             91            --           13
  - Net change in unrealized
     appreciation or depreciation on
     investments                              164          --            --        231          1,441            --        1,617
--------------------------------------  ------------  ----------  ---------   ----------  -------------  -------------  ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  138          --            --        227          1,511            --        1,613
CHANGE FROM UNIT TRANSACTIONS:
  - Participant purchases                  37,381          --            --      3,939         24,119            --       28,860
  - Participant withdrawals                (2,372)         --            --       (151)        (3,136)           --       (1,976)
--------------------------------------  ------------  ----------  ---------   ----------  -------------  -------------  ----------
NET INCREASE IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                  35,009          --            --      3,788         20,983            --       26,884
--------------------------------------  ------------  ----------  ---------   ----------  -------------  -------------  ----------
TOTAL INCREASE IN NET ASSETS               35,147          --            --      4,015         22,494            --       28,497
--------------------------------------  ------------  ----------  ---------   ----------  -------------  -------------  ----------
NET ASSETS AT DECEMBER 31, 1999            35,147          --            --      4,015         22,494            --       28,497
CHANGES FROM OPERATIONS:
  - Net investment income (loss)            3,937          --            --        965          7,044            (5)       6,413
  - Net realized gain (loss) on
     investments                           (3,360)         --            --       (134)        (2,037)           (5)      (4,353)
  - Net change in unrealized
     appreciation or depreciation on
     investments                            3,218          --            --     (1,081)        (6,509)          339          124
--------------------------------------  ------------  ----------  ---------   ----------  -------------  -------------  ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                3,795          --            --       (250)        (1,502)          329        2,184
CHANGE FROM UNIT TRANSACTIONS:
  - Participant purchases                  33,597          --            --     18,762        172,270        12,088       33,502
  - Participant withdrawals               (17,602)         --            --     (2,363)       (24,996)         (954)     (13,169)
--------------------------------------  ------------  ----------  ---------   ----------  -------------  -------------  ----------
NET INCREASE IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                  15,995          --            --     16,399        147,274        11,134       20,333
--------------------------------------  ------------  ----------  ---------   ----------  -------------  -------------  ----------
TOTAL INCREASE IN NET ASSETS               19,790          --            --     16,149        145,772        11,463       22,517
--------------------------------------  ------------  ----------  ---------   ----------  -------------  -------------  ----------
NET ASSETS AT DECEMBER 31, 2000            54,937          --            --     20,164        168,266        11,463       51,014
CHANGES FROM OPERATIONS:
  - Net investment income (loss)              810          (1)           (1)     2,013         44,812         6,329       11,631
  - Net realized gain (loss) on
     investments                            1,010           1             1       (540)       (13,388)         (821)      (3,458)
  - Net change in unrealized
     appreciation or depreciation on
     investments                           (3,798)         49             3     (3,688)       (62,625)       (9,191)      (9,013)
--------------------------------------  ------------  ----------  ---------   ----------  -------------  -------------  ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS               (1,978)         49             3     (2,215)       (31,201)       (3,683)        (840)
CHANGE FROM UNIT TRANSACTIONS:
  - Participant purchases                   9,471       1,126         1,000     11,413        102,330        56,138       14,040
  - Participant withdrawals               (20,513)       (153)         (152)    (4,546)       (55,936)       (8,132)     (10,218)
--------------------------------------  ------------  ----------  ---------   ----------  -------------  -------------  ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS       (11,042)        973           848      6,867         46,394        48,006        3,822
--------------------------------------  ------------  ----------  ---------   ----------  -------------  -------------  ----------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                                 (13,020)      1,022           851      4,652         15,193        44,323        2,982
--------------------------------------  ------------  ----------  ---------   ----------  -------------  -------------  ----------
NET ASSETS AT DECEMBER 31, 2001         $  41,917     $ 1,022     $     851   $ 24,816    $   183,459    $   55,786     $ 53,996
======================================  ============  ==========  =========   ==========  =============  =============  ==========

                                        TEMPLETON
                                        GROWTH
                                        SECURITIES  FRANKLIN
                                        CLASS 2     SMALL CAP
                                        SUBACCOUNT  SUBACCOUNT
--------------------------------------
CHANGES FROM OPERATIONS:
  - Net investment income (loss)        $     --    $       --
  - Net realized gain (loss) on
     investments                              --            --
  - Net change in unrealized
     appreciation or depreciation on
     investments                              --            --
--------------------------------------  ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  --            --
CHANGE FROM UNIT TRANSACTIONS:
  - Participant purchases                     --            --
  - Participant withdrawals                   --            --
--------------------------------------  ----------  ----------
NET INCREASE IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                     --            --
--------------------------------------  ----------  ----------
TOTAL INCREASE IN NET ASSETS                  --            --
--------------------------------------  ----------  ----------
NET ASSETS AT DECEMBER 31, 1999               --            --
CHANGES FROM OPERATIONS:
  - Net investment income (loss)              (3)           --
  - Net realized gain (loss) on
     investments                              (2)           --
  - Net change in unrealized
     appreciation or depreciation on
     investments                             214            --
--------------------------------------  ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                 209            --
CHANGE FROM UNIT TRANSACTIONS:
  - Participant purchases                 10,683            --
  - Participant withdrawals                 (178)           --
--------------------------------------  ----------  ----------
NET INCREASE IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                 10,505            --
--------------------------------------  ----------  ----------
TOTAL INCREASE IN NET ASSETS              10,714            --
--------------------------------------  ----------  ----------
NET ASSETS AT DECEMBER 31, 2000           10,714            --
CHANGES FROM OPERATIONS:
  - Net investment income (loss)           4,899            (1)
  - Net realized gain (loss) on
     investments                            (219)            3
  - Net change in unrealized
     appreciation or depreciation on
     investments                          (3,674)          113
--------------------------------------  ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS               1,006           115
CHANGE FROM UNIT TRANSACTIONS:
  - Participant purchases                 38,159         1,000
  - Participant withdrawals               (2,931)         (157)
--------------------------------------  ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS       35,228           843
--------------------------------------  ----------  ----------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                                 36,234           958
--------------------------------------  ----------  ----------
NET ASSETS AT DECEMBER 31, 2001         $ 46,948    $      958
======================================  ==========  ==========

See accompanying notes.

LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M
NOTES TO FINANCIAL STATEMENTS
1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION
   THE VARIABLE ACCOUNT: Lincoln Life & Annuity Flexible Premium Variable Life Account M (the Variable Account) is a segregated investment account of Lincoln Life & Annuity Company of New York (LNY) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on May 18, 1999, are part of the operations of LNY. The Variable Account consists of four products that are listed below:

      -  VUL I
      -  VUL-CV
      -  VUL-DB
      -  VUL-DB Elite

   The assets of the Variable Account are owned by LNY. The portion of the Variable Account's assets supporting the variable life policies may not be used to satisfy liabilities arising from any other business of LNY.

   BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States for unit investment trusts.

   INVESTMENTS: The assets of the Variable Account are divided into variable subaccounts each of which is invested in shares of one of sixty five mutual funds (the Funds) of sixteen diversified open-end management investment companies, each Fund with its own investment objective. The Funds are:

   AIM Variable Insurance Funds (AIM V.I.):
     AIM V.I. Capital Appreciation Fund (Series 1)
     AIM V.I. Diversified Income Fund (Series 1)
     AIM V.I. Growth Fund (Series 1)
     AIM V.I. International Equity Fund (Series 1)
     AIM V.I. Value Fund (Series 1)

   American Funds Insurance Series (AFIS):
     AFIS Growth Fund (Class 2)
     AFIS Growth -- Income Fund (Class 2)
     AFIS Global Small Capitlization Fund (Class 2)
     AFIS International Fund (Class 2)

   Alliance Variable Products Series Fund (AVPSF):
     AVPSF Premier Growth Portfolio (Class A)
     AVPSF Growth and Income Portfolio (Class A)
     AVPSF AllianceBernstein Small Cap Value Portfolio (Class A)
     AVPSF Technology Portfolio (Class A)

   Baron Capital Funds Trust:
     Baron Capital Asset Fund Insurance Shares

   Deutsche Asset Management VIT Funds Trust (Deutsche VIT):
     Deutsche VIT EAFE Equity Index Fund
     Deutsche VIT Equity 500 Index Fund
     Deutsche VIT Small Cap Index Fund

   Delaware Group Premium Fund (DGPF):
     DGPF High Yield Series (Standard Class)
     DGPF Devon Series (Standard Class)
     DGPF Emerging Markets Series (Standard Class)
     DGPF Growth and Income Series (Standard Class)
     DGPF REIT Series (Standard Class)
     DGPF Small Cap Value Series (Standard Class)
     DGPF Trend Series (Standard Class)
     DGPF U.S. Growth Series (Standard Class)

   Fidelity Variable Insurance Products Fund (Fidelity VIP):
     Fidelity VIP Equity-Income Portfolio
     Fidelity VIP Equity-Income Portfolio (Service Class)
     Fidelity VIP Growth Portfolio (Service Class)
     Fidelity VIP High Income Portfolio (Service Class)
     Fidelity VIP Overseas Portfolio (Service Class)

   Fidelity Variable Insurance Products Fund II (Fidelity VIP II):
     Fidelity VIP II Asset Manager Portfolio
     Fidelity VIP II Contrafund Portfolio (Service Class)
     Fidelity VIP II Investment Grade Bond Portfolio

   Fidelity Variable Insurance Products Fund III (Fidelity VIP III):
     Fidelity VIP III Growth Opportunities Portfolio (Service Class)

   Janus Aspen Series:
     Janus Aspen Series Balanced Portfolio
     Janus Aspen Series Worldwide Growth Portfolio
     Janus Aspen Series Aggressive Growth Portfolio (Service Shares) Janus Aspen Series Balanced Portfolio (Service Shares)
     Janus Aspen Series Global Technology Portfolio (Service Shares) Janus Aspen Series Worldwide Growth Portfolio (Service Shares)

   Lincoln National (LN):
     LN Aggressive Growth Fund, Inc.
     LN Bond Fund, Inc.
     LN Capital Appreciation Fund, Inc.
     LN Equity-Income Fund, Inc.
     LN Global Asset Allocation Fund, Inc.
     LN International Fund, Inc.
     LN Money Market Fund, Inc.
     LN Social Awareness Fund, Inc.

   MFS Variable Insurance Trust (MFS VIT):
     MFS VIT Capital Opportunities Series (Initial Class)
     MFS VIT Emerging Growth Series (Initial Class)
     MFS VIT Total Return Series (Initial Class)
     MFS VIT Utilities Series (Initial Class)

   Neuberger Berman Advisers Management Trust (NB AMT):
     NB AMT Mid-Cap Growth Portfolio
     NB AMT Partners Portfolio
     NB AMT Regency Portfolio

   OCC Accumulation Trust (OCC Accumulation):
     OCC Accumulation Global Equity Portfolio
     OCC Accumulation Managed Portfolio

   Putnam Variable Trust (Putnam VT):
     Putnam VT Growth and Income Fund (Class IB)
     Putnam VT Health Sciences Fund (Class IB)

   Franklin Templeton Variable Insurance Products Trust:
     Templeton Asset Strategy Fund (Class 1)
     Templeton International Securities Fund (Class 1)
     Templeton International Securities Fund (Class 2)
     Templeton Growth Securities Fund (Class 1)
     Templeton Growth Securities Fund (Class 2)
     Franklin Small Cap Fund (Class 1)

   Investments in the Funds are stated at the closing net asset value per share on December 31, 2001, which approximates fair value. The difference between cost and fair value is reflected as unrealized appreciation or depreciation of investments.

   Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by the average cost method.

LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION (CONTINUED)
   DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the variable subaccounts on the payable date. Dividend income is recorded on the ex-dividend date.

   FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of LNY, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Using current federal income tax law, no federal income taxes are payable with respect to the Variable Account's net investment income and the net realized gain on investments.

2. MORTALITY AND EXPENSE GUARANTEES & OTHER TRANSACTIONS WITH AFFILIATE
   Amounts are paid to LNY for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported in the statements of operations. The rates are as follows for the four policy types within the Variable Account:

      - VUL I -- annual rate of .80% for policy years one through twelve and .55% thereafter.
      - VUL-CV -- annual rate of .75% for policy years one through ten, .35% for policy years eleven through twenty and .20% thereafter.
      - VUL-DB -- annual rate of .90% for policy years one through nineteen and .20% thereafter.
      - VUL-DB Elite -- annual rate of .90% for policy years one through nineteen and .20% thereafter.

   Prior to the allocation of premiums to the Variable Account, LNY deducts a premium load of 5% of each premium payment to cover state taxes and federal income tax liabilities. The premium loads for the years ended December 31, 2001 and 2000 and the period ended December 31, 1999 amounted to $392,911, $298,656 and $75,563, respectively.

   LNY charges a monthly administrative fee of $15 in the first policy year and $5 in subsequent policy years. This charge is for items such as premium billing and collection, policy value calculation, confirmations and periodic reports. Administrative fees for the years ended December 31, 2001 and 2000 and for the period ended December 31, 1999 totaled $50,843, $25,595 and $3,078, respectively.

   LNY assumes responsibility for providing the insurance benefits included in the policy. LNY charges a monthly deduction of the cost of insurance and any charges for supplemental riders. The cost of insurance charge depends on the attained age, risk classification, gender classification (in accordance with state law) and the current net amount at risk. On a monthly basis, the administrative fee and the cost of insurance charge are deducted proportionately for the value of each variable subaccount and/ or fixed account funding options. The fixed account is part of the general account of LNY and is not included in these financial statements. The cost of insurance charges for the years ended December 31, 2001 and 2000 and for the period ended December 31, 1999 amounted to $1,658,658, $899,323 and $106,667, respectively.

   Under certain circumstances, LNY reserves the right to charge a transfer fee of up to $25 for transfers between variable subaccounts. For the years ended December 31, 2001 and 2000 and the period ended December 31, 1999, no transfer fees were deducted from the variable subaccounts.

   LNY, upon full surrender of a policy, may assess a surrender charge. This charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. The amount of the surrender charge, if any, will depend on the amount of the death benefit, the amount of premium payments made during the first two policy years and the age of the policy. In no event will the surrender charge exceed the maximum allowed by state or federal law. No surrender charge is imposed on a partial surrender, but an administrative fee of $25 is imposed, allocated pro-rata among the variable subaccounts (and, where applicable, the fixed account) from which the partial surrender proceeds are taken. For the years ended December 31, 2001 and 2000, surrender charges or partial surrender administrative charges totaled $230,649 and $25. No such charges were paid to LNY in 1999.

3. CONDENSED FINANCIAL INFORMATION
   A summary of the unit values, units outstanding, net assets and total return, and investment income ratios for variable life contracts as of and for the year or period ended December 31, 2001 follows. The fee rates below represent annnualized contract expenses of the separate account, consisting primarily of mortality and expense charges and do not include contract charges deducted directly from policy account values.

                           UNIT VALUE
                           BEGINNING   UNIT VALUE     UNITS                     TOTAL      INVESTMENT
SUBACCOUNT                 OF PERIOD   END OF PERIOD  OUTSTANDING  NET ASSETS   RETURN(3)  INCOME RATIO(4)
----------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL
   APPRECIATION                                                                                      7.53%
    VUL I (.80% Fee Rate)  $    12.24  $        9.31       24,186  $   225,282   -23.89%
AIM V.I. DIVERSIFIED
   INCOME                                                                                            8.03%
    VUL I (.80% Fee Rate)        9.81          10.08       15,529      156,579     2.77%
AIM V.I. GROWTH                                                                                      0.27%
    VUL I (.80% Fee Rate)        9.84           6.45       68,921      444,855   -34.41%
    VUL-CV (.75% Fee
       Rate)                     6.97           4.57       42,361      193,683   -34.38%
    VUL-DB and VUL-DB
       Elite (.90% Fee
       Rate) (1)                10.00           8.70        1,351       11,758   -12.98%

LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                           UNIT VALUE
                           BEGINNING   UNIT VALUE     UNITS                     TOTAL      INVESTMENT
SUBACCOUNT                 OF PERIOD   END OF PERIOD  OUTSTANDING  NET ASSETS   RETURN(3)  INCOME RATIO(4)
----------------------------------------------------------------------------------------------------------
AIM V.I. INTERNATIONAL
   EQUITY                                                                                            0.53%
    VUL-CV (.75% Fee
       Rate)               $     7.95  $        6.03        1,653  $     9,972   -24.11%
    VUL-DB and VUL-DB
       Elite (.90% Fee
       Rate) (1)                10.00           8.63          626        5,405   -13.71%
AIM V.I. VALUE                                                                                       0.15%
    VUL I (.80% Fee Rate)       10.03           8.70       65,868      573,168   -13.26%
    VUL-CV (.75% Fee
       Rate)                     8.20           7.12       79,433      565,269   -13.22%
    VUL-DB and VUL-DB
       Elite (.90% Fee
       Rate) (1)                10.00           8.98        5,823       52,307   -10.17%
AFIS GROWTH CLASS 2                                                                                  0.34%
    VUL-CV (.75% Fee
       Rate)                     8.40           6.83       33,987      232,040   -18.76%
    VUL-DB and VUL-DB
       Elite (.90% Fee
       Rate) (1)                10.00           8.70       10,085       87,787   -12.96%
AFIS GROWTH -- INCOME
   CLASS 2                                                                                           1.78%
    VUL-CV (.75% Fee
       Rate)                    10.09          10.27       24,314      249,640     1.79%
    VUL-DB and VUL-DB
       Elite (.90% Fee
       Rate) (1)                10.00           9.76        5,581       54,448    -2.45%
AFIS GLOBAL SMALL
   CAPITALIZATION
   CLASS 2                                                                                           0.82%
    VUL-CV (.75% Fee
       Rate)                     7.87           6.81        4,847       33,011   -13.50%
    VUL-DB and VUL-DB
       Elite (.90% Fee
       Rate) (1)                10.00           9.15          337        3,081    -8.46%
AFIS INTERNATIONAL
   CLASS 2                                                                                              --
    VUL-DB Elite (.90%
       Fee Rate) (2)            10.00          10.41           89          925     4.11%
AVPSF PREMIER GROWTH                                                                                    --
    VUL-DB Elite (.90%
       Fee Rate) (2)            10.00          10.87          277        3,013     8.67%
AVPSF GROWTH AND INCOME                                                                                 --
    VUL-DB Elite (.90%
       Fee Rate) (2)            10.00          10.44           85          887     4.38%
AVPSF ALLIANCEBERNSTEIN
   SMALL CAP VALUE                                                                                      --
    VUL-DB Elite (.90%
       Fee Rate) (2)            10.00          11.36           85          965    13.58%
AVPSF TECHNOLOGY                                                                                        --
    VUL-DB Elite (.90%
       Fee Rate) (2)            10.00          11.55           85          981    15.52%
BARON CAPITAL ASSET
   INSURANCE SHARES                                                                                     --
    VUL-CV (.75% Fee
       Rate)                     9.04          10.08        4,961       50,012    11.50%
    VUL-DB (.90% Fee
       Rate) (1)                10.00          10.60          518        5,494     6.01%
DEUTSCHE VIT EAFE EQUITY
   INDEX                                                                                                --
    VUL-CV (.75% Fee
       Rate)                     8.92           6.67        1,770       11,804   -25.27%
    VUL-DB and VUL-DB
       Elite (.90% Fee
       Rate) (1)                10.00           8.27           90          744   -17.25%
DEUTSCHE VIT EQUITY 500
   INDEX                                                                                             1.16%
    VUL I (.80% Fee Rate)        9.92           8.64       66,082      571,139   -12.88%
    VUL-CV (.75% Fee
       Rate)                     8.69           7.57       39,141      296,363   -12.84%
    VUL-DB and VUL-DB
       Elite (.90% Fee
       Rate) (1)                10.00           9.16        3,906       35,767    -8.42%
DEUTSCHE VIT SMALL CAP
   INDEX                                                                                             1.11%
    VUL-CV (.75% Fee
       Rate)                     8.93           9.05       13,135      118,850     1.29%
    VUL-DB and VUL-DB
       Elite (.90% Fee
       Rate) (1)                10.00          10.00        1,482       14,811    -0.03%
DGPF HIGH YIELD                                                                                      3.69%
    VUL-CV (.75% Fee
       Rate)                     9.08           8.64        3,722       32,172    -4.82%
    VUL-DB and VUL-DB
       Elite (.90% Fee
       Rate) (1)                10.00           9.93        1,384       13,738    -0.74%
DGPF DEVON                                                                                           0.42%
    VUL-CV (.75% Fee
       Rate)                     8.64           7.79           68          528    -9.83%
    VUL-DB (.90% Fee
       Rate) (1)                10.00           9.15           90          824    -8.51%
DGPF EMERGING MARKETS                                                                                0.37%
    VUL I (.80% Fee Rate)        9.17           9.58        2,099       20,098     4.44%
    VUL-CV (.75% Fee
       Rate)                     8.24           8.60          821        7,068     4.47%
    VUL-DB (.90% Fee
       Rate) (1)                10.00           9.71          176        1,704    -2.91%
DGPF GROWTH AND INCOME                                                                                  --
    VUL-DB Elite (.90%
       Fee Rate) (2)            10.00          10.67           85          906     6.70%
DGPF REIT                                                                                            1.42%
    VUL-CV (.75% Fee
       Rate)                    10.92          11.79        5,789       68,234     7.97%
    VUL-DB and VUL-DB
       Elite (.90% Fee
       Rate) (1)                10.00          10.95          348        3,815     9.54%
DGPF SMALL CAP VALUE                                                                                 0.77%
    VUL I (.80% Fee Rate)       11.09          12.30        7,875       96,888    10.95%
    VUL-CV (.75% Fee
       Rate)                    10.78          11.97        4,100       49,071    11.01%
    VUL-DB and VUL-DB
       Elite (.90% Fee
       Rate) (1)                10.00          10.54          723        7,625     5.43%
DGPF TREND                                                                                              --
    VUL I (.80% Fee Rate)       14.39          12.09       12,588      152,147   -16.01%
    VUL-CV (.75% Fee
       Rate)                     7.27           6.11       19,859      121,256   -15.97%
    VUL-DB and VUL-DB
       Elite (.90% Fee
       Rate) (1)                10.00           9.76          138        1,344    -2.41%
DGPF U.S. GROWTH                                                                                        --
    VUL-DB Elite (.90%
       Fee Rate) (2)            10.00          10.75           85          913     7.50%
FIDELITY VIP
   EQUITY-INCOME                                                                                     1.65%
    VUL I (.80% Fee Rate)       10.34           9.75       30,960      301,861    -5.71%
FIDELITY VIP
   EQUITY-INCOME SERVICE
   CLASS                                                                                                --
    VUL-DB Elite (.90%
       Fee Rate) (2)            10.00          10.68           85          908     6.83%
FIDELITY VIP GROWTH
   SERVICE CLASS                                                                                     5.01%
    VUL-CV (.75% Fee
       Rate)                     8.01           6.54        7,605       49,744   -18.34%
    VUL-DB and VUL-DB
       Elite (.90% Fee
       Rate) (1)                10.00           8.82          580        5,115   -11.77%

LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                           UNIT VALUE
                           BEGINNING   UNIT VALUE     UNITS                     TOTAL      INVESTMENT
SUBACCOUNT                 OF PERIOD   END OF PERIOD  OUTSTANDING  NET ASSETS   RETURN(3)  INCOME RATIO(4)
----------------------------------------------------------------------------------------------------------
FIDELITY VIP HIGH INCOME
   SERVICE CLASS                                                                                     1.93%
    VUL-CV (.75% Fee
       Rate)               $     8.28  $        7.24        4,269  $    30,903   -12.55%
    VUL-DB (.90% Fee
       Rate) (1)                10.00           8.90          388        3,449   -11.03%
FIDELITY VIP OVERSEAS
   SERVICE CLASS                                                                                        --
    VUL-DB Elite (.90%
       Fee Rate) (2)            10.00          10.30           88          910     2.98%
FIDELITY VIP II ASSET
   MANAGER                                                                                           3.50%
    VUL I (.80% Fee Rate)       10.26           9.76       12,204      119,131    -4.85%
FIDELITY VIP II
   CONTRAFUND SERVICE
   CLASS                                                                                             0.07%
    VUL-CV (.75% Fee
       Rate)                     9.08           7.90       29,596      233,678   -13.02%
    VUL-DB and VUL-DB
       Elite (.90% Fee
       Rate) (1)                10.00           9.59          720        6,908    -4.12%
FIDELITY VIP II
   INVESTMENT GRADE BOND                                                                             4.28%
    VUL I (.80% Fee Rate)       10.98          11.81       19,631      231,915     7.60%
FIDELITY VIP III GROWTH
   OPPORTUNITIES SERVICE
   CLASS                                                                                             0.07%
    VUL-CV (.75% Fee
       Rate)                     8.23           6.99        3,267       22,837   -15.08%
    VUL-DB (.90% Fee
       Rate) (1)                10.00           9.24          101          933    -7.59%
JANUS ASPEN
   SERIES BALANCED                                                                                   3.55%
    VUL-CV (.75% Fee
       Rate)                     9.43           8.92       25,237      225,234    -5.38%
    VUL-DB (.90% Fee
       Rate) (1)                10.00           9.67        1,273       12,306    -3.34%
JANUS ASPEN
   SERIES WORLDWIDE
   GROWTH                                                                                            0.70%
    VUL-CV (.75% Fee
       Rate)                     7.89           6.08       39,216      238,343   -23.02%
    VUL-DB (.90% Fee
       Rate) (1)                10.00           8.47        1,899       16,082   -15.32%
JANUS ASPEN
   SERIES AGGRESSIVE
   GROWTH SERVICE SHARES                                                                                --
    VUL-DB Elite (.90%
       Fee Rate) (2)            10.00          10.58          283        2,994     5.84%
JANUS ASPEN
   SERIES BALANCED
   SERVICE SHARES                                                                                    2.36%
    VUL-DB Elite (.90%
       Fee Rate) (2)            10.00          10.18          290        2,958     1.85%
JANUS ASPEN
   SERIES GLOBAL
   TECHNOLOGY SERVICE
   SHARES                                                                                            0.72%
    VUL-CV (.75% Fee
       Rate)                     6.28           3.90       15,027       58,677   -37.79%
    VUL-DB (.90% Fee
       Rate) (1)                10.00           7.62          126          962   -23.83%
JANUS ASPEN
   SERIES WORLDWIDE
   GROWTH SERVICE SHARES                                                                             0.10%
    VUL-DB Elite (.90%
       Fee Rate) (2)            10.00          10.73          193        2,069     7.26%
LN AGGRESSIVE GROWTH                                                                                    --
    VUL-DB Elite (.90%
       Fee Rate) (2)            10.00          11.25           85          956    12.54%
LN BOND                                                                                              7.30%
    VUL-CV (.75% Fee
       Rate)                    10.46          11.34       27,628      313,226     8.34%
    VUL-DB and VUL-DB
       Elite (.90% Fee
       Rate) (1)                10.00          10.48        1,887       19,769     4.78%
LN CAPITAL APPRECIATION                                                                                 --
    VUL-CV (.75% Fee
       Rate)                     7.66           5.63          864        4,866   -26.45%
    VUL-DB and VUL-DB
       Elite (.90% Fee
       Rate) (1)                10.00           7.92          104          823   -20.77%
LN EQUITY-INCOME                                                                                     1.98%
    VUL-CV (.75% Fee
       Rate)                    10.64           9.78          915        8,951    -8.05%
    VUL-DB (.90% Fee
       Rate) (1)                10.00           9.45           90          850    -5.53%
LN GLOBAL ASSET
   ALLOCATION                                                                                        1.25%
    VUL-CV (.75% Fee
       Rate)                     9.32           8.53        2,896       24,710    -8.47%
    VUL-DB and VUL-DB
       Elite (.90% Fee
       Rate) (1)                10.00           9.55           90          859    -4.53%
LN INTERNATIONAL                                                                                     0.99%
    VUL-DB Elite (.90%
       Fee Rate) (2)            10.00          10.44           85          887     4.41%
LN MONEY MARKET                                                                                      3.71%
    VUL I (.80% Fee Rate)       10.78          11.13      110,260    1,226,712     3.19%
    VUL-CV (.75% Fee
       Rate)                    10.20          10.53      103,069    1,085,107     3.24%
    VUL-DB and VUL-DB
       Elite (.90% Fee
       Rate) (1)                10.00          10.15       16,452      167,005     1.51%
LN SOCIAL AWARENESS                                                                                  0.56%
    VUL-CV (.75% Fee
       Rate)                     8.59           7.71          617        4,757   -10.23%
    VUL-DB and VUL-DB
       Elite (.90% Fee
       Rate) (1)                10.00           9.26           90          833    -7.35%
MFS VIT CAPITAL
   OPPORTUNITIES                                                                                        --
    VUL-DB Elite (.90%
       Fee Rate) (2)            10.00          10.94           85          929     9.38%
MFS VIT EMERGING GROWTH                                                                                 --
    VUL I (.80% Fee Rate)       13.16           8.68       31,602      274,325   -34.02%
    VUL-CV (.75% Fee
       Rate)                     7.52           4.96       41,555      206,315   -33.98%
    VUL-DB and VUL-DB
       Elite (.90% Fee
       Rate) (1)                10.00           8.34        1,332       11,108   -16.62%
MFS VIT TOTAL RETURN                                                                                 1.59%
    VUL I (.80% Fee Rate)       11.32          11.26        4,148       46,699    -0.55%
    VUL-CV (.75% Fee
       Rate)                    10.61          10.56       13,009      137,384    -0.50%
    VUL-DB and VUL-DB
       Elite (.90% Fee
       Rate) (1)                10.00           9.86        2,176       21,462    -1.37%
MFS VIT UTILITIES                                                                                    3.20%
    VUL I (.80% Fee Rate)       12.92           9.72       20,410      198,325   -24.81%
    VUL-CV (.75% Fee
       Rate)                     9.62           7.23       19,970      144,454   -24.77%
    VUL-DB and VUL-DB
       Elite (.90% Fee
       Rate) (1)                10.00           7.72        1,563       12,063   -22.83%
NB AMT MID-CAP GROWTH                                                                                   --
    VUL-CV (.75% Fee
       Rate)                     7.39           5.53       26,658      147,342   -25.20%
    VUL-DB and VUL-DB
       Elite (.90% Fee
       Rate) (1)                10.00           8.73        6,868       59,966   -12.68%

LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                           UNIT VALUE
                           BEGINNING   UNIT VALUE     UNITS                     TOTAL      INVESTMENT
SUBACCOUNT                 OF PERIOD   END OF PERIOD  OUTSTANDING  NET ASSETS   RETURN(3)  INCOME RATIO(4)
----------------------------------------------------------------------------------------------------------
NB AMT PARTNERS                                                                                      0.18%
    VUL-CV (.75% Fee
       Rate)               $     9.57  $        9.23        5,645  $    52,115    -3.56%
    VUL-DB (.90% Fee
       Rate) (1)                10.00           9.64           90          867    -3.57%
NB AMT REGENCY                                                                                          --
    VUL-DB Elite (.90%
       Fee Rate) (2)            10.00          10.98           85          933     9.77%
OCC ACCUMULATION GLOBAL
   EQUITY                                                                                               --
    VUL I (.80% Fee Rate)       11.83          10.11        8,141       82,309   -14.51%
OCC ACCUMULATION MANAGED                                                                             2.58%
    VUL I (.80% Fee Rate)       10.61          10.01        4,189       41,917    -5.67%
PUTNAM VT GROWTH AND
   INCOME CLASS IB                                                                                      --
    VUL-DB Elite (.90%
       Fee Rate) (2)            10.00          10.52           97        1,022     5.24%
PUTNAM VT HEALTH SCIENCES
   CLASS IB                                                                                             --
    VUL-DB Elite (.90%
       Fee Rate) (2)            10.00          10.02           85          851     0.19%
TEMPLETON ASSET STRATEGY                                                                             1.34%
    VUL I (.80% Fee Rate)       11.00           9.85        2,519       24,816   -10.44%
TEMPLETON INTERNATIONAL
   SECURITIES                                                                                        3.08%
    VUL I (.80% Fee Rate)       10.95           9.15       20,045      183,459   -16.42%
TEMPLETON INTERNATIONAL
   SECURITIES CLASS 2                                                                                2.46%
    VUL-CV (.75% Fee
       Rate)                     9.66           8.06        6,631       53,430   -16.62%
    VUL-DB (.90% Fee
       Rate) (1)                10.00           8.86          266        2,356   -11.44%
TEMPLETON GROWTH
   SECURITIES                                                                                        2.19%
    VUL I (.80% Fee Rate)       12.31          12.09        4,295       51,935    -1.77%
    VUL-DB Elite (.90%
       Fee Rate) (2)            10.00          10.64          194        2,061     6.38%
TEMPLETON GROWTH
   SECURITIES CLASS 2                                                                                1.75%
    VUL-CV (.75% Fee
       Rate)                    10.15           9.94        4,604       45,759    -2.05%
    VUL-DB (.90% Fee
       Rate) (1)                10.00           9.77          122        1,189    -2.31%
FRANKLIN SMALL CAP                                                                                      --
    VUL-DB Elite (.90%
       Fee Rate) (2)            10.00          11.27           85          958    12.72%

(1) Reflects less than a full year of activity. Funds were first received in this option on 5/9/2001.
(2) Reflects less than a full year of activity. Funds were first received in this option on 10/29/2001.
(3) These amounts represent the total return, including changes in the value of the underlying subaccount, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized.
(4) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. The investment income ratios are not annualized.

4. PURCHASES AND SALES OF INVESTMENTS

   The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2001.

                                          AGGREGATE  AGGREGATE
                                          COST OF    PROCEEDS
                                          PURCHASES  FROM SALES
---------------------------------------------------------------
AIM V.I. Capital Appreciation Fund        $ 140,388  $  77,777
----------------------------------------
AIM V.I. Diversified Income Fund             78,188     26,960
----------------------------------------
AIM V.I. Growth Fund                        476,188    183,212
----------------------------------------
AIM V.I. International Equity Fund           17,600      2,230
----------------------------------------
AIM V.I. Value Fund                         882,588    304,586
----------------------------------------
AFIS Growth Class 2 Fund                    342,668     30,147
----------------------------------------
AFIS Growth -- Income Class 2 Fund          284,075     25,477
----------------------------------------
AFIS Global Small Capitalization Class 2
   Fund                                      38,897      2,568
----------------------------------------
AFIS International Class 2 Fund                 980         59
----------------------------------------
AVPSF Premier Growth Portfolio                2,994         37
----------------------------------------
AVPSF Growth and Income Portfolio               915         35
----------------------------------------
AVPSF AllianceBernstein Small Cap Value
   Portfolio                                    915         37
----------------------------------------
AVPSF Technology Portfolio                      915         40
----------------------------------------
Baron Capital Asset Insurance Shares
   Fund                                      48,530      8,741
----------------------------------------
Deutsche VIT EAFE Equity Index Fund          13,290        827
----------------------------------------
Deutsche VIT Equity 500 Index Fund          593,529    102,204
----------------------------------------
Deutsche VIT Small Cap Index Fund           143,573     15,933
----------------------------------------
DGPF High Yield Series                       46,888      7,686
----------------------------------------

LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. PURCHASES AND SALES OF INVESTMENTS (CONTINUED)

                                          AGGREGATE  AGGREGATE
                                          COST OF    PROCEEDS
                                          PURCHASES  FROM SALES
---------------------------------------------------------------
DGPF Devon Series                         $     956  $     222
----------------------------------------
DGPF Emerging Markets Series                 20,133      7,674
----------------------------------------
DGPF Growth and Income Series                   915         36
----------------------------------------
DGPF REIT Fund                               81,237     18,795
----------------------------------------
DGPF Small Cap Value Series                 109,219     23,873
----------------------------------------
DGPF Trend Series                           182,281     76,049
----------------------------------------
DGPF U.S. Growth Series                         915         36
----------------------------------------
Fidelity VIP Equity-Income Portfolio        117,193    106,499
----------------------------------------
Fidelity VIP Equity-Income Service
   Class Portfolio                              915         36
----------------------------------------
Fidelity VIP Growth Service
   Class Portfolio                           89,418     29,818
----------------------------------------
Fidelity VIP High Income Service
   Class Portfolio                          108,927     74,574
----------------------------------------
Fidelity VIP Overseas Service
   Class Portfolio                              972         56
----------------------------------------
Fidelity VIP II Asset Manager Portfolio      51,950     14,610
----------------------------------------
Fidelity VIP II Contrafund Service
   Class Portfolio                          271,539     40,211
----------------------------------------
Fidelity VIP II Investment Grade Bond
   Portfolio                                135,264     60,791
----------------------------------------
Fidelity VIP III Growth Opportunities
   Service Class Portfolio                   22,120      3,027
----------------------------------------
Janus Aspen Series Balanced Portfolio       322,107    100,634
----------------------------------------
Janus Aspen Series Worldwide Growth
   Portfolio                                353,612    122,771
----------------------------------------
Janus Aspen Series Aggressive Growth
   Service Shares Portfolio                   3,124        167
----------------------------------------
Janus Aspen Series Balanced Service
   Shares Portfolio                           3,020         36
----------------------------------------
Janus Aspen Series Global Technology
   Service Shares Portfolio                  71,542     13,804
----------------------------------------
Janus Aspen Series Worldwide Growth
   Service Shares Portfolio                   1,344         36
----------------------------------------
LN Aggressive Growth Fund                       915         37
----------------------------------------
LN Bond Fund                                340,380     37,592
----------------------------------------
LN Capital Appreciation Fund                  6,422        965
----------------------------------------
LN Equity Income Fund                        11,651      2,341
----------------------------------------
LN Global Asset Allocation Fund              23,911        700
----------------------------------------
LN International Fund                           924         36
----------------------------------------
LN Money Market Account                   3,306,576  2,307,908
----------------------------------------
LN Social Awareness Fund                     10,673      4,100
----------------------------------------
MFS VIT Capital Opportunities Series            915         36
----------------------------------------
MFS VIT Emerging Growth Series              368,119     84,921
----------------------------------------
MFS VIT Total Return Series                 204,918     45,340
----------------------------------------
MFS VIT Utilities Series                    287,507     71,989
----------------------------------------
NB AMT Mid-Cap Growth Portfolio             214,780     24,098
----------------------------------------
NB AMT Partners Portfolio                    60,858      9,027
----------------------------------------
NB AMT Regency Portfolio                        915         35
----------------------------------------
OCC Accumulation Global Equity Portfolio     35,892     22,759
----------------------------------------
OCC Accumulation Managed Portfolio           15,524     25,756
----------------------------------------
Putnam VT Growth and Income Class IB
   Fund                                       1,040         34
----------------------------------------
Putnam VT Health Sciences Class IB Fund         915         35
----------------------------------------
Templeton Asset Strategy Fund                12,618      3,737
----------------------------------------
Templeton International Securities Fund     137,205     45,998
----------------------------------------
Templeton International Securities
   Class 2 Fund                              58,576      4,239
----------------------------------------
Templeton Growth Securities Fund             41,892     27,038
----------------------------------------
Templeton Growth Securities Class 2 Fund     41,966      2,201
----------------------------------------
Franklin Small Cap Fund                         915         36
----------------------------------------

LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. INVESTMENTS

   The following is a summary of investments owned at December 31, 2001.

                                             NET
                                SHARES       ASSET  VALUE OF    COST OF
                                OUTSTANDING  VALUE  SHARES      SHARES
--------------------------------------------------------------------------
AIM V.I. Capital Appreciation
   Fund                              10,365  $21.72 $  225,121  $  323,150
------------------------------
AIM V.I. Diversified Income
   Fund                              17,151   9.13     156,589     167,314
------------------------------
AIM V.I. Growth Fund                 39,754  16.37     650,768     960,274
------------------------------
AIM V.I. International Equity
   Fund                               1,031  14.91      15,378      17,252
------------------------------
AIM V.I. Value Fund                  50,854  23.35   1,187,444   1,379,034
------------------------------
AFIS Growth Class 2 Fund              6,891  44.08     303,738     326,114
------------------------------
AFIS Growth -- Income Class 2
   Fund                               9,039  31.58     285,461     291,251
------------------------------
AFIS Global Small
   Capitalization Class 2 Fund        3,094  11.48      35,514      36,794
------------------------------
AFIS International Class 2
   Fund                                  80  11.97         959         922
------------------------------
AVPSF Premier Growth Portfolio          121  25.16       3,049       2,960
------------------------------
AVPSF Growth and Income
   Portfolio                             42  22.16         921         881
------------------------------
AVPSF AllianceBernstein Small
   Cap Value Portfolio                   90  11.18       1,002         881
------------------------------
AVPSF Technology Portfolio               59  17.24       1,019         881
------------------------------
Baron Capital Asset Insurance
   Shares Fund                        2,839  19.30      54,786      50,181
------------------------------
Deutsche VIT EAFE Equity Index
   Fund                               1,496   8.39      12,549      13,257
------------------------------
Deutsche VIT Equity 500 Index
   Fund                              74,770  11.98     895,745     998,970
------------------------------
Deutsche VIT Small Cap Index
   Fund                              12,458  10.73     133,670     129,236
------------------------------
DGPF High Yield Series                8,606   5.23      45,010      44,607
------------------------------
DGPF Devon Series                       126  10.71       1,352       1,580
------------------------------
DGPF Emerging Markets Series          4,421   6.61      29,224      30,587
------------------------------
DGPF Growth and Income Series            58  16.21         941         881
------------------------------
DGPF REIT Fund                        5,923  11.70      69,302      64,283
------------------------------
DGPF Small Cap Value Series           7,846  19.53     153,232     137,372
------------------------------
DGPF Trend Series                    10,894  25.23     274,855     299,196
------------------------------
DGPF U.S. Growth Series                 125   7.60         948         881
------------------------------
Fidelity VIP Equity-Income
   Portfolio                         13,269  22.75     301,881     312,209
------------------------------
Fidelity VIP Equity-Income
   Service Class Portfolio               42  22.67         943         881
------------------------------
Fidelity VIP Growth Service
   Class Portfolio                    1,585  33.48      53,056      56,166
------------------------------
Fidelity VIP High Income
   Service Class Portfolio            5,385   6.38      34,354      33,833
------------------------------
Fidelity VIP Overseas Service
   Class Portfolio                       68  13.83         944         917
------------------------------
Fidelity VIP II Asset Manager
   Portfolio                          8,211  14.51     119,139     132,533
------------------------------
Fidelity VIP II Contrafund
   Service Class Portfolio           11,994  20.06     240,601     238,882
------------------------------
Fidelity VIP II Investment
   Grade Bond Portfolio              17,951  12.92     231,930     219,062
------------------------------
Fidelity VIP III Growth
   Opportunities Service
   Class Portfolio                    1,357  15.11      20,507      21,525
------------------------------
Janus Aspen Series Balanced
   Portfolio                         10,525  22.57     237,555     240,000
------------------------------
Janus Aspen Series Worldwide
   Growth Portfolio                   8,915  28.54     254,441     261,183
------------------------------
Janus Aspen Series Aggressive
   Growth Service Shares
   Portfolio                            139  21.73       3,029       2,963
------------------------------
Janus Aspen Series Balanced
   Service Shares Portfolio             128  23.31       2,991       2,985
------------------------------
Janus Aspen Series Global
   Technology Service Shares
   Portfolio                         14,618   4.08      59,643      81,498
------------------------------
Janus Aspen Series Worldwide
   Growth Service Shares
   Portfolio                             49  28.38       1,382       1,310
------------------------------
LN Aggressive Growth Fund               106   9.37         993         881
------------------------------
LN Bond Fund                         26,240  12.38     324,823     325,683
------------------------------
LN Capital Appreciation Fund            328  17.36       5,689       6,548
------------------------------
LN Equity Income Fund                   639  15.34       9,802      10,047
------------------------------
LN Global Asset Allocation
   Fund                               2,033  12.58      25,571      24,071
------------------------------
LN International Fund                    83  11.16         921         889
------------------------------
LN Money Market Account             255,417  10.00   2,554,170   2,554,170
------------------------------
LN Social Awareness Fund                217  25.80       5,590       6,322
------------------------------
MFS VIT Capital Opportunities
   Series                                71  13.56         965         881
------------------------------
MFS VIT Emerging Growth Series       27,350  17.98     491,760     705,783
------------------------------
MFS VIT Total Return Series          10,771  18.61     200,450     198,195
------------------------------

LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. INVESTMENTS (CONTINUED)

                                             NET
                                SHARES       ASSET  VALUE OF    COST OF
                                OUTSTANDING  VALUE  SHARES      SHARES
--------------------------------------------------------------------------
MFS VIT Utilities Series             21,998  $15.95 $  350,876  $  463,649
------------------------------
NB AMT Mid-Cap Growth
   Portfolio                         12,217  16.94     206,960     206,511
------------------------------
NB AMT Partners Portfolio             3,509  15.10      52,985      52,518
------------------------------
NB AMT Regency Portfolio                 97   9.97         969         882
------------------------------
OCC Accumulation Global Equity
   Portfolio                          6,288  13.09      82,314      94,603
------------------------------
OCC Accumulation Managed
   Portfolio                          1,044  40.15      41,920      42,336
------------------------------
Putnam VT Growth and Income
   Class IB Fund                         45  23.44       1,056       1,007
------------------------------
Putnam VT Health Sciences
   Class IB Fund                         76  11.70         884         881
------------------------------
Templeton Asset Strategy Fund         1,600  15.51      24,818      29,356
------------------------------
Templeton International
   Securities Fund                   15,483  11.85     183,471     251,164
------------------------------
Templeton International
   Securities Class 2 Fund            4,752  11.74      55,789      64,641
------------------------------
Templeton Growth Securities
   Fund                               4,815  11.09      53,400      60,672
------------------------------
Templeton Growth Securities
   Class 2 Fund                       4,231  11.01      46,586      50,046
------------------------------
Franklin Small Cap Fund                  55  17.97         995         882
------------------------------

6. NEW INVESTMENT FUNDS AND FUND NAME CHANGES

   During 2000, the BT Insurance Fund Trust Family changed its name to the Deutsche Asset Management VIT Funds Trust, the Delaware Group Premium
   Fund, Inc. family of funds changed its name to the Delaware Group Premium Fund (DGPF) and the Templeton Variable Products Series fund family changed its name to Franklin Templeton Variable Insurance Products Trust. Also, during 2000, the Templeton International Fund changed its name to the Templeton International Securities Fund, the Templeton Stock Fund changed its name to the Templeton Growth Securities Fund and the Templeton Asset Allocation Fund changed its name to the Templeton Asset Strategy Fund.

   Also, during 2000, the AIM V.I. International Equity Fund, the AFIS Growth Class 2 Fund, the AFIS Growth -- Income Class 2 Fund, the AFIS Global Small Cap Class 2 Fund, the Baron Capital Asset 12b1 Fund, the Deutsche VIT EAFE Equity Index Fund, The Deutsche VIT Small Cap Index Fund, the DGPF High Yield Series, the DGPF Devon Series, the DGPF REIT Series, the Fidelity VIP Growth Service Class Portfolio, the Fidelity VIP High Income Service
   Class Portfolio, the Fidelity VIP II Contrafund Service Class Portfolio, the Fidelity VIP III Growth Opportunities Service Class Portfolio, the Janus Aspen Series Balanced Portfolio, the Janus Aspen Series Worldwide Growth Portfolio, the Janus Aspen Series Global Technology Service Class Portfolio, the LN Bond Fund, the LN Capital Appreciation Fund, the LN Equity Income Fund, the LN Global Asset Allocation, the LN Social Awareness Fund, the NB AMT Mid-Cap Growth Portfolio, the NB AMT Partners Portfolio, the Templeton International Securities Class 2 Fund, and the Templeton Growth Securities Class 2 Fund became available as investment options for the Variable Account contract owners of selected policy forms. Accordingly, the 2000 statements of operations and changes in net asset for these subaccounts are for the period from August 28, 2000 (commencement of operations) to December 31, 2000.

   During 2001, the AFIS International Class 2 Fund, the AVPSF Premier Growth Portfolio, the AVPSF Growth and Income Portfolio, the AVPSF AllianceBernstein Small Cap Value Portfolio, the AVPSF Technology Portfolio, the DGPF Growth and Income Series, the DGPF U.S. Growth Series, the Fidelity VIP Equity-Income Service Class Portfolio, the Fidelity VIP Overseas Service Class Portfolio, the Janus Aspen Series Aggressive Growth Service Shares Portfolio, the Janus Aspen Series Balanced Service Shares Portfolio, the Janus Aspen Series Worldwide Growth Service Shares Portfolio, the LN Aggressive Growth Fund Inc., the LN International Fund Inc., the MFS VIT Capital Opportunities Series, the NB AMT Regency Portfolio, the Putnam VT Growth and Income Class IB Fund, the Putnam VT Health Sciences Class IB Fund, and the Franklin Small Cap Fund became available as investment options for Variable Account contract owners of selected policy forms. Accordingly, the 2001 statements of operations and changes in net asset and total return and investment income ratios in footnote 3 for these subaccounts are for the period from October 29, 2001 (commencement of operations) to December 31, 2001.

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

Board of Directors of Lincoln Life & Annuity Company of New York
  and
Contract Owners of Lincoln Life & Annuity Flexible Premium Variable
Life Account M

We have audited the accompanying statement of assets and liabilities of Lincoln Life & Annuity Flexible Premium Variable Life Account M ("Variable Account") (comprised of the following subaccounts: AIM Variable Insurance Funds ("AIM V.I.") Capital Appreciation, AIM V.I. Diversified Income, AIM V.I. Growth, AIM V.I. International Equity, AIM V.I. Value, American Funds Insurance Series ("AFIS") Growth Class 2, AFIS Growth-Income Class 2, AFIS Global Small Capitalization Class 2, AFIS International Class 2, Alliance Variable Products Series Fund ("AVPSF") Premier Growth, AVPSF Growth and Income, AVPSF AllianceBernstein Small Cap Value, AVPSF Technology, Baron Capital Asset Fund Insurance Shares, Deutsche Asset Management VIT Funds Trust ("Deutsche VIT") EAFE Equity Index, Deutsche VIT Equity 500 Index, Deutsche VIT Small Cap Index, Delaware Group Premium Fund ("DGPF") High Yield, DGPF Devon, DGPF Emerging Markets, DGPF Growth and Income, DGPF REIT, DGPF Small Cap Value, DGPF Trend, DGPF U.S. Growth, Fidelity Variable Insurance Products Fund ("Fidelity VIP") Equity-Income, Fidelity VIP Equity-Income Service Class, Fidelity VIP Growth Service Class, Fidelity VIP High Income Service Class, Fidelity VIP Overseas Service Class, Fidelity VIP II Asset Manager, Fidelity VIP II Contrafund Service Class, Fidelity VIP II Investment Grade Bond, Fidelity VIP III Growth Opportunities Service Class, Janus Aspen Series Balanced, Janus Aspen Series Worldwide Growth, Janus Aspen Series Aggressive Growth Service Shares, Janus Aspen
Series Balanced Service Shares, Janus Aspen Series Global Technology Service Shares, Janus Aspen Series Worldwide Growth Service Shares, Lincoln National ("LN") Aggressive Growth, LN Bond, LN Capital Appreciation, LN Equity-Income, LN Global Asset Allocation, LN International, LN Money Market, LN Social Awareness, MFS Variable Insurance Trust ("MFS VIT") Capital Opportunities, MFS VIT Emerging Growth, MFS VIT Total Return, MFS VIT Utilities, Neuberger Berman Advisers Management Trust ("NB AMT") Mid-Cap Growth, NB AMT Partners, NB AMT Regency, OCC Accumulation Trust ("OCC Accumulation") Global Equity, OCC Accumulation Managed, Putnam Variable Trust ("Putnam VT") Growth and Income Class IB, Putnam VT Health Sciences Class IB, Franklin Templeton Variable Insurance Products Trust ("Templeton") Asset Strategy Class 1, Templeton International Securities Class 1, Templeton International Securities Class 2, Templeton Growth Securities Class 1, Templeton Growth Securities Class 2 and Franklin Small Cap Class 1), as of
December 31, 2001 and the related statements of operations and changes in net assets for each of the respective two years or periods in the period then ended and the period from May 18, 1999 (inception) to December 31, 1999. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the Lincoln Life & Annuity Flexible Premium Variable Life Account M as of December 31, 2001 and the results of their operations and changes in net assets for each of the respective two years or periods in the period then ended and the period from May 18, 1999 (inception) to December 31, 1999, in conformity with accounting principles generally accepted in the United States.

                             /s/ Ernst & Young LLP

Fort Wayne, Indiana
March 1, 2002

Lincoln Life & Annuity Company of New York

Lincoln Life & Annuity Company of New York

Balance Sheets -- Statutory Basis

                                   December 31
                                  2001     2000
                                -------- --------
                                  (in millions)
  -----------------
  Admitted assets
  Cash and investments:
  Bonds                         $1,600.9 $1,535.9
  ------------------------------
  Mortgage loans on real estate    153.9    185.1
  ------------------------------
  Policy loans                     175.0    179.0
  ------------------------------
  Short-term investments              --     27.5
  ------------------------------
  Other investments                  0.3      0.3
  ------------------------------

   Cash and cash equivalents                                  15.6      19.2
  ------------------------------------------------------- --------  --------
  Total cash and investments                               1,945.7   1,947.0
  --------------------------------------------------------
  Premiums and fees in course of collection                    7.0       6.8
  --------------------------------------------------------
  Accrued investment income                                   31.8      30.1
  --------------------------------------------------------
  Other admitted assets                                        2.8       4.8
  --------------------------------------------------------
  Separate account assets                                    357.2     329.8
  ------------------------------------------------------- --------  --------
  Total admitted assets                                   $2,344.5  $2,318.5
  ------------------------------------------------------- ========  ========

  Liabilities and capital and surplus
  Liabilities:
  Policy and contract liabilities:
  --------------------------------------------------------
  Future policy benefits and claims                       $1,760.4  $1,771.5
  --------------------------------------------------------
  Other liabilities                                           45.4      50.2
  --------------------------------------------------------
  Asset valuation reserve                                      6.8      10.4
  --------------------------------------------------------
  Net transfers due from separate accounts                   (15.1)    (12.0)
  --------------------------------------------------------
  Separate account liabilities                               356.4     329.8
  ------------------------------------------------------- --------  --------
  Total liabilities                                        2,153.9   2,149.9
  --------------------------------------------------------

  Capital and surplus:
  Common stock, $100 par value:
   Authorized, issued and outstanding shares -- 20,000
   (owned by The Lincoln National Life Insurance Company)      2.0       2.0
  --------------------------------------------------------
  Paid-in surplus                                            384.1     384.1
  --------------------------------------------------------
  Unassigned surplus -- deficit                             (195.5)   (217.5)
  ------------------------------------------------------- --------  --------
  Total capital and surplus                                  190.6     168.6
  ------------------------------------------------------- --------  --------
  Total liabilities and capital and surplus               $2,344.5  $2,318.5
  ------------------------------------------------------- ========  ========


See accompanying notes.

Lincoln Life & Annuity Company of New York

Statements of Operations -- Statutory Basis

                                                                                           Year ended December 31
                                                                                            2001    2000    1999
                                                                                           ------  ------  ------
                                                                                                (in millions)
                                                                                           ----------------------
Premiums and other revenues:
Life and annuity premiums                                                                  $248.7  $244.4  $172.7
-------------------------------------------------------------------------------------------
Net investment income                                                                       134.1   132.1   132.2
-------------------------------------------------------------------------------------------
Surrender, cost of insurance, and mortality and expense charges                               9.7     7.4     5.4
-------------------------------------------------------------------------------------------
Amortization of interest maintenance reserve                                                 (0.3)     --     0.9
-------------------------------------------------------------------------------------------
Other income                                                                                  2.8     6.0     2.1
------------------------------------------------------------------------------------------ ------  ------  ------
Total revenues                                                                              395.0   389.9   313.3
-------------------------------------------------------------------------------------------

Benefits and expenses:
Benefits and settlement expenses                                                            228.4   261.6   208.0
-------------------------------------------------------------------------------------------
Underwriting, insurance and other expenses                                                   54.9    48.6    50.0
-------------------------------------------------------------------------------------------
Net transfers to separate accounts                                                           74.1    25.1    28.2
------------------------------------------------------------------------------------------ ------  ------  ------
Total benefits and expenses                                                                 357.4   335.3   286.2
------------------------------------------------------------------------------------------ ------  ------  ------
Gain from operations before dividends to policyholders, federal income taxes (benefit) and
net realized loss on investments                                                             37.6    54.6    27.1
-------------------------------------------------------------------------------------------
Dividends to policyholders                                                                    5.6     5.8     5.6
------------------------------------------------------------------------------------------ ------  ------  ------
Gain from operations before federal income taxes (benefit) and net realized loss on
investments                                                                                  32.0    48.8    21.5
-------------------------------------------------------------------------------------------
Federal income taxes (benefit)                                                                0.4     0.8    (0.4)
------------------------------------------------------------------------------------------ ------  ------  ------
Gain from operations before net realized loss on investments                                 31.6    48.0    21.9
-------------------------------------------------------------------------------------------
Net realized loss on investments                                                            (12.2)   (2.2)   (2.0)
------------------------------------------------------------------------------------------ ------  ------  ------
Net income                                                                                 $ 19.4  $ 45.8  $ 19.9
------------------------------------------------------------------------------------------ ======  ======  ======



See accompanying notes.

Lincoln Life & Annuity Company of New York

Statements of Changes in Capital and Surplus -- Statutory Basis

                                                                                       Unassigned    Total
                                                                        Common Paid-in Surplus--  Capital and
                                                                        Stock  Surplus  Deficit     Surplus
                                                                        ------ ------- ---------- -----------
                                                                                    (in millions)
                                                                        -------------------------------------
Balances at January 1, 1999                                              $2.0  $384.1   $(274.4)    $111.7
------------------------------------------------------------------------
Net income                                                                 --      --      19.9       19.9
------------------------------------------------------------------------
Increase in unrealized capital losses                                      --      --      (0.9)      (0.9)
------------------------------------------------------------------------
Decrease in nonadmitted assets                                             --      --       0.2        0.2
------------------------------------------------------------------------
Increase in asset valuation reserve                                        --      --      (2.5)      (2.5)
------------------------------------------------------------------------
Increase in liability for reinsurance in unauthorized companies            --      --      (0.6)      (0.6)
------------------------------------------------------------------------
Gain on reinsurance transaction                                            --      --       4.6        4.6
-----------------------------------------------------------------------  ----  ------   -------     ------
Balances at December 31, 1999                                             2.0   384.1    (253.7)     132.4
------------------------------------------------------------------------
Net income                                                                 --      --      45.8       45.8
------------------------------------------------------------------------
Increase in unrealized capital losses                                      --      --      (0.2)      (0.2)
------------------------------------------------------------------------
Increase in nonadmitted assets                                             --      --      (5.5)      (5.5)
------------------------------------------------------------------------
Increase in asset valuation reserve                                        --      --      (2.5)      (2.5)
------------------------------------------------------------------------
Decrease in liability for reinsurance in unauthorized companies            --      --       0.8        0.8
------------------------------------------------------------------------
Change in valuation basis for deposit fund liabilities and accident and
health reserves                                                            --      --      (1.6)      (1.6)
------------------------------------------------------------------------
Amortization of gain on 1999 reinsurance transaction                       --      --      (0.6)      (0.6)
-----------------------------------------------------------------------  ----  ------   -------     ------
Balances at December 31, 2000                                             2.0   384.1    (217.5)     168.6
------------------------------------------------------------------------
Net income                                                                 --      --      19.4       19.4
------------------------------------------------------------------------
Cumulative effect of adoption of codification                                              (1.4)      (1.4)
------------------------------------------------------------------------
Increase in unrealized capital losses                                      --      --      (0.6)      (0.6)
------------------------------------------------------------------------
Decrease in nonadmitted assets                                             --      --       1.5        1.5
------------------------------------------------------------------------
Decrease in asset valuation reserve                                        --      --       3.5        3.5
------------------------------------------------------------------------
Surplus contributed to separate accounts                                   --      --      (0.4)      (0.4)
------------------------------------------------------------------------
Increase from other separate accounts statement                            --      --       0.4        0.4
------------------------------------------------------------------------
Amortization of gain on 1999 reinsurance transaction                       --      --      (0.5)      (0.5)
------------------------------------------------------------------------
Decrease in liability for reinsurance in unauthorized companies            --      --       0.1        0.1
-----------------------------------------------------------------------  ----  ------   -------     ------
Balances at December 31, 2001                                            $2.0  $384.1   $(195.5)    $190.6
-----------------------------------------------------------------------  ====  ======   =======     ======


See accompanying notes.

Lincoln Life & Annuity Company of New York

Statements of Cash Flow -- Statutory Basis

                                                              Year ended December 31
                                                             2001     2000     1999
                                                            -------  -------  -------
                                                                  (in millions)
                                                            -------------------------
Operating activities
Premiums, policy proceeds and other considerations received $ 248.8  $ 244.3  $ 172.5
-----------------------------------------------------------
Investment income received                                    131.4    134.9    138.9
-----------------------------------------------------------
Benefits paid                                                (251.7)  (301.5)  (204.3)
-----------------------------------------------------------
Underwriting, insurance and other expenses paid               (55.2)   (47.5)   (61.7)
-----------------------------------------------------------
Net transfers to separate Accounts                            (77.2)   (29.0)   (34.3)
-----------------------------------------------------------
Federal income taxes recovered (paid)                           0.2      0.5     (0.7)
-----------------------------------------------------------
Dividends to policyholders                                     (5.7)    (5.8)    (5.9)
-----------------------------------------------------------
Other income received and expenses paid, net                   23.7     74.3    (36.7)
----------------------------------------------------------- -------  -------  -------
Net cash provided by (used in) operating activities            14.3     70.2    (32.2)
-----------------------------------------------------------

Investing activities
Sale, maturity or repayment of investments                    275.8    202.6    294.6
-----------------------------------------------------------
Purchase of investments                                      (325.1)  (254.1)  (369.4)
-----------------------------------------------------------
Net decrease (increase) in policy loans                         3.9     (1.5)    (7.1)
----------------------------------------------------------- -------  -------  -------
Net cash used in investing activities                         (45.4)   (53.0)   (81.9)
-----------------------------------------------------------
Net (decrease) increase in cash and short-term investments    (31.1)    17.2   (114.1)
-----------------------------------------------------------
Total cash and short-term investments at beginning of year     46.7     29.5    143.6
----------------------------------------------------------- -------  -------  -------
Total cash and short-term investments at end of year        $  15.6  $  46.7  $  29.5
----------------------------------------------------------- =======  =======  =======



See accompanying notes.

Lincoln Life & Annuity Company of New York

Notes to Financial Statements -- Statutory Basis

December 31, 2001

1. Organization and Summary of Significant Accounting Policies

--------------------------------------------------------------------------------

Organization
Lincoln Life & Annuity Company of New York (the "Company") is a wholly-owned subsidiary of The Lincoln National Life Insurance Company ("Lincoln Life"), which is a wholly-owned subsidiary of Lincoln National Corporation ("LNC"). In 1996, the Company was organized under the laws of the State of New York as a life insurance company and received approval from the New York Insurance Department (the "Department") to operate as a licensed insurance company in the State of New York.

The Company's principal business consists of underwriting annuities and life insurance contracts sold through multiple distribution channels. The Company conducts business only in the State of New York.

Use of Estimates
The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect the amounts reported in the statutory-basis financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known which could impact the amounts reported and disclosed herein.

Basis of Presentation
The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Department, which practices differ from accounting principles generally accepted in the United States ("GAAP"). The more significant variances from GAAP are as follows:

 Investments
 Bonds are reported at cost or amortized cost or fair value based on their National Association of Insurance Commissioners ("NAIC") rating. For GAAP, the Company's bonds are classified as available-for-sale and, accordingly, are reported at fair value with changes in the fair values reported directly in shareholder's equity after adjustments for related amortization of deferred acquisition costs, additional policyholder commitments and deferred income taxes.

 Effective January 1, 2001 if it is determined that a decline in the fair value of a bond is other than temporary, the cost basis of the bond is written down to fair value. The provision for such declines is charged to realized loss. Impairment is considered to have occurred if it is probable that the Company will be unable to collect all amounts due according to the contractual terms of a debt security in effect at the date of acquisition.

 All mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using the retrospective method. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. Prior to April 1, 2001 under GAAP, the Company accounted for the effects of changes in prepayment assumptions in the same manner. Effective April 1, 2001 for GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets, other than securitized assets that are of high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to its fair value. If high credit quality securities are adjusted, the retrospective method is used.

 Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the individual security sold. The net deferral is reported as the interest maintenance reserve ("IMR"). Realized capital gains and losses are reported in income net of federal income taxes and transfers to the IMR. When the net amount deferred is a loss, the IMR is recorded at zero, as is the case for the Company at December 31, 2001 and 2000. Under GAAP, realized capital gains and losses are reported in net income, on a pre-tax basis, in the period that the asset giving rise to the gain or loss is sold. Such realized capital gains and losses are reported net of associated amortization of deferred acquisition costs and investment expenses, using the specific identification method.

 The asset valuation reserve ("AVR") provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula, and is reported as a liability, with changes reflected directly in unassigned surplus. AVR is not recognized for GAAP.

 Policy Acquisition Costs
 The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance, to the extent recoverable from future policy revenues, are deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance, annuity and other investment-type products, deferred policy acquisition costs, to the extent recoverable from future gross profits, are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, expense margins and actual realized gain (loss) on investments.

 Nonadmitted Assets
 Certain assets designated as "nonadmitted," principally investment income due and accrued past due over 90 days, furniture and equipment, certain receivables, and other assets not specifically identified as an admitted asset within

Lincoln Life & Annuity Company of New York the NAIC Accounting Practices and Procedures Manual ("NAIC APPM"--See Note 2), are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet.

 Universal Life and Annuity Policies
 Revenues for universal life policies and annuity policies consist of the entire premium received. Under GAAP, premiums received in excess of policy charges are not recognized as premium revenue. Death benefits paid, policy and contract withdrawals, and the change in policy reserves on universal life policies and annuity policies are reported as benefits and settlement expenses in the accompanying Statements of Operations. Under GAAP, withdrawals are treated as a reduction of the policy or contract liabilities and benefits represent the excess of benefits paid over the policy account value and interest credited to the account values.

 Benefits Reserves
 Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

 Reinsurance
 Premiums, claims and policy benefits and contract liabilities are reported in the accompanying financial statements net of reinsurance amounts. For GAAP, assets and liabilities related to reinsurance ceded contracts are reported on a gross basis.

 A liability for reinsurance balances has been provided for unsecured policy reserves and unearned premiums ceded to reinsurers not authorized by the Department to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible is established through a charge to income.

 Commission allowances on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs. Business assumed under 100% indemnity reinsurance agreements is accounted for as a purchase for GAAP reporting purposes and the ceding commission represents the purchase price. Under purchase accounting, assets acquired and liabilities assumed are reported at fair value at the date of the transaction and the excess of the purchase price over the sum of the amounts assigned to assets acquired, less liabilities assumed, is recorded as goodwill and amortized over future periods, not to exceed 40 years, in accordance with benefits expected to be derived from the acquisitions. On a statutory-basis, the ceding commission is expensed when paid and reinsurance premiums and benefits are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

 Employee Benefits
 For purposes of calculating the Company's pension and postretirement benefit obligations, only vested participants and current retirees are included in the valuation. Under GAAP, active participants not currently eligible also would be included.

 Deferred Income Taxes
 Deferred income taxes are not provided for differences between financial statement amounts and tax bases of assets and liabilities.

 Policyholder Dividends
 Policyholder dividends are recognized when declared rather than over the term of the related policies.

 Statements of Cash Flow
 Cash, cash equivalents, and short-term investments in the Statements of Cash Flow Represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

Lincoln Life & Annuity Company of New York

A reconciliation of the Company's capital and surplus and net income (loss), as determined in accordance with statutory accounting practices, to amounts determined in accordance with GAAP is as follows:

                                                                                  Capital and Surplus    Net Income (Loss)
                                                                                  ------------------- -----------------------
                                                                                      December 31     Year ended December 31
                                                                                  ------------------- -----------------------
                                                                                    2001       2000    2001    2000    1999
                                                                                  --------   -------- ------  ------  ------
                                                                                     (in millions)         (in millions)
                                                                                  ------------------- -----------------------
Amounts reported on a statutory-basis............................................ $190.6     $168.6   $ 19.4  $ 45.8  $ 19.9
GAAP adjustments:
  Unrealized gain (loss) on investments..........................................   15.9      (22.6)      --      --      --
  Interest maintenance reserve...................................................     --         --     (0.4)   (3.2)    0.4
  Net realized gain (loss) on investments........................................    0.1       (1.5)     1.8     0.3    (6.3)
  Asset valuation reserve........................................................    6.8       10.4       --      --      --
  Policy and contract reserves...................................................  (80.1)     (78.9)    (1.6)   (7.6)   26.0
  Deferred policy acquisition costs ("DAC"), present value of future profits and
   goodwill......................................................................  322.2      329.1      4.8   (15.2)   (6.6)
  Policyholders' share of earnings and surplus on participating business.........   (4.0)      (8.3)     1.1     1.0     1.1
  Deferred income taxes..........................................................    9.4       31.0    (10.0)   (7.8)  (12.2)
  Statutory deferred gain in surplus.............................................   (3.5)      (4.0)     1.5     2.4     2.9
  Nonadmitted assets.............................................................    3.4        5.6       --      --      --
  Other, net.....................................................................    5.7        3.0      0.3     1.5    (5.0)
                                                                                   ------     ------  ------  ------  ------
Net increase (decrease)                                                            275.9      263.8     (2.5)  (28.6)    0.3
                                                                                   ------     ------  ------  ------  ------
Amounts on a GAAP-basis                                                           $466.5     $432.4   $ 16.9  $ 17.2  $ 20.2
                                                                                   ======     ======  ======  ======  ======

Other significant accounting practices are as follows:

 Investments
 Bonds not backed by loans are principally stated at amortized cost and the discount or premium is amortized using the scientific method.

 Mortgage-backed bonds (e.g., CMO's) are valued at amortized cost and income is recognized using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities (i.e., the retrospective method). The Company has elected to use actual cost data as of January 1, 1994 as the cost of applying the retrospective method to securities purchased prior to that date.

 Short-term investments include investments with maturities of one year or less at the date of acquisition and are principally stated at amortized cost.

 Cash equivalents are short-term, highly liquid investments with original maturities of three months or less, and are principally stated at amortized cost.

 Other investments consist of the Company's ownership interest in a limited partnership, which is carried based on the Company's interest in the underlying GAAP equity of the partnership. Increases or decreases in the carrying value are credited or charged directly to unassigned surplus as changes in unrealized gain or loss.

 Mortgage loans on real estate are reported at unpaid balances, less allowances for impairments. A mortgage loan is considered to be impaired, when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agree- ment. The impairment is other than temporary when management determines foreclosure is probable. Then, the mortgage loan is written down to fair value and a realized loss is recognized.

 Policy loans are reported at unpaid principal balances.

 Realized capital gains and losses on investments sold are determined using the specific identification method. Changes in admitted asset carrying amounts of bonds and mortgage loans, which result from impairment or premium and discount amortization are credited or charged to income. Other changes in the admitted asset carrying amounts of bonds and mortgage loans are credited or charged directly to unassigned surplus.

 Premiums
 Premiums for group tax-qualified annuity business are recognized as revenue when deposited. Life insurance and individual annuity premiums are recognized as revenue when due.

 Benefit Reserves
 Life, annuity and accident and health benefit reserves are computed in accordance with actuarial standards. The reserves are based on actuarial assumptions that produce reserves at least as great as those called for in any contract provision as to reserve basis and method, and are in accordance with all other contract provisions. The reserves

Lincoln Life & Annuity Company of New York are at least as great as the minimum aggregate amounts required by the Insurance Department.

 The Company waives deduction of deferred fractional premiums on the death of life and annuity policy insureds and returns any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves.

 Ordinary policies issued substandard are valued on the multiple table reserve basis. A reserve of 50% of the net extra premiums is carried on policies with flat extra premiums.

 As of December 31, 2001 and 2000, the Company had $3.9 million and $4.7 million in reserves, respectively, on $414.5 million and $408.1 million of insurance inforce, respectively, on the life line of business for which the gross premiums are less than the net premiums according to the standard of valuation required by the Department. The Company anticipates investment income as a factor in the premium deficiency calculation.

 Tabular interest, tabular reserves less actual reserves released and tabular cost have been determined by formula or from the basic data for such items. Tabular interest funds not involving life contingencies has been determined using actual interest credited to the funds plus the change in accrued interest.

 Net of reinsurance, liabilities related to deposit-type liabilities, such as dividend accumulations, generally are equal to fund balances less applicable surrender charges.

 Reinsurance Ceded and Assumed
 Reinsurance premiums, benefits and claims and claim adjustment expenses are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

 Pension Benefits
 Costs associated with the Company's defined benefit pension plans are systematically accrued during the expected period of active service of the covered employees.

 Income Taxes
 The Company's federal income tax return is not consolidated with any other entities. Beginning in 2002, the Company has elected to file consolidated federal income tax returns with LNC and certain LNC subsidiaries.

 Assets Held in Separate Accounts and Liabilities Related to Separate Accounts Separate account assets and liabilities reported in the accompanying balance sheets represent segregated funds administered and invested for the exclusive benefit of variable annuity and universal life contractholders and for which the contractholders, rather than the Company, bear the investment risk. Separate account assets and liabilities are reported at fair value. The operations of the separate accounts are not included in the accompanying financial statements. Policy administration and investment management fees charged on separate account policyholder deposits and mortality charges on variable universal life contracts are included in income from surrender, cost of insurance, and mortality and expense charges. Fees charged relative to variable life and annuity administration agreements for separate account products sold by other insurance companies and not recorded on the Company's financial statements are included in income from surrender, cost of insurance, and mortality and expense charges.

 Reclassifications
 Certain amounts reported in the prior years' statutory-basis financial statements have been reclassified to conform with the presentation adopted in the current year. These reclassifications had no effect on unassigned surplus-deficit or on net income of the prior years.

2. Accounting Change and Permitted Statutory Accounting Practice
The Company prepares its statutory-based financial statements in conformity with accounting practices prescribed or permitted by the State of New York. Effective January 1, 2001, the State of New York required that insurance companies domiciled in New York prepare their statutory-basis financial statements in accordance with the NAIC APPM, as adopted by New York.

Accounting changes adopted to conform to the provisions of the NAIC APPM, as adopted by New York, are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods. As a result of these changes, the Company reported a change of accounting principle, as an adjustment that decreased capital and surplus by $1.4 million as of January 1, 2001. Included in this total adjustment are the following items:

                                                           Increase
                                                          (Decrease)
                                                            Surplus
                                                         -------------
                                                         (in millions)
                                                         -------------
          Employee benefit plans........................     $ 0.4
          Cost of collection............................       0.3
          AVR beginning value adjustment for other asset
           changes......................................       0.1
          Bonds and stocks..............................      (0.6)
          Tax deficiency reserve........................      (1.6)
                                                             -----
          Total.........................................     $(1.4)
                                                             =====

The Department recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial condition and results of operations of an insurance company for determining its solvency under the New York Insurance Law. The NAIC APPM, has been adopted as a component of prescribed prac-tices by the State of New York, however, New York has

Lincoln Life & Annuity Company of New York adopted certain prescribed accounting practices that differ from those found in NAIC APPM. The primary differences that affect the Company are the calculation of annuity reserves and the reporting of deferred income taxes.

The NAIC APPM states that reserves should be calculated using the Commissioners Annuity Reserve Valuation Method ("CARVM"), using the "curtate" method. Under curtate CARVM, reserves are calculated as the greatest of the present values (as of the date of valuation) of the future guaranteed benefits provided by the contract at the end of each contract year, less the present value of any future net deposit considerations that are required to be paid. The State of New York, however, requires reserves to be computed using "continuous" CARVM, which utilizes the greatest of the present values of future guaranteed benefits on any day (as opposed to the end of each contract year).

Continuous CARVM reserves tend to be slightly larger than curtate CARVM reserves. If curtate CARVM was applied, future policy benefits and claims and other policyholder funds would decrease by $2.2 million, and net transfers due from separate accounts would decrease by $1.2 million, at December 31, 2001. Surplus would increase by $3.4 million at December 31, 2001, and net income for the year ended December 31, 2001 would decrease by $0.3 million.

Deferred income tax assets and liabilities are not included in the balance sheet per New York Insurance Law. According to the NAIC APPM, these amounts should be reported. The Company had unrecorded net deferred tax assets of $14.9 million and $19.2 million at December 31, 2001 and January 1, 2001, respectively. If these items were recorded, surplus would increase by the same amounts at those dates. The Commissioner of Insurance of the State of New York has the right to permit other specific practices that deviate from practices prescribed by the NAIC APPM.

A reconciliation of the Company's capital and surplus and net income as stated in accordance with accounting practices prescribed by the Department ("New York statutory-basis") and as would be stated pursuant strictly to the NAIC APPM, is shown below.

                                                      Capital
                                                        and    Net
                                                      Surplus Income
                                                      -------------
                                                      (in millions)
                                                      -------------
            Amounts reported on a New York statutory-
             basis................................... $190.6  $19.4
            Differences between New York statutory-
             basis and the NAIC APPM:
              Annuity reserves.......................    3.4   (0.3)
              Net deferred federal income taxes......   14.9     --
                                                      ------  -----
            Amounts as would be reported pursuant to
             the NAIC APPM........................... $208.9  $19.1
                                                      ======  =====

Lincoln Life & Annuity Company of New York

3. Investments


The cost or amortized cost, gross unrealized gains and losses and the fair value of investments in bonds at December 31, 2001, and 2000 are summarized as follows:

                                Cost or    Gross      Gross
                               Amortized Unrealized Unrealized  Fair
                                 Cost      Gains      Losses    Value
                               ----------------------------------------
                                            (in millions)
                               ----------------------------------------
        At December 31, 2001:
          Corporate........... $1,346.3    $37.0      $27.9    $1,355.4
          U.S. government.....     15.5      0.6         --        16.1
          Foreign government..     15.2      1.2        0.1        16.3
          Mortgage-backed.....    207.9      7.5        0.6       214.8
          State and municipal.     16.0      0.1        0.9        15.2
                               --------    -----      -----    --------
                               $1,600.9    $46.4      $29.5    $1,617.8
                               ========    =====      =====    ========
        At December 31, 2000:
          Corporate........... $1,258.0    $12.3      $40.3    $1,230.0
          U.S. government.....     26.1      1.3        0.1        27.3
          Foreign government..     17.1      0.5        0.9        16.7
          Mortgage-backed.....    231.6      4.5        1.5       234.6
          State and municipal.      3.1       --         --         3.1
                               --------    -----      -----    --------
                               $1,535.9    $18.6      $42.8    $1,511.7
                               ========    =====      =====    ========

The cost or amortized cost of bonds at December 31, 2001 and 2000 has been reduced by adjustments of $11.0 million and $1.3 million, respectively, to decrease cost or amortized cost as a result of write-downs of these investments due to impairment and/or the Securities Valuation Office of the NAIC designating certain investments in or near default.

A summary of the cost or amortized cost and fair value of investments in bonds at December 31, 2001, by contractual maturity, is as follows:

                                               Cost or
                                              Amortized  Fair
                                                Cost     Value
                                              ------------------
                                                (in millions)
                                              ------------------
                Maturity:
                  In 2002.................... $   63.0  $   64.1
                  In 2003-2006...............    419.9     429.4
                  In 2007-2011...............    530.0     531.3
                  After 2011.................    380.1     378.2
                  Mortgage-backed securities.    207.9     214.8
                                              --------  --------
                Total........................ $1,600.9  $1,617.8
                                              ========  ========

The expected maturities may differ from the contractual maturities in the foregoing table because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

Proceeds from sales of investments in bonds during 2001, 2000 and 1999, were $145.9 million, $50.8 million and $253.9 million, respectively. Gross gains during 2001, 2000 and 1999, of $3.1 million, $0.4 million and $0.8 million, respectively, and gross losses of $6.5 million, $3.0 million and $7.0 million, respectively, were realized on those sales.

At December 31, 2001 and 2000, investments in bonds, with an admitted asset value of $0.5 million, were on deposit with the Department to satisfy regulatory requirements. At December 31, 2001, the Company did not hold foreign-currency denominated securities.

At December 31, 2001, the Company held unrated or less-than-investment grade corporate bonds of $75.0 million, with an aggregate fair value of $66.9 million. Those holdings amounted to 4.68% of the Company's investments in bonds and 3.20% of the Company's total admitted assets. The Company performs periodic evaluations of the relative credit standing of the issuers of these bonds.

During 2001, the minimum and maximum lending rates for mortgage loans were 7.17% and 7.98%, respectively. At the issuance of a loan, the percentage of loan to value on any one loan did not exceed 79.6%. At December 31, 2001 and 2000, the Company did not hold any mortgages with interest overdue beyond 180 days. At December 31, 2001 impaired loans with a related allowance ($0.1 million) for credit losses are $1.7 million. The average recorded investment in impaired loans was $1.7 million during 2001. The Company recognized interest income of $0.2 million during the period the loans were impaired in 2001. There was no nonadmitted interest due on these mortgage loans at December 31, 2001. As of December 31, 2001, there were no amounts of taxes, assessments or any amount, which had been advanced but not repaid and not included in the mortgage loan total. There are no impaired mortgage loans without an allowance for credit losses at December 31, 2001 or 2000. At December 31, 2001, the Company's recorded investment in impaired securities that have been restructured is $2.0 million, after writedowns. The total impairment recognized as a realized loss during 2001 was $2.1 million.

All properties covered by mortgage loans have fire insurance at least equal to the excess of the loan over the maximum loan that would be allowed on the land without the building.

Lincoln Life & Annuity Company of New York

The major categories of net investment income are as follows:

                                                  Year ended December 31
                                                   2001    2000    1999
                                                  ----------------------
                                                      (in millions)
                                                  ----------------------
        Income:
          Bonds.................................. $110.6  $105.8  $106.6
          Mortgage loans on real estate..........   13.7    14.0    13.5
          Policy loans...........................   10.4    10.6    11.0
          Cash, short-term and other investments.    1.5     3.1     2.4
                                                  ------  ------  ------
        Total investment income..................  136.2   133.5   133.5
        Investment expenses......................    2.1     1.4     1.3
                                                  ------  ------  ------
        Net investment income.................... $134.1  $132.1  $132.2
                                                  ======  ======  ======

Nonadmitted accrued investment income at December 31, 2001 amounted to $1.4 million and consisted principally of investment income on bonds that is over 90 days past due. No accrued investment income was nonadmitted at December 31, 2000.

Net realized capital gains (losses) on investments are reported net of federal income taxes and amounts transferred to the IMR as follows:

                                                                                                    Year ended December 31
                                                                                                     2001    2000   1999
                                                                                                    ---------------------
                                                                                                        (in millions)
                                                                                                    ---------------------
Net realized capital losses on investments......................................................... $(12.8)  $(5.4) $(4.7)
Less amount transferred to IMR (net of related tax benefit of $0.3 million, $1.7 million and
 $1.7 million, in 2001, 2000 and 1999, respectively)...............................................   (0.6)   (3.2)  (3.1)
                                                                                                    ------   -----  -----
                                                                                                     (12.2)   (2.2)  (1.6)
Less federal income taxes on realized capital losses...............................................     --      --    0.4
                                                                                                    ------   -----  -----
Net realized capital losses after transfer to IMR and taxes........................................ $(12.2)  $(2.2) $(2.0)
                                                                                                    ======   =====  =====

4. Federal Income Taxes

Income before federal income taxes differs from the taxable income principally due to the use of net operating loss carryforwards in 2001, 2000 and 1999 of $16.3 million, $29.3 million and $12.7 million, respectively. The remaining portion of the net operating loss at December 31, 2001, of $13.7 million, will be available for use to offset taxable income in future years. The net operating loss carryforward expires in 2013.

No federal income tax payments were made in 1999. The Company received a refund of $3.2 million in 1999 as a result of the utilization of a portion of the net operating loss carryforward. The Company made federal income tax payments of $1.2 million and $0.9 million in 2001 and 2000, respectively, as a result of alternative minimum income tax liabilities. Alternative minimum tax liabilities in 2001, 2000 and 1999 of $0.4 million, $0.6 million and $0.2 million, respectively, are available for recoupment in the event of future net losses.

The components of federal income tax expense (benefit) are as follows:

                                                         2001   2000   1999
                                                         -----  -----  -----
                                                            (in millions)
                                                         -----  -----  -----
   Federal income tax expense (benefit):
     Federal income tax expense (benefit) on operations. $ 0.4  $ 0.8  $(0.4)
     Federal income tax benefit on realized losses......  (0.3)  (1.7)  (1.7)
                                                         -----  -----  -----
   Total federal income tax expense (benefit)...........   0.1   (0.9)  (2.1)
                                                         =====  =====  =====

Lincoln Life & Annuity Company of New York

The Company's federal income tax expense (benefit) differs from the amount obtained by applying the federal statutory rate of 35% to Gain from operations before federal income tax (benefit) and net realized loss on investments for the following reasons:

                                                                              2001    2000   1999
                                                                              -----  ------  -----
                                                                                  (in millions)
                                                                              -----  ------  -----
Expected federal income tax expense.......................................... $11.2  $ 17.1  $ 7.7
Benefit of net operating loss carryforward...................................  (5.7)  (10.3)  (4.5)
Policyholder reserves........................................................  (1.9)   (3.1)  (4.1)
Deferred acquisition costs...................................................  (2.3)   (1.5)  (1.7)
Alternative minimum income tax liability.....................................   0.4     0.6    0.2
Tax preferred investment income..............................................  (0.7)   (0.4)  (0.1)
Other amounts................................................................  (0.6)   (1.6)   2.1
                                                                              -----  ------  -----
Federal income tax expense (benefit) on income before realized capital losses   0.4     0.8   (0.4)
Federal income tax benefit on realized capital losses........................  (0.3)   (1.7)  (1.7)
                                                                              -----  ------  -----
Total federal income tax expense (benefit)................................... $ 0.1  $ (0.9) $(2.1)
                                                                              =====  ======  =====

5. Reserves and Reinsurance

The balance sheet caption "Other admitted assets" includes amounts recoverable from other insurers for claims paid by the Company of $0.6 million at December 31, 2001. The balance sheet caption, "Future policy benefits and claims" has been reduced for insurance ceded by $100.3 million and $87.8 million at December 31, 2001 and 2000, respectively.

The caption "Life and annuity premiums" in the Statements of Operations includes $116.5 million, $122.9 million and $137.7 million of premiums assumed and $31.4 million, $27.0 million and $44.2 million of premiums ceded in 2001, 2000 and 1999, respectively. The caption "Benefits and settlement expenses" in the Statements of Operations is net of reinsurance recoveries of $38.1 million, $16.7 million and $71.8 million for 2001, 2000 and 1999, respectively.

The Company cedes insurance to other companies, including certain affiliates. A portion of risks exceeding the Company's retention limit is reinsured with Lincoln Life. The Company limits its maximum coverage that it retains on an individual to $0.5 million. The accompanying financial statements reflect premiums, benefits and reserves for policy benefits, net of insurance ceded. The Company remains liable if its reinsurers are unable to meet their contractual obligations under the applicable reinsurance agreements.

On January 2, 1998, the Company and Lincoln Life entered into an indemnity reinsurance transaction whereby the Company and Lincoln Life reinsured 100% of a block of individual life insurance and annuity business from CIGNA Corporation ("CIGNA"). In 1999, the Company received $5.8 million from CIGNA as a result of the final settlement of the statutory-basis values of assets and liabilities for the reinsured business. The $5.8 million is included in the Statements of Operations line item "Other income."

On November 1, 1999, the Company and Lincoln Life reached an agreement to retrocede virtually 100% of the disability income business assumed from CIGNA. A gain on the transaction of $4.6 million, net of tax, was recorded directly in unassigned surplus and is being recognized in statutory earnings over the life of the business with $0.5 million and $0.6 million recognized in income in 2001 and 2000, respectively.

The regulatory required liability for unsecured reserves ceded to unauthorized reinsurers was $0.4 million and $0.5 at December 31, 2001 and 2000, respectively. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2001, the Company's reinsurance recoverables are not material and no individual reinsurer owed the Company an amount that was equal to or greater than 3% of the Company's surplus.

In 2001 and 2000, the Company did not commute any ceded reinsurance. The Company did not record reinsurance credits on existing policies during 2001 as a result of new or amended reinsurance agreements.

Neither the Company nor any of its affiliates control any non-affiliated reinsurers with which they do business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2001, there are no reinsurance agreements in effect such that the amount of losses paid or accrued exceed the total direct premium collected.

At December 31, 2001, the Company had no uncollectible reinsurance and during 2001, the Company established no provision for uncollectible reinsurance and did not write off any ceded reinsurance balances.

Lincoln Life & Annuity Company of New York

At December 31, 2001, the Company's annuity reserves and deposit fund liabilities, including separate accounts, that are subject to discretionary withdrawal with adjustment, subject to discretionary withdrawal without adjustment and not subject to discretionary withdrawal provisions are summarized as follows:

                                                      Amount  Percent
                                                     ---------------
                                                      (in millions)
                                                     ---------------
           Subject to discretionary withdrawal with
            adjustment:
             With market value adjustment...........   $237.6    20%
             At book value, less surrender charge...     59.7     5
             At market value........................    330.9    27
           Subject to discretionary withdrawal
            without adjustment at book value with
            minimal or no charge or adjustment......    549.9    45
           Not subject to discretionary withdrawal..     39.8     3
                                                     --------   ---
           Total annuity reserves and deposit fund
            liabilities, before reinsurance.........  1,217.9   100%
                                                                ===
           Less reinsurance.........................      1.8
                                                     --------
           Net annuity reserves and deposit fund
            liabilities, including separate accounts $1,216.1
                                                     ========

At December 31, 2001, the Company had $672.3 million of variable annuity policies with account values subject to guaranteed minimum death benefit ("GMDB") riders. Reserves of $0.7 million (net of $0.6 million of reinsurance reserve credits) are held for annuity policies subject to GMDB riders.

Details underlying the balance sheet caption "Future policy benefits and claims" are as follows:

                                                      December 31
                                                     2001      2000
                                                   ------------------
                                                     (in millions)
                                                   ------------------
           Aggregate reserve for life and accident
            and health............................ $1,730.5  $1,736.7
           Deposit-type contracts.................     27.7      28.1
           Policy and contract claims.............     (3.4)      0.9
           Undistributed earnings on participating
            business..............................      5.5       5.7
           Other..................................      0.1       0.1
                                                   --------  --------
                                                   $1,760.4  $1,771.5
                                                   ========  ========

6. Capital and Surplus

Life insurance companies are subject to certain Risk-Based Capital ("RBC") requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life insurance company is to be determined based on the various risk factors related to it. At December 31, 2001, the Company exceeds the RBC requirements.

The payment of shareholder dividends by the Company requires 30 day advance notice to the Department and requires that the Superintendent of the department has not disapproved the dividend within such time.

Total assets have been decreased by $2.2 million for non-admitted assets as required by statutory guidance.

7. Employee Benefit Plans

LNC maintains defined benefit pension plans for its employees (including Company employees) and a defined contribution plan for the Company's agents. LNC also maintains 401(k) plans, deferred compensation plans and postretirement medical and life insurance plans for its employees and agents (including the Company's employees and agents). The aggregate expenses and accumulated obligations for the Company's portion of these plans are not material to the Company's statutory-basis results of operations or financial position for any of the periods shown.

LNC has various incentive plans for employees, agents and directors of LNC and its subsidiaries that provide for the issuance of stock options, stock appreciation rights, restricted stock awards and stock incentive awards. These plans are comprised primarily of stock option incentive plans. Stock options awarded under the stock option incentive plans are granted with an exercise price equal to the market value of LNC stock at the date of grant and, subject to termination of employment, expire ten years from the date of grant. Such options are transferable only upon death. Options become exercisable in 25% increments over the four-year period following the option grant anniversary date. A "reload option" feature was added on May 14, 1997. In most cases, persons exercising an option after that date have been granted new options in an amount equal to the number of matured shares tendered to exercise the original option award. The reload options are granted for the remaining term of the related original option and have an exercise price equal to the market value of LNC stock at the date of the reload award. Reload options can be exercised two years after the grant date if the value of the new option has appreciated by at least 25%.

Lincoln Life & Annuity Company of New York

As of December 31, 2001, there were 44,709 shares of LNC common stock subject to options granted to Company employees under the stock option incentive plans of which 19,906 were exercisable on that date. The exercise prices of the outstanding options range from $24.72 to $50.83.
During 2001, 2000 and 1999, 21,686, 8,235 and 10,201 options became exercisable, respectively. During 2001, 14,949 options were exercised and 4,000 options were forfeited. No options were exercised or forfeited in 2000. During 1999, 2,066 options were exercised and 1,600 options were forfeited.

8. Restrictions, Commitments and Contingencies

Marketing and Compliance Matters
Regulators continue to focus on market conduct and compliance issues. Under certain circumstances, companies operating in the insurance and financial services markets have been held responsible for providing incomplete or misleading sales materials and for replacing existing policies with policies that were less advantageous to the policyholder. The Company's management continues to monitor the Company's sales materials and compliance procedures and is making an extensive effort to minimize any potential liability. Due to the uncertainty surrounding such matters, it is not possible to provide a meaningful estimate of the range of potential outcomes at this time; however, it is management's opinion that such future development will not materially affect the financial position of the Company.

Vulnerability from Concentrations
At December 31, 2001, the Company did not have a material concentration of financial instruments in a single investee or industry. The Company's investments in mortgage loans principally involve commercial real estate. At December 31, 2001, 30% of such mortgages, or $45.8 million, involved properties located in New York and California. Such investments consist of first mortgage liens on completed income-producing properties and the mortgage outstanding on any individual property does not exceed $6.7 million.

At December 31, 2001, the Company did not have a concentration of: 1) business transactions with a particular customer, lender or distributor; 2) revenues from a particular product or service; 3) sources of supply of labor or services used in the business or 4) a market or geographic area in which business is conducted that makes it vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to the Company's financial condition.

Contingency Matters
The Company is occasionally involved in various pending or threatened legal proceedings arising from the conduct of business. Most of these proceedings are routine in the ordinary course of business. The Company maintains professional liability insurance coverage for certain claims in excess of $10 million. The degree of applicability of this coverage will depend on the specific facts of each proceeding. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings ultimately will be resolved without materially affecting the financial position of the Company.

State guaranty funds assess insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes. The Company has accrued for expected assessments net of estimated future premium tax deductions.

9. Fair Value of Financial Instruments

The following methodologies and assumptions were used to determine the estimated fair values of the Company's financial instruments. Considerable judgment is required to develop these fair values. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of the Company's financial instruments.

Bonds
Fair values of bonds are based on quoted market prices, where available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services. In the case of private placements, fair values are estimated by discounting expected future cash flows using a current market rate applicable to the coupon rate, credit quality and maturity of the investments.

Mortgage Loans on Real Estate
The estimated fair values of mortgage loans on real estate are established using a discounted cash flow method based on credit rating, maturity and future income. The rating for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, caliber of tenancy, borrower and payment record. Fair values for impaired mortgage loans are based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's market prices or 3) the fair value of the collateral if the loan is collateral dependent.

Lincoln Life & Annuity Company of New York

Policy Loans
The estimated fair value of investments in policy loans was calculated on a composite discounted cash flow basis using Treasury interest rates consistent with the maturity durations assumed. These durations were based on historical experience.

Other Investments and Cash and Short-Term Investments
The carrying value for assets classified as other investments, cash and cash equivalents and short-term investments in the accompanying statutory-basis balance sheets approximate their fair value.

Investment-type Insurance Contracts
The balance sheet caption, "Future policy benefits and claims" includes contracts that are considered to be investment-type contracts for GAAP purposes (i.e., certain annuity contracts). The fair values for the majority of these contracts are based on their approximate surrender values.

The remainder of the balance sheet caption "Future policy benefits and claims" that do not fit the definition of "investment-type insurance contracts" for GAAP are considered insurance contracts. Fair value disclosures are not required for these insurance contracts and fair values have not been determined by the Company. It is the Company's position that the disclosure of the fair value of these insurance contracts is important because readers of these financial statements could draw inappropriate conclusions about the Company's capital and surplus determined on a fair value basis. It could be misleading if only the fair value of assets and liabilities defined as financial instruments are disclosed. The Company and other companies in the insurance industry are monitoring the related actions of the various rule-making bodies and attempting to determine an appropriate methodology for estimating and disclosing the "fair value" of their insurance contract liabilities.

Separate Accounts
Assets held in separate accounts are reported in the accompanying statutory-basis balance sheets at fair value. The related liabilities are also reported at fair value in amounts equal to the separate account assets. Seed money deposited into the separate accounts by the Company is included as a separate account asset, but not as a separate account liability.

The carrying values and estimated fair values of the Company's financial instruments are as follows:

                                                                   December 31
                                                            2001                2000
                                                     --------------------------------------
                                                     Carrying   Fair     Carrying   Fair
Assets (Liabilities)                                  Value     Value     Value     Value
---------------------------------------------------- ---------------------------------------
                                                                  (in millions)
                                                     --------------------------------------
Bonds............................................... $1,600.9  $1,617.8  $1,535.9  $1,511.7
Mortgage loans on real estate.......................    153.9     157.0     185.1     183.4
Policy loans........................................    175.0     188.1     179.0     190.6
Cash and cash equivalents and short-term investments     15.6      15.6      46.7      46.7
Other invested assets...............................      0.3       0.3       0.3       0.3
Investment-type insurance contracts.................   (857.8)   (847.8)   (876.4)   (825.0)
Separate account assets.............................    357.2     357.2     329.8     329.8
Separate account liabilities........................   (356.4)   (356.4)   (329.8)   (329.8)

10. Transactions with Affiliates
The Company has entered into agreements with Lincoln Life to receive processing and other corporate services. Fees paid to Lincoln Life for such services were $13.0 million, $23.0 million and $22.7 million in 2001, 2000 and 1999, respectively. The Company has also entered into an agreement with Lincoln Life to provide certain processing services. Fees received from Lincoln Life for such services were $1.8 million, $2.4 million and $1.4 million in 2001, 2000 and 1999, respectively. At December 31, 2001, the Company owed Lincoln Life $5.7 million related to these services. At December 31, 2000, Lincoln Life owed the Company $2.4 million related to these services.

The Company has an investment management agreement with an affiliate, Lincoln National Investments, Inc. as of
December 31, 2001 and Lincoln Investment Management, Inc. as of December 31, 2000 and 1999, for investment advisory and asset management services. Fees paid for such investment services were $2.1 million, $1.4 million and $1.3 million in 2001, 2000 and 1999, respectively.

The Company cedes business to one affiliated company, Lincoln Life. The caption "Life and annuity premiums" in the accompanying Statements of Operations has been reduced by $5.7 million, $4.8 million and $6.3 million for premiums paid on these contracts in 2001, 2000 and 1999, respectively. The caption "Future policy benefits and claims" has been reduced by $4.4 million and $2.5 million related to reserve credits taken on these contracts as of December 31, 2001 and 2000, respectively.

Lincoln Life & Annuity Company of New York

11. Separate Accounts

Separate account assets held by the Company consist primarily of mutual funds, long-term bonds, common stocks and short-term investments and are carried at fair value. None of the separate accounts have any minimum income guarantees and the investment risks associated with market value changes are borne entirely by the policyholder.


Separate account premiums, deposits and other considerations amounted to $114.2 million, $61.6 million and $109.6 million in 2001, 2000 and 1999, respectively. Reserves for separate accounts with assets at fair value were $341.2 million and $317.5 million at December 31, 2001 and 2000, respectively. All reserves are subject to discretionary withdrawal at market value.
A reconciliation of transfers to the Company from the separate accounts is as follows:

                                                                                 Year ended December 31
                                                                                  2001    2000    1999
                                                                                 ----------------------
                                                                                      (in millions)
                                                                                 ----------------------
Transfers as reported in the Summary of Operations of various separate accounts:
  Transfers to separate accounts................................................ $114.2  $ 61.6  $109.6
  Transfers from separate accounts..............................................  (40.1)  (36.5)  (81.4)
                                                                                 ------  ------  ------
Net transfers to separate accounts as reported in the Statements of Operations.. $ 74.1  $ 25.1  $ 28.2
                                                                                 ======  ======  ======

Report of Independent Auditors

Board of Directors
Lincoln Life & Annuity Company of New York

We have audited the accompanying statutory-basis balance sheets of Lincoln Life & Annuity Company of New York (a wholly-owned, indirect subsidiary of Lincoln National Corporation) as of December 31, 2001 and 2000, and the related statutory-basis statements of operations, changes in capital and surplus and cash flow for each of the three years in the period ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the New York Insurance Department, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States and the effects on the accompanying financial statements are also described in Note 1.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of Lincoln Life & Annuity Company of New York at December 31, 2001 and 2000, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2001.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lincoln Life & Annuity Company of New York at December 31, 2001 and 2000, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2001, in conformity with accounting practices prescribed or permitted by the New York Insurance Department.

As discussed in Note 2 to the financial statements, in 2001 the Company changed various accounting policies to be in accordance with the revised NAIC Accounting Practices and Procedures Manual, as adopted by the New York Insurance Department.

/s/ Ernst & Young LLP

March 15, 2002

                                    PART II

                        FEES AND CHARGES REPRESENTATION

    Lincoln Life & Annuity Company of New York represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life & Annuity Company of New York.

                                  UNDERTAKING

    Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                                INDEMNIFICATION

        (a) Brief description of indemnification provisions.

           In general, Article VII of the By-Laws of Lincoln Life & Annuity Company of New York (LLANY) provides that LLANY will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of LLANY, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or not opposed to the best interests of, LLANY. Certain additional conditions apply to indemnification in criminal proceedings.

           In particular, separate conditions govern indemnification of directors, officers, and employees of LLANY in connection with suits by, or in the right of, LLANY.

           Please refer to Article VII, Section II, of the By-Laws of LLANY (Exhibit No. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, New York law.

        (b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933.

           Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT


    This Post-Effective Amendment No. 8 to this registration statement comprises the following papers and documents:



       The facing sheet;
       The cross reference sheet;
       Two Prospectuses consisting of 99 and 104 pages respectively; The fees and charges representation;
       The undertaking to file reports;
       Statements regarding indemnification;
       Contents of Registration Statement
       Exhibits List
       The signatures
       Powers of Attorney
       Consents of
           Robert O. Sheppard, Esquire
           Vaughn W. Robbins, FSA
           Ernst & Young LLP, Independent Auditors

    1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:
        (1) Resolution of the Board of Directors of Lincoln Life & Annuity Company of New York and related documents authorizing establishment of the Account. (2)
        (2) Not applicable.
        (3) (a) Revised and Amended Principal Underwriting Agreement between Lincoln Financial Advisors Corporation and Lincoln Life & Annuity Company of New York (4)
            (b) Selling Group Agreement. (4)
            (c) Commission Schedule for Variable Life Policies. (5)
        (4) Not applicable.
        (5) (a)  Forms of Policy and Application.
                (1) Policy Form LN 615 NY and Application B10358NY (Prospectus
                   No. 1). (3)
                (2) Policy Form LN 660 NY and Application B 10399 NY (Prospectus
                   No. 2). (5)
            (b) Riders. LR 434 NY LNY and LR 435 NY LNY. (3)

        (6) (a) Articles of Incorporation of Lincoln Life & Annuity Company of New York. (1)

            (b) Bylaws of Lincoln Life & Annuity Company of New York. (1)
        (7) Not applicable.
        (8) Fund Participation Agreements.

           Agreements between Lincoln Life & Annuity Company of New York and
                       Amendments thereto:

            (a) AIM Variable Insurance Funds, Inc.

            (b) Alliance Variable Products Series Fund, Inc.


            (c) American Funds Insurance Series


            (d) Baron Capital Funds Trust.


            (e) BT Insurance Funds Trust.


            (f)  Delaware VIP Trust.


            (g) Fidelity Variable Insurance Products.


            (h) Janus Aspen Series.


            (i)  Lincoln National Funds


            (j)  MFS-Registered Trademark- Variable Insurance Trust.


            (k) Neuberger & Berman Advisers Management Trust.


            (l)  Franklin Templeton Variable Products Series Fund.


            (m) OCC Accumulation Trust.


            (n) Putnam Variable Trust.


        (9) Not applicable.

        (10) See Exhibit 1(5).
    2.  See Exhibit 1(5).
    3.  Opinion and Consent of Robert O. Sheppard, Esq.
    4.  Not applicable.
    5.  Not applicable.
    6.  Opinion and consent of Vaughn W. Robbins, FSA
    7.  Consent of Ernst & Young LLP, Independent Auditors.
    8.  Not applicable.
------------------------
(1) Incorporated by reference to Registration Statement on Form N-4 (File No. 333-38007) filed on October 16, 1997.

(2) Incorporated by reference to Registration Statement on Form N-8B-2 (File No. 811-08651) filed on February 11, 1998.

(3) Incorporated by reference to Pre-Effective Amendment No. 1 to this Registration Statement on Form S-6 (File No. 333-42507) filed on July 2, 1998.

(4) Incorporated by reference to Pre-Effective Amendment No. 1 on Form N-4 (File 333-93875) filed on April 27, 2000.


(5) Incorporated by reference to Post-Effective Amendment No. 6 on Form S-6 (File No. 333-42507) filed on July 28, 2000.

                                   SIGNATURES




    Pursuant to the requirements of the Securities Act of 1933, the Registrant, Lincoln Life & Annuity Flexible Premium Variable Life Account M, has duly caused this Post-Effective Amendment No. 8 to this Registration Statement on Form S-6 (File No. 333-42507) to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Hartford and State of Connecticut, on the 26th day of April, 2002. Registrant certifies that this amendment meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933.



                                          Lincoln Life & Annuity Flexible
                                           Premium
                                           Variable Life Account M
                                           (Registrant)



                                          By:         /s/ GARY W. PARKER

                                             -----------------------------------

                                              Gary W. Parker
                                             SECOND VICE PRESIDENT AND DIRECTOR
                                              OF
                                             LINCOLN LIFE & ANNUITY COMPANY OF
                                              NEW YORK



                                              Lincoln Life & Annuity Company of
                                              New York
                                             (Depositor)



                                          By:         /s/ GARY W. PARKER

                                             -----------------------------------

                                                       Gary W. Parker
                                             SECOND VICE PRESIDENT AND DIRECTOR

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 8 to this Registration Statement (File No. 333-42507) has been signed below on April 26, 2002 by the following persons, as officers and directors of the Depositor, in the capacities indicated:



                      SIGNATURE                                   TITLE
                      ---------                                   -----
               /s/ LORRY J. STENSRUD *                 President and Director
     -------------------------------------------        (Principal Executive
                  Lorry J. Stensrud                     Officer)

                                                       Second Vice President and
                 /s/ JANET CHRZAN *                     Chief Financial Officer
     -------------------------------------------        (Principal Financial
                    Janet Chrzan                        Officer and Principal
                                                        Accounting Officer)

                 /s/ JOHN H. GOTTA *                   Second Vice President,
     -------------------------------------------        Assistant Secretary, and
                    John H. Gotta                       Director

                /s/ GARY W. PARKER *
     -------------------------------------------       Second Vice President and
                   Gary W. Parker                       Director

              /s/ J. PATRICK BARRETT *
     -------------------------------------------       Director
                 J. Patrick Barrett

                /s/ ROBERT D. BOND *
     -------------------------------------------       Director
                   Robert D. Bond

                 /s/ JON A. BOSCIA *
     -------------------------------------------       Director
                    Jon A. Boscia

           /s/ BARBARA STEURY KOWALCZYK *
     -------------------------------------------       Director
              Barbara Steury Kowalczyk

           /s/ MARGUERITE LEANNE LACHMAN *
     -------------------------------------------       Director
              Marguerite Leanne Lachman

              /s/ LOUIS G. MARCOCCIA *
     -------------------------------------------       Director
                 Louis G. Marcoccia

               /s/ JOHN M. PIETRUSKI *
     -------------------------------------------       Director
                  John M. Pietruski

                 /s/ RON J. PONDER *
     -------------------------------------------       Director
                    Ron J. Ponder

              /s/ RICHARD C. VAUGHAN *
     -------------------------------------------       Director
                 Richard C. Vaughan

               /s/ MARK E. REYNOLDS *
     -------------------------------------------       Director
                  Mark E. Reynolds



*By:/s/ GARY W. PARKER
    ----------------------------------
    Gary W. Parker, pursuant to a
Power of Attorney filed with this
    Post-Effective Amendment No. 8 to
    the Registration Statement.

                               POWER OF ATTORNEY



    We, the undersigned directors and officers of Lincoln Life & Annuity Company of New York, hereby severally constitute and appoint Gary W. Parker, Robert O. Sheppard, and Christine S. Frederick individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any and all Registration Statements on Form S-6 or Form N-6, and amendments thereto, filed with the Securities and Exchange Commission under the Securities Act of 1933, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by our attorneys-in-fact to any such amendment to said Registration Statement. The execution of this document by each of the undersigned hereby revokes any and all Powers of Attorney previously executed by said individuals for this specific purpose.



    WITNESS our hands and common seal on this 3rd day of August, 2001.



                      SIGNATURE                                   TITLE
                      ---------                                   -----
                 /s/ JOHN H. GOTTA*                    Second Vice President,
     -------------------------------------------        Assistant Secretary, and
                    John H. Gotta                       Director



                               POWER OF ATTORNEY



    We, the undersigned directors and officers of Lincoln Life & Annuity Company of New York, hereby severally constitute and appoint Gary W. Parker, Robert O. Sheppard, and Christine S. Frederick individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any and all Registration Statements on Form S-6 or Form N-6, and amendments thereto, filed with the Securities and Exchange Commission under the Securities Act of 1933, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by our attorneys-in-fact to any such amendment to said Registration Statement. The execution of this document by each of the undersigned hereby revokes any and all Powers of Attorney previously executed by said individuals for this specific purpose. WITNESS our hands and common seal on this 22nd day of January, 2002.



                      SIGNATURE                                   TITLE
                      ---------                                   -----
                /s/ MARK E. REYNOLDS*
     -------------------------------------------       Director
                  Mark E. Reynolds



STATE OF             )
INDIANA
                     )SS:
COUNTY OF ALLEN      )

                                  Subscribed and sworn to before me this
                                  22(nd) day of January, 2002
                                  /s/ SHARLENE K. GEER
                                  -------------------------------
                                  Notary Public
                                  Commission Expires 2/29/08

                               POWER OF ATTORNEY



    We, the undersigned directors and officers of Lincoln Life & Annuity Company of New York, hereby severally constitute and appoint Gary W. Parker, Robert O. Sheppard, and Christine S. Frederick individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any and all Registration Statements on Form S-6 or Form N-6, and amendments thereto, filed with the Securities and Exchange Commission under the Securities Act of 1933, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by our attorneys-in-fact to any such amendment to said Registration Statement. The execution of this document by each of the undersigned hereby revokes any and all Powers of Attorney previously executed by said individuals for this specific purpose.



    WITNESS our hands and common seal on this 9th day of August, 2001.



                      SIGNATURE                                            TITLE
                      ---------                                            -----
               /s/ LORRY J. STENSRUD*
     -------------------------------------------       President and Director
                  Lorry J. Stensrud                     (Principal Executive Officer)

                                                       Second Vice President and Chief Financial
                  /s/ JANET CHRZAN*                     Officer
     -------------------------------------------        (Principal Financial Officer and Principal
                    Janet Chrzan                        Accounting Officer)

                 /s/ GARY W. PARKER*
     -------------------------------------------       Second Vice President and Director
                   Gary W. Parker

               /s/ J. PATRICK BARRETT*
     -------------------------------------------       Director
                 J. Patrick Barrett

                 /s/ ROBERT D. BOND*
     -------------------------------------------       Director
                   Robert D. Bond

                 /s/ JON A. BOSCIA*
     -------------------------------------------       Director
                    Jon A. Boscia

            /s/ BARBARA STEURY KOWALCZYK*
     -------------------------------------------       Director
              Barbara Steury Kowalczyk

           /s/ MARGUERITE LEANNE LACHMAN*
     -------------------------------------------       Director
              Marguerite Leanne Lachman

               /s/ LOUIS G. MARCOCCIA*
     -------------------------------------------       Director
                 Louis G. Marcoccia

               /s/ JOHN M. PIETRUSKI*
     -------------------------------------------       Director
                  John M. Pietruski

                 /s/ RON J. PONDER*
     -------------------------------------------       Director
                    Ron J. Ponder

               /s/ RICHARD C. VAUGHAN*
     -------------------------------------------       Director
                 Richard C. Vaughan



FOR JANET CHRZAN



             STATE OF INDIANA                         Subscribed and sworn to before me this
             COUNTY OF ALLEN                          9th day of August, 2001

               /s/ TINA M. DRZEWIECKI
     -----------------------------------------
                           Notary Public
                Commission Expires 12/20/08



FOR ROBERT D. BOND



             STATE OF INDIANA                         Subscribed and sworn to before me this
             COUNTY OF ALLEN                          9th day of August 2001

               /s/ BRENDA S. HENLINE
     -----------------------------------------
                           Notary Public
                 Commission Expires 2/16/07

FOR RON J. PONDER



           STATE OF NEW JERSEY                        Subscribed and sworn to before me this
             COUNTY OF MORRIS                         9th day of August 2001

                 /s/ BARBARA WELSH
     -----------------------------------------
                           Notary Public
             Commission Expires 3/5/02